UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-713-2000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2010

Item 1.  Reports to Stockholders.

The UBS Funds—Fixed Income

Annual Report

June 30, 2010

President's letter	1

Market commentary	2

Fixed Income

UBS Absolute Return Bond Fund	3

UBS Global Bond Fund	18

UBS High Yield Fund	30

UBS U.S. Bond Fund	45

Explanation of expense disclosure	58

Statement of assets and liabilities	62

Statement of operations	66

Statement of changes in net assets	68

Financial highlights	70

Notes to financial statements	78

Report of independent registered public accounting firm	99

General information	100

Board approval of investment advisory agreements	101

Trustee and Officer information	106

Federal tax information	114

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President's letter

August 16, 2010

Dear shareholder,

It certainly would be safe to say that market events throughout the 12-month reporting period ending June 30, 2010 shook the confidence of even the most unwavering investors.

Within this time, we witnessed increased market volatility, along with the potential for a mild double-dip recession, driven in part by disappointing economic data, high unemployment numbers and the debt crisis in Greece all making daily headlines. Despite the Federal Reserve Board's (the "Fed's") accommodative monetary policy, US growth moderated along with expectations by many of you for a sustained and timely economic recovery. For example, late in the period, the S&P 500 Index1 and the MSCI EAFE Index (net)2 both posted negative performance.

Although we firmly believe that the global economic recovery remains intact, many of these events may have prompted you to seek what may be considered "safe" investments like Treasuries. Risk aversion was on the rise, especially toward the end of the reporting period. This flight to quality may have been the result of emotional investing decisions, a temptation that tends to rear its ugly head in times like these.

At UBS Global Asset Management, we recognize the challenges that you face, particularly if you are nearing retirement and are looking for your nest egg to work even harder than ever. However, our nearly 30 years of experience over full market cycles compels us to remind you, time and time again, do not react emotionally to market events, diversify your portfolio and stick to your long-term investment plan.

Our commitment to providing you with long-term investment solutions to help you build and preserve wealth, in any market environment, has never been stronger. Driving our commitment is our focus on original fundamental research and proprietary risk management, all delivered by a fully integrated and experienced global team of professionals.

But our commitment does not stop there. We continue to anticipate your needs by constantly evaluating our investment teams, processes and our product offerings. We constantly recruit and maintain the highest caliber professionals with solid track records, and look to increase the depth of our analyst teams to bring you innovative investment solutions tailored to meet your financial objectives.

We remain firmly grounded and dedicated to your success and we thank you for your continued support.

Mark E. Carver
President
UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

1

The markets in review

Moderating Economic Growth

While economic growth in the US moderated as the review period progressed, it continued to expand over the 12 months ended June 30, 2010. After four consecutive quarters of negative gross domestic product ("GDP") growth, the US economy started to grow in the third quarter of 2009. During that time, GDP grew 1.6%. Economic activity then accelerated over the last three months of the year, as the Commerce Department reported that GDP increased a strong 5.0% in the fourth quarter. The US economy's turnaround was due, in part, to the Federal Reserve Board's (the "Fed's") accommodative monetary policy and the federal government's $787 billion stimulus program. Economic growth has continued thus far in 2010, albeit at a slower pace. GDP expanded 3.7% during the first quarter, and the Commerce Department's advance estimate for second quarter GDP was a 2.4% expansion.

While economic growth outside the US was also generally positive, more developed countries lagged their emerging markets counterparts. For example, growth rates in the Eurozone and in the UK were negatively impacted by the escalating debt crisis. In addition, there were concerns that the situation in Greece could spread to other countries in the region. In contrast, growth was so strong in developing countries such as China and India that their central banks raised interest rates in an effort to ward off inflation.

The fixed income markets produce solid results

Many of the same factors that initially propelled the US stock market higher helped US spread sectors (non-Treasuries) post strong results during much of the reporting period. Also supporting spread sectors was the Fed's ongoing commitment to keep short-term interest rates at historically low levels for "an extended period." As a result, some investors assumed greater risks earlier in the period in order to generate additional income from their investments, which was a sharp reversal from the end of April 2010, when risk aversion increased in the wake of the European debt crisis and concerns regarding the sustainability of the US economic recovery. Against this backdrop, demand for US Treasuries increased and investors sold securities that they considered risky.

The US bond market, as measured by the Barclays Capital US Aggregate Index,1 returned 9.50% for the 12 months ended June 30, 2010. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated very strong results over the 12 month reporting period. During that time, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index2 gained 26.92% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)3 rose 17.90%.

1  The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed nonconvertible, coupon-bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market-weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

2

UBS Absolute Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 1.99% (Class A shares declined 0.51% after the deduction of the maximum sales charge), while Class Y shares returned 2.34%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-3 Year Index returned 2.69%, and the US LIBOR 3-Month Index (the "Index") returned 0.35%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period. Notably, spread management, sector selection and currency management enhanced the Fund's results.

Portfolio performance summary1

What worked

•  Spread management was rewarded during the fiscal year. Spread management—the allocation of assets among non government sectors of the fixed income market—was a positive contributor to the Fund's performance during the 12-month period.

•  Sector selection contributed to performance. Looking at the overall 12-month reporting period, corporate bond spreads narrowed as investor risk appetite was generally robust. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.) As a result, corporate bonds as a whole outperformed government securities during the reporting period.

  – At the sector level, the Fund's positions in the financials and, to a lesser extent, the industrials sector, boosted the Fund's performance as their spreads narrowed as global economic conditions generally improved. While a portion of these gains was given back during the flight to quality late in the fiscal year, it was not enough to entirely offset our earlier strong results.

  – The Fund's holdings in the securitized markets were positive contributors to results, as well. In particular, the Fund's holdings in residential mortgage-backed securities, collateralized debt obligations and asset-backed securities performed well during the fiscal year. However, they were also negatively impacted by growing investor risk aversion late in the review period.

•  Active currency management was beneficial. Throughout the 12-month period, we implemented a number of tactical currency trades to take advantage of opportunities in the foreign exchange markets. We also maintained a well-diversified currency strategy. As a whole, this contributed to the Fund's performance.

What didn't work

•  Security selection detracted from the Fund's performance. Given investors' generally strong appetite for risk, having some fairly conservative names in the Fund's portfolio was a drag on performance during much of the reporting period. However, these same names held up relatively well late in the reporting period, as investor risk appetite declined given the uncertainties related to the sovereign debt crisis, that was mainly focused on southern European countries.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

3

UBS Absolute Return Bond Fund

•  The Fund's active duration positioning was not rewarded. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.) When the 12-month period began, the Fund had an overall long duration. During the first half of the period we adjusted duration and moved to a short position given our expectations for rising interest rates. However, this negatively contributed to performance as interest rates moved lower during the fiscal year as a whole.

This letter is intended to assist shareholders in understanding how the Fund performed during 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

4

UBS Absolute Return Bond Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	1.99%	(4.02)%	(3.88)%
Class C3	1.61	(4.36)	(4.21)
Class Y4	2.34	(3.82)	(3.68)
After deducting maximum sales charge
Class A2	(0.51)%	(4.52)%	(4.35)%
Class C3	1.12	(4.36)	(4.21)
BofA Merrill Lynch US Treasury 1-3 Year Index[5]	2.69%	4.24%	4.22%
US LIBOR 3-Month Index[6]	0.35	3.39	3.39

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.13% and 1.01%; Class C—1.43% and 1.36%; and Class Y—0.84% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Absolute Return Bond Fund is April 27, 2005. Inception date of the indices, for the purpose of this illustration, is April 30, 2005.

2  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The BofA Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index designed to track short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks quote to each other and deemed generally representative of current cash rates available. The US LIBOR 3-Month Index is designed to track the interest rate earned on three month inter-bank US dollar denominated deposits. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

5

UBS Absolute Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Absolute Return Bond Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-3 Year Index and the US LIBOR 3-Month Index from April 27, 2005, which is the inception date of the two classes, through June 30, 2010. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Absolute Return Bond Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2010

Percentage of net assets
Compagnie de Financement Foncier, 3.625%, due 01/16/12	3.7%
U.S. Treasury Note, 1.375%, due 03/15/12	3.4
Hypothekenbank in Essen AG, 5.250%, due 01/17/11	3.4
Federal Home Loan Bank, 5.250%, due 06/18/14	3.1
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	3.0
Federal National Mortgage Association, 5.000%, due 10/15/11	2.7
Federal National Mortgage Association Pools, #933765, 4.500%, due 04/01/38	2.6
BNP Paribas, 0.684%, due 11/23/15	2.5
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12	2.4
Federal National Mortgage Association Pools, #992260, 4.000%, due 01/01/39	2.2
Total	29.0%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Aerospace & defense	0.40%
Building materials	0.23
Chemicals	0.24
Commercial banks	9.85
Communications equipment	0.23
Computers & peripherals	0.31
Construction & engineering	0.94
Construction materials	0.17
Diversified financial services	12.55
Diversified telecommunication services	2.32
Electric utilities	1.48
Energy	0.06
Food & staples retailing	0.49
Health care providers & services	0.40
Industrial conglomerates	0.30
Insurance	0.90
Media	0.69
Metals & mining	1.23
Oil, gas & consumable fuels	2.16
Personal products	0.61
Pharmaceuticals	0.22
Road & rail	0.45
Sovereign	1.18
Thrifts & mortgage finance	7.07
Tobacco	2.47
Wireless telecommunication services	2.18
Total corporate bonds	49.13%
Asset-backed securities	2.04
Collateralized debt obligations	0.86
Commercial mortgage-backed securities	0.47
Mortgage & agency debt securities	18.42
US government obligation	3.42
Non US-government obligations	14.45
Supranational bonds	4.28
Total bonds	93.07%
Short-term investment	3.71
Total investments	96.78%
Cash and other assets, less liabilities	3.22
Net assets	100.00%

Country exposure, top five (unaudited)

As of June 30, 2010

Percentage of net assets
United States	42.8%
United Kingdom	9.3
Germany	9.3
France	7.7
Netherlands	4.4
Total	73.5%

7

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds: 93.07%
Corporate bonds: 49.13%
Australia: 0.83%
BHP Billiton Finance Ltd., 4.750%, due 04/04/12	EUR	300,000	$385,051
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$400,000	485,174
Westpac Banking Corp., 4.200%, due 02/27/15		350,000	364,284
Total Australia corporate bonds			1,234,509
Denmark: 0.22%
Dong Energy A/S, 4.875%, due 05/07/14	EUR	250,000	332,902
France: 7.70%
BNP Paribas, 0.684%, due 11/23/15[1]		$3,750,000	3,673,575
Casino Guichard Perrachon SA, 5.500%, due 01/30/15	EUR	550,000	730,821
Compagnie de Financement Foncier, 3.625%, due 01/16/12		4,350,000	5,498,129
Credit Agricole SA, 0.736%, due 03/13/16[1]		$800,000	763,188
Natixis, 0.553%, due 01/15/19[1]		450,000	390,315
Rhodia SA, 7.000%, due 05/15/18	EUR	300,000	359,518
Total France corporate bonds			11,415,546
Germany: 3.54%
HeidelbergCement AG, 7.500%, due 10/31/14		200,000	250,073
Hypothekenbank in Essen AG, 5.250%, due 01/17/11[2]		4,000,000	4,996,389
Total Germany corporate bonds			5,246,462
Italy: 1.78%
Intesa Sanpaolo SpA, 6.625%, due 05/08/18		900,000	1,121,423
Telecom Italia SpA, 4.750%, due 05/19/14		1,200,000	1,521,876
Total Italy corporate bonds			2,643,299
Luxembourg: 0.71%
ArcelorMittal, Series A, 9.000%, due 02/15/15		$350,000	411,760
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	250,000	389,867

	Face amount		Value
Wind Acquisition Finance SA, 11.000%, due 12/01/15[2]	EUR	200,000	$244,570
Total Luxembourg corporate bonds			1,046,197
Netherlands: 4.22%
Allianz Finance II BV, 4.750%, due 07/22/19		850,000	1,104,319
CRH Finance BV, 7.375%, due 05/28/14		250,000	348,910
EDP Finance BV, 5.375%, due 11/02/12[3]		$750,000	770,579
MDC B.V., 5.750%, due 05/06/14[3]		1,650,000	1,757,250
PACCAR Financial Europe BV, 5.125%, due 05/19/11	EUR	350,000	437,763
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	230,000	356,446
Repsol International Finance BV, 4.750%, due 02/16/17	EUR	300,000	372,020
Scotland International Finance BV, 4.250%, due 05/23/13[3]		$800,000	760,624
Ziggo Bond Co. BV, 8.000%, due 05/15/18[2]	EUR	300,000	354,015
Total Netherlands corporate bonds			6,261,926
Qatar: 0.30%
Qtel International Finance Ltd., 6.500%, due 06/10/14[3]		$400,000	437,749
South Korea: 0.36%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15[3]		500,000	535,673
Spain: 0.44%
Telefonica Emisiones SAU, 5.431%, due 02/03/14	EUR	500,000	655,130
Sweden: 0.53%
Swedbank AB, 0.625%, due 05/18/17[1]		$500,000	460,000
Vattenfall Treasury AB, 4.250%, due 05/19/14	EUR	250,000	327,445
Total Sweden corporate bonds			787,445
Switzerland: 0.78%
Credit Suisse/London, 6.125%, due 05/16/14		850,000	1,162,017

8

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 8.80%
Anglo American Capital PLC, 9.375%, due 04/08/14[3]		$450,000	$537,945
BAA Funding Ltd., 3.975%, due 02/15/14[1,3]	EUR	1,150,000	1,402,593
Barclays Bank PLC, 0.819%, due 04/20/16[1]		600,000	676,258
2.500%, due 01/23/13		$950,000	946,154
BP Capital Markets PLC, 1.550%, due 08/11/11		100,000	95,282
5.750%, due 11/08/10	GBP	350,000	520,863
FCE Bank PLC, 7.125%, due 01/16/12	EUR	200,000	246,404
HSBC Holdings PLC, 4.500%, due 04/30/14		250,000	327,564
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		1,200,000	1,811,150
Nationwide Building Society, 4.650%, due 02/25/15[3]		$550,000	561,580
OTE PLC, 5.375%, due 02/14/11	EUR	550,000	666,266
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	715,678
Royal Bank of Scotland Group PLC, 5.250%, due 05/15/13	EUR	1,000,000	1,268,292
Smiths Group PLC, 6.050%, due 05/15/14[3]		$400,000	439,602
Standard Chartered Bank PLC, 3.850%, due 04/27/15[3]		1,400,000	1,412,496
Virgin Media Secured Finance PLC, 7.000%, due 01/15/18[2]	GBP	200,000	291,350
Vodafone Group PLC, 5.750%, due 03/15/16		$650,000	719,719
WPP PLC, 6.625%, due 05/12/16	EUR	300,000	419,491
Total United Kingdom corporate bonds			13,058,687
United States: 18.92%
Altria Group, Inc., 9.250%, due 08/06/19		$300,000	374,432
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	200,000	257,769
American International Group, Inc., 5.950%, due 10/04/10	GBP	150,000	224,368

	Face amount		Value
Anadarko Petroleum Corp., 5.750%, due 06/15/14		$1,000,000	$904,745
AT&T, Inc., 4.850%, due 02/15/14		750,000	821,433
Avon Products, Inc., 5.625%, due 03/01/14		810,000	905,351
BAE Systems Holdings, Inc., 4.950%, due 06/01/14[3]		550,000	596,675
Bank of America Corp., 4.900%, due 05/01/13		1,400,000	1,466,756
5.650%, due 05/01/18		650,000	666,128
Cellco Partnership, 8.500%, due 11/15/18		500,000	650,069
Cisco Systems, Inc., 4.950%, due 02/15/19		310,000	340,731
Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	EUR	240,000	299,983
Citigroup, Inc., 4.750%, due 05/31/17[1]		400,000	442,891
5.625%, due 08/27/12		$1,240,000	1,277,841
CMS Energy Corp., 8.750%, due 06/15/19		300,000	331,227
CSX Corp., 5.750%, due 03/15/13		610,000	666,682
DirecTV Financing Co., Inc., 7.625%, due 05/15/16		550,000	597,437
ERAC USA Finance Co., 2.750%, due 07/01/13[3]		400,000	401,230
General Electric Capital Corp., 0.659%, due 12/20/13[1]		240,000	229,391
3.750%, due 11/14/14		610,000	624,020
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		2,900,000	3,121,087
Goldman Sachs Group, Inc., 7.500%, due 02/15/19		1,300,000	1,453,113
Hewlett-Packard Co., 6.125%, due 03/01/14		400,000	459,521
JPMorgan Chase & Co., 3.400%, due 06/24/15		1,350,000	1,353,063
6.300%, due 04/23/19		1,200,000	1,355,394
Morgan Stanley, 5.950%, due 12/28/17		1,300,000	1,316,458
Nisource Finance Corp., 7.875%, due 11/15/10		750,000	766,479
ONEOK Partners LP, 8.625%, due 03/01/19		550,000	677,571
Pfizer, Inc., 3.625%, due 06/03/13	EUR	250,000	320,912
Roche Holdings, Inc., 4.625%, due 03/04/13		450,000	589,522

9

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
SLM Corp., 0.933%, due 11/15/11[1]	EUR	250,000	$289,853
UST, Inc., 6.625%, due 07/15/12		$1,375,000	1,486,089
Verizon Wireless Capital LLC, 7.625%, due 12/19/11	EUR	500,000	661,941
Wells Fargo & Co., 5.250%, due 10/23/12		$2,000,000	2,140,326
Total United States corporate bonds			28,070,488
Total corporate bonds (cost $73,899,047)			72,888,030
Asset-backed securities: 2.04%
Cayman Islands: 0.16%
MBNA America European Structured Offerings, Series 7, 5.450%, due 04/19/11	EUR	190,000	237,481
United Kingdom: 0.51%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 0.886%, due 04/15/16[1]	GBP	150,000	212,167
2003-B PLC, Series A, 4.650%, due 07/15/13		240,000	368,115
Chester Asset Receivables Dealings No. 12 PLC, Series A, 6.000%, due 01/18/11		120,000	182,216
Total United Kingdom asset-backed securities			762,498
United States: 1.37%
Bank of America Corp., Series 2008-A1, Class A1, 0.930%, due 04/15/13[1]		$300,000	300,474
Series 2008-A5, Class A5, 1.550%, due 12/16/13[1]		300,000	302,768
Series 2004-A1, 4.500%, due 01/17/14	EUR	270,000	343,695
Chase Issuance Trust, Series 2007-A16, Class A16, 0.837%, due 06/16/14[1]		$300,000	300,160
Series 2009-A3, Class A3, 2.400%, due 06/17/13		390,000	395,525

	Face amount		Value
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14	EUR	300,000	$383,579
Total United States asset-backed securities			2,026,201
Total asset-backed securities (cost $3,123,758)			3,026,180
Collateralized debt obligations: 0.86%
Cayman Islands: 0.45%
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 4.305%, due 07/20/18[1,3,4,5]		$238,326	35,749
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.557%, due 01/22/22[1,3,4,5]		290,000	110,200
FM Leveraged Capital Fund, Series 2006-2A, Class E, 4.195%, due 11/15/20[1,4]		400,000	132,000
Galena CDO Ltd., Series II-AIRL, Class A1U, 1.142%, due 04/07/17[1,3,4,5]		1,000,000	274,600
Gresham Street CDO Funding, Series 2003-1X, Class D, 3.610%, due 11/07/33[1,3,4,5]		100,917	2,523
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.937%, due 06/15/11[1,3,4,5]		200,000	103,980
Total Cayman Islands collateralized debt obligations			659,052
Ireland: 0.00%[6]
Valleriite CDO, 4.248%, due 12/20/17[3,4,5]	EUR	350,000	5,265
Luxembourg: 0.00%[6]
Ashwell Rated SA, due 12/22/77[1,3,4,5,7]	GBP	220,000	3,287
Netherlands: 0.19%
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[3,4,5]		300,000	73,371
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22[3,4,5,7]		250,000	76,428

10

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Collateralized debt obligations—(Concluded)
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24[3,4,5]	EUR	350,000	$128,399
Total Netherlands collateralized debt obligations			278,198
United States: 0.22%
Ajax Ltd., Series 2A, Class C, 2.850%, due 09/08/32[1,3,4,5]		$500,000	200,000
Axius Europe CLO SA, Series 2007-1A, Class D, 3.976%, due 11/15/23[1,3,4,5]	EUR	350,000	124,119
Total United States collateralized debt obligations			324,119
Total collateralized debt obligations (cost $5,186,604)			1,269,921
Commercial mortgage-backed securities: 0.47%
United States: 0.47%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, due 10/10/45		$390,000	397,929
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.808%, due 08/10/45[1]		300,000	294,951
Total commercial mortgage-backed securities (cost $589,351)			692,880
Mortgage & agency debt securities: 18.42%
United States: 18.42%
Federal Home Loan Bank, 5.250%, due 06/18/14		$4,100,000	4,673,176
Federal Home Loan Mortgage Corp.,[8] 4.750%, due 03/05/12		1,300,000	1,388,832
5.000%, due 02/16/17		3,900,000	4,451,249
Federal Home Loan Mortgage Corp. Gold Pools,[8] #G04668, 5.000%, due 03/01/38		930,810	986,063
#G08307, 5.000%, due 11/01/38		1,428,031	1,512,800

	Face amount		Value
Federal National Mortgage Association,[8] 4.125%, due 04/15/14		$2,950,000	$3,221,382
5.000%, due 10/15/11		3,820,000	4,038,409
Federal National Mortgage Association Pools,[8] #992260, 4.000%, due 01/01/39		3,221,024	3,266,487
#933765, 4.500%, due 04/01/38		3,648,400	3,789,319
Total mortgage & agency debt securities (cost $26,017,174)			27,327,717
US government obligation: 3.42%
U.S. Treasury Note, 1.375%, due 03/15/12 (cost $5,011,371)		$5,000,000	5,072,460
Non US-government obligations: 14.45%
Belgium: 0.75%
Government of Belgium, 4.000%, due 03/28/14	EUR	850,000	1,118,710
Canada: 1.30%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	1,936,073
Denmark: 0.85%
Government of Denmark, 1.875%, due 03/16/12		1,250,000	1,263,387
Germany: 5.74%
Bundesobligation, 4.000%, due 04/13/12	EUR	1,420,000	1,845,878
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12		$2,800,000	3,546,627
5.550%, due 06/07/21	GBP	1,800,000	3,116,488
			8,508,993
Italy: 2.16%
Republic of Italy, 4.500%, due 01/21/15		$1,565,000	1,578,082
4.750%, due 01/25/16		1,565,000	1,630,040
			3,208,122
Japan: 2.21%
Government of Japan, 2.500%, due 09/20/37	JPY	134,000,000	1,702,763

11

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Concluded)
Non US-government obligations—(Concluded)
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$1,400,000	$1,573,617
			3,276,380
Spain: 1.44%
Instituto de Credito Oficial, 3.000%, due 03/15/11		250,000	250,562
5.375%, due 07/02/12		1,800,000	1,881,022
			2,131,584
Total Non US-government obligations (cost $21,760,920)			21,443,249
Supranational bonds: 4.28%
European Investment Bank, 5.625%, due 10/15/10	EUR	1,200,000	1,487,420
6.250%, due 04/15/14	GBP	1,270,000	2,172,640
Inter-American Development Bank, 3.250%, due 11/15/11		$2,600,000	2,686,450
Total supranational bonds (cost $6,288,642)			6,346,510
Total bonds (cost $141,876,867)			138,066,947

	Shares	Value
Short-term investment: 3.71%
Investment company: 3.71%
UBS Cash Management Prime Relationship Fund, 0.207%[9,10] (cost $5,509,864)	5,509,864	$5,509,864
Total investments: 96.78% (cost $147,386,731)		143,576,811
Cash and other assets, less liabilities: 3.22%		4,784,082
Net assets: 100.00%		$148,360,893

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $147,386,731; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,214,690
Gross unrealized depreciation	(8,024,610)
Net unrealized depreciation of investments	$(3,809,920)

1  Floating rate security—The interest rates shown are the current rates as of June 30, 2010.

2  Security exempt from registration under Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of these securities amounted to $5,886,324 or 3.97% of net assets.

3  Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $10,751,917 or 7.25% of net assets.

4  Security is illiquid. At June 30, 2010, the value of these securities amounted to $1,269,921 or 0.86% of net assets.

5  These securities, which represent 0.76% of net assets as of June 30, 2010, are considered restricted. (See restricted securities table below for more information.)

12

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/10 Market value	06/30/10 Market value as a percentage of net assets
Ajax Ltd., Series 2A, Class C, 2.850%, due 09/08/32	11/08/05	$487,550	0.33%	$200,000	0.13%
Ashwell Rated SA, due 12/22/77	01/29/07	397,209	0.27	3,287	0.00[6]
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 4.305%, due 07/20/18	04/24/06- 04/22/10	233,486	0.16	35,749	0.02
Axius Europe CLO SA, Series 2007-1A, Class D, 3.976%, due 11/15/23	09/28/07- 11/01/09	466,689	0.31	124,119	0.08
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.557%, due 01/22/22	04/27/07	285,865	0.19	110,200	0.08
Galena CDO Ltd., Series II-AIRL, Class A1U, 1.142%, due 04/07/17	03/08/07	1,000,000	0.68	274,600	0.19
Gresham Street CDO Funding, Series 2003-1X, Class D, 3.610%, due 11/07/33	06/10/05- 02/07/10	105,894	0.07	2,523	0.00[6]
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	363,746	0.25	73,371	0.05
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22	11/28/06	329,608	0.22	76,428	0.05
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24	05/18/07	463,444	0.31	128,399	0.09
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.937%, due 06/15/11	03/09/07	198,806	0.13	103,980	0.07
Valleriite CDO, 4.248%, due 12/20/17	06/12/07	465,868	0.31	5,265	0.00[6]
		$4,798,165	3.23%	$1,137,921	0.76%

6  Amount represents less than 0.005%.

7  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of this security.

8  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

9  Investment in affiliated investment company. See Notes to financial statements for additional information.

10  The rate shown reflects the yield at June 30, 2010.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GS  Goldman Sachs

13

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	700,000	USD	866,443	07/21/10	$10,403
Euro	41,160,000	USD	50,242,077	07/21/10	(93,035)
Great Britain Pound	3,165,000	USD	4,763,007	07/21/10	34,181
Great Britain Pound	5,635,000	USD	8,274,073	07/21/10	(145,180)
Japanese Yen	139,400,000	USD	1,514,510	07/21/10	(62,631)
Norwegian Krone	38,100,000	USD	5,935,065	07/21/10	86,366
Swiss Franc	2,819,714	USD	2,610,000	07/21/10	(6,823)
United States Dollar	12,670,322	SEK	99,220,000	07/21/10	54,411
Net unrealized depreciation on forward foreign currency contracts					$(122,308)

Currency type abbreviations:

SEK  Swedish Krona

USD  United States Dollar

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of June 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 54 contracts (USD)	September 2010	$6,690,178	$6,885,000	$194,822
US Treasury futures sell contracts:
2 Year US Treasury Notes, 187 contracts (USD)	September 2010	(40,733,578)	(40,920,859)	(187,281)
5 Year US Treasury Notes, 395 contracts (USD)	September 2010	(46,057,008)	(46,748,867)	(691,859)
10 Year US Treasury Notes, 195 contracts (USD)	September 2010	(23,446,921)	(23,896,641)	(449,720)
Interest rate futures buy contracts:
Euro-Buxl, 17 contracts (EUR)	September 2010	2,308,258	2,330,385	22,127
Interest rate futures sell contracts:
Euro-Bobl, 157 contracts (EUR)	September 2010	(23,147,847)	(23,213,202)	(65,355)
Euro-Bund, 39 contracts (EUR)	September 2010	(6,135,905)	(6,170,758)	(34,853)
Euro-Schatz, 125 contracts (EUR)	September 2010	(16,740,797)	(16,742,345)	(1,548)
Long Gilt, 41 contracts (GBP)	September 2010	(7,314,534)	(7,415,293)	(100,759)
10 Year Japanese Government Bond, 33 contracts (JPY)	September 2010	(5,248,591)	(5,285,823)	(37,232)
Net unrealized depreciation on futures contracts				$(1,351,658)

14

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized depreciation
Goldman Sachs International	EUR	3,100,000	12/20/13	2.2000%[2]	—[3]	$—	$(22,963)	$(22,963)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 10 Index.

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized appreciation
JPMorgan Chase Bank	USD	1,550,000	12/20/14	1.0000%[2]	—[3]	$55,787	$(27,948)	$27,839
JPMorgan Chase Bank	EUR	600,000	12/20/15	1.0000[2]	—[4]	(36,721)	49,951	13,230
JPMorgan Chase Bank	EUR	600,000	12/20/15	1.0000[2]	—[5]	(19,751)	21,876	2,125
						$(685)	$43,879	$43,194

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the McKesson HBOC, Inc. 7.650% bond, due 03/01/27.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Valeo 3.750% bond, due 06/24/13.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Saint Gobain Neder NV 5.500% bond, due 04/25/14.

15

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made) received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Deutsche Bank AG	EUR	1,200,000	12/20/15	—[3]	1.0000%[4]	$62,992	$(49,605)	$13,387	1.6862%
Goldman Sachs International	USD	1,500,000	06/20/18	—[5]	0.5140[4]	—	(193,755)	(193,755)	1.2180
Goldman Sachs International	USD	2,300,000	12/20/18	—[6]	1.1425[4]	—	(99,058)	(99,058)	1.0772
Goldman Sachs International	USD	3,000,000	09/20/19	—[7]	1.0000[4]	(19,160)	8,915	(10,245)	0.5964
JPMorgan Chase Bank	USD	1,550,000	12/20/14	—[8]	1.0000[4]	(53,443)	36,120	(17,323)	0.4744
JPMorgan Chase Bank	USD	1,500,000	03/20/20	—[9]	1.0000[4]	(2,579)	(103,156)	(105,735)	1.1916
						$(12,190)	$(400,539)	$(412,729)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Eads Finance B.V. 5.500% bond, due 9/25/18.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Austria 5.250% bond, due 01/04/11.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Johnson & Johnson 3.800% bond, due 05/15/13.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

16

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2010

Concluded

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$72,888,030	$—	$72,888,030
Asset-backed securities	—	3,026,180	—	3,026,180
Collateralized debt obligations	—	—	1,269,921	1,269,921
Commercial mortgage-backed securities	—	692,880	—	692,880
Mortgage & agency debt securities	—	27,327,717	—	27,327,717
US government obligation	—	5,072,460	—	5,072,460
Non US-government obligations	—	21,443,249	—	21,443,249
Supranational bonds	—	6,346,510	—	6,346,510
Short-term investment	—	5,509,864	—	5,509,864
Other financial instruments[1]	(1,351,658)	(501,931)	—	(1,853,589)
Total	$(1,351,658)	$141,804,959	$1,269,921	$141,723,222

1  Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized obligations	debt Total
Assets
Beginning balance	$542,156	$542,156
Total gains or losses (realized/unrealized) included in earnings	1,713,537	1,713,537
Purchases, sales, issuances, and settlements (net)	(985,772)	(985,772)
Transfers in and/or out of Level 3	$—	$—
Ending balance	$1,269,921	$1,269,921
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$387,094	$387,094

See accompanying notes to financial statements.
17

UBS Global Bond Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS Global Bond Fund (the "Fund") returned 5.94% (Class A shares returned 1.12% after the deduction of the maximum sales charge), while Class Y shares returned 6.33%. The Fund's benchmark, the Barclays Capital Global Aggregate Index (the "Index"), returned 5.00% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 19; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due to a variety of factors, including our spread management and, to a lesser extent, currency management.

Portfolio performance summary1

What worked

•  Spread management—how we allocated the Fund's assets among non government sectors of the fixed income market—was the largest positive contributor to the Fund's performance. In particular, our overweights to the securitized sectors and, within the corporate bond sector, our exposure to financials, were beneficial to the Fund's performance. While a portion of our gains was given back during the flight to quality that occurred late in the review period, it was not enough to entirely offset our earlier strong results.

•  Active currency management generated solid results. During the 12-month reporting period, our underweight to the poor-performing euro was rewarded, as it declined given the escalating sovereign debt crisis in Europe. Likewise, our overweight to the Swedish krona also contributed to results, as its economy continued to perform better than other European countries.

•  An overweight to Japanese inflation linked securities was a positive contributor to performance. The threat of deflation which was priced into Japanese bond markets decreased over the period, which helped performance.

What didn't work

•  Overall, our duration positioning detracted from results. In particular, the Fund's duration exposure in both the US and Europe was shorter than the Index. This positioning was not rewarded, as bond yields in those regions declined during the fiscal year. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.)

•  The Fund's yield curve positioning detracted from performance. The Fund's active yield curve positioning favored a flat yield curve, especially toward the end of the review period. However, the US yield curve continued to steepen throughout the review period, which detracted from performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

18

UBS Global Bond Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	5.94%	0.38%	N/A	4.00%
Class B3	5.14	(0.38)	N/A	3.82[6]
Class C4	5.58	(0.12)	N/A	2.94
Class Y5	6.33	0.64	4.12	4.48
After deducting maximum sales charge
Class A2	1.12%	(0.54)%	N/A	3.46%
Class B3	0.14	(0.69)	N/A	3.82[6]
Class C4	4.83	(0.12)	N/A	2.94
Barclays Capital Global Aggregate Index[7]	5.00%	5.03%	6.40%	6.11%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.68% and 1.15%; Class B—2.55% and 1.90%; Class C—2.17% and 1.65%; and Class Y—1.44% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception dates of Class B and Class C shares are November 26, 2001 and July 2, 2002, respectively. Inception date of Class Y shares and the Index is July 31, 1993.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

19

UBS Global Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS Global Bond Fund Class A versus the Barclays Capital Global Aggregate Index from November 5, 2001, which is the inception date of the class, through June 30, 2010. The second graph depicts the performance of UBS Global Bond Fund Class Y versus the Barclays Capital Global Aggregate Index over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

20

UBS Global Bond Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2010

Percentage of net assets
Government of Japan, 1.900%, due 06/20/25	4.5%
Government of Japan, 0.600%, due 12/15/10	4.4
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	3.9
European Investment Bank, 6.250%, due 04/15/14	2.8
Bundesrepublik Deutschland, 5.000%, due 07/04/11	2.5
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	2.4
Instituto de Credito Oficial, 5.375%, due 07/02/12	2.3
Buoni Poliennali Del Tesoro, 5.000%, due 08/01/39	2.3
Government of Japan, 0.800%, due 03/20/13	2.1
HSBC Finance Corp., 6.750%, due 05/15/11	2.0
Total	29.2%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Chemicals	0.33%
Commercial banks	10.94
Construction & engineering	0.34
Construction materials	0.14
Diversified financial services	8.54
Diversified telecommunication services	2.00
Electric utilities	0.41
Food & staples retailing	0.46
Gas utilities	0.36
Media	1.87
Metals & mining	0.96
Oil, gas & consumable fuels	2.30
Personal products	0.43
Thrifts & mortgage finance	3.93
Tobacco	2.65
Wireless telecommunication services	0.79
Total corporate bonds	36.45%
Asset-backed securities	1.61
Collateralized debt obligations	1.50
Commercial mortgage-backed securities	2.05
Mortgage & agency debt securities	9.29
US government obligations	3.18
Non US-government obligations	38.66
Supranational bond	2.75
Total bonds	95.49%
Short-term investment	3.17
Total investments	98.66%
Cash and other assets, less liabilities	1.34
Net assets	100.00%

Country exposure, top five (unaudited)

As of June 30, 2010

Percentage of net assets
United States	30.1%
Japan	16.9
Germany	14.8
United Kingdom	8.8
Italy	6.4
Total	77.0%

21

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds: 95.49%
Corporate bonds: 36.45%
Australia: 1.08%
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$100,000	$121,293
Westpac Banking Corp., 4.200%, due 02/27/15		70,000	72,857
Total Australia corporate bonds			194,150
Cayman Islands: 0.29%
Vale Overseas Ltd., 5.625%, due 09/15/19		50,000	52,755
France: 2.14%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR	150,000	188,596
France Telecom SA, 8.500%, due 03/01/31		$100,000	137,610
Rhodia SA, 7.000%, due 05/15/18	EUR	50,000	59,920
Total France corporate bonds			386,126
Germany: 6.89%
Bayerische Landesbank, 3.750%, due 05/23/11		240,000	300,205
Dexia Kommunalbank Deutschland AG, 3.500%, due 04/15/11		150,000	186,556
HeidelbergCement AG, 7.500%, due 10/31/14		20,000	25,007
Hypothekenbank in Essen AG, 4.000%, due 11/21/11		240,000	304,006
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	250,000	425,727
Total Germany corporate bonds			1,241,501
Italy: 1.09%
Telecom Italia SpA, 1.496%, due 06/07/16[1]	EUR	100,000	113,887
7.375%, due 12/15/17	GBP	50,000	83,041
Total Italy corporate bonds			196,928
Jersey (Channel Islands): 0.87%
Travelers Insurance Company Institutional Funding Ltd., 5.750%, due 12/06/11		100,000	156,417
Luxembourg: 0.41%
Enel Finance International SA, 5.625%, due 08/14/24	GBP	50,000	73,719

	Face amount		Value
Netherlands: 0.43%
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	50,000	$77,488
Norway: 1.40%
StatoilHydro ASA, 5.250%, due 04/15/19		$230,000	252,281
Qatar: 0.61%
Qtel International Finance Ltd., 6.500%, due 06/10/14[2]		100,000	109,437
South Korea: 0.60%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15[2]		100,000	107,135
Spain: 1.15%
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36	EUR	150,000	142,486
Gas Natural Capital Markets SA, 5.250%, due 07/09/14		50,000	63,634
Total Spain corporate bonds			206,120
United Kingdom: 5.40%
BAA Funding Ltd., 3.975%, due 02/15/14[1,2]		50,000	60,982
Barclays Bank PLC, 4.875%, due 12/15/14[1,3]		100,000	80,709
FCE Bank PLC, 7.125%, due 01/16/12		50,000	61,601
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16		150,000	226,394
Nationwide Building Society, 0.952%, due 12/22/16[1]		200,000	218,142
OTE PLC, 5.375%, due 02/14/11		50,000	60,570
Tesco PLC, 6.125%, due 02/24/22	GBP	50,000	82,699
WPP PLC, 6.625%, due 05/12/16	EUR	130,000	181,780
Total United Kingdom corporate bonds			972,877
United States: 14.09%
Altria Group, Inc., 9.250%, due 08/06/19		$200,000	249,621
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	50,000	64,442
Anadarko Petroleum Corp., 5.750%, due 06/15/14		$100,000	90,474
Avon Products, Inc., 5.625%, due 03/01/14		70,000	78,240

22

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
Bank of America Corp., 7.375%, due 05/15/14		$200,000	$224,152
Bear Stearns Cos. LLC, 5.700%, due 11/15/14		300,000	332,283
Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	EUR	40,000	49,997
Citigroup, Inc., 4.750%, due 05/31/17[1]		50,000	55,361
5.625%, due 08/27/12		$150,000	154,578
Comcast Cable Communications LLC, 6.750%, due 01/30/11		150,000	154,694
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		110,000	118,386
Goldman Sachs Group, Inc., 7.500%, due 02/15/19		200,000	223,556
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	364,347
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		75,000	70,774
Morgan Stanley, 5.450%, due 01/09/17		250,000	247,824
SLM Corp., 0.933%, due 11/15/11[1]	EUR	50,000	57,971
Total United States corporate bonds			2,536,700
Total corporate bonds (cost $6,803,547)			6,563,634
Asset-backed securities: 1.61%
Cayman Islands: 0.14%
MBNA America European Structured Offerings, Series 7, 5.450%, due 04/19/11	EUR	20,000	24,998
United Kingdom: 0.76%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 0.886%, due 04/15/16[1]	GBP	20,000	28,289
Chester Asset Receivables Dealings 2003-B PLC, Series A, 4.650%, due 07/15/13		30,000	46,014

	Face amount		Value
Chester Asset Receivables Dealings No 12 PLC, Series A, 6.000%, due 01/18/11	GBP	20,000	$30,369
Whinstone Capital Management Ltd., Series 1A, Class B2, 1.544%, due 10/25/44[1,2]	EUR	77,108	31,588
Total United Kingdom asset-backed securities			136,260
United States: 0.71%
Bank of America Credit Card Trust, Series 2004-A1, 4.500%, due 01/17/14		40,000	50,918
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14		50,000	63,930
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.527%, due 09/25/36[1]		$40,812	13,494
Total United States asset-backed securities			128,342
Total asset-backed securities (cost $396,001)			289,600
Collateralized debt obligations: 1.50%
Cayman Islands: 0.46%
Black Diamond CLO Ltd., Series 2005-2X, Class IN, due 01/07/18[4,5,6,7]		$100,000	55,000
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21[2,4,5,6]		100,000	27,750
Total Cayman Islands collateralized debt obligations			82,750
Netherlands: 0.21%
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24[2,4,6]	EUR	100,000	36,685
United States: 0.83%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.787%, due 06/09/19[1,2,4,6]		$250,000	150,000
Total collateralized debt obligations (cost $579,921)			269,435

23

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities: 2.05%
United States: 2.05%
Bear Stearns Commercial Mortgage Securities Trust, Series 2000-WF2, Class A2, 7.320%, due 10/15/32[1]	$9,159	$9,153
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	350,000	360,358
Total commercial mortgage-backed securities (cost $339,643)		369,511
Mortgage & agency debt securities: 9.29%
United States: 9.29%
Federal Home Loan Mortgage Corp. Gold Pools,[8] #G04461, 5.000%, due 07/01/38	$212,574	225,193
Federal National Mortgage Association Pools,[8] #AA5244, 4.000%, due 05/01/39	73,393	74,429
#909356, 5.000%, due 02/01/37	211,485	224,149
#914467, 5.000%, due 04/01/37	172,539	182,835
#928197, 5.500%, due 03/01/37	178,621	191,991
#AC1466, 5.500%, due 08/01/39	217,179	234,766
#900568, 6.000%, due 09/01/36	104,910	114,178
#940642, 6.000%, due 08/01/37	180,930	196,575
#889579, 6.000%, due 05/01/38	151,606	164,715
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31	56,452	63,290
Total mortgage & agency debt securities (cost $1,560,572)		1,672,121
US government obligations: 3.18%
US Treasury Bonds, 4.250%, due 05/15/39	$140,000	148,028
4.375%, due 05/15/40	300,000	324,468

	Face amount		Value
US Treasury Notes, 1.000%, due 07/31/11		$100,000	$100,625
			573,121
Total US government obligations (cost $552,852)			573,121
Non US-government obligations: 38.66%
France: 0.58%
Government of France, 4.000%, due 04/25/55	EUR	80,000	104,413
Germany: 7.91%
Bundesobligation, 2.250%, due 04/10/15		100,000	126,725
4.000%, due 04/13/12		280,000	363,976
4.000%, due 10/11/13		155,000	208,867
Bundesrepublik Deutschland, 3.000%, due 07/04/20		200,000	253,516
5.000%, due 07/04/11		350,000	447,266
5.250%, due 07/04/10		20,000	24,470
			1,424,820
Italy: 5.31%
Buoni Poliennali Del Tesoro, 4.000%, due 09/01/20		200,000	243,592
5.000%, due 08/01/39		335,000	411,502
Republic of Italy, 4.750%, due 01/25/16		$290,000	302,052
			957,146
Japan: 16.86%
Government of Japan, 0.600%, due 12/15/10	JPY	70,000,000	793,397
0.800%, due 03/20/13		32,950,000	379,056
1.800%, due 06/20/17		28,000,000	343,057
1.900%, due 06/20/25		68,800,000	814,152
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17[9]		64,071,600	706,769
			3,036,431
Netherlands: 0.76%
Government of Netherlands, 4.000%, due 01/15/37	EUR	100,000	136,271
Spain: 4.61%
Government of Spain, 4.200%, due 07/30/13		175,000	219,370
6.000%, due 01/31/29		145,000	192,119

24

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Concluded)
Non US-government obligations—(Concluded)
Instituto de Credito Oficial, 5.375%, due 07/02/12		$400,000	$418,005
			829,494
United Kingdom: 2.63%
UK Gilts, 4.250%, due 03/07/36	GBP	50,000	75,579
5.000%, due 03/07/12		105,000	168,024
6.250%, due 11/25/10		150,000	229,337
			472,940
Total Non US-government obligations (cost $6,797,034)			6,961,515

	Face amount		Value
Supranational bond: 2.75%
European Investment Bank, 6.250%, due 04/15/14 (cost $585,768)	GBP	290,000	$496,115
Total bonds (cost $17,615,338)			17,195,052
	Shares
Short-term investment: 3.17%
Investment company: 3.17%
UBS Cash Management Prime Relationship Fund, 0.207%[10,11] (cost $570,589)		570,589	570,589
Total investments: 98.66% (cost $18,185,927)			17,765,641
Cash and other assets, less liabilities: 1.34%			242,054
Net assets: 100.00%			$18,007,695

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $18,195,487; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$777,416
Gross unrealized depreciation	(1,207,262)
Net unrealized depreciation of investments	$(429,846)

1  Floating rate security—The interest rates shown are the current rates as of June 30, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $523,577 or 2.91% of net assets.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security is illiquid. At June 30, 2010, the value of these securities amounted to $269,435 or 1.50% of net assets.

5  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

6  These securities, which represent 1.50% of net assets as of June 30, 2010, are considered restricted. (See restricted securities table below for more information.)

25

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/10 Market value	06/30/10 Market value as a percentage of net assets
Black Diamond CLO Ltd., Series 2005-2X, Class IN, due 01/07/18	03/29/07	$100,000	0.56%	$55,000	0.31%
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21	05/17/07	100,000	0.56	27,750	0.15
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.787%, due 06/09/19	05/09/07- 09/25/09	247,508	1.37	150,000	0.83
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24	05/18/07	132,413	0.73	36,685	0.21
		$579,921	3.22%	$269,435	1.50%

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of this security amounted to $55,000 or 0.31% of net assets.

8  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

9  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers' country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

10  Investment in affiliated investment company. See Notes to financial statements for additional information.

11  The rate shown reflects the yield at June 30, 2010

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

26

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	220,000	JPY	16,438,620	09/03/10	$2,327
Euro	495,000	USD	606,209	09/03/10	735
Euro	285,000	USD	348,204	09/03/10	(402)
Great Britain Pound	910,000	USD	1,317,866	09/03/10	(41,765)
Japanese Yen	16,171,512	AUD	210,000	09/03/10	(7,657)
Japanese Yen	46,100,000	USD	511,033	09/03/10	(10,923)
United States Dollar	389,035	AUD	470,000	09/03/10	3,617
United States Dollar	491,015	CAD	520,000	09/03/10	(2,739)
United States Dollar	155,779	CHF	180,000	09/03/10	11,403
United States Dollar	88,945	DKK	540,000	09/03/10	(280)
United States Dollar	358,176	JPY	32,700,000	09/03/10	12,062
United States Dollar	202,455	KRW	249,000,000	09/03/10	874
United States Dollar	138,003	SEK	1,090,000	09/03/10	1,786
Net unrealized depreciation on forward foreign currency contracts					$(30,962)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

JPY  Japanese Yen

KRW  Korean Won

SEK  Swedish Krona

USD  United States Dollar

Futures contracts

UBS Global Bond Fund had the following open futures contracts as of June 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 7 contracts (USD)	September 2010	$867,246	$892,500	$25,254
US Treasury futures sell contracts:
5 Year US Treasury Notes, 15 contracts (USD)	September 2010	(1,749,000)	(1,775,273)	(26,273)
Net unrealized depreciation on futures contracts				$(1,019)

Currency type abbreviation:

USD  United States Dollar

27

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

Swap agreements

UBS Global Bond Fund had outstanding credit default swap agreements with the following terms as of June 30, 2010:

Credit default swaps on sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[2]
Goldman Sachs International	EUR	280,000	12/20/18	—[3]	1.2600%[4]	—	$(15,696)	$(15,696)	1.9015%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

4  Payments received are based on the notional amount.

Currency type abbreviation:

EUR  Euro

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$6,563,634	$—	$6,563,634
Asset-backed securities	—	289,600	—	289,600
Collateralized debt obligations	—	—	269,435	269,435
Commercial mortgage-backed securities	—	369,511	—	369,511
Mortgage & agency debt securities	—	1,672,121	—	1,672,121
US government obligations	—	573,121	—	573,121
Non US-government obligations	—	6,961,515	—	6,961,515
Supranational bond	—	496,115	—	496,115
Short-term investment	—	570,589	—	570,589
Other financial instruments[1]	(1,019)	(46,658)	—	(47,677)
Total	$(1,019)	$17,449,548	$269,435	$17,717,964

1  Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

28

UBS Global Bond Fund

Portfolio of investments

June 30, 2010

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized obligations	debt Total
Assets
Beginning balance	$105,822	$105,822
Total gains or losses (realized/unrealized) included in earnings	469,023	469,023
Purchases, sales, issuances, and settlements (net)	(305,410)	(305,410)
Transfers in and/or out of Level 3	$—	$—
Ending balance	$269,435	$269,435
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$224,069	$224,069

See accompanying notes to financial statements.
29

UBS High Yield Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS High Yield Fund (the "Fund") returned 25.49% (Class A shares gained 19.91% after the deduction of the maximum sales charge), while Class Y shares returned 25.80%. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 26.92% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 32; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a strong absolute return during the reporting period but lagged the Index, largely due to sector positioning.

Portfolio performance summary1

What worked

•  Issue selection within the steel sector and an overweight to printing/publishing contributed to performance during the reporting period. Security selection within the steel sector strongly contributed to results as our holdings were supported by signs that the global economy continued to expand. In addition, the Fund's overweight to the strong-performing printing/publishing sector helped results. The sector produced strong returns as demand increased, following the lengthy economic downturn.

•  Overall, our positioning in the financial sector modestly contributed to performance. Within the financial sector, our overweight to the insurance and diversified financial subsectors positively impacted performance. Both subsectors performed well as their spreads narrowed, from their elevated levels during the credit crisis. However, this was largely offset by our underweight to the banking subsector, as it also generated strong results during the review period. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

•  The Fund's positioning from a quality perspective enhanced the its results. The Fund's overweight to CCC-rated securities was beneficial for performance, as investor risk appetite was generally robust during the review period.2

What didn't work

•  Our exposures in certain sectors detracted from results.

  – The negative result of issue selection in the technology sector more than offset the positive impact from our overweight to this strong-performing sector in the period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

30

UBS High Yield Fund

  – An overweight to the defensive telecommunications sector and issue selection within the energy sector detracted from results as lower-rated, more cyclical sectors outperformed during the 12-month period overall.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

31

UBS High Yield Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	25.49%	4.99%	5.75%	5.22%
Class B3	24.76	4.23	N/A	6.52[6]
Class C4	25.07	4.49	N/A	6.57
Class Y5	25.80	5.29	6.06	5.77
After deducting maximum sales charge
Class A2	19.91%	4.01%	5.27%	4.80%
Class B3	19.76	3.95	N/A	6.52[6]
Class C4	24.32	4.49	N/A	6.57
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[7]	26.92%	7.02%	7.53%	6.38%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.33% and 1.20%; Class B—2.15% and 1.95%; Class C—1.86% and 1.70%; and Class Y—1.06% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS High Yield Fund Class A shares is December 31, 1998. Inception date of Class B and Class C shares is November 7, 2001. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

32

UBS High Yield Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS High Yield Fund Class A and Class Y versus the BofA Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

33

UBS High Yield Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2010

Percentage of net assets
HCA, Inc., 9.125%, due 11/15/14	1.1%
FireKeepers Development Authority, 13.875%, due 05/01/15	1.1
Chesapeake Energy Corp., 7.250%, due 12/15/18	1.1
SunGard Data Systems, Inc., 10.250%, due 08/15/15	1.0
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	1.0
Apria Healthcare Group, Inc., 11.250%, due 11/01/14	0.9
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	0.9
Harrah's Operating Co., Inc., 11.250%, due 06/01/17	0.9
Frontier Communications Corp., 9.000%, due 08/15/31	0.9
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16	0.9
Total	9.8%

34

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Aerospace	1.12%
Air transportation	0.42
Automotive & auto parts distributors	2.93
Banks & thrifts	3.24
Broadcasting	2.08
Building materials	1.60
Cable television	1.88
Capital goods	1.11
Chemicals	2.14
Consumer products	1.12
Containers	2.02
Diversified financial services	4.41
Diversified media	1.42
Electric utilities	3.80
Energy	11.96
Entertainment/film	0.33
Environmental	0.46
Food & drug retail	1.95
Food/beverage/tobacco	2.12
Gaming	6.34
Healthcare	7.95
Homebuilders/real estate	3.01
Hotel	0.37
Insurance	3.13
Leisure	0.16
Machinery	0.50
Media—broadcast	0.02
Metals/mining	3.00
Paper	1.88
Publishing/printing	2.41%
Restaurants	0.15
Services	3.31
Steel	1.41
Super retail index	2.32
Technology	5.27
Telecommunications	7.40
Textile/apparel	0.37
Transportation excluding air/rail	0.78
Total corporate bonds	95.89%
Asset-backed security	0.01
Commercial mortgage-backed securities	0.27
Total bonds	96.17%
Common stocks	0.05%
Preferred stock	0.00[1]
Warrants	0.00[1]
Short-term investment	2.17
Total investments	98.39%
Cash and other assets, less liabilities	1.61
Net assets	100.00%

1  Amount represents less than 0.005%.

35

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds: 96.17%
Corporate bonds: 95.89%
Australia: 0.23%
FMG Finance Pty Ltd., 10.625%, due 09/01/16[1]	$175,000	$192,500
Austria: 0.15%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	110,000	120,863
Bermuda: 1.52%
Intelsat Bermuda Ltd., 11.250%, due 02/04/17	300,000	303,750
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	727,000	774,255
Ship Finance International Ltd., 8.500%, due 12/15/13	190,000	187,150
Total Bermuda corporate bonds		1,265,155
Canada: 2.79%
Bombardier, Inc., 7.500%, due 03/15/18[1]	110,000	113,300
7.750%, due 03/15/20[1]	150,000	155,625
Cascades, Inc., 7.750%, due 12/15/17	75,000	74,625
Nova Chemicals Corp., 8.625%, due 11/01/19	150,000	148,500
Novelis, Inc., 7.250%, due 02/15/15	345,000	332,925
OPTI Canada, Inc., 8.250%, due 12/15/14	230,000	200,100
9.000%, due 12/15/12[1]	150,000	151,500
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19[1]	200,000	210,750
Teck Resources Ltd., 10.250%, due 05/15/16	250,000	295,000
10.750%, due 05/15/19	525,000	643,283
Total Canada corporate bonds		2,325,608
Cayman Islands: 0.54%
Sable International Finance Ltd., 7.750%, due 02/15/17[1]	125,000	125,625
Seagate HDD Cayman, 6.875%, due 05/01/20[1]	150,000	142,500
XL Capital Ltd., Series E, 6.500%, due 04/15/17[2,3]	260,000	179,400
Total Cayman Islands corporate bonds		447,525

	Face amount	Value
France: 0.15%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	$135,000	$127,912
Germany: 0.09%
UPC Germany GmbH, 8.125%, due 12/01/17[1]	75,000	73,500
Liberia: 0.16%
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	150,000	130,500
Luxembourg: 0.85%
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16[1]	455,000	434,525
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]	270,000	276,750
Total Luxembourg corporate bonds		711,275
Netherlands: 0.53%
ING Groep NV, 5.775%, due 12/08/15[2,3]	240,000	169,200
NXP BV, 7.875%, due 10/15/14	230,000	211,025
9.500%, due 10/15/15	75,000	62,812
Total Netherlands corporate bonds		443,037
Russia: 0.24%
Evraz Group SA, 9.500%, due 04/24/18[1]	200,000	200,900
Spain: 0.26%
Cemex Espana Luxembourg, 9.250%, due 05/12/20[1]	252,000	219,240
United Kingdom: 2.39%
BP Capital Markets PLC, 1.550%, due 08/11/11	300,000	285,845
Global Aviation Holdings Ltd., 14.000%, due 08/15/13[1]	205,000	212,175
Global Crossing UK Finance PLC, 10.750%, due 12/15/14	300,000	306,000
Hanson Ltd., 6.125%, due 08/15/16	200,000	192,000
HBOS Capital Funding LP, 6.071%, due 12/15/14[1,2,3]	285,000	198,075
Ineos Finance PLC, 9.000%, due 05/15/15[1]	100,000	99,750
Ineos Group Holdings PLC, 8.500%, due 02/15/16[1]	230,000	179,400

36

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Vedanta Resources PLC, 9.500%, due 07/18/18[1]	$100,000	$106,250
Virgin Media Finance PLC, 9.125%, due 08/15/16	150,000	155,250
Series 1, 9.500%, due 08/15/16	100,000	105,625
Virgin Media Secured Finance PLC, 6.500%, due 01/15/18[1]	150,000	147,375
Total United Kingdom corporate bonds		1,987,745
United States: 85.99%
AAC Group Holding Corp., 10.250%, due 10/01/12[1]	315,000	311,850
Accellent, Inc., 8.375%, due 02/01/17[1]	275,000	269,500
ACCO Brands Corp., 10.625%, due 03/15/15	75,000	81,375
Advanced Micro Devices, Inc., 8.125%, due 12/15/17[1]	135,000	134,325
AES Corp., 8.000%, due 06/01/20	550,000	552,750
Affinion Group, Inc., 10.125%, due 10/15/13	300,000	307,500
AK Steel Corp., 7.625%, due 05/15/20	150,000	145,500
Allison Transmission, Inc., 11.000%, due 11/01/15[1]	140,000	146,650
Ally Financial, Inc., 8.000%, due 03/15/20[1]	425,000	415,438
8.000%, due 11/01/31	360,000	332,100
8.300%, due 02/12/15[1]	500,000	506,250
AMC Entertainment, Inc., 8.750%, due 06/01/19	275,000	276,375
American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17[1]	135,000	139,050
American General Finance Corp., 5.625%, due 08/17/11	300,000	289,125
American General Institutional Capital A, 7.570%, due 12/01/45[1]	425,000	352,750
American International Group, Inc., 8.175%, due 05/15/58[2]	505,000	398,950
Ameristar Casinos, Inc., 9.250%, due 06/01/14	225,000	235,688
Amsted Industries, Inc., 8.125%, due 03/15/18[1]	60,000	59,850
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	81,766

	Face amount	Value
Apria Healthcare Group, Inc., 11.250%, due 11/01/14[1]	$750,000	$798,750
12.375%, due 11/01/14[1]	50,000	53,375
Aquilex Holdings LLC, 11.125%, due 12/15/16[1]	70,000	70,000
ARAMARK Corp., 8.500%, due 02/01/15	460,000	464,600
ArvinMeritor, Inc., 8.125%, due 09/15/15	125,000	120,000
10.625%, due 03/15/18	150,000	159,000
Ashland, Inc., 9.125%, due 06/01/17	165,000	180,675
Aspect Software, Inc., 10.625%, due 05/15/17[1]	60,000	60,000
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	550,000	506,000
ATP Oil & Gas Corp., 11.875%, due 05/01/15[1]	50,000	36,250
Avis Budget Group, Inc., 9.625%, due 03/15/18[1]	100,000	101,000
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	360,000	367,200
12.750%, due 03/01/16	720,000	729,000
Baldor Electric Co., 8.625%, due 02/15/17	110,000	113,850
Ball Corp., 6.750%, due 09/15/20	35,000	35,350
BankAmerica Capital II, 8.000%, due 12/15/26	380,000	368,600
Beazer Homes USA, Inc., 6.875%, due 07/15/15	15,000	13,162
8.125%, due 06/15/16	150,000	134,250
Belden, Inc., 9.250%, due 06/15/19[1]	100,000	105,500
Berry Plastics Corp., 8.250%, due 11/15/15	125,000	124,062
8.875%, due 09/15/14	100,000	96,250
Biomet, Inc., 10.375%, due 10/15/17[4]	525,000	564,375
11.625%, due 10/15/17	361,000	390,782
Boise Paper Holdings LLC, 9.000%, due 11/01/17[1]	70,000	72,100
Bon-Ton Department Stores, Inc., 10.250%, due 03/15/14	100,000	98,250
Brocade Communications Systems, Inc., 6.875%, due 01/15/20[1]	50,000	49,625
Brunswick Corp., 11.250%, due 11/01/16[1]	80,000	88,000
Bumble Bee Foods LLC, 7.750%, due 12/15/15[1]	125,000	125,781

37

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Cablevision Systems Corp., 8.625%, due 09/15/17[1]	$425,000	$433,500
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16[1]	200,000	204,500
Capella Healthcare, Inc., 9.250%, due 07/01/17[1]	55,000	55,550
Carriage Services, Inc., 7.875%, due 01/15/15	250,000	243,750
Case New Holland, Inc., 7.750%, due 09/01/13	160,000	163,600
7.875%, due 12/01/17[1]	90,000	90,675
Casella Waste Systems, Inc., 11.000%, due 07/15/14[1]	125,000	135,000
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14	100,000	108,000
Cemex Finance LLC, 9.500%, due 12/14/16[1]	200,000	193,000
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15[1]	125,000	116,250
Cenveo Corp., 8.875%, due 02/01/18	200,000	192,000
Chesapeake Energy Corp., 7.250%, due 12/15/18	850,000	877,625
CIT Group, Inc., 7.000%, due 05/01/13	200,000	191,500
7.000%, due 05/01/16	465,000	424,313
7.000%, due 05/01/17	630,000	567,000
10.250%, due 05/01/14	190,000	194,750
10.250%, due 05/01/16	225,000	230,625
Citigroup Capital XXI, 8.300%, due 12/21/57[2]	655,000	637,929
Clean Harbors, Inc., 7.625%, due 08/15/16	245,000	251,738
Clear Channel Communications, Inc., 6.250%, due 03/15/11	270,000	259,875
7.250%, due 10/15/27	135,000	62,100
10.750%, due 08/01/16	200,000	140,500
Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17[1]	130,000	130,400
Clearwire Communications LLC, 12.000%, due 12/01/15[1]	425,000	421,906
CMP Susquehanna Corp., 16.612%, due 05/15/14[5,6]	50,000	17,750
Community Health Systems, Inc., 8.875%, due 07/15/15	190,000	195,937

	Face amount	Value
Comstock Resources, Inc., 8.375%, due 10/15/17	$100,000	$99,125
Consol Energy, Inc., 8.000%, due 04/01/17[1]	200,000	206,500
Constellation Brands, Inc., 8.375%, due 12/15/14	350,000	372,750
CPM Holdings, Inc., 10.625%, due 09/01/14[1]	150,000	158,437
Cricket Communications, Inc., 10.000%, due 07/15/15	450,000	470,250
Crosstex Energy LP, 8.875%, due 02/15/18	280,000	279,650
CSC Holdings LLC, 8.625%, due 02/15/19[1]	125,000	131,406
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15[1]	180,000	178,200
Delta Air Lines, Inc., 12.250%, due 03/15/15[1]	325,000	346,938
Deluxe Corp., 5.000%, due 12/15/12	365,000	354,050
Denbury Resources, Inc., 8.250%, due 02/15/20	125,000	130,625
9.750%, due 03/01/16	335,000	361,800
Developers Diversified Realty Corp., REIT, 9.625%, due 03/15/16	220,000	238,693
5.375%, due 10/15/12	125,000	123,455
DISH DBS Corp., 6.625%, due 10/01/14	400,000	400,000
Domtar Corp., 7.875%, due 10/15/11	20,000	21,025
DuPont Fabros Technology LP, REIT, 8.500%, due 12/15/17[1]	370,000	379,250
Dycom Investments, Inc., 8.125%, due 10/15/15	175,000	172,375
Dynegy Holdings, Inc., 7.750%, due 06/01/19	390,000	269,587
E*Trade Financial Corp., 12.500%, due 11/30/17[4]	324,000	344,250
Edgen Murray Corp., 12.250%, due 01/15/15[1]	135,000	114,075
Edison Mission Energy, 7.000%, due 05/15/17	555,000	355,200
El Paso Corp., 7.800%, due 08/01/31	640,000	632,520
12.000%, due 12/12/13	330,000	380,325
Encore Acquisition Co., 9.500%, due 05/01/16	175,000	185,500
Energy Future Holdings Corp., 10.875%, due 11/01/17	550,000	407,000
Equinix, Inc., 8.125%, due 03/01/18	250,000	255,625

38

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Exopack Holding, Inc., 11.250%, due 02/01/14	$195,000	$197,438
Ferrellgas Partners-LP, 9.125%, due 10/01/17[1]	435,000	453,487
FireKeepers Development Authority, 13.875%, due 05/01/15[1]	815,000	941,325
First Data Corp., 9.875%, due 09/24/15	640,000	484,650
10.550%, due 09/24/15[4]	78,956	57,835
Ford Motor Credit Co. LLC, 8.700%, due 10/01/14	250,000	260,547
9.875%, due 08/10/11	400,000	420,897
12.000%, due 05/15/15	375,000	434,100
Forest Oil Corp., 8.500%, due 02/15/14	140,000	145,950
Freedom Group, Inc., 10.250%, due 08/01/15[1]	265,000	275,600
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	210,000	231,000
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[1]	100,000	98,750
10.125%, due 12/15/16	540,000	432,000
10.125%, due 03/15/18[1]	125,000	127,500
Frontier Communications Corp., 8.250%, due 04/15/17[1]	60,000	60,225
8.500%, due 04/15/20[1]	60,000	60,150
9.000%, due 08/15/31	805,000	746,637
Genworth Financial, Inc., 6.150%, due 11/15/66[2]	205,000	139,913
Geokinetics Holdings, Inc., 9.750%, due 12/15/14[1]	200,000	171,000
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	35,000	35,525
Georgia-Pacific LLC, 8.250%, due 05/01/16[1]	375,000	399,844
8.875%, due 05/15/31	145,000	157,688
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67[1,2]	200,000	143,750
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	360,000	391,500
Graham Packaging Co. LP, 9.875%, due 10/15/14	700,000	715,750
Graphic Packaging International, Inc., 9.500%, due 08/15/13	185,000	188,237
Great Atlantic & Pacific Tea Co., 11.375%, due 08/01/15[1]	360,000	299,700

	Face amount	Value
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	$215,000	$204,250
GXS Worldwide, Inc., 9.750%, due 06/15/15[1]	175,000	167,125
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	900,000	819,000
Harrah's Operating Co., Inc., 10.000%, due 12/15/18	400,000	328,000
11.250%, due 06/01/17	720,000	757,800
Hartford Financial Services Group, Inc., 8.125%, due 06/15/38[2]	310,000	281,325
HCA, Inc., 7.250%, due 09/15/20	225,000	226,125
9.125%, due 11/15/14	900,000	941,625
9.250%, due 11/15/16	475,000	503,500
9.625%, due 11/15/16[4]	4	4
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16[1]	450,000	414,000
Hertz Corp., 10.500%, due 01/01/16	275,000	285,312
Hexion US Finance Corp., 9.750%, due 11/15/14	350,000	330,750
Hilcorp Finance Co., 8.000%, due 02/15/20[1]	85,000	83,938
Host Hotels & Resorts LP, 9.000%, due 05/15/17	285,000	304,950
Huntsman International LLC, 5.500%, due 06/30/16[1]	150,000	131,250
Icahn Enterprises LP, 8.000%, due 01/15/18[1]	200,000	194,000
ILFC E-Capital Trust I, 5.900%, due 12/21/65[1,2]	320,000	205,200
Inergy LP, 8.250%, due 03/01/16	325,000	329,062
8.750%, due 03/01/15	290,000	295,075
ING Capital Funding Trust III, 8.439%, due 12/31/10[2,3]	215,000	187,050
Ingles Markets, Inc., 8.875%, due 05/15/17	430,000	437,525
Insight Communications Co., Inc., 9.375%, due 07/15/18[1]	50,000	50,000
Interface, Inc., Series B, 11.375%, due 11/01/13	185,000	207,200
International Lease Finance Corp., 5.750%, due 06/15/11	200,000	196,250
8.625%, due 09/15/15[1]	270,000	255,825
8.750%, due 03/15/17[1]	130,000	123,175
Invista, 9.250%, due 05/01/12[1]	166,000	168,490
Iron Mountain, Inc., 8.375%, due 08/15/21	425,000	433,500

39

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Jabil Circuit, Inc., 8.250%, due 03/15/18	$150,000	$159,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	475,000	441,750
JC Penney Corp., Inc., 7.125%, due 11/15/23	150,000	158,250
K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16	155,000	155,000
KB Home, 5.750%, due 02/01/14	75,000	68,625
5.875%, due 01/15/15	150,000	133,500
6.250%, due 06/15/15	150,000	133,500
KEMET Corp., 10.500%, due 05/01/18[1]	100,000	99,000
Key Energy Services, Inc., 8.375%, due 12/01/14	365,000	362,719
Knight Ridder, Inc., 4.625%, due 11/01/14	150,000	122,625
Land O'Lakes Capital Trust I, 7.450%, due 03/15/28[1]	340,000	292,400
Landry's Restaurants, Inc., 11.625%, due 12/01/15	120,000	124,200
Level 3 Financing, Inc., 9.250%, due 11/01/14	110,000	99,825
10.000%, due 02/01/18[1]	150,000	132,750
Levi Strauss & Co., 7.625%, due 05/15/20[1]	200,000	196,000
Libbey Glass, Inc., 10.000%, due 02/15/15[1]	75,000	77,625
Liberty Mutual Group, Inc., 7.800%, due 03/15/87[1]	100,000	82,000
10.750%, due 06/15/88[1,2]	335,000	361,800
Limited Brands, Inc., 7.600%, due 07/15/37	100,000	91,500
8.500%, due 06/15/19	155,000	167,013
Lincoln National Corp., 7.000%, due 05/17/66[2]	370,000	308,025
Linn Energy LLC, 11.750%, due 05/15/17	160,000	181,600
Macy's Retail Holdings, Inc., 6.375%, due 03/15/37	225,000	211,500
Mantech International Corp., 7.250%, due 04/15/18[1]	35,000	35,350
Marquette Transportation Finance Corp., 10.875%, due 01/15/17[1]	100,000	98,000
Massey Energy Co., 6.875%, due 12/15/13	250,000	244,063
McClatchy Co., 11.500%, due 02/15/17[1]	125,000	126,875

	Face amount	Value
McJunkin Red Man Corp., 9.500%, due 12/15/16[1]	$375,000	$363,750
Media General, Inc., 11.750%, due 02/15/17[1]	150,000	152,250
Mediacom LLC, 9.125%, due 08/15/19	75,000	72,375
Meritage Homes Corp., 6.250%, due 03/15/15	100,000	94,500
MetroPCS Wireless, Inc., 9.250%, due 11/01/14	500,000	515,000
MGM Resorts International, 9.000%, due 03/15/20[1]	125,000	128,438
10.375%, due 05/15/14	125,000	135,937
11.125%, due 11/15/17	410,000	452,025
13.000%, due 11/15/13	100,000	115,250
Michael Foods, Inc., 9.750%, due 07/15/18[1]	115,000	118,162
Michaels Stores, Inc., 11.375%, due 11/01/16	215,000	223,600
Midwest Gaming Borrower LLC, 11.625%, due 04/15/16[1]	120,000	117,900
Mirant Americas Generation LLC, 9.125%, due 05/01/31	390,000	358,800
Mobile Mini, Inc., 9.750%, due 08/01/14	160,000	163,600
Momentive Performance Materials, Inc., 9.750%, due 12/01/14	70,000	66,150
11.500%, due 12/01/16	150,000	132,375
12.500%, due 06/15/14	80,000	87,200
Murray Energy Corp., 10.250%, due 10/15/15[1]	125,000	124,375
Mylan, Inc., 7.625%, due 07/15/17[1]	250,000	255,000
Nalco Co., 8.875%, due 11/15/13	215,000	220,375
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17[1]	160,000	161,200
Navistar International Corp., 8.250%, due 11/01/21	125,000	126,875
NB Capital Trust II, 7.830%, due 12/15/26	115,000	110,400
Neiman Marcus Group, Inc., 9.000%, due 10/15/15[4]	66,456	66,622
10.375%, due 10/15/15	115,000	117,013
New Communications Holdings Inc., 7.875%, due 04/15/15[1]	190,000	191,425
NewPage Corp., 11.375%, due 12/31/14	80,000	72,600

40

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14[1,4]	$626	$557
8.875%, due 04/15/17[1]	100,000	100,500
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	300,000	285,000
Nielsen Finance LLC, 0.000%, due 08/01/16[7]	125,000	119,063
11.625%, due 02/01/14	140,000	152,950
North American Energy Alliance LLC, 10.875%, due 06/01/16[1]	200,000	206,000
NRG Energy, Inc., 7.250%, due 02/01/14	350,000	354,812
7.375%, due 02/01/16	100,000	99,500
8.500%, due 06/15/19	100,000	101,625
Omnicare, Inc., 7.750%, due 06/01/20	175,000	178,500
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	120,000	125,100
PAETEC Holding Corp., 8.875%, due 06/30/17	175,000	175,000
Patriot Coal Corp., 8.250%, due 04/30/18	125,000	120,312
Peninsula Gaming LLC, 8.375%, due 08/15/15	100,000	99,625
PetroHawk Energy Corp., 7.875%, due 06/01/15	200,000	200,500
10.500%, due 08/01/14	445,000	478,375
Pinnacle Foods Finance LLC, 10.625%, due 04/01/17	230,000	239,775
Plains Exploration & Production Co., 7.625%, due 06/01/18	127,000	124,142
10.000%, due 03/01/16	305,000	326,350
PLY Gem Industries, Inc., 11.750%, due 06/15/13	350,000	365,750
Pokagon Gaming Authority, 10.375%, due 06/15/14[1]	398,000	411,930
Prospect Medical Holdings, Inc., 12.750%, due 07/15/14	200,000	208,500
Quicksilver Resources, Inc., 9.125%, due 08/15/19	190,000	192,850
11.750%, due 01/01/16	140,000	154,350
Quiksilver, Inc., 6.875%, due 04/15/15	125,000	113,594
QVC, Inc., 7.125%, due 04/15/17[1]	70,000	68,600

	Face amount	Value
Qwest Communications International, Inc., 7.125%, due 04/01/18[1]	$450,000	$448,875
Radiation Therapy Services, Inc., 9.875%, due 04/15/17[1]	100,000	96,000
RBS Global, Inc., 8.500%, due 05/01/18[1]	140,000	135,800
Realogy Corp., 10.500%, due 04/15/14	315,000	266,962
Residential Capital LLC, 9.625%, due 05/15/15	125,000	123,125
Reynolds Group Issuer, Inc., 7.750%, due 10/15/16[1]	200,000	195,500
8.500%, due 05/15/18[1]	200,000	196,250
Rite Aid Corp., 9.500%, due 06/15/17	370,000	293,225
10.375%, due 07/15/16	300,000	302,625
Ryerson, Inc., 12.000%, due 11/01/15	240,000	245,400
Ryland Group, Inc., 6.625%, due 05/01/20	275,000	252,313
Salem Communications Corp., 9.625%, due 12/15/16	118,000	121,540
Sally Holdings LLC, 10.500%, due 11/15/16	125,000	133,750
SandRidge Energy, Inc., 8.750%, due 01/15/20[1]	210,000	199,500
9.875%, due 05/15/16[1]	190,000	192,850
Sanmina-SCI Corp., 8.125%, due 03/01/16	485,000	477,725
Sealy Mattress Co., 10.875%, due 04/15/16[1]	90,000	99,450
Severstal Columbus LLC, 10.250%, due 02/15/18[1]	200,000	206,500
Sheridan Group, Inc., 10.250%, due 08/15/11	475,000	469,656
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15[1]	365,000	289,263
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	295,000	287,994
Sinclair Television Group, Inc., 9.250%, due 11/01/17[1]	225,000	227,250
Sitel LLC, 11.500%, due 04/01/18[1]	150,000	138,750
Smithfield Foods, Inc., 10.000%, due 07/15/14[1]	190,000	210,425
Southern States Cooperative, Inc., 11.250%, due 05/15/15[1]	75,000	72,000
Spirit Aerosystems, Inc., 7.500%, due 10/01/17	115,000	112,700

41

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
Sprint Capital Corp., 8.750%, due 03/15/32	$285,000	$272,175
SPX Corp., 7.625%, due 12/15/14	400,000	411,000
SquareTwo Financial Corp., 11.625%, due 04/01/17[1]	355,000	335,919
Standard Pacific Corp., 9.250%, due 04/15/12	140,000	140,700
10.750%, due 09/15/16	115,000	123,050
SunGard Data Systems, Inc., 10.250%, due 08/15/15	815,000	841,488
SuperValu, Inc., 8.000%, due 05/01/16	295,000	292,050
Susser Holdings LLC, 8.500%, due 05/15/16[1]	50,000	50,000
Swift Energy Co., 8.875%, due 01/15/20	125,000	123,125
Tenneco, Inc., Series B, 10.250%, due 07/15/13	85,000	87,019
Terremark Worldwide, Inc., 12.000%, due 06/15/17	170,000	191,250
Tesoro Corp., 9.750%, due 06/01/19	205,000	212,688
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15	385,000	254,100
Texas Industries, Inc., 7.250%, due 07/15/13	165,000	159,638
Toll Brothers Finance Corp., 8.910%, due 10/15/17	225,000	250,924
Toys R Us Property Co. LLC, 8.500%, due 12/01/17[1]	205,000	210,125
TransDigm, Inc., 7.750%, due 07/15/14[1]	75,000	75,000
Trimas Corp., 9.750%, due 12/15/17[1]	30,000	30,375
Triumph Group, Inc., 8.000%, due 11/15/17	55,000	52,525
TRW Automotive, Inc., 7.000%, due 03/15/14[1]	155,000	153,450
Tube City IMS Corp., 9.750%, due 02/01/15	240,000	232,200
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15[1]	600,000	537,000
Tyson Foods, Inc., 10.500%, due 03/01/14	175,000	203,875
Umbrella Acquisition, Inc., 9.750%, due 03/15/15[1,4]	322,040	268,098

	Face amount	Value
Unisys Corp., 12.750%, due 10/15/14[1]	$300,000	$335,250
United Rentals North America, Inc., 7.750%, due 11/15/13	475,000	461,937
United States Steel Corp., 7.375%, due 04/01/20	150,000	148,313
Universal Hospital Services, Inc., 8.500%, due 06/01/15[4]	130,000	128,050
Univision Communications, Inc., 12.000%, due 07/01/14[1]	125,000	134,063
US Oncology, Inc., 9.125%, due 08/15/17	200,000	205,500
Vanguard Health Holding Co. II LLC, 8.000%, due 02/01/18	225,000	216,000
Verso Paper Holdings LLC, Series B, 9.125%, due 08/01/14	370,000	353,350
Viskase Cos., Inc., 9.875%, due 01/15/18[1]	200,000	201,000
West Corp., 11.000%, due 10/15/16	300,000	305,250
Windstream Corp., 8.625%, due 08/01/16	325,000	327,437
WMG Acquisition Corp., 9.500%, due 06/15/16	420,000	447,300
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	90,000	91,013
Series B, 9.750%, due 02/15/17	245,000	249,287
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	270,000	289,238
Zions Bancorp., 5.500%, due 11/16/15	140,000	126,350
Total United States corporate bonds		71,636,759
Total corporate bonds (cost $75,175,874)		79,882,519
Asset-backed security: 0.01%
United States: 0.01%
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.397%, due 04/25/47[2] (cost $10,624)	$11,353	11,225

42

UBS High Yield Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed securities: 0.27%
United States: 0.27%
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AJ, 5.677%, due 12/10/49[2]	$225,000	$82,151
GS Mortgage Securities Corp. II, Series 2007-GG10, Class C, 5.999%, due 08/10/45[2]	425,000	63,509
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.099%, due 02/15/51[2]	100,000	78,185
Total commercial mortgage-backed securities (cost $256,781)		223,845
Total bonds (cost $75,443,279)		80,117,589
	Shares
Common stocks: 0.05%
United States: 0.05%
American Restaurant Group, Inc.*[5,6]	972	0
Knology, Inc.*	3,926	42,911
Pliant Corp.*[5,6,9]	1	0
Vertis Holdings, Inc.*[5,6]	8,952	0
Total common stocks (cost $0)		42,911

	Shares	Value
Preferred stock: 0.00%[8]
United States: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., Series A1,2,5,6,9 (cost $135)	11,661	$117
	Number of warrants
Warrants: 0.00%[8]
United States: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., strike @ $0.01, expires 03/26/19*[5,6]	13,325	133
Sabreliner Corp., strike @ $0.01, expires 06/08/18*[5,6]	8,400	0
Total warrants (cost $153,135)		133
	Shares
Short-term investment: 2.17%
Investment company: 2.17%
UBS Cash Management Prime Relationship Fund, 0.207%[10,11] (cost $1,804,675)	1,804,675	1,804,675
Total investments: 98.39% (cost $77,401,224)		81,965,425
Cash and other assets, less liabilities: 1.61%		1,342,728
Net assets: 100.00%		$83,308,153

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $77,542,293; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,079,100
Gross unrealized depreciation	(1,655,968)
Net unrealized appreciation of investments	$4,423,132

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $24,642,026 or 29.58% of net assets.

2  Floating rate security—The interest rates shown are the current rates as of June 30, 2010.

3  Perpetual bond security. The maturity date reflects the next call date.

4  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

5  Security is illiquid. At June 30, 2010, the value of these securities amounted to $18,000 or 0.02% of net assets.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2010, the value of these securities amounted to $18,000 or 0.02% of net assets.

7  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2010. Maturity date disclosed is the ultimate maturity date.

8  Amount represents less than 0.005%.

43

UBS High Yield Fund

Portfolio of investments

June 30, 2010

Concluded

9  These securities, which represent less than 0.005% of net assets as of June 30, 2010, are considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/10 Market value	06/30/10 Market value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp., Series A,	03/30/09	$135	0.00%[8]	$117	0.00%[8]
Pliant Corp.	10/20/00	0	0.00	0	0.00
		$135	0.00%[8]	$117	0.00%[8]

10  Investment in affiliated investment company. See Notes to financial statements for additional information.

11  The rate shown reflects the yield at June 30, 2010.

GS  Goldman Sachs

GE  General Electric

REIT  Real estate investment trust

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$79,864,769	$17,750	$79,882,519
Asset-backed security	—	11,225	—	11,225
Commercial mortgage-backed securities	—	223,845	—	223,845
Common stocks	42,911	—	—	42,911
Preferred stock	—	—	117	117
Warrants	—	—	133	133
Short-term investment	—	1,804,675	—	1,804,675
Total	$42,911	$81,904,514	$18,000	$81,965,425

At June 30, 2010, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Common stocks	Preferred stock	Warrants	Total
Assets
Beginning balance	$23,892	$—	$117	$133	$24,142
Total gains or losses (realized/unrealized) included in earnings	38,969	—	—	—	38,969
Purchases, sales, issuances, and settlements (net)	(45,111)	—	—	—	(45,111)
Transfers in and/or out of Level 3	—	0	—	—	0
Ending balance	$17,750	$0	$117	$133	$18,000
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$74,231	$0	$—	$—	$74,231

See accompanying notes to financial statements.
44

UBS U.S. Bond Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS U.S. Bond Fund (the "Fund") gained 12.72% (Class A shares returned 7.71% after the deduction of the maximum sales charge), while Class Y shares returned 13.02%. The Fund's benchmark, the Barclays Capital US Aggregate Index (the "Index"), returned 9.50% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 47; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Sector allocation and security selection within the securitized sector were the leading contributors to results, and helped the Fund to outperform the Index during the reporting period.

Portfolio performance summary1

What worked

•  Several of the Fund's sector overweights were beneficial during the reporting period.

  – The largest contributor to performance was the Fund's exposure to commercial mortgage-backed securities (CMBS). As the reporting period began, CMBS spreads remained wide by historical standards, which we believed to be representative of their underlying fundamental value. Given the improving overall economic conditions and despite the continued weakness in US real estate, our valuations and market technical characteristics favored having an overweight exposure to riskier assets, such as CMBS and other sectors. (Market technical characteristics help portfolio managers understand the direction of bond prices through the study of past market data, primarily price and volume.) Our positioning was generally rewarded throughout the period, as CMBS spreads narrowed from the elevated levels that materialized during the credit crisis. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

  – An overweight to certain asset-backed securities was rewarded during the fiscal year. As was the case with CMBS, we found value in the asset-backed sector, as its spreads were wide at the beginning of the period, and we believed they would narrow as the reporting period progressed.

  – The Fund's overweight to investment grade corporate bonds enhanced its results. We chose to maintain a meaningful exposure in the sector given our expectations for renewed economic growth and strong demand from investors seeking to generate incremental yields, given the low interest rate environment. While our investment grade corporate overweight was beneficial for the majority of the fiscal year, some of their gains were given back during a flight to quality that occurred late in the review period.

•  Security selection was, overall, positive for performance.

  – The Fund's selection of CMBS was positive for performance. Within the sector, we emphasized AAA-rated securities2 at the top of the capital structure. (that is, senior debt). This segment of the securitized sector generated the strongest relative results and was least impacted by the potential increase in delinquencies within commercial real estate.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  AAA rating is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

45

UBS U.S. Bond Fund

  – Asset-backed securities (ABS) selection generated solid results as well. In particular, BBB-rated credit card receivables performed well during the review period overall.3

  – Within the corporate bond sector, the Fund's financial and industrial sector holdings helped performance. In both cases, the spreads of issuers in these sectors narrowed amid signs that the economy was exhibiting positive momentum, corporate profits were often better than expected, and investor demand for higher-yielding but high-quality instruments was, overall, strong.

What didn't work

•  The Fund's duration positioning slightly detracted from performance. (Duration measures the price sensitivity of a portfolio to interest rate changes.) Having a shorter duration, relative to the Index, was not beneficial as yields declined during the period. However, this was largely mitigated by the Fund's yield curve positioning. During much of the period, the Fund was positioned for a flattening of the yield curve. We saw the yield curve flatten, particularly during the second half of the fiscal year, as long-term yields declined more than their short-term counterparts. This flattening was due, in part, to the Federal Reserve Board's repeated assurances that it would keep the federal funds rate on hold for an extended period, thus anchoring short-terms rates. Longer-term rates fell sharply late in the review period, as there were some signs that economic growth had begun to moderate and the risks of sovereign defaults within Europe increased. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Overall, the Fund's underweight to Treasuries was a modest negative for results. During most of the review period, having a Treasury underweight was rewarded. However, this positioning slightly detracted from performance, as Treasuries rallied toward the end of the period when investor risk aversion increased.

•  A small exposure to European sovereign debt negatively impacted performance. In the spring of 2010, the Fund initiated positions in certain European sovereign debt. We later sold these securities as the European debt crisis escalated.

3  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

46

UBS U.S. Bond Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	12.72%	1.09%	3.88%	4.24%
Class B3	11.85	0.33	N/A	1.94[6]
Class C4	12.06	0.55	N/A	1.93
Class Y5	13.02	1.34	4.13	4.74
After deducting maximum sales charge
Class A2	7.71%	0.16%	3.40%	3.87%
Class B3	6.85	0.01	N/A	1.94[6]
Class C4	11.31	0.55	N/A	1.93
Barclays Capital US Aggregate Index[7]	9.50%	5.54%	6.47%	6.40%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.31% and 0.68%; Class B—2.14% and 1.43%; Class C—1.80% and 1.18%; and Class Y—1.00% and 0.43%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursement put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 0.64% for Class A shares, 1.39% for Class B shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" (including Acquired fund fees and expenses) for the fiscal year ending June 30, 2009 were 0.89% for Class A shares, 1.64% for Class B shares, 1.39% for Class C shares and 0.64% for Class Y shares.

1  Inception date of UBS U.S. Bond Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 6, 2001 and November 8, 2001, respectively. Inception date of Class Y shares and the index is August 31,1995.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial-mortgage backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

47

UBS U.S. Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Bond Fund Class A and Class Y shares versus the Barclays Capital US Aggregate Index over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

48

UBS U.S. Bond Fund

Top ten fixed income holdings (unaudited)1

As of June 30, 2010

Percentage of net assets
US Treasury Notes, 1.000%, due 04/30/12	6.6%
US Treasury Bonds, 4.625%, due 02/15/40	4.6
Federal National Mortgage Association, 5.000%, due 05/01/40	3.7
Federal National Mortgage Association, 1.875%, due 04/20/12	2.8
US Treasury Notes, 3.625%, due 02/15/20	2.8
Federal National Mortgage Association, 2.375%, due 07/28/15	2.5
Federal National Mortgage Association, 1.750%, due 05/07/13	2.5
Federal National Mortgage Association, 4.500%, TBA	2.4
Federal Home Loan Mortgage Corp. Gold Pools, #G05249, 5.000%, due 01/01/39	2.4
US Treasury Notes, 3.500%, due 05/15/20	2.3
Total	32.6%

1  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies was included.

49

UBS U.S. Bond Fund

Industry diversification (unaudited)2

As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Aerospace & defense	0.31%
Beverages	0.23
Biotechnology	0.10
Building products	0.26
Capital markets	1.04
Chemicals	0.15
Commercial banks	1.60
Commercial services & supplies	0.63
Communications equipment	0.14
Consumer finance	0.14
Diversified financial services	2.46
Diversified telecommunication services	0.41
Electric utilities	1.62
Energy equipment & services	0.15
Food & staples retailing	0.87
Food products	0.28
Health care providers & services	0.20
Insurance	1.84
Leisure equipment & products	0.12
Media	1.14
Metals & mining	0.28
Multi-utilities	0.54
Non-food & drug retailers	0.17
Oil, gas & consumable fuels	1.68
Pharmaceuticals	0.37
Road & rail	0.09%
Software	0.14
Tobacco	0.32
Wireless telecommunication services	0.34
Total corporate bonds	17.62%
Asset-backed securities	5.19
Commercial mortgage-backed securities	5.43
Mortgage & agency debt securities	39.61
Municipal bonds	1.18
US government obligations	23.92
Total bonds	92.95%
Investment companies
UBS High Yield Relationship Fund	2.14
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.90
Total investment companies	3.04%
Short-term investment	5.69
Investment of cash collateral from securities loaned	0.43
Total investments	102.11%
Liabilities, in excess of cash and other assets	(2.11)
Net assets	100.00%

2  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

50

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds: 92.95%
Corporate bonds: 17.62%
Australia: 0.28%
Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	$100,000	$131,227
Canada: 0.49%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	20,000	16,820
Canadian Natural Resources Ltd., 5.850%, due 02/01/35	65,000	66,590
Cenovus Energy, Inc., 4.500%, due 09/15/14[1]	135,000	144,206
Total Canada corporate bonds		227,616
Cayman Islands: 0.15%
Transocean, Inc., 6.800%, due 03/15/38	75,000	67,587
France: 0.23%
EDF SA, 4.600%, due 01/27/20[1]	50,000	51,350
France Telecom SA, 4.375%, due 07/08/14	50,000	53,919
Total France corporate bonds		105,269
Isle of Man: 0.15%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	70,000	71,068
Luxembourg: 0.42%
Covidien International Finance SA, 4.200%, due 06/15/20	90,000	92,109
Enel Finance International SA, 3.875%, due 10/07/14[1]	100,000	100,815
Total Luxembourg corporate bonds		192,924
Mexico: 0.22%
America Movil SAB de CV, 5.000%, due 03/30/20[1]	100,000	103,317
Netherlands: 0.25%
Shell International Finance BV, 3.100%, due 06/28/15	115,000	116,780
Netherlands Antilles: 0.21%
Teva Pharmaceutical Finance II BV, 3.000%, due 06/15/15	95,000	96,861
Sweden: 0.35%
Svenska Handelsbanken AB, 2.875%, due 09/14/12[1]	160,000	162,392

	Face amount	Value
United Kingdom: 0.60%
BP Capital Markets PLC, 3.875%, due 03/10/15[2]	$150,000	$127,823
Lloyds TSB Bank PLC, 5.800%, due 01/13/20[1]	100,000	94,390
Vodafone Group PLC, 5.450%, due 06/10/19	50,000	53,523
Total United Kingdom corporate bonds		275,736
United States: 14.27%
Allied Waste North America, Inc., 6.875%, due 06/01/17	60,000	65,400
Allstate Corp., 7.450%, due 05/16/19	55,000	64,821
Altria Group, Inc., 9.950%, due 11/10/38	55,000	72,257
Anadarko Petroleum Corp., 5.950%, due 09/15/16[2]	75,000	64,552
Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15	100,000	104,683
BAE Systems Holdings, Inc., 4.950%, due 06/01/14[1]	65,000	70,516
Bank of America Corp., 5.625%, due 07/01/20	170,000	171,350
7.625%, due 06/01/19	190,000	217,647
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	35,000	41,764
Capital One Financial Corp., 7.375%, due 05/23/14	55,000	62,890
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	126,680
Cisco Systems, Inc., 5.900%, due 02/15/39	60,000	66,694
Citigroup, Inc., 6.125%, due 05/15/18	285,000	297,449
8.125%, due 07/15/39	60,000	71,579
CVS Caremark Corp., 6.125%, due 09/15/39	160,000	171,030
CVS Pass-Through Trust, 6.036%, due 12/10/28	68,600	70,162
DirecTV Financing Co., Inc., 7.625%, due 05/15/16	95,000	103,194
Dominion Resources, Inc., 5.200%, due 08/15/19	85,000	92,158
ERAC USA Finance Co., 2.750%, due 07/01/13[1]	25,000	25,077
7.000%, due 10/15/37[1]	85,000	92,624
Express Scripts, Inc., 6.250%, due 06/15/14	65,000	73,594

51

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
FirstEnergy Solutions Corp., 4.800%, due 02/15/15	$165,000	$172,655
Freedom Group, Inc., 10.250%, due 08/01/15[1]	75,000	78,000
General Electric Capital Corp., 6.000%, due 08/07/19	230,000	248,991
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	260,000	272,354
7.500%, due 02/15/19	20,000	22,356
Hasbro, Inc., 6.350%, due 03/15/40	55,000	56,031
Jersey Central Power & Light Co., 7.350%, due 02/01/19	60,000	71,326
JP Morgan Chase Capital XXII, Series V, 6.450%, due 02/02/37	225,000	212,383
Kellogg Co., 4.450%, due 05/30/16	70,000	76,472
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	45,000	42,464
Life Technologies Corp., 6.000%, due 03/01/20	45,000	48,731
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	50,000	66,530
MetLife, Inc., 6.400%, due 12/15/36	100,000	88,000
10.750%, due 08/01/39	50,000	59,427
Morgan Stanley, Series F, 5.625%, due 09/23/19	100,000	96,741
6.625%, due 04/01/18	200,000	209,627
Mosaic Co., 7.375%, due 12/01/14[1]	65,000	68,060
Motiva Enterprises LLC, 5.750%, due 01/15/20[1]	45,000	49,514
News America, Inc., 6.200%, due 12/15/34	35,000	36,863
6.900%, due 08/15/39	60,000	68,858
Nisource Finance Corp., 10.750%, due 03/15/16	135,000	173,007
Norfolk Southern Corp., 5.750%, due 04/01/18	35,000	39,563
Northrop Grumman Systems Corp., 7.875%, due 03/01/26	55,000	72,432
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	50,000	58,693
ONEOK, Inc., 6.000%, due 06/15/35	60,000	56,571
Oracle Corp., 6.125%, due 07/08/39	55,000	64,326

	Face amount	Value
Owens Corning, 6.500%, due 12/01/16	$115,000	$122,359
Pacific Gas & Electric Co., 6.050%, due 03/01/34	30,000	33,472
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	150,000	185,892
Principal Financial Group, Inc., 8.875%, due 05/15/19	105,000	128,746
Prudential Financial, Inc., Series D, 3.625%, due 09/17/12	160,000	164,796
Series C, 5.400%, due 06/13/35	105,000	94,280
Qwest Corp., 7.625%, due 06/15/15	125,000	133,750
Reynolds American, Inc., 7.625%, due 06/01/16	65,000	73,718
Safeway, Inc., 5.000%, due 08/15/19	150,000	160,995
SLM Corp., 8.000%, due 03/25/20	70,000	61,473
Time Warner Cable, Inc., 6.550%, due 05/01/37	65,000	70,059
6.750%, due 07/01/18	100,000	114,788
Wal-Mart Stores, Inc., 3.625%, due 07/08/20	250,000	249,770
Waste Management, Inc., 4.750%, due 06/30/20	90,000	92,522
Williams Partners LP, 6.300%, due 04/15/40[1]	50,000	50,236
WM Wrigley Jr Co., 3.700%, due 06/30/14[1]	55,000	55,630
WMG Acquisition Corp., 9.500%, due 06/15/16	125,000	133,125
XTO Energy, Inc., 6.750%, due 08/01/37	35,000	45,089
Total United States corporate bonds		6,606,796
Total corporate bonds (cost $7,720,465)		8,157,573
Asset-backed securities: 5.19%
United States: 5.19%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.547%, due 08/25/35[3]	$85,951	81,004
Chase Issuance Trust, Series 2005-C2, Class C2, 0.790%, due 01/15/15[3]	225,000	219,547

52

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
Citibank Credit Card Issuance Trust, Series 2006-C1, Class C1, 0.748%, due 02/20/15[3]	$250,000	$239,444
Series 2003-C4, Class C4, 5.000%, due 06/10/15	250,000	260,627
Conseco Finance, Series 2001-D, Class M2, 2.087%, due 11/15/32[3]	465,340	187,325
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.397%, due 04/25/47[3]	12,062	11,926
GSAMP Trust, Series 2006-S3, Class A1, 6.085%, due 05/25/36	625,122	44,621
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.250%, due 11/15/16[3]	350,000	331,299
Series 2003-C7, Class C7, 1.700%, due 03/15/16[3]	350,000	339,805
Series 2004-B1, Class B1, 4.450%, due 08/15/16	600,000	635,160
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37	54,490	53,492
Total asset-backed securities (cost $3,140,145)		2,404,250
Commercial mortgage-backed securities: 5.43%
United States: 5.43%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.356%, due 10/10/45	$625,000	625,699
Series 2007-2, Class AM, 5.877%, due 04/10/49[3]	150,000	118,283
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.888%, due 12/10/49[3]	370,000	315,911
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2, 5.560%, due 10/15/48	325,000	343,094
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM, 5.986%, due 06/10/46[3]	150,000	129,784

	Face amount	Value
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543%, due 12/10/49	$250,000	$237,993
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39	190,000	194,584
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43	150,000	126,937
6.064%, due 04/15/45	250,000	219,173
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A2, 5.624%, due 07/15/45	200,000	204,207
Total commercial mortgage-backed securities (cost $2,117,340)		2,515,665
Mortgage & agency debt securities: 39.61%
United States: 39.61%
Federal Home Loan Mortgage Corp. Gold Pools,[4] #A90660, 4.500%, due 01/01/40	$123,537	128,154
#A90675, 4.500%, due 01/01/40	861,472	893,670
#G08307, 5.000%, due 11/01/38	447,457	474,019
#G05249, 5.000%, due 01/01/39	1,044,694	1,106,707
#G04121, 5.500%, due 04/01/38	22,063	23,704
#G04567, 5.500%, due 07/01/38	263,262	282,844
#C63008, 6.000%, due 01/01/32	336,088	370,978
#G01717, 6.500%, due 11/01/29	173,587	192,918
Federal National Mortgage Association,[4] 1.750%, due 05/07/13	1,115,000	1,135,369
1.875%, due 04/20/12	1,280,000	1,306,790
2.375%, due 07/28/15	1,155,000	1,166,988
4.000%, TBA	675,000	683,543
4.000%, TBA	325,000	328,098
4.500%, TBA	550,000	570,023
4.500%, TBA	1,075,000	1,110,105
5.000%, TBA	50,000	52,711
5.000%, due 05/01/40	1,600,000	1,695,317

53

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
5.500%, due 06/01/38	$481,333	$517,463
6.500%, due 11/01/36	275,000	302,044
Federal National Mortgage Association Pools,[4] #AA0837, 4.500%, due 01/01/39	550,871	572,149
#576764, 5.500%, due 09/01/24	139,308	150,825
#688066, 5.500%, due 03/01/33	298,446	324,810
#688314, 5.500%, due 03/01/33	350,306	381,251
#802481, 5.500%, due 11/01/34	572,173	619,976
#961534, 5.500%, due 02/01/38	425,415	457,258
#889618, 5.500%, due 05/01/38	9,420	10,124
#408267, 6.000%, due 03/01/28	29,701	32,986
#323715, 6.000%, due 05/01/29	31,706	35,121
#522564, 6.000%, due 07/01/29	108,299	118,462
#676733, 6.000%, due 01/01/33	245,605	274,198
#708631, 6.000%, due 06/01/33	54,457	60,803
#948631, 6.000%, due 08/01/37	675,416	733,819
#986944, 6.000%, due 09/01/38	174,435	189,409
#994466, 6.000%, due 11/01/38	594,702	645,753
#831730, 6.500%, due 09/01/36	383,248	420,938
#253824, 7.000%, due 03/01/31	10,652	12,038
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.617%, due 02/25/35[3]	49,526	36,634
Government National Mortgage Association Pools, #701813, 4.500%, due 04/15/39	670,824	700,320
#G2 2687, 6.000%, due 12/20/28	41,537	45,977
#G2 2794, 6.000%, due 08/20/29	132,838	147,119

	Face amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3B2, 5.818%, due 02/25/37[3]	$1,098,112	$28,344
Total mortgage & agency debt securities (cost $17,870,616)		18,339,759
Municipal bonds: 1.18%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	$60,000	67,543
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	115,000	91,057
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	110,000	125,750
New Jersey State Turnpike Authority Revenue Bonds, Class F, 7.414%, due 01/01/40	30,000	37,813
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	55,000	56,519
State of California General Obligation Bonds, 6.650%, due 03/01/22	30,000	31,849
7.300%, due 10/01/39	130,000	136,776
Total municipal bonds (cost $530,506)		547,307
US government obligations: 23.92%
US Treasury Bonds, 4.625%, due 02/15/40[2]	$1,885,000	2,118,857
8.750%, due 08/15/20	695,000	1,041,957
US Treasury Notes, 0.875%, due 01/31/12	1,000,000	1,005,312
1.000%, due 04/30/12[2]	3,045,000	3,067,837
2.125%, due 05/31/15	120,000	122,063
2.500%, due 04/30/15[2]	555,000	574,729
3.500%, due 05/15/20[2]	1,025,000	1,072,724
3.625%, due 02/15/20[2]	1,220,000	1,289,006
4.125%, due 05/15/15	705,000	783,266
Total US government obligations (cost $10,857,955)		11,075,751
Total bonds (cost $42,237,027)		43,040,305

54

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Investment companies: 3.04%
UBS High Yield Relationship Fund*[5]	41,063	$988,798
UBS Opportunistic Emerging Markets Debt Relationship Fund*[5]	28,534	417,560
Total investment companies (cost $1,389,973)		1,406,358
Short-term investment: 5.69%
Investment company: 5.69%
UBS Cash Management Prime Relationship Fund, 0.207%[5,6] (cost $2,632,182)	2,632,182	2,632,182

	Shares	Value
Investment of cash collateral from securities loaned: 0.43%
UBS Private Money Market Fund LLC, 0.010%[5,6] (cost $197,250)	197,250	$197,250
Total investments: 102.11% (cost $46,456,432)		47,276,095
Liabilities, in excess of cash and other assets: (2.11%)		(976,895)
Net assets: 100.00%		$46,299,200

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $46,672,160; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,737,841
Gross unrealized depreciation	(1,133,906)
Net unrealized appreciation of investments	$603,935

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $1,398,549 or 3.02% of net assets.

2  Security, or portion thereof, was on loan at June 30, 2010.

3  Floating rate security—The interest rates shown are the current rates as of June 30, 2010.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Investment in affiliated investment company. See Notes to financial statements for additional information.

6  The rate shown reflects the yield at June 30, 2010.

GE  General Electric

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

55

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

Forward foreign currency contracts

UBS U.S. Bond Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	145,000	USD	192,363	08/05/10	$15,032
United States Dollar	61,916	EUR	50,000	08/05/10	(767)
United States Dollar	116,078	EUR	95,000	08/05/10	105
Net unrealized appreciation on forward foreign currency contracts					$14,370

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of June 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 10 contracts (USD)	September 2010	$1,288,023	$1,358,125	$70,102
10 Year US Treasury Notes, 31 contracts (USD)	September 2010	3,701,687	3,798,953	97,266
US Treasury futures sell contracts:
2 Year US Treasury Notes, 36 contracts (USD)	September 2010	(7,846,820)	(7,877,812)	(30,992)
5 Year US Treasury Notes, 46 contracts (USD)	September 2010	(5,344,552)	(5,444,172)	(99,620)
Net unrealized appreciation on futures contracts				$36,756

Currency type abbreviation:

USD  United States Dollar

Swap agreements

UBS U.S. Bond Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2010:

Interest Rate Swaps

Counterparty	Notional amount		Termination dates	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	3,650,000	04/30/17	3.1000%	—[2]	—	$(112,204)	$(112,204)
Deutsche Bank AG	USD	1,310,000	02/15/36	4.5450	0.5334%[3]	—	(196,508)	(196,508)
Merrill Lynch International	USD	5,580,000	11/30/14	—[2]	2.4500	—	112,606	112,606
						—	$(196,106)	$(196,106)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of June 30, 2010.

3  Rate based on 3 month LIBOR (USD BBA).

56

UBS U.S. Bond Fund

Portfolio of investments

June 30, 2010

Concluded

LIBOR  London Interbank Offered Rate

BBA  British Banker's Association

Currency type abbreviation:

USD  United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$8,157,573	—	$8,157,573
Asset-backed securities	—	2,404,250	—	2,404,250
Commercial mortgage-backed securities	—	2,515,665	—	2,515,665
Mortgage & agency debt securities	—	18,339,759	—	18,339,759
Municipal bonds	—	547,307	—	547,307
US government obligations	—	11,075,751	—	11,075,751
Investment companies	—	1,406,358	—	1,406,358
Short-term investment	—	2,632,182	—	2,632,182
Investment of cash collateral for securities loaned	—	197,250	—	197,250
Other financial instruments[1]	36,756	(181,736)	—	(144,980)
Total	$36,756	$47,094,359	—	$47,131,115

1  Other financial instruments include futures contracts, swap agreements and forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Commercial mortgage- backed securities	Total
Assets
Beginning balance	$72,944	$72,944
Total gains or losses (realized/unrealized) included in earnings	68,971	68,971
Purchases, sales, issuances, and settlements (net)	(141,915)	(141,915)
Transfers in and/or out of Level 3	—	—
Ending balance	$—	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$—	$—

See accompanying notes to financial statements.
57

The UBS Funds

June 30, 2010 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

58

The UBS Funds

June 30, 2010 (unaudited)

		Beginning account value January 1, 2010	Ending account value June 30, 2010	Expenses paid during period* 01/01/10 – 06/30/10	Expense ratio during period
UBS Absolute Return Bond Fund
Class A	Actual	$1,000.00	$988.90	$4.93	1.00%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class C	Actual	1,000.00	987.10	6.65	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class Y	Actual	1,000.00	991.40	3.75	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.03	3.81	0.76
UBS Global Bond Fund
Class A	Actual	1,000.00	983.20	5.65	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
Class B	Actual	1,000.00	979.50	9.33	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.49	1.90
Class C	Actual	1,000.00	980.70	8.10	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	8.25	1.65
Class Y	Actual	1,000.00	985.10	4.43	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
UBS High Yield Fund
Class A	Actual	1,000.00	1,038.00	6.06	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	1,035.90	9.84	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class C	Actual	1,000.00	1,037.20	8.59	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class Y	Actual	1,000.00	1,040.80	4.81	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

59

The UBS Funds

June 30, 2010 (unaudited)

		Beginning account value January 1, 2010	Ending account value June 30, 2010	Expenses paid during period* 01/01/10 – 06/30/10	Expense ratio during period
UBS U.S. Bond Fund
Class A	Actual	$1,000.00	$1,052.50	$3.26	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.21	0.64
Class B	Actual	1,000.00	1,048.40	7.06	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	6.95	1.39
Class C	Actual	1,000.00	1,050.10	5.79	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class Y	Actual	1,000.00	1,053.80	1.99	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.86	1.96	0.39

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

60

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61

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2010

	UBS Absolute Return Bond Fund	UBS Global Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$141,876,867	$17,615,338
Affiliated issuers	5,509,864	570,589
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—
Foreign currency, at cost	3,089,978	554,029
	$150,476,709	$18,739,956
Investments, at value:
Unaffiliated issuers	$138,066,947	$17,195,052
Affiliated issuers	5,509,864	570,589
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	3,060,096	565,754
Cash	—	343
Receivables:
Interest	1,710,159	233,827
Investment securities sold	454,619	—
Variation margin	54,430	3,797
Foreign tax reclaims	22,447	—
Fund shares sold	1,921	48,108
Cash collateral for futures contracts	1,142,366	5,363
Outstanding swap agreements, at value[2]	116,862	—
Unrealized appreciation on forward foreign currency contracts	185,361	32,804
Other assets	4,370	911
Total assets	150,329,442	18,656,548
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	851,839	—
Investment advisory and administration fees	74,236	8,467
Fund shares redeemed	128,508	491,655
Custody and fund accounting fees	12,877	8,568
Distribution and service fees	2,843	2,964
Due to custodian	4,476	—
Accrued expenses	89,616	57,737
Outstanding swap agreements, at value[2]	496,485	15,696
Unrealized depreciation on forward foreign currency contracts	307,669	63,766
Total liabilities	1,968,549	648,853
Net assets	$148,360,893	$18,007,695

1  The market value of securities loaned by U.S. Bond Fund as of June 30, 2010 was $780,277.

2  Net upfront payments made by UBS Absolute Return Bond Fund were $(12,875).

62

The UBS Funds

Financial statements

	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$75,596,549	$42,237,027
Affiliated issuers	1,804,675	4,022,155
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	197,250
Foreign currency, at cost	—	—
	$77,401,224	$46,456,432
Investments, at value:
Unaffiliated issuers	$80,160,750	$43,040,305
Affiliated issuers	1,804,675	4,038,540
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	197,250
Foreign currency, at value	—	—
Cash	9,051	—
Receivables:
Interest	1,643,180	286,652
Investment securities sold	—	4,845,698
Variation margin	—	13,891
Foreign tax reclaims	—	—
Fund shares sold	58,568	64,468
Cash collateral for futures contracts	—	31,803
Outstanding swap agreements, at value[2]	—	112,606
Unrealized appreciation on forward foreign currency contracts	—	15,137
Other assets	2,419	1,800
Total assets	83,678,643	52,648,150
Liabilities:
Payables:
Cash collateral from securities loaned	—	197,250
Investment securities purchased	50,000	5,494,592
Investment advisory and administration fees	49,143	10,122
Fund shares redeemed	161,663	265,724
Custody and fund accounting fees	6,666	8,404
Distribution and service fees	13,453	3,461
Due to custodian	—	—
Accrued expenses	89,565	59,918
Outstanding swap agreements, at value[2]	—	308,712
Unrealized depreciation on forward foreign currency contracts	—	767
Total liabilities	370,490	6,348,950
Net assets	$83,308,153	$46,299,200

See accompanying notes to financial statements.

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)
June 30, 2010

	UBS Absolute Return Bond Fund[1]	UBS Global Bond Fund
Net assets consist of:
Beneficial interest	$279,165,655	$33,824,820
Accumulated undistributed net investment income	157,160	1,141,237
Accumulated net realized loss	(125,211,651)	(16,491,946)
Net unrealized appreciation (depreciation)	(5,750,271)	(466,416)
Net assets	$148,360,893	$18,007,695
Class A:
Net assets	$11,332,722	$7,240,421
Shares outstanding	1,799,233	987,771
Net asset value and redemption proceeds per share	$6.30	$7.33
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.46	$7.68
Class B:
Net assets	N/A	$145,925
Shares outstanding	N/A	19,846
Net asset value and offering price per share	N/A	$7.35
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	N/A	$6.98
Class C:
Net assets	$3,206,384	$2,241,909
Shares outstanding	509,081	306,852
Net asset value and offering price per share	$6.30	$7.31
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.27	$7.26
Class Y:
Net assets	$133,821,787	$8,379,440
Shares outstanding	21,257,447	1,000,540
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.30	$8.37

1  UBS Absolute Return Bond Fund does not offer Class B Shares.

2  For Class A, the maximum sales charge is 4.50% for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, and 2.50% for UBS Absolute Return Bond Fund. Classes B, C and Y have no front-end sales charges. For Class A shares of each Fund except UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class A shares of the UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $250,000 or more that were not subject to a front end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. For Class C, the maximum contingent deferred sales charge is 0.75% for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, and 0.50% for UBS Absolute Return Bond Fund. Class Y has no contingent deferred sales charge.

64

The UBS Funds

Financial statements

	UBS High Yield Fund	UBS U.S. Bond Fund
Net assets consist of:
Beneficial interest	$202,106,448	$81,507,803
Accumulated undistributed net investment income	671,477	1,084,803
Accumulated net realized loss	(124,033,973)	(36,968,090)
Net unrealized appreciation (depreciation)	4,564,201	674,684
Net assets	$83,308,153	$46,299,200
Class A:
Net assets	$36,333,534	$8,956,064
Shares outstanding	6,165,857	1,030,837
Net asset value and redemption proceeds per share	$5.89	$8.69
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.17	$9.10
Class B:
Net assets	$921,167	$55,968
Shares outstanding	156,249	6,435
Net asset value and offering price per share	$5.90	$8.70
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.60	$8.26
Class C:
Net assets	$8,901,805	$2,627,797
Shares outstanding	1,509,496	303,395
Net asset value and offering price per share	$5.90	$8.66
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.86	$8.60
Class Y:
Net assets	$37,151,647	$34,659,371
Shares outstanding	6,254,589	3,994,090
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$5.94	$8.68

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2010

	UBS Absolute Return Bond Fund	UBS Global Bond Fund
Investment Income:
Dividends	$—	$—
Interest and other	5,160,530	915,487
Affiliated interest	10,978	1,721
Securities lending-net	—	—
Foreign tax withheld	(114)	—
Total income	5,171,394	917,208
Expenses:
Advisory and administration	$961,106	$190,210
Service and distribution:
Class A	22,530	20,259
Class B	—	1,419
Class C	21,632	16,422
Transfer agency and related service fees:
Class A	27,619	10,776
Class B	—	239
Class C	4,989	1,849
Class Y	—	17,107
Custodian and fund accounting	78,733	52,474
Federal and state registration	37,939	56,048
Professional services	93,595	92,747
Shareholder reports	13,638	9,751
Trustees	28,148	19,781
Interest expense	—	—
Other	21,148	10,436
Total expenses	1,311,077	499,518
Fee waivers and/or expense reimbursements by Advisor	(24,830)	(225,386)
Net expenses	1,286,247	274,132
Net investment income	3,885,147	643,076
Net realized gain (loss) on:
Investments in unaffiliated issuers	(882,608)	247,797
Investments in affiliated issuers	—	—
Futures contracts	(8,263,960)	16,797
Swap agreements	(224,065)	(59,910)
Forward foreign currency contracts	4,808,229	432,957
Foreign currency transactions	375,852	643,767
Net realized gain (loss)	(4,186,552)	1,281,408
Change in net unrealized appreciation (depreciation) on:
Investments	1,389,561	349,725
Futures contracts	(1,546,807)	(1,019)
Swap agreements	(146,754)	18,183
Forward foreign currency contracts	4,128,877	22,060
Translation of other assets and liabilities denominated in foreign currency	(126,534)	(19,373)
Change in net unrealized appreciation (depreciation)	3,698,343	369,576
Net realized and unrealized gain (loss)	(488,209)	1,650,984
Net increase in net assets resulting from operations	$3,396,938	$2,294,060

66

The UBS Funds

Financial statements

	UBS High Yield Fund	UBS U.S. Bond Fund
Investment Income:
Dividends	$6,727	$—
Interest and other	9,753,727	2,155,628
Affiliated interest	2,013	5,785
Securities lending-net	—	3,062
Foreign tax withheld	—	—
Total income	9,762,467	2,164,475
Expenses:
Advisory and administration	$598,439	$317,218
Service and distribution:
Class A	90,244	22,722
Class B	9,393	872
Class C	63,333	19,606
Transfer agency and related service fees:
Class A	55,836	11,244
Class B	2,175	183
Class C	12,904	2,359
Class Y	35,975	30,294
Custodian and fund accounting	43,013	51,973
Federal and state registration	46,980	64,568
Professional services	91,211	86,426
Shareholder reports	40,621	5,533
Trustees	23,760	21,647
Interest expense	110	—
Other	17,088	13,444
Total expenses	1,131,082	648,089
Fee waivers and/or expense reimbursements by Advisor	(125,962)	(389,752)
Net expenses	1,005,120	258,337
Net investment income	8,757,347	1,906,138
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,810,693	(250,377)
Investments in affiliated issuers	—	2,168,511
Futures contracts	—	(181,323)
Swap agreements	—	428,642
Forward foreign currency contracts	—	9,036
Foreign currency transactions	—	(50,150)
Net realized gain (loss)	3,810,693	2,124,339
Change in net unrealized appreciation (depreciation) on:
Investments	7,962,022	2,905,464
Futures contracts	—	21,255
Swap agreements	—	(22,274)
Forward foreign currency contracts	—	14,370
Translation of other assets and liabilities denominated in foreign currency	—	—
Change in net unrealized appreciation (depreciation)	7,962,022	2,918,815
Net realized and unrealized gain (loss)	11,772,715	5,043,154
Net increase in net assets resulting from operations	$20,530,062	$6,949,292

See accompanying notes to financial statements.
67

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Absolute Return Bond Fund		UBS Global Bond Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income	$3,885,147	$3,230,577	$643,076	$1,588,894
Net realized gain (loss)	(4,186,552)	(33,872,890)	1,281,408	(10,855,664)
Change in net unrealized appreciation/(depreciation)	3,698,343	12,020,179	369,576	3,201,849
Net increase (decrease) in net assets from operations	3,396,938	(18,622,134)	2,294,060	(6,064,921)
Dividends/distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(337,877)	(2,667,309)	(231,955)	(1,516,275)
Return of capital	(50,071)	—	—	—
Class B:
Net investment income and net foreign currency gains	—	—	(3,025)	(19,560)
Class C:
Net investment income and net foreign currency gains	(84,610)	(658,994)	(51,974)	(259,857)
Return of capital	(12,539)	—	—	—
Class Y:
Net investment income and net foreign currency gains	(3,446,259)	(13,660,426)	(427,927)	(6,148,254)
Return of capital	(510,709)	—	—	—
Decrease in net assets from dividends/distributions	(4,442,065)	(16,986,729)	(714,881)	(7,943,946)
Beneficial interest transactions:
Proceeds from shares sold	1,856,827	3,120,247	8,359,734	36,103,750
Shares issued on reinvestment of dividends	4,394,016	16,649,066	673,245	7,709,896
Cost of shares redeemed	(10,775,409)	(78,413,871)	(26,950,230)	(62,052,653)
Redemption fees	493	6,753	540	3,335
Net decrease in net assets resulting from beneficial interest transactions	(4,524,073)	(58,637,805)	(17,916,711)	(18,235,672)
Decrease in net assets	(5,569,200)	(94,246,668)	(16,337,532)	(32,244,539)
Net assets, beginning of year	153,930,093	248,176,761	34,345,227	66,589,766
Net assets, end of year	$148,360,893	$153,930,093	$18,007,695	$34,345,227
Net assets include accumulated undistributed (distributions in excess of) net investment income	$157,160	$(2,587,750)	$1,141,237	$169,035

68

The UBS Funds

Financial statements

	UBS High Yield Fund		UBS U.S. Bond Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income	$8,757,347	$11,204,500	$1,906,138	$2,418,809
Net realized gain (loss)	3,810,693	(31,537,593)	2,124,339	(18,475,305)
Change in net unrealized appreciation/(depreciation)	7,962,022	8,703,449	2,918,815	11,415,740
Net increase (decrease) in net assets from operations	20,530,062	(11,629,644)	6,949,292	(4,640,756)
Dividends/distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(3,411,268)	(3,772,743)	(518,764)	(634,150)
Return of capital	—	—	—	—
Class B:
Net investment income and net foreign currency gains	(81,622)	(93,997)	(4,783)	(10,106)
Class C:
Net investment income and net foreign currency gains	(754,944)	(649,853)	(138,464)	(101,001)
Return of capital	—	—	—	—
Class Y:
Net investment income and net foreign currency gains	(4,118,309)	(7,095,294)	(2,592,086)	(5,778,806)
Return of capital	—	—	—	—
Decrease in net assets from dividends/distributions	(8,366,143)	(11,611,887)	(3,254,097)	(6,524,063)
Beneficial interest transactions:
Proceeds from shares sold	12,200,138	29,315,974	13,516,769	47,460,979
Shares issued on reinvestment of dividends	6,616,743	9,810,068	3,123,358	6,388,526
Cost of shares redeemed	(56,934,196)	(56,711,483)	(41,004,427)	(88,912,663)
Redemption fees	9,441	26,029	8,940	17,108
Net decrease in net assets resulting from beneficial interest transactions	(38,107,874)	(17,559,412)	(24,355,360)	(35,046,050)
Decrease in net assets	(25,943,955)	(40,800,943)	(20,660,165)	(46,210,869)
Net assets, beginning of year	109,252,108	150,053,051	66,959,365	113,170,234
Net assets, end of year	$83,308,153	$109,252,108	$46,299,200	$66,959,365
Net assets include accumulated undistributed (distributions in excess of) net investment income	$671,477	$280,273	$1,084,803	$1,259,567

See accompanying notes to financial statements.
69

UBS Absolute Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.35	$7.81	$10.05	$10.14	$9.98
Income (loss) from investment operations:
Net investment income[1]	0.15	0.13	0.34	0.35	0.28
Net realized and unrealized gain (loss) from investment activities	(0.02)	(0.88)	(2.13)	(0.06)	0.18
Total income (loss) from investment operations	0.13	(0.75)	(1.79)	0.29	0.46
Less dividends/distributions:
From net investment income	(0.16)	(0.71)	(0.45)	(0.30)	(0.29)
From return of capital	(0.02)	—	—	—	—
From net realized gains	—	—	—	(0.08)	(0.01)
Total dividends/distributions	(0.18)	(0.71)	(0.45)	(0.38)	(0.30)
Net asset value, end of year	$6.30	$6.35	$7.81	$10.05	$10.14
Total investment return[2]	1.99%	(9.48)%	(18.07)%	2.87%	4.65%
Ratios/Supplemental data:
Net assets, end of year (000's)	$11,333	$17,850	$50,761	$257,180	$212,983
Ratio of expenses to average net assets:
Before expense reimbursement	1.14%	1.12%	0.99%	0.95%	0.96%
After expense reimbursement/recoupment	1.00%	1.00%	0.99%	0.95%	0.99%[3]
Ratio of net investment income to average net assets	2.36%	1.85%	3.68%	3.43%	2.78%
Portfolio turnover rate	37%	99%	33%	56%	96%

	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.34	$7.81	$10.05	$10.15	$9.98
Income (loss) from investment operations:
Net investment income[1]	0.16	0.13	0.36	0.37	0.30
Net realized and unrealized gain (loss) from investment activities	(0.01)	(0.88)	(2.12)	(0.07)	0.19
Total income (loss) from investment operations	0.15	(0.75)	(1.76)	0.30	0.49
Less dividends/distributions:
From net investment income	(0.17)	(0.72)	(0.48)	(0.32)	(0.31)
From return of capital	(0.02)	—	—	—	—
From net realized gains	—	—	—	(0.08)	(0.01)
Total dividends/distributions	(0.19)	(0.72)	(0.48)	(0.40)	(0.32)
Net asset value, end of year	$6.30	$6.34	$7.81	$10.05	$10.15
Total investment return[2]	2.34%	(9.32)%	(17.92)%	2.96%	4.94%
Ratios/Supplemental data:
Net assets, end of year (000's)	$133,822	$130,933	$187,445	$259,089	$232,208
Ratio of expenses to average net assets:
Before expense reimbursement	0.80%	0.83%	0.76%	0.75%	0.77%
After expense reimbursement	0.80%	0.83%	0.76%	0.75%	0.77%
Ratio of net investment income to average net assets	2.56%	1.94%	3.92%	3.63%	3.00%
Portfolio turnover rate	37%	99%	33%	56%	96%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

70

UBS Absolute Return Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.35	$7.81	$10.04	$10.14	$9.98
Income (loss) from investment operations:
Net investment income[1]	0.13	0.10	0.31	0.31	0.24
Net realized and unrealized gain (loss) from investment activities	(0.03)	(0.87)	(2.12)	(0.06)	0.18
Total income (loss) from investment operations	0.10	(0.77)	(1.81)	0.25	0.42
Less dividends/distributions:
From net investment income	(0.13)	(0.69)	(0.42)	(0.27)	(0.25)
From return of capital	(0.02)	—	—	—	—
From net realized gains	—	—	—	(0.08)	(0.01)
Total dividends/distributions	(0.15)	(0.69)	(0.42)	(0.35)	(0.26)
Net asset value, end of year	$6.30	$6.35	$7.81	$10.04	$10.14
Total investment return[2]	1.61%	(9.81)%	(18.27)%	2.42%	4.30%
Ratios/Supplemental data:
Net assets, end of year (000's)	$3,206	$5,147	$9,971	$37,548	$30,618
Ratio of expenses to average net assets:
Before expense reimbursement	1.42%	1.42%	1.32%	1.29%	1.32%
After expense reimbursement/recoupment	1.35%	1.35%	1.32%	1.30%[3]	1.35%[3]
Ratio of net investment income to average net assets	2.01%	1.46%	3.35%	3.07%	2.42%
Portfolio turnover rate	37%	99%	33%	56%	96%

See accompanying notes to financial statements.
71

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.12	$9.17	$9.41	$9.50	$9.83
Income (loss) from investment operations:
Net investment income[1]	0.18	0.22	0.27	0.26	0.19
Net realized and unrealized gain (loss) from investment activities	0.25	(0.92)	(0.08)	(0.10)	(0.15)
Total income (loss) from investment operations	0.43	(0.70)	0.19	0.16	0.04
Less dividends:
From net investment income	(0.22)	(1.35)	(0.43)	(0.25)	(0.37)
Net asset value, end of year	$7.33	$7.12	$9.17	$9.41	$9.50
Total investment return[2]	5.94%	(7.66)%	1.94%	1.67%	0.51%
Ratios/Supplemental data:
Net assets, end of year (000's)	$7,240	$7,930	$12,123	$14,093	$15,546
Ratio of expenses to average net assets:
Before expense reimbursement	2.05%	1.68%	1.31%	1.40%	1.48%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.34%	2.90%	2.81%	2.67%	1.97%
Portfolio turnover rate	61%	116%	137%	74%	114%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.14	$9.20	$9.43	$9.52	$9.85
Income (loss) from investment operations:
Net investment income[1]	0.12	0.17	0.20	0.18	0.12
Net realized and unrealized gain (loss) from investment activities	0.25	(0.93)	(0.08)	(0.09)	(0.15)
Total income (loss) from investment operations	0.37	(0.76)	0.12	0.09	(0.03)
Less dividends:
From net investment income	(0.16)	(1.30)	(0.35)	(0.18)	(0.30)
Net asset value, end of year	$7.35	$7.14	$9.20	$9.43	$9.52
Total investment return[2]	5.14%	(8.45)%	1.27%	0.90%	(0.26)%
Ratios/Supplemental data:
Net assets, end of year (000's)	$146	$122	$131	$215	$420
Ratio of expenses to average net assets:
Before expense reimbursement	2.85%	2.55%	2.20%	2.17%	2.25%
After expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.59%	2.15%	2.06%	1.92%	1.22%
Portfolio turnover rate	61%	116%	137%	74%	114%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

72

UBS Global Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.09	$9.15	$9.38	$9.47	$9.81
Income (loss) from investment operations:
Net investment income[1]	0.14	0.18	0.22	0.21	0.14
Net realized and unrealized gain (loss) from investment activities	0.26	(0.92)	(0.07)	(0.10)	(0.15)
Total income (loss) from investment operations	0.40	(0.74)	0.15	0.11	(0.01)
Less dividends:
From net investment income	(0.18)	(1.32)	(0.38)	(0.20)	(0.33)
Net asset value, end of year	$7.31	$7.09	$9.15	$9.38	$9.47
Total investment return[2]	5.58%	(8.27)%	1.56%	1.17%	(0.09)%
Ratios/Supplemental data:
Net assets, end of year (000's)	$2,242	$1,856	$1,716	$1,491	$2,426
Ratio of expenses to average net assets:
Before expense reimbursement	2.52%	2.17%	1.79%	1.77%	1.88%
After expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.84%	2.37%	2.31%	2.17%	1.47%
Portfolio turnover rate	61%	116%	137%	74%	114%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.10	$10.24	$10.45	$10.51	$10.84
Income (loss) from investment operations:
Net investment income[1]	0.22	0.28	0.32	0.31	0.23
Net realized and unrealized gain (loss) from investment activities	0.28	(1.05)	(0.08)	(0.10)	(0.17)
Total income (loss) from investment operations	0.50	(0.77)	0.24	0.21	0.06
Less dividends:
From net investment income	(0.23)	(1.37)	(0.45)	(0.27)	(0.39)
Net asset value, end of year	$8.37	$8.10	$10.24	$10.45	$10.51
Total investment return[2]	6.33%	(7.54)%	2.28%	2.03%	0.65%
Ratios/Supplemental data:
Net assets, end of year (000's)	$8,379	$24,437	$52,620	$107,465	$80,536
Ratio of expenses to average net assets:
Before expense reimbursement	1.73%	1.44%	1.04%	1.03%	1.16%
After expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.60%	3.15%	3.06%	2.93%	2.22%
Portfolio turnover rate	61%	116%	137%	74%	114%

See accompanying notes to financial statements.
73

UBS High Yield Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.16	$6.19	$6.92	$6.89	$7.14
Income (loss) from investment operations:
Net investment income[1]	0.57	0.50	0.51	0.50	0.55
Net realized and unrealized gain (loss) from investment activities	0.71	(1.00)	(0.75)	0.08	(0.24)
Total income (loss) from investment operations	1.28	(0.50)	(0.24)	0.58	0.31
Less dividends:
From net investment income	(0.55)	(0.53)	(0.49)	(0.55)	(0.56)
Net asset value, end of year	$5.89	$5.16	$6.19	$6.92	$6.89
Total investment return[2]	25.49%	(7.12)%	(3.55)%	8.60%	4.48%
Ratios/Supplemental data:
Net assets, end of year (000's)	$36,334	$39,859	$40,582	$45,031	$51,121
Ratio of expenses to average net assets:
Before expense reimbursement	1.38%	1.33%	1.29%	1.28%	1.37%
After expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	9.80%	9.96%	7.81%	7.16%	7.86%
Portfolio turnover rate	61%	92%	39%	46%	64%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.16	$6.20	$6.93	$6.89	$7.14
Income (loss) from investment operations:
Net investment income[1]	0.52	0.46	0.46	0.45	0.50
Net realized and unrealized gain (loss) from investment activities	0.73	(1.01)	(0.75)	0.09	(0.25)
Total income (loss) from investment operations	1.25	(0.55)	(0.29)	0.54	0.25
Less dividends:
From net investment income	(0.51)	(0.49)	(0.44)	(0.50)	(0.50)
Net asset value, end of year	$5.90	$5.16	$6.20	$6.93	$6.89
Total investment return[2]	24.76%	(7.98)%	(4.27)%	7.93%	3.69%
Ratios/Supplemental data:
Net assets, end of year (000's)	$921	$900	$1,480	$2,386	$2,497
Ratio of expenses to average net assets:
Before expense reimbursement	2.20%	2.15%	2.07%	2.04%	2.09%
After expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	9.05%	9.01%	7.02%	6.42%	7.11%
Portfolio turnover rate	61%	92%	39%	46%	64%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

74

UBS High Yield Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.16	$6.19	$6.93	$6.89	$7.14
Income (loss) from investment operations:
Net investment income[1]	0.54	0.48	0.48	0.47	0.52
Net realized and unrealized gain (loss) from investment activities	0.72	(1.01)	(0.76)	0.08	(0.25)
Total income (loss) from investment operations	1.26	(0.53)	(0.28)	0.55	0.27
Less dividends:
From net investment income	(0.52)	(0.50)	(0.46)	(0.51)	(0.52)
Net asset value, end of year	$5.90	$5.16	$6.19	$6.93	$6.89
Total investment return[2]	25.07%	(7.60)%	(4.03)%	8.05%	3.95%
Ratios/Supplemental data:
Net assets, end of year (000's)	$8,902	$7,072	$8,453	$11,330	$12,177
Ratio of expenses to average net assets:
Before expense reimbursement	1.88%	1.86%	1.79%	1.78%	1.86%
After expense reimbursement	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	9.27%	9.41%	7.31%	6.66%	7.36%
Portfolio turnover rate	61%	92%	39%	46%	64%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.20	$6.23	$6.96	$6.92	$7.17
Income (loss) from investment operations:
Net investment income[1]	0.59	0.52	0.53	0.52	0.57
Net realized and unrealized gain (loss) from investment activities	0.71	(1.01)	(0.75)	0.09	(0.24)
Total income (loss) from investment operations	1.30	(0.49)	(0.22)	0.61	0.33
Less dividends:
From net investment income	(0.56)	(0.54)	(0.51)	(0.57)	(0.58)
Net asset value, end of year	$5.94	$5.20	$6.23	$6.96	$6.92
Total investment return[2]	25.80%	(6.83)%	(3.28)%	8.98%	4.72%
Ratios/Supplemental data:
Net assets, end of year (000's)	$37,152	$61,421	$99,538	$47,768	$33,015
Ratio of expenses to average net assets:
Before expense reimbursement	1.05%	1.06%	0.99%	0.98%	1.06%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	10.08%	10.07%	8.13%	7.43%	8.11%
Portfolio turnover rate	61%	92%	39%	46%	64%

See accompanying notes to financial statements.
75

UBS U.S. Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.17	$9.13	$10.46	$10.27	$10.73
Income (loss) from investment operations:
Net investment income[1]	0.28	0.23	0.25	0.32	0.40
Net realized and unrealized gain (loss) from investment activities	0.73	(0.56)	(1.06)	0.24	(0.42)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	1.01	(0.33)	(0.81)	0.56	(0.02)
Redemption fees	0.00[3]	0.01	0.01	—	—
Less dividends:
From net investment income	(0.49)	(0.64)	(0.53)	(0.37)	(0.44)
Net asset value, end of year	$8.69	$8.17	$9.13	$10.46	$10.27
Total investment return[2]	12.72%	(3.29)%	(8.03)%	5.39%	(0.07)%
Ratios/Supplemental data:
Net assets, end of year (000's)	$8,956	$9,128	$9,330	$29,356	$31,285
Ratio of expenses to average net assets:
Before expense reimbursement	1.39%	1.27%	1.02%	1.07%	1.07%
After expense reimbursement	0.64%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	3.30%	2.71%	2.05%	3.08%	3.79%
Portfolio turnover rate	283%	247%	192%	209%	229%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.18	$9.14	$10.47	$10.28	$10.74
Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.18	0.25	0.32
Net realized and unrealized gain (loss) from investment activities	0.74	(0.54)	(1.07)	0.23	(0.42)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.95	(0.38)	(0.89)	0.48	(0.10)
Redemption fees	—	0.00[3]	0.01	—	—
Less dividends:
From net investment income	(0.43)	(0.58)	(0.45)	(0.29)	(0.36)
Net asset value, end of year	$8.70	$8.18	$9.14	$10.47	$10.28
Total investment return[2]	11.85%	(4.01)%	(8.72)%	4.70%	(0.93)%
Ratios/Supplemental data:
Net assets, end of year (000's)	$56	$109	$250	$442	$808
Ratio of expenses to average net assets:
Before expense reimbursement	2.22%	2.10%	1.91%	1.84%	1.83%
After expense reimbursement	1.39%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	2.52%	1.89%	1.77%	2.39%	3.04%
Portfolio turnover rate	283%	247%	192%	209%	229%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

76

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.15	$9.12	$10.45	$10.26	$10.72
Income (loss) from investment operations:
Net investment income[1]	0.24	0.19	0.20	0.27	0.34
Net realized and unrealized gain (loss) from investment activities	0.72	(0.57)	(1.05)	0.24	(0.41)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.96	(0.38)	(0.85)	0.51	(0.07)
Redemption fees	0.00[3]	0.01	—	—	—
Less dividends:
From net investment income	(0.45)	(0.60)	(0.48)	(0.32)	(0.39)
Net asset value, end of year	$8.66	$8.15	$9.12	$10.45	$10.26
Total investment return[2]	12.06%	(3.76)%	(8.58)%	4.98%	(0.67)%
Ratios/Supplemental data:
Net assets, end of year (000's)	$2,628	$2,574	$1,117	$1,525	$1,530
Ratio of expenses to average net assets:
Before expense reimbursement	1.86%	1.76%	1.58%	1.55%	1.56%
After expense reimbursement	1.14%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.80%	2.35%	2.01%	2.56%	3.29%
Portfolio turnover rate	283%	247%	192%	209%	229%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.16	$9.13	$10.46	$10.27	$10.72
Income (loss) from investment operations:
Net investment income[1]	0.30	0.24	0.28	0.34	0.42
Net realized and unrealized gain (loss) from investment activities	0.74	(0.55)	(1.06)	0.25	(0.41)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	1.04	(0.31)	(0.78)	0.59	0.01
Redemption fees	0.00[3]	—	—	—	—
Less dividends:
From net investment income	(0.52)	(0.66)	(0.55)	(0.40)	(0.46)
Net asset value, end of year	$8.68	$8.16	$9.13	$10.46	$10.27
Total investment return[2]	13.02%	(3.15)%	(7.78)%	5.76%	0.14%
Ratios/Supplemental data:
Net assets, end of year (000's)	$34,659	$55,149	$102,473	$163,172	$105,526
Ratio of expenses to average net assets:
Before expense reimbursement	1.09%	0.96%	0.78%	0.76%	0.82%
After expense reimbursement	0.39%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.53%	2.88%	2.77%	3.27%	4.04%
Portfolio turnover rate	283%	247%	192%	209%	229%

UBS U.S. Bond Fund

Financial highlights

See accompanying notes to financial statements.
77

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies: The following four funds are covered in this report: UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Absolute Return Bond Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Absolute Return Bond Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles ("GAAP") requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

The Financial Accounting Standards Board ("FASB") has established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and

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The UBS Funds

Notes to financial statements

other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including the review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio's securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds.UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment, the nature and duration of restrictions on disposition of the securities or instruments, and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' adoption of the use of the practical expedient within ASC Topic 820 which was effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

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The UBS Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010.

The provisions of Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended June 30, 2010. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Fund.

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The UBS Funds

Notes to financial statements

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2010 is as follows:

Asset derivatives

		Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return	Forward contracts[1]	$—	$—	$185,361	$185,361
Bond Fund	Futures contracts[2]	216,949	—	—	216,949
	Swap agreements[1]	—	116,862	—	116,862
	Total value	$216,949	$116,862	$185,361	$519,172

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return	Forward contracts[1]	$—	$—	$(307,669)	$(307,669)
Bond Fund	Futures contracts[2]	(1,568,607)	—	—	(1,568,607)
	Swap agreements[1]	—	(496,485)	—	(496,485)
	Total value	$(1,568,607)	$(496,485)	$(307,669)	$(2,372,761)

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended June 30, 2010, were as follows:

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Absolute Return	Net realized gain/(loss)[1]
Bond Fund	Forward contracts	$—	$—		$4,808,229	$4,808,229
	Futures contracts	(8,259,255)	—	$(4,705)	—	(8,263,960)
	Swap agreements	—	(224,065)		—	(224,065)
	Total net realized gain/(loss)	$(8,259,255)	$(224,065)	$(4,705)	$4,808,229	$(3,679,796)
	Net change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$—	$4,128,877	$4,128,877
	Futures contracts	(1,546,807)	—	—	—	(1,546,807)
	Swap agreements	—	(146,754)	—	—	(146,754)
	Total net change in unrealized appreciation/(depreciation)	$(1,546,807)	$(146,754)	$—	$4,128,877	$2,435,316

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and forward foreign currency contracts.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

81

The UBS Funds

Notes to financial statements

Asset derivatives

		Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund	Forward contracts[1]	$—	$—	$32,804	$32,804
	Futures contracts[2]	25,254	—	—	25,254
	Total value	$25,254	$—	$32,804	$58,058

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund	Forward contracts[1]	$—	$—	$(63,766)	$(63,766)
	Futures contracts[2]	(26,273)	—	—	(26,273)
	Swap agreements[1]	—	(15,696)	—	(15,696)
	Total value	$(26,273)	$(15,696)	$(63,766)	$(105,735)

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended June 30, 2010, were as follows:

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Global Bond Fund	Net realized gain/(loss)[1]
	Forward contracts	$—	$—	$—	$432,957	$432,957
	Futures contracts	5,974	—	10,823	—	16,797
	Swap agreements	—	(59,910)	—	—	(59,910)
	Total net realized gain/(loss)	$5,974	$(59,910)	$10,823	$432,957	$389,844
	Net change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$—	$22,060	$22,060
	Futures contracts	(1,019)	—	—	—	(1,019)
	Swap agreements	—	18,183	—	—	18,183
	Total net change in unrealized appreciation/(depreciation)	$(1,019)	$18,183	$—	$22,060	$39,224

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

82

The UBS Funds

Notes to financial statements

Asset derivatives

		Interest rate risk	Foreign exchange risk	Total
UBS U.S. Bond Fund	Forward contracts[1]	$—	$15,137	$15,137
	Futures contracts[2]	167,368	—	167,368
	Swap agreements[1]	112,606	—	112,606
	Total value	$279,974	$15,137	$295,111

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Foreign exchange risk	Total
UBS U.S. Bond Fund	Forward contracts[1]	$—	$(767)	$(767)
	Futures contracts[2]	(130,612)	—	(130,612)
	Swap agreements[1]	(308,712)	—	(308,712)
	Total value	$(439,324)	$(767)	$(440,091)

1  Statement of assets and liabilities location: Swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended June 30, 2010, were as follows:

		Interest rate risk	Foreign exchange risk	Total
UBS U.S. Bond Fund	Net realized gain/(loss)[1]
	Forward contracts	$—	$9,036	$9,036
	Futures contracts	(181,323)	—	(181,323)
	Swap agreements	428,642	—	428,642
	Total net realized gain	$247,319	$9,036	$256,355
	Net change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$14,370	$14,370
	Futures contracts	21,255	—	21,255
	Swap agreements	(22,274)	—	(22,274)
	Total net change in unrealized appreciation/(depreciation)	$(1,019)	$14,370	$13,351

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

83

The UBS Funds

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

84

The UBS Funds

Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

85

The UBS Funds

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2010 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

86

The UBS Funds

Notes to financial statements

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices and foreign currencies, in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: Occasionally, UBS Absolute Return Bond Fund and UBS High Yield Fund may enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Funds. The Fund designates collateral

87

The UBS Funds

Notes to financial statements

consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the year ended June 30, 2010, there were no short positions held by either of these Funds.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income monthly except UBS Absolute Return Bond Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2010, redemption fees represent less than $0.005 per share for each Fund.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Absolute Return Bond Fund	0.550%	0.500%	0.475%	0.450%	0.425%
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent necessary so that a Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) do not exceed the expense limit of each Fund as indicated in the table. Investment

88

The UBS Funds

Notes to financial statements

advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2010, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Absolute Return Bond Fund	1.00%	N/A%*	1.35%	0.85%	$845,650	$24,830
UBS Global Bond Fund	1.15	1.90	1.65	0.90	170,529	225,386
UBS High Yield Fund	1.20	1.95	1.70	0.95	531,920	125,962
UBS U.S. Bond Fund	0.64	1.39	1.14	0.39	275,836	389,752

*  UBS Absolute Return Bond Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2010 are subject to repayment through June 30, 2013.

At June 30, 2010, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013
UBS Absolute Return Bond Fund—Class A	$56,797	$—	$35,057	$21,740
UBS Absolute Return Bond Fund—Class C	7,823	—	4,733	3,090
UBS Absolute Return Bond Fund—Class Y	—	—	—	—
UBS Global Bond Fund—Class A	144,314	20,765	50,263	73,286
UBS Global Bond Fund—Class B	2,571	460	761	1,350
UBS Global Bond Fund—Class C	29,684	2,242	8,446	18,996
UBS Global Bond Fund—Class Y	484,410	135,610	217,046	131,754
UBS High Yield Fund—Class A	145,193	35,260	46,068	63,865
UBS High Yield Fund—Class B	6,607	2,204	2,019	2,384
UBS High Yield Fund—Class C	34,089	8,511	10,727	14,851
UBS High Yield Fund—Class Y	147,002	26,868	75,272	44,862
UBS U.S. Bond Fund—Class A	130,586	27,421	34,710	68,455
UBS U.S. Bond Fund—Class B	2,592	1,126	738	728
UBS U.S. Bond Fund—Class C	28,387	3,008	6,551	18,828
UBS U.S. Bond Fund—Class Y	855,707	278,613	275,353	301,741

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2010, the Funds owed and incurred administrative fees as follows:

Fund	Adminstrative fees owed	Adminstrative fees incurred
UBS Absolute Return Bond Fund	$9,195	$115,456
UBS Global Bond Fund	1,143	19,681
UBS High Yield Fund	5,113	66,519
UBS U.S. Bond Fund	2,846	41,382

89

The UBS Funds

Notes to financial statements

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended June 30, 2010 were as follows:

  UBS U.S. Bond Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/10	% of net assets
UBS Credit Bond Relationship Fund	$12,088,071	$500,000	$13,598,075	$1,878,095	$(868,091)	$—	0.00%
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	1,200,000	850,000	39,973	27,587	417,560	0.90%
UBS High Yield Relationship Fund	1,194,089	1,000,000	1,192,724	167,450	(180,017)	988,798	2.14%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	979,715	—	1,015,879	82,993	(46,829)	—	—
	$14,261,875	$2,700,000	$16,156,678	$2,168,511	$(1,067,350)	$1,406,358	3.04%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2010 were as follows:

Fund	Value 06/30/09	Purchases	Sales proceeds	Value 06/30/10	% of net assets	Income earned
UBS Absolute Return Bond Fund	$4,120,804	$39,373,257	$37,984,197	$5,509,864	3.71%	$10,978
UBS Global Bond Fund	545,874	17,130,970	17,106,255	570,589	3.17	1,721
UBS High Yield Fund	6,815,672	38,469,937	43,480,934	1,804,675	2.17	2,013
UBS U.S. Bond Fund	2,885,206	62,012,906	62,265,930	2,632,182	5.69	5,785

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to

90

The UBS Funds

Notes to financial statements

borrowers, are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments for the year ended June 30, 2010 were as follows:

Fund	Value 06/30/09	Purchases	Sales proceeds	Value 06/30/10	% of net assets	Net Income earned
UBS U.S. Bond Fund	$1,292,045	$10,439,930	$11,534,725	$197,250	0.43%	$3,062

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Absolute Return Bond Fund	0.15%	N/A%*	0.50%
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS Absolute Return Bond Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2010, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2010, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Absolute Return Bond Fund—Class A	$1,443	$6,316
UBS Absolute Return Bond Fund—Class C	1,400	588
UBS Global Bond Fund—Class A	1,472	6,556
UBS Global Bond Fund—Class B	119	70
UBS Global Bond Fund—Class C	1,373	11
UBS High Yield Fund—Class A	7,225	54,977
UBS High Yield Fund—Class B	756	2,499
UBS High Yield Fund—Class C	5,472	—
UBS U.S. Bond Fund—Class A	1,808	5,856
UBS U.S. Bond Fund—Class B	46	—
UBS U.S. Bond Fund—Class C	1,607	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") formerly PNC Global Investment Servicing, each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

91

The UBS Funds

Notes to financial statements

For the year ended June 30, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Absolute Return Bond Fund	$15,888
UBS Global Bond Fund	6,405
UBS High Yield Fund	26,580
UBS U.S. Bond Fund	3,431

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS U.S. Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which are included in the Portfolio(s) of investments. In addition, UBS U.S. Bond Fund received US Government Agency securities as collateral amounting to $602,149. The market value of loaned securities and related collateral outstanding at June 30, 2010, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS U.S. Bond Fund	$780,277	$799,399	$197,250

92

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For year ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Absolute Return Bond Fund	$52,451,313	$61,736,223
UBS Global Bond Fund	13,174,574	30,163,533
UBS High Yield Fund	53,245,111	87,307,064
UBS U.S. Bond Fund	65,838,818	94,324,047

For the year ended June 30, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Bond Fund	$2,012,864	$2,631,871
UBS U.S. Bond Fund	86,868,671	84,366,420

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

	2010				2009
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Return of capital	Total distributions paid	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Absolute Return Bond Fund	$3,868,746	—	$573,319	$4,442,065	$16,986,729	—	$16,986,729
UBS Global Bond Fund	714,881	—	—	714,881	7,943,946	—	7,943,946
UBS High Yield Fund	8,366,143	—	—	8,366,143	11,611,887	—	11,611,887
UBS U.S. Bond Fund	3,254,097	—	—	3,254,097	6,524,063	—	6,524,063

93

The UBS Funds

Notes to financial statements

At June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows.

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation	Total
UBS Absolute Return Bond Fund	$—	$(125,842,626)	$(4,962,136)	$(130,804,762)
UBS Global Bond Fund	1,309,098	(16,697,644)	(428,579)	(15,817,125)
UBS High Yield Fund	671,477	(123,892,904)	4,423,132	(118,798,295)
UBS U.S. Bond Fund	1,099,173	(36,918,192)	407,831	(35,411,188)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2010 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Absolute Return Bond Fund	$3,301,828	$(2,728,509)	$(573,319)
UBS Global Bond Fund	1,044,007	(1,044,007)	—
UBS High Yield Fund	—	6,612,767	(6,612,767)
UBS U.S. Bond Fund	1,173,195	(357,752)	(815,443)

At June 30, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Absolute Return Bond Fund	$—	$—	$—	$—	$564,587	$8,900,102	$70,926,250	$38,038,802
UBS Global Bond Fund	—	—	—	—	359,497	577,591	3,369,482	12,176,817
UBS High Yield Fund	37,425,637	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241	25,725,339
UBS U.S. Bond Fund	—	—	—	353,828	1,283,441	—	3,069,977	32,070,048

UBS High Yield Fund had capital loss carryforwards in the amount of $6,612,767 that expired as of June 30, 2010.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2010, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Absolute Return Bond Fund	$6,910,577	$—

As of and during the year ended June 30, 2010, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

94

The UBS Funds

Notes to financial statements

Each of the tax years in the four year period ended June 30, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2010, were as follows:

Fund	Average daily borrowings	Number of days Outstanding	Interest expense	Weighted average annualized interest rate
UBS High Yield Fund	$526,730	8	$110	0.94%

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2010.

9. Shares of beneficial interest

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	217,038	$1,401,201	70,592	$455,064	20	$562
Shares repurchased	(1,285,276)	(8,274,781)	(385,497)	(2,484,236)	(2,543)	(16,392)
Dividends reinvested	55,176	353,982	12,969	83,173	617,551	3,956,861
Redemption fees	—	493	—	—	—	—
Net increase (decrease)	(1,013,062)	$(6,519,105)	(301,936)	$(1,945,999)	615,028	$3,941,031

95

The UBS Funds

Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	251,384	$1,895,900	3,919	$30,661
Shares repurchased	(406,539)	(3,054,815)	(733)	(5,816)
Shares converted from Class B to Class A	841	6,421	(838)	(6,421)
Dividends reinvested	28,230	211,673	369	2,775
Redemption fees	—	12	—
Net increase (decrease)	(126,084)	$(940,809)	2,717	$21,199

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	84,908	$637,045	680,645	$5,789,707
Shares repurchased	(45,365)	(342,107)	(2,744,310)	(23,541,071)
Dividends reinvested	5,755	43,010	48,617	415,787
Redemption fees	—	4	—	524
Net increase (decrease)	45,298	$337,952	(2,015,048)	$(17,335,053)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	932,338	$5,419,062	4,005	$22,493
Shares repurchased	(2,860,458)	(15,823,923)	(22,957)	(127,320)
Shares converted from Class B to Class A	6,102	35,866	(6,102)	(35,866)
Dividends reinvested	360,925	2,087,179	6,853	39,638
Redemption fees	—	2,539	—	—
Net decrease	(1,561,093)	$(8,279,277)	(18,201)	$(101,055)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	279,977	$1,626,635	872,636	$5,096,082
Shares repurchased	(217,274)	(1,264,177)	(7,136,983)	(39,682,910)
Dividends reinvested	76,798	444,474	697,236	4,045,452
Redemption fees	—	83	—	6,819
Net increase (decrease)	139,501	$807,015	(5,567,111)	$(30,534,557)

96

The UBS Funds

Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	262,271	$2,233,905	—	$—
Shares repurchased	(404,919)	(3,461,690)	(1,035)	(8,898)
Shares converted from Class B to Class A	6,393	54,084	(6,386)	(54,084)
Dividends reinvested	50,240	425,583	519	4,384
Redemption fees	—	2,823	—	—
Net decrease	(86,015)	$(745,295)	(6,902)	$(58,598)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,234	$502,420	1,273,659	$10,726,360
Shares repurchased	(86,427)	(734,856)	(4,338,818)	(36,744,899)
Dividends reinvested	14,810	125,041	303,875	2,568,350
Redemption fees	—	201	—	5,916
Net decrease	(12,383)	$(107,194)	(2,761,284)	$(23,444,273)

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	309,296	$2,220,375	74,056	$492,799	51,760	$407,073
Shares repurchased	(4,378,056)	(30,803,963)	(630,509)	(4,346,811)	(5,584,328)	(43,263,097)
Dividends reinvested	380,701	2,418,045	90,266	570,595	2,162,996	13,660,426
Redemption fees	—	5,996	—	757	—	—
Net decrease	(3,688,059)	$(26,159,547)	(466,187)	$(3,282,660)	(3,369,572)	$(29,195,598)

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	325,664	$2,540,092	6,575	$47,353
Shares repurchased	(725,643)	(5,631,648)	(19)	(152)
Shares converted from Class B to Class A	5,516	38,722	(5,501)	(38,722)
Dividends reinvested	186,593	1,382,005	1,855	13,735
Redemption fees	—	1,120	—	—
Net increase (decrease)	(207,870)	$(1,669,709)	2,910	$22,214

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	80,927	$595,188	3,509,825	$32,882,395
Shares repurchased	(37,844)	(284,178)	(6,358,293)	(56,097,953)
Dividends reinvested	30,791	226,245	723,055	6,087,911
Redemption fees	—	802	—	1,413
Net increase (decrease)	73,874	$538,057	(2,125,413)	$(17,126,234)

97

The UBS Funds

Notes to financial statements

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,194,797	$10,022,988	5,435	$29,443
Shares repurchased	(1,544,956)	(7,599,585)	(53,700)	(275,447)
Shares converted from Class B to Class A	26,706	144,250	(26,700)	(144,250)
Dividends reinvested	497,651	2,403,684	10,563	51,628
Redemption fees	—	22,521	—	—
Net increase (decrease)	1,174,198	$4,993,858	(64,402)	$(338,626)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	227,849	$1,076,360	3,580,691	$18,042,933
Shares repurchased	(298,810)	(1,568,007)	(9,159,332)	(47,124,194)
Dividends reinvested	76,090	369,310	1,419,479	6,985,446
Redemption fees	—	325	—	3,183
Net increase (decrease)	5,129	$(122,012)	(4,159,162)	$(22,092,632)

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	744,830	$6,095,354	5,526	$46,040
Shares repurchased	(729,755)	(6,035,185)	(5,977)	(51,628)
Shares converted from Class B to Class A	14,728	127,368	(14,723)	(127,368)
Dividends reinvested	65,661	530,962	1,141	9,212
Redemption fees	—	10,551	—	—
Net increase (decrease)	95,464	$729,050	(14,033)	$(123,744)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	244,703	$1,973,748	4,612,977	$39,218,469
Shares repurchased	(62,167)	(512,531)	(9,794,703)	(82,185,951)
Dividends reinvested	10,733	86,350	711,369	5,762,002
Redemption fees	—	1,524	—	5,033
Net increase (decrease)	193,269	$1,549,091	(4,470,357)	$(37,200,447)

98

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (four of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 27, 2010

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General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 3 and 4, 2010 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2010, June 3, 2010 and June 4, 2010, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to

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the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Equity Alpha Fund and UBS International Equity Fund each had appeared in one of the top three performance quintiles for most applicable performance periods, and that the UBS Dynamic Alpha Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund and UBS Global Bond Fund, each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year and three-year periods.

In explaining the performance of the UBS U.S. Small Cap Growth Fund, the Advisor discussed the investments that had a negative impact on the Fund's performance during the past year, noting in particular the impact of security selection on the Fund. The Advisor noted that enhancements designed to improve idea generation and timeliness of investment decisions were put in place recently to help address the performance issues of the Fund. The Advisor also explained that it believes that the UBS U.S. Small Cap Growth Fund is well positioned for the current market. The Advisor noted that, as of the date of the Meeting, the year-to-date performance of the UBS U.S. Small Cap Growth Fund was competitive with the performance of its peers. In addition, the Board noted that while the UBS U.S. Small Cap Growth Fund underperformed its peer universe during the one-year, three-year and five-year performance periods, the Fund's ten-year performance relative to its Lipper peer universe was in the first quintile for performance.

With respect to the UBS Absolute Return Bond Fund, the Advisor discussed with the Board the Fund's strategy of attempting to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor explained that in employing the UBS Absolute Return Bond Fund's strategy, the Fund is managed to maintain a duration of between +3 and -3 years depending on the level and expected future direction of interest rates. The Advisor noted that the Fund's duration stance negatively impacted its performance in comparison to its peer universe during the one-year performance period. The Advisor stated that many of UBS Absolute Return Bond Fund's peers benefited from the performance of longer term debt securities, noting that the funds in the UBS Absolute Return Bond Fund's peer universe maintained a duration range on average of 4 to 5 years.

In discussing the performance of the UBS U.S. Bond Fund, the Advisor explained that the Fund's relative performance in the last year had continued to suffer from security selection decisions made primarily in the non-agency mortgage backed securities sector. The Advisor noted that over the past two years the Advisor had enhanced the investment process of the UBS U.S. Bond Fund to help address the performance issues of the Fund. The Advisor stated that the performance of the UBS U.S. Bond Fund had steadily improved. The

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Advisor noted that the Fund had posted a 4.65% return (Class A) for the six-months ending March 31, 2010, which ranked the Fund in the top quintile of its Lipper peer universe for the period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS U.S. Equity Alpha Fund and UBS Global Equity Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Equity Fund, UBS U.S. Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Large Cap Equity Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor noted that the UBS U.S. Equity Alpha Fund's actual management fee was only 3.3 basis points higher than the median of its Lipper expense group. The Board also considered that the UBS U.S. Equity Alpha Fund's total expenses were lower than the median for the total expenses in the Fund's Lipper expense group.

The Board next discussed the management fee and total expenses of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee placed in the second quintile in the Fund's Lipper expense group. The Board also considered that the UBS U.S. Large Cap Equity Fund's total expenses were higher than the total expenses of the Fund's Lipper expense group. The Advisor explained that the UBS U.S. Large Cap Equity Fund's total expenses were higher than the median of the Fund's Lipper expense group due to higher transfer agency fees created by a significant number of small accounts.

The Board next noted that the UBS Global Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor noted that the UBS Global Equity Fund's contractual management fee was not appreciably higher than the expense group median. The Board also considered that while the Fund's actual management fee was higher than the median of the Fund's Lipper expense group, the

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UBS Global Equity Fund's total expenses compared very favorably to its peers, ranking in the first quintile of its expense group for total expenses.

The Board then considered the fees and expenses for the UBS U.S. Small Cap Growth Fund, noting that, while the Fund's contractual management fee was above the median of its Lipper expense group, the Fund's actual management fee and actual total expenses were in the first quintile and second quintile, respectively, of its Lipper expense group and compared favorably to its peer funds.

The Board also reviewed the management fee of the UBS U.S. Bond Fund and noted that the contractual management fee for the UBS U.S. Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS U.S. Bond Fund's actual management fee and actual total expenses were in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that were equal to the median for total expenses in its expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board

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concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-today operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Walter E. Auch; 89 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a trustee emeritus of the Morgan Stanley Smith Barney Consulting Group Capital Market Funds (11 portfolios) (prior to which he was a trustee from 2008 to March 2010). Mr. Auch is also a member of the Board of Sound Surgical Technologies. Mr. Auch was a trustee of Advisors Series Trust (from 1997 to 2008), a trustee of Legg Mason Partners Fund Complex (from 2005 to 2007) and a trustee of Nicholas Applegate Institutional Funds (from 1999 to 2008).

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Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Adela Cepeda; 52 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 65 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (12 funds); a Director of the Legg Mason Equity Funds (54 funds); trustee, Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 funds).

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Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Abbie J. Smith; 56 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a Director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture)(since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply- chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 74 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

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Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Edward M. Roob; 75 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

J. Mikesell Thomas; 58 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since 2008), President and CEO of First Chicago Bancorp. (Since 2008) and CEO of First Chicago Bank of Trust (Since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System.

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Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph J. Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM – Americas region"). Prior to joining UBS Global AM – Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver* 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management – Americas for UBS Global AM – Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM – Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Vice President (since 2002) Treasurer and Principal Accounting Officer (since 2006).	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM – Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM – Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM – Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM – Americas") from 2001 to 2004. He has been secretary of UBS Global AM – Americas region since 2004, of UBS Global Asset Management Trust Company since 1993 and secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM – Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM – Americas region (since 2005). Prior to joining UBS Global AM – Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since October 2007). Prior to joining UBS Global AM – Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM – Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54		Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM – Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008) Prior to joining UBS Global AM – Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

112

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM – Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

113

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2010, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends received deduction	15% Long-term capital gain	Foreign tax credit
UBS High Yield Fund	0.08%	—	—

For the year ended June 30, 2010, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Absolute Return Bond Fund	6.08%
UBS Global Bond Fund	13.94
UBS U.S. Bond Fund	19.24

114

The UBS Funds—Equities

Annual Report

June 30, 2010

President's letter	1

Market commentary	2

Equities

UBS Global Equity Fund	3

UBS International Equity Fund	12

UBS U.S. Equity Alpha Fund	23

UBS U.S. Large Cap Equity Fund	34

UBS U.S. Large Cap Value Equity Fund	43

UBS U.S. Small Cap Growth Fund	51

Explanation of expense disclosure	59

Statement of assets and liabilities	64

Statement of operations	68

Statement of changes in net assets	70

Financial highlights	74

Notes to financial statements	86

Report of independent registered public accounting firm	105

General information	106

Board approval of investment advisory agreements	107

Trustee and Officer information	112

Federal tax information	120

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President's letter

August 16, 2010

Dear shareholder,

It certainly would be safe to say that market events throughout the 12-month reporting period ending June 30, 2010 shook the confidence of even the most unwavering investors.

Within this time, we witnessed increased market volatility, along with the potential for a mild double-dip recession, driven in part by disappointing economic data, high unemployment numbers and the debt crisis in Greece all making daily headlines. Despite the Federal Reserve Board's (the "Fed's") accommodative monetary policy, US growth moderated along with expectations by many of you for a sustained and timely economic recovery. For example, late in the period, the S&P 500 Index1 and the MSCI EAFE Index (net)2 both posted negative performance.

Although we firmly believe that the global economic recovery remains intact, many of these events may have prompted you to seek what may be considered "safe" investments like Treasuries. Risk aversion was on the rise, especially toward the end of the reporting period. This flight to quality may have been the result of emotional investing decisions, a temptation that tends to rear its ugly head in times like these.

At UBS Global Asset Management, we recognize the challenges that you face, particularly if you are nearing retirement and are looking for your nest egg to work even harder than ever. However, our nearly 30 years of experience over full market cycles compels us to remind you, time and time again, do not react emotionally to market events, diversify your portfolio and stick to your long-term investment plan.

Our commitment to providing you with long-term investment solutions to help you build and preserve wealth, in any market environment, has never been stronger. Driving our commitment is our focus on original fundamental research and proprietary risk management, all delivered by a fully integrated and experienced global team of professionals.

But our commitment does not stop there. We continue to anticipate your needs by constantly evaluating our investment teams, processes and our product offerings. We constantly recruit and maintain the highest caliber professionals with solid track records, and look to increase the depth of our analyst teams to bring you innovative investment solutions tailored to meet your financial objectives.

We remain firmly grounded and dedicated to your success and we thank you for your continued support.

Mark E. Carver
President
UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Markets in review

Moderating Economic Growth

While economic growth in the US moderated as the review period progressed, it continued to expand over the 12 months ended June 30, 2010. After four consecutive quarters of negative gross domestic product ("GDP") growth, the US economy started to grow in the third quarter of 2009. During that time, GDP grew 1.6%. Economic activity then accelerated over the last three months of the year, as the Commerce Department reported that GDP increased a strong 5.0% in the fourth quarter. The US economy's turnaround was due, in part, to the Federal Reserve Board's (the "Fed's") accommodative monetary policy and the federal government's $787 billion stimulus program. Economic growth has continued thus far in 2010, albeit at a slower pace. GDP expanded 3.7% during the first quarter, and the Commerce Department's advance estimate for second quarter GDP was a 2.4% expansion.

While economic growth outside the US was also generally positive, more developed countries lagged their emerging markets counterparts. For example, growth rates in the Eurozone and in the UK were negatively impacted by the escalating debt crisis. In addition, there were concerns that the situation in Greece could spread to other countries in the region. In contrast, growth was so strong in developing countries such as China and India that their central banks raised interest rates in an effort to ward off inflation.

The global equity markets overcome a late stumble

For much of the reporting period, global equity markets continued their ascent that began in the spring of 2009. In the US, the S&P 500 Index1 posted positive returns during eight of the first ten months of the reporting period. Improving economic conditions, better-than-expected corporate profits and robust investor demand supported the market. Then, in an about-face, the market reversed course, and the S&P 500 declined 7.99% and 5.23% in May and June, respectively. The market's weakness was triggered by a series of events, including unfolding events in Europe, uncertainties regarding financial reform legislation in the US, declining consumer confidence and some disappointing economic data. All told, the S&P 500 gained 14.43% during the 12 months ended June 30, 2010, more than 50% higher than its 12-year low on March 9, 2009, but a 15% decline since its April 23, 2010 peak.

International equities often moved in tandem with the US stock market throughout the review period. After an initial rise, international developed stocks, as measured by the MSCI EAFE Index (net),2 declined during each of the last three months of the period, ultimately gaining a relatively modest 5.92% during the 12 months ended June 30, 2010. Emerging markets equities, on the other hand, performed significantly better, with the MSCI Emerging Markets Index3 gaining 23.48% over the same period. Stronger economic growth, rising commodity prices and solid demand during much of the period supported emerging markets equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Equity Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS Global Equity Fund (the "Fund") returned 12.05% (Class A shares returned 5.90% after the deduction of the maximum sales charge), while Class Y shares returned 12.51%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), returned 10.20% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the index during the reporting period primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several stock positions in Europe had a positive impact on performance.

  – VMware, the US computer software company, had the largest single impact on the portfolio. The company's product allows IT departments to significantly improve productivity and reduce capital and maintenance costs. (For details, see "Portfolio highlights.")

  – Norwegian telecom services company Telenor benefited from its significant presence in Central and Eastern Europe. (For details, see "Portfolio highlights.")

  – The decision not to own BP for much of the period helped performance. We then initiated a position in the energy stock after the spill in the Gulf of Mexico decimated BP's stock price. (For details, see "Portfolio highlights.")

  – Rio Tinto, the Australian mining company, was another strong performer in the Fund during the reporting period. (For details, see "Portfolio highlights.")

What didn't work

•  Several stock positions were negative during the period.

  – Agricultural company Monsanto was the biggest detractor during the review period. (For details, see "Portfolio highlights.")

  – Japanese financials such as Sumitomo Mitsui Financial and Nomura Holdings disappointed. Many stocks in Japan lagged during the 12 months. We sold our position in Nomura Holdings before the end of the review period. (For details, see "Portfolio highlights.")

  – UK-based Man Group, a financial services company with significant hedge fund exposure, underperformed as well. (For details, see "Portfolio highlights.")

Portfolio highlights

•  VMware. This US computer software company has a strong lead in its market segment and has been growing rapidly, despite global economic weakness. The company's product allows an IT department to increase the capacity utilization of its existing servers several-fold, driving dramatic improvement in efficiency and avoiding unnecessary capital spending. In addition, servers must be powered, cooled and maintained, therefore a reduction in total servers needed avoids associated costs as well.

•  Telenor is the incumbent telecom operator in Norway, and is partly owned by the government. The company enjoys high market share in both the domestic fixed line and mobile sectors, as well as several

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Equity Fund

overseas operations in Central and Eastern Europe and Asia. The shares performed well during the 12 months, as investors recognized the strength of the company's domestic cash generation and the underlying value in its emerging markets businesses.

•  BP is one of the world's leading integrated oil and gas companies. Its shares severely declined following the large oil spill in the Gulf of Mexico. We believe the shares are now discounting what was believed to be the worst-case scenario, and that the risk/reward balance has shifted in favor of starting to take a position in the company. Current valuations assume that BP will be fined in the billions of dollars, and that the Gulf Coast commercial fishing industry will be destroyed for 15 to 20 years. We expect that BP will face a materially lower fine, and that the damage to the fishing industry will last five years. Our analysis suggests there is a strong valuation case for BP at this price, and that the downside is very limited.

•  Rio Tinto, the Australian mining company, has one of the best growth profiles in its industry and is highly leveraged to rising iron ore prices. Its projects are of high quality and long life expectancy, and it has a renewed balance sheet, strong pipeline and refocused management. In addition, Rio Tinto has reduced its debt and this will enable it to reinitiate stalled growth projects. The market has been concerned about a property market slowdown in China, which in turn would impact global commodity prices. The market has also had concerns about new resource property taxes in Australia. However, we believe that Australian taxes will be renegotiated and will have less of a negative impact than initially thought. We also believe that a property price correction will only have a temporary effect on Chinese commodity demand.

•  Monsanto is one of the world's largest agricultural companies. It has lowered its earnings forecasts on several occasions in the last year, due to lower pricing in its RoundUp business in response to Chinese competition, and lower expectations for pricing in its genomic seeds business. This was an unforeseen development that we believe undermined our investment thesis for the stock, and we have exited the position as a result.

•  Nomura Holdings is a brokerage and investment banking firm in Japan. The stock underperformed along with the Japanese equity market. The valuation is, in our opinion, attractive, but the company's leverage to market exposure has hurt the stock. Ultimately, we sold our position in Nomura Holdings before the end of the review period.

•  Sumitomo Mitsui is a Japanese banking firm that has been hurt by the financial crisis. We expect the share price to improve as the Japanese financial system recovers from its low point.

•  Results for Man Group have been weak, and the firm's hedge funds have lost assets due to sub-standard returns. However, Man Group is restructuring its businesses to improve costs. In addition, Jon Corzine, former governor of New Jersey, has recently become the firm's CEO.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	12.05%	(0.11)%	1.22%	2.51%
Class B3	11.27	(0.85)	N/A	1.95[6]
Class C4	11.29	(0.85)	N/A	1.70
Class Y5	12.51	0.21	1.57	4.97
After deducting maximum sales charge
Class A2	5.90%	(1.24)%	0.66%	2.07%
Class B3	6.27	(1.21)	N/A	1.95[6]
Class C4	10.29	(0.85)	N/A	1.70
MSCI World Free Index (net)[7]	10.20%	0.06%	(1.02)%	4.73%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.48% and 1.48%; Class B—2.25% and 2.25%; Class C—2.30% and 2.25%; and Class Y—1.08% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursements put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" for the fiscal year ending June 30, 2009 were 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Inception date of UBS Global Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 11, 2001 and November 27, 2001, respectively. Inception date of Class Y shares is January 28, 1994. The inception return of the index is calculated as of January 31, 1994, which is the closest month-end to the inception date of the oldest share class (Class Y).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Equity Fund Class A and Class Y shares versus the MSCI World Free Index (net) over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2010

Percentage of net assets
Vodafone Group PLC	2.6%
Microsoft Corp.	2.1
Hewlett-Packard Co.	1.7
Bank of America Corp.	1.7
GlaxoSmithKline PLC	1.6
Altria Group, Inc.	1.6
Republic Services, Inc.	1.6
Barclays PLC	1.6
Allergan, Inc.	1.6
HeidelbergCement AG	1.5
Total	17.6%

Country exposure, top five (unaudited)

As of June 30, 2010

Percentage of net assets
United States	36.6%
Japan	10.3
United Kingdom	9.7
China	6.1
Germany	5.3
Total	68.0%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Common stocks
Airlines	2.43%
Automobiles	2.38
Biotechnology	1.20
Building products	1.58
Capital markets	2.21
Chemicals	1.09
Commercial banks	8.92
Commercial services & supplies	1.61
Communications equipment	1.51
Computers & peripherals	2.37
Construction materials	3.48
Consumer finance	2.29
Diversified financial services	3.00
Diversified telecommunication services	0.96
Electric utilities	2.25
Electronic equipment, instruments & components	1.27
Energy equipment & services	0.42
Food & staples retailing	3.43
Food products	2.19
Health care equipment & supplies	1.86
Health care providers & services	2.67
Hotels, restaurants & leisure	1.18
Household durables	1.07
Independent power producers & energy traders	0.38
Industrial conglomerates	1.21
Insurance	3.12
IT services	1.18
Marine	1.08
Media	2.60
Metals & mining	2.43
Office electronics	1.48
Oil, gas & consumable fuels	7.92
Pharmaceuticals	4.47
Professional services	1.28
Real estate management & development	1.90
Semiconductors & semiconductor equipment	1.78
Software	4.24
Specialty retail	1.44
Tobacco	1.62
Trading companies & distributors	2.60
Wireless telecommunication services	4.62
Total common stocks	96.72%
Participation note	0.86
Preferred stock	1.43
Short-term investment	0.68
Investment of cash collateral from securities loaned	1.99
Total investments	101.68%
Liabilities, in excess of cash and other assets	(1.68)
Net assets	100.00%

UBS Global Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 96.72%
Australia: 2.81%
Qantas Airways Ltd.*	891,977	$1,637,450
Rio Tinto Ltd.	27,015	1,496,197
Total Australia common stocks		3,133,647
Belgium: 2.32%
Delhaize Group SA	15,120	1,094,805
KBC Groep NV*	38,905	1,492,235
Total Belgium common stocks		2,587,040
Brazil: 1.09%
Vale SA ADR[1]	50,000	1,217,500
Canada: 2.08%
Cenovus Energy, Inc.	48,900	1,258,616
Suncor Energy, Inc.	36,000	1,059,490
Total Canada common stocks		2,318,106
Cayman Islands: 0.70%
Seagate Technology*	59,400	774,576
China: 6.06%
China Construction Bank Corp., H Shares	1,711,000	1,376,927
China Mengniu Dairy Co., Ltd.	302,000	979,195
China Merchants Bank Co., Ltd., H Shares	449,715	1,074,540
New World Development Ltd.	760,000	1,227,720
Pacific Basin Shipping Ltd.	1,936,000	1,199,661
Sino-Ocean Land Holdings Ltd.[1]	1,239,500	891,020
Total China common stocks		6,749,063
Finland: 0.72%
Sampo Oyj, Class A	38,264	800,603
France: 1.04%
Carrefour SA	29,428	1,161,924
Germany: 3.91%
Fresenius Medical Care AG & Co. KGaA	19,752	1,068,577
HeidelbergCement AG	36,113	1,720,080
Metro AG	30,892	1,570,538
Total Germany common stocks		4,359,195
India: 1.18%
Infosys Technology Ltd., ADR	22,000	1,318,020

	Shares	Value
Indonesia: 2.53%
Astra International Tbk PT	268,500	$1,413,376
Bank Rakyat Indonesia PT	1,393,000	1,406,986
Total Indonesia common stocks		2,820,362
Ireland: 3.34%
Covidien PLC	38,804	1,559,145
CRH PLC	61,296	1,282,972
James Hardie Industries SE CDI*[1]	169,643	883,535
Total Ireland common stocks		3,725,652
Japan: 10.32%
Asahi Glass Co., Ltd.	72,000	671,789
ITOCHU Corp.	156,900	1,223,333
KDDI Corp.	226	1,073,522
Mitsubishi Corp.	79,900	1,664,942
Nissan Motor Co., Ltd.*	178,000	1,233,935
ORIX Corp.	16,650	1,209,335
Ricoh Co., Ltd.	130,000	1,652,213
Shin-Etsu Chemical Co., Ltd.	26,200	1,218,884
Sumitomo Mitsui Financial Group, Inc.	54,900	1,549,865
Total Japan common stocks		11,497,818
Netherlands: 2.09%
ASML Holding NV	30,472	836,806
ING Groep NV CVA*	200,359	1,487,562
Total Netherlands common stocks		2,324,368
Norway: 1.38%
Petroleum Geo-Services ASA*	56,660	472,942
Telenor ASA	84,726	1,064,035
Total Norway common stocks		1,536,977
Russia: 2.06%
Gazprom OAO ADR	57,522	1,081,899
Mobile Telesystems OJSC ADR	63,100	1,208,996
Total Russia common stocks		2,290,895
South Africa: 1.41%
Naspers Ltd., Class N	46,845	1,574,456
Switzerland: 3.02%
Nobel Biocare Holding AG	29,792	509,183
Roche Holding AG	10,422	1,431,187
SGS SA	1,062	1,429,850
Total Switzerland common stocks		3,370,220
Taiwan: 1.27%
HON HAI Precision Industry Co., Ltd.	404,000	1,418,897

UBS Global Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
Thailand: 1.15%
Bank of Ayudhya PCL	2,099,400	$1,282,408
United Kingdom: 9.66%
Barclays PLC	445,501	1,766,198
BP PLC	205,777	988,290
GlaxoSmithKline PLC	106,979	1,812,992
Man Group PLC	328,704	1,087,406
Prudential PLC	154,360	1,156,945
Tullow Oil PLC	73,530	1,095,281
Vodafone Group PLC	1,380,322	2,860,332
Total United Kingdom common stocks		10,767,444
United States: 36.58%
Aflac, Inc.	35,500	1,514,785
Allergan, Inc.	29,800	1,736,148
Altria Group, Inc.	90,100	1,805,604
American Electric Power Co., Inc.	29,700	959,310
AmerisourceBergen Corp.	28,900	917,575
Applied Materials, Inc.	95,300	1,145,506
Autodesk, Inc.*	58,000	1,412,880
Bank of America Corp.	129,049	1,854,434
Carnival Corp.	43,500	1,315,440
Comcast Corp., Class A	76,400	1,327,068
Discover Financial Services	95,683	1,337,649
Dynegy, Inc., Class A*	110,060	423,731
EOG Resources, Inc.	13,200	1,298,484
Exelon Corp.	40,800	1,549,176
Fortune Brands, Inc.	30,500	1,194,990
Gilead Sciences, Inc.*	39,200	1,343,776
Goldman Sachs Group, Inc.	10,500	1,378,335
Hess Corp.	25,900	1,303,806
Hewlett-Packard Co.	42,900	1,856,712
Kraft Foods, Inc., Class A	52,200	1,461,600
Lowe's Cos., Inc.	78,400	1,600,928
Microsoft Corp.	103,000	2,370,030
Owens Corning*	36,400	1,088,724
Peabody Energy Corp.	19,000	743,470
QUALCOMM, Inc.	51,300	1,684,692
Republic Services, Inc.	60,200	1,789,746
Southwest Airlines Co.	96,600	1,073,226

	Shares	Value
Textron, Inc.	79,300	$1,345,721
UnitedHealth Group, Inc.	34,900	991,160
VMware, Inc., Class A*	14,912	933,342
Total United States common stocks		40,758,048
Total common stocks (cost $102,500,474)		107,787,219
Participation note: 0.86%
India: 0.86%
Housing Development & Infrastructure Limited, expires 08/10/12* (cost $1,120,037)	176,910	951,874
Preferred stock: 1.43%
Germany: 1.43%
Volkswagen AG, Preference Shares (cost $1,654,033)	18,195	1,592,940
Short-term investment: 0.68%
Investment company: 0.68%
UBS Cash Management Prime Relationship Fund, 0.207%[2,3] (cost $760,855)	760,855	760,855
Investment of cash collateral from securities loaned: 1.99%
UBS Private Money Market Fund LLC, 0.010%[2,3] (cost $2,220,517)	2,220,517	2,220,517
Total investments: 101.68% (cost $108,255,916)		113,313,405
Liabilities, in excess of cash and other assets: (1.68)%		(1,874,405)
Net assets: 100.00%		$111,439,000

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $110,882,669; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,210,817
Gross unrealized depreciation	(8,780,081)
Net unrealized appreciation of investments	$2,430,736

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2010.

2  Investment in affiliated investment company. See notes to financial statements for additional information.

UBS Global Equity Fund

Portfolio of investments

June 30, 2010

3  The rate shown reflects the yield at June 30, 2010.

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification - depositary certificate

OJSC  Open joint stock company

Preference shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:

USD  United States Dollar

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	4,080,000	USD	3,377,159	09/03/10	$(31,396)
Brazilian Real	2,480,000	USD	1,322,314	09/03/10	(32,025)
Canadian Dollar	1,125,000	USD	1,098,493	09/03/10	42,126
Euro	985,000	CHF	1,352,794	09/03/10	51,629
Euro	1,370,000	USD	1,677,791	09/03/10	2,034
Euro	1,300,000	USD	1,576,614	09/03/10	(13,520)
Great Britain Pound	825,000	CHF	1,358,585	09/03/10	29,207
Great Britain Pound	500,000	USD	753,680	09/03/10	6,630
Great Britain Pound	700,000	USD	1,032,197	09/03/10	(13,673)
Hong Kong Dollar	17,405,000	USD	2,238,010	09/03/10	1,901
New Taiwan Dollar	57,400,000	USD	1,804,861	09/03/10	11,670
Norwegian Krone	9,570,000	USD	1,459,787	09/03/10	(5,945)
South African Rand	14,160,000	USD	1,814,524	09/03/10	(10,065)
Thai Baht	34,420,000	USD	1,056,801	09/03/10	(5,513)
United States Dollar	2,407,019	AUD	2,850,000	09/03/10	(26,043)
United States Dollar	156,334	BRL	290,000	09/03/10	2,036
United States Dollar	2,299,274	CAD	2,435,000	09/03/10	(12,824)
United States Dollar	591,320	DKK	3,590,000	09/03/10	(1,864)
United States Dollar	477,538	GBP	330,000	09/03/10	15,515
United States Dollar	1,372,225	MXN	17,910,000	09/03/10	3,300
United States Dollar	5,417,567	SEK	42,790,000	09/03/10	70,111
United States Dollar	3,530,130	SGD	4,970,000	09/03/10	22,458
United States Dollar	305,058	TWD	9,800,000	09/03/10	1,096
United States Dollar	142,594	ZAR	1,100,000	09/03/10	(854)
United States Dollar	125,538	ZAR	980,000	09/03/10	740
Net unrealized appreciation on forward foreign currency contracts					$106,731

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

GBP  Great Britain Pound

MXN  Mexican Peso

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

UBS Global Equity Fund

Portfolio of investments

June 30, 2010

Concluded

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$49,154,391	$58,632,828	—	$107,787,219
Preferred stock	—	1,592,940	—	1,592,940
Participation note	951,874	—	—	951,874
Short-term investment	—	760,855	—	760,855
Investment of cash collateral from securities loaned	—	2,220,517	—	2,220,517
Other financial instruments[1]	—	106,731	—	106,731
Total	$50,106,265	$63,313,871	—	$113,420,136

1  Other financial instruments include forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS International Equity Fund (the "Fund") returned 8.65% (Class A shares returned 2.64% after the deduction of the maximum sales charge), while Class Y shares returned 8.94%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 7.03% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period primarily due to stock selection gains within most sectors.

Portfolio performance summary1

What worked

•  The Fund's exposure to emerging markets made a significant contribution to relative returns.

  – We owned several emerging markets companies that outperformed those located in developed economies during the period. The prices of many of these stocks were extremely depressed at the beginning of the period. Relative to stock prices in Europe and other developed markets, we found emerging markets companies very attractively valued.

  – The Fund held active weights in Brazil and Russia, and was underweight to Greece. This stance was rewarded during the 12 months. As many emerging markets have outperformed, we have since scaled back the Fund's overweight to these countries somewhat.

•  Several stock holdings in Indonesia contributed to the Fund's outperformance.

  – Shares of Astra International, an auto manufacturer and distributor, rose strongly during the reporting period, based on robust car sales and a low interest rate environment in Indonesia. The Fund's position in Bank Rakyat was also positive for performance.

•  Other emerging markets positions added value. Shares of Indian information technology services firm Infosys Technology and Brazilian resource company Vale SA outperformed the broad market during the review period. Infosys was up during the period, despite earlier fears that the company would be hurt by increased protectionism (which results in restrained trade) and reduced outsourcing in the US. (For details, see "Portfolio highlights.")

•  Within Europe, several stock positions had a positive impact on performance. Notably, Norwegian telecom services company Telenor benefited from its significant presence in Central and Eastern Europe. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Equity Fund

What didn't work

•  Several financial stock positions were negative during the period.

  – In particular, Japanese financial stock Nomura Holdings detracted from relative performance after an earnings shortfall. (For details, see "Portfolio highlights.")

  – UK-based Man Group, a financial services company with significant hedge fund exposure, underperformed, as well. (For details, see "Portfolio highlights.")

•  Additional stock selection decisions detracted from performance.

  – Mitsui Fudosan, a real estate and building company in Japan, struggled as housing stocks underperformed due to that country's recessionary economy.

  – Nobel Biocare had a number of issues with some of its health care products. (For details, see "Portfolio highlights.")

Portfolio highlights

•  Infosys Technology, an Indian technology company, is one of the best-managed companies in the sector. Recovery in IT spending continues to surprise on the upside. We believe Infosys's strong management and execution capability will enable it to take advantage of the continued secular growth in the offshore IT services industry. Infosys continues to see a steady recovery, and has not perceived any slowdown in IT spending due to the euro crisis.

•  Telenor is the incumbent telecom operator in Norway, and is partly owned by the government. The company enjoys high market share in both the domestic fixed line and mobile sectors, as well as several overseas operations in Central and Eastern Europe and Asia. The shares performed well during the review period, as investors recognized the strength of the company's domestic cash generation and the underlying value in its emerging markets businesses.

•  Nomura Holdings is a brokerage and investment banking firm in Japan. The stock underperformed along with the Japanese equity market. Although it is attractively valued, the company's leverage to market exposure has hurt the stock.

•  Results for Man Group have been weak, and the firm's hedge funds have lost assets due to sub-standard returns. However, Man Group is restructuring its businesses to improve costs. In addition, Jon Corzine, former governor of New Jersey, has recently become the firm's CEO.

•  We began to sell the Fund's position in Nobel Biocare during the review period after the stock violated our research thesis. Volume has been weak, leading to pricing pressure. This undermined our belief that new products and demand would strengthen pricing and margins.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	8.65%	0.67%	0.39%	1.74%
Class B3	7.85	(0.09)	N/A	3.33[6]
Class C4	7.86	(0.09)	N/A	3.06
Class Y5	8.94	0.88	0.60	3.78
After deducting maximum sales charge
Class A2	2.64%	(0.45)%	(0.18)%	1.30%
Class B3	2.85	(0.38)	N/A	3.33[6]
Class C4	6.86	(0.09)	N/A	3.06
MSCI World Free ex USA Index (net)[7]	7.03%	1.48%	0.58%	4.27%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.60% and 1.28%; Class B—2.55% and 2.03%; Class C—2.41% and 2.03%; and Class Y—1.45% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies and interest expense) so that total operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Inception date of UBS International Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are February 12, 2002 and January 25, 2002, respectively. Inception date of Class Y shares and the index is August 31, 1993.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2010, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS International Equity Fund Class A and Class Y shares versus the MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2010

Percentage of net assets
Vodafone Group PLC	2.4%
THK Co., Ltd.	1.5
Roche Holding AG	1.5
GlaxoSmithKline PLC	1.5
Mitsubishi Corp.	1.5
Nestle SA	1.4
Rio Tinto PLC	1.3
BP PLC	1.3
Nomura Holdings, Inc.	1.1
ASML Holding NV	1.1
Total	14.6%

Country exposure, top five (unaudited)

As of June 30, 2010

Percentage of net assets
Japan	18.0%
United Kingdom	17.7
Germany	6.6
Switzerland	6.5
China	6.0
Total	54.8%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	0.39%
Airlines	1.33
Auto components	1.53
Automobiles	1.92
Beverages	0.57
Building products	1.15
Capital markets	2.21
Chemicals	2.02
Commercial banks	12.66
Communications equipment	0.31
Computers & peripherals	0.39
Construction & engineering	0.66
Construction materials	1.69
Consumer finance	0.73
Diversified financial services	0.86
Diversified telecommunication services	1.43
Electric utilities	2.23
Electronic equipment, instruments & components	1.48
Energy equipment & services	0.88
Food & staples retailing	3.55
Food products	3.71
Health care equipment & supplies	0.32
Health care providers & services	0.57
Hotels, restaurants & leisure	0.86
Household products	0.66
Industrial conglomerates	1.12
Insurance	2.46
Internet & catalog retail	0.42
Internet software & services	0.53
IT services	1.03
Machinery	5.12
Marine	1.08
Media	1.07
Metals & mining	4.24
Multiline retail	0.61
Office electronics	1.57
Oil, gas & consumable fuels	6.89
Pharmaceuticals	6.75
Professional services	1.14
Real estate management & development	2.00
Semiconductors & semiconductor equipment	3.02
Software	1.77
Specialty retail	0.99
Textiles, apparel & luxury goods	0.63
Tobacco	0.77
Trading companies & distributors	2.56
Wireless telecommunication services	4.80
Total common stocks	94.68%
Participation note	0.44%
Preferred stock	0.85
Short-term investment	2.71
Investment of cash collateral from securities loaned	1.77
Total investments	100.45%
Liabilities, in excess of cash and other assets	(0.45)
Net assets	100.00%

UBS International Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 94.68%
Australia: 3.85%
AMP Ltd.	22,345	$97,160
BHP Billiton Ltd.	6,447	200,501
Incitec Pivot Ltd.	61,403	139,220
National Australia Bank Ltd.	12,041	232,586
Orica Ltd.	5,294	111,453
Qantas Airways Ltd.*	104,319	191,504
Woolworths Ltd.	2,392	54,226
Total Australia common stocks		1,026,650
Belgium: 1.85%
Anheuser-Busch InBev NV	3,160	151,787
Delhaize Group SA	2,059	149,088
KBC Groep NV*	5,000	191,779
Total Belgium common stocks		492,654
Brazil: 1.63%
Lojas Renner SA	6,000	162,881
Vale SA ADR	11,200	272,720
Total Brazil common stocks		435,601
Canada: 3.72%
Cenovus Energy, Inc.	6,087	156,671
EnCana Corp.	4,600	139,311
Potash Corp. of Saskatchewan, Inc.	1,100	94,864
Research In Motion Ltd.*	1,700	83,742
Suncor Energy, Inc.	5,400	158,924
Toronto-Dominion Bank	3,200	207,352
TransCanada Corp.[1]	4,500	150,528
Total Canada common stocks		991,392
China: 5.99%
Baidu, Inc. ADR*	700	47,656
Bank of Communications Co., Ltd., H Shares	98,000	103,344
Belle International Holdings Ltd.	72,000	102,080
China Construction Bank Corp., H Shares	314,000	252,691
China Mengniu Dairy Co., Ltd.	52,000	168,603
China Merchants Bank Co., Ltd., H Shares	101,259	241,946
New World Development Ltd.	114,000	184,158
Pacific Basin Shipping Ltd.	175,000	108,440
Shangri-La Asia Ltd.	42,000	77,400
Sino Land Co., Ltd.	34,000	60,388
Sino-Ocean Land Holdings Ltd.[1]	210,500	151,319
Sun Hung Kai Properties Ltd.	4,000	54,385
Tencent Holdings Ltd.	2,800	46,173
Total China common stocks		1,598,583

	Shares	Value
Denmark: 1.47%
FLSmidth & Co. A/S	2,761	$177,327
Novo Nordisk A/S, Class B	2,675	215,781
Total Denmark common stocks		393,108
Finland: 0.76%
Sampo Oyj, Class A	9,672	202,369
France: 3.46%
AXA SA	4,210	63,848
BNP Paribas	5,217	278,559
Carrefour SA	4,144	163,620
Sanofi-Aventis SA	1,100	66,333
Total SA	3,939	175,303
Vallourec SA	1,033	176,376
Total France common stocks		924,039
Germany: 5.75%
Bayer AG	3,303	184,291
E.ON AG	6,981	187,927
Fresenius Medical Care AG & Co. KGaA	2,804	151,696
GEA Group AG	4,749	94,339
HeidelbergCement AG	4,551	216,766
MAN SE	1,526	125,807
Metro AG	5,501	279,669
RWE AG	1,262	82,258
SAP AG	3,663	162,702
United Internet AG	4,264	46,886
Total Germany common stocks		1,532,341
India: 1.71%
Dr. Reddys Laboratories Limited ADR[1]	2,600	80,210
ICICI Bank Ltd. ADR	1,500	54,210
Infosys Technology Ltd. ADR	4,600	275,586
Tata Motors Ltd. ADR[1]	2,700	46,413
Total India common stocks		456,419
Indonesia: 1.73%
Astra International Tbk PT	41,000	215,823
Bank Rakyat Indonesia PT	244,000	246,450
Total Indonesia common stocks		462,273
Ireland: 1.49%
CRH PLC	5,805	121,503
James Hardie Industries SE CDI*	21,632	112,664
Ryanair Holdings PLC ADR*	6,000	162,540
Total Ireland common stocks		396,707

UBS International Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Continued)
Israel: 0.62%
Teva Pharmaceutical Industries Ltd.	3,193	$166,607
Italy: 0.49%
Saipem SpA	4,309	130,954
Japan: 18.03%
Asahi Glass Co., Ltd.	25,000	233,260
Canon, Inc.	4,100	152,861
Chuo Mitsui Trust Holdings, Inc.	20,000	70,431
Disco Corp.	2,500	158,555
Elpida Memory, Inc.*	6,000	92,699
FamilyMart Co., Ltd.	1,600	52,732
Fanuc Ltd.	900	100,971
Ibiden Co., Ltd.	3,200	86,270
Isuzu Motors Ltd.	36,000	107,495
ITOCHU Corp.	23,700	184,786
Kansai Electric Power Co., Inc.	4,600	112,310
KDDI Corp.	37	175,754
Komatsu Ltd.	3,700	66,859
Makino Milling Machine Co., Ltd.*	14,000	89,084
Mitsubishi Corp.	18,600	387,583
Mitsubishi UFJ Financial Group, Inc.	16,100	72,984
Mitsui Fudosan Co., Ltd.	6,000	83,882
Mitsui OSK Lines Ltd.	27,000	178,184
Nippon Sheet Glass Co., Ltd.	30,000	73,046
Nissan Motor Co., Ltd.*	27,400	189,943
Nomura Holdings, Inc.	54,900	300,546
NTT DoCoMo, Inc.	51	77,124
ORIX Corp.	2,680	194,656
Rakuten, Inc.	153	110,495
Ricoh Co., Ltd.	21,000	266,896
Shin-Etsu Chemical Co., Ltd.	4,100	190,741
Sumitomo Mitsui Financial Group, Inc.	7,500	211,730
Sumitomo Trust & Banking Co., Ltd./The	21,000	106,828
Takeda Pharmaceutical Co., Ltd.	2,500	106,993
THK Co., Ltd.	19,500	403,142
Toshiba Corp.*	21,000	104,333
Toyoda Gosei Co., Ltd.	2,700	66,912
Total Japan common stocks		4,810,085
Luxembourg: 0.69%
ArcelorMittal	6,961	185,135
Netherlands: 5.11%
ASML Holding NV	10,908	299,549
ING Groep NV CVA*	31,007	230,211
Koninklijke Ahold NV	4,163	51,556
Koninklijke Philips Electronics NV	10,003	298,369

	Shares	Value
Royal Dutch Shell PLC, Class A	7,399	$186,850
STMicroelectronics NV	10,342	81,883
Unilever NV CVA	3,822	104,208
VimpelCom Ltd. ADR*	6,800	110,024
Total Netherlands common stocks		1,362,650
Norway: 1.44%
Petroleum Geo-Services ASA*	12,600	105,172
Telenor ASA	22,200	278,800
Total Norway common stocks		383,972
Russia: 1.38%
Gazprom OAO ADR	9,087	170,912
Mobile Telesystems OJSC ADR	7,250	138,910
X5 Retail Group NV GDR*[2]	1,748	58,078
Total Russia common stocks		367,900
Singapore: 1.28%
DBS Group Holdings Ltd.	15,000	145,443
Golden Agri-Resources Ltd.	156,000	58,387
Olam International Ltd.[1]	75,000	137,333
Total Singapore common stocks		341,163
South Africa: 1.65%
Aspen Pharmacare Holdings Ltd.*	6,009	59,259
MTN Group Ltd.	11,529	151,139
Naspers Ltd., Class N	6,799	228,514
Total South Africa common stocks		438,912
South Korea: 1.52%
Hyundai Heavy Industries Co. Ltd.	231	44,058
Hyundai Mobis	1,093	183,052
KB Financial Group, Inc.	2,509	95,774
LG Innotek Co., Ltd.	619	81,468
Total South Korea common stocks		404,352
Spain: 1.20%
Gestevision Telecinco SA	6,435	57,100
Inditex SA	2,845	161,355
Telefonica SA	5,469	100,993
Total Spain common stocks		319,448
Sweden: 1.42%
Autoliv, Inc.*	3,300	157,905
Volvo AB, Class B*	20,070	220,706
Total Sweden common stocks		378,611
Switzerland: 6.46%
Adecco SA	2,046	96,536
Credit Suisse Group AG	2,139	80,392

UBS International Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
GAM Holding Ltd.*	4,517	$49,241
Nestle SA	7,947	383,442
Nobel Biocare Holding AG	4,928	84,226
Novartis AG	2,482	120,418
Roche Holding AG	2,926	401,809
SGS SA	154	207,342
Swatch Group AG	3,286	168,038
Xstrata PLC	4,000	52,405
Zurich Financial Services AG	359	78,804
Total Switzerland common stocks		1,722,653
Taiwan: 1.49%
Advanced Semiconductor Engineering, Inc.	215,000	169,919
HON HAI Precision Industry Co., Ltd.*	64,450	226,356
Total Taiwan common stocks		396,275
Thailand: 0.83%
Kasikornbank PCL	76,700	222,762
United Kingdom: 17.66%
Anglo American PLC*	2,179	75,750
Associated British Foods PLC	19,090	274,386
Autonomy Corp. PLC*	4,858	131,109
Barclays PLC	64,984	257,630
BG Group PLC	9,056	134,057
BP PLC	69,823	335,340
Carnival PLC	4,704	150,773
Cobham PLC	33,075	104,252
GlaxoSmithKline PLC	23,624	400,360
HSBC Holdings PLC	21,496	196,109
Imperial Tobacco Group PLC	7,370	205,492
Man Group PLC	48,350	159,950
Prudential PLC	28,508	213,671
Reckitt Benckiser Group PLC	3,808	176,145
Rio Tinto PLC	7,903	345,834
Sage Group PLC	52,482	179,588
Scottish & Southern Energy PLC	12,819	212,510
Standard Chartered PLC	7,847	190,493
Tullow Oil PLC	15,348	228,619

	Shares	Value
Vodafone Group PLC	302,129	$626,078
Wolseley PLC*	5,779	112,982
Total United Kingdom common stocks		4,711,128
Total common stocks (cost $20,821,420)		25,254,743
Participation note: 0.44%
India: 0.44%
Housing Development & Infrastructure Limited, expires 08/10/12* (cost $139,284)	22,000	118,372
Preferred stock: 0.85%
Germany: 0.85%
Volkswagen AG, Preference Shares (cost $233,776)	2,591	226,837
Short-term investment: 2.71%
Investment company: 2.71%
UBS Cash Management Prime Relationship Fund, 0.207%[3,4] (cost $722,032)	722,032	722,032
Investment of cash collateral from securities loaned: 1.77%
UBS Private Money Market Fund LLC, 0.010%[3,4] (cost $471,729)	471,729	471,729
Total investments: 100.45% (cost $22,388,241)		26,793,713
Liabilities, in excess of cash and other assets: (0.45)%		(121,340)
Net assets: 100.00%		$26,672,373

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $23,771,500; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,413,741
Gross unrealized depreciation	(1,391,528)
Net unrealized appreciation of investments	$3,022,213

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2010.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of this security amounted to $58,078 or 0.22% of net assets.

UBS International Equity Fund

Portfolio of investments

June 30, 2010

3  Investment in affiliated investment company. See notes to financial statements for additional information.

4  The rate shown reflects the yield at June 30, 2010.

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification—depositary certificate

GDR  Global depositary receipt

OJSC  Open joint stock company

Preference shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:

USD  United States Dollar

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	590,000	USD	314,583	09/03/10	$(7,619)
Canadian Dollar	75,000	USD	71,375	09/03/10	950
Euro	145,000	CHF	199,142	09/03/10	7,600
Euro	235,000	USD	290,113	09/03/10	2,666
Euro	255,000	USD	308,265	09/03/10	(3,646)
Great Britain Pound	120,000	CHF	197,612	09/03/10	4,248
Great Britain Pound	280,000	USD	407,278	09/03/10	(11,069)
Great Britain Pound	100,000	USD	150,736	09/03/10	1,326
Israeli Shekel	1,060,000	USD	275,786	09/03/10	3,189
New Taiwan Dollar	15,800,000	USD	496,808	09/03/10	3,212
Norwegian Krone	1,970,000	USD	300,500	09/03/10	(1,224)
Singapore Dollar	320,000	USD	227,633	09/03/10	(1,105)
South African Rand	4,060,000	USD	520,266	09/03/10	(2,886)
Swedish Krona	890,000	USD	113,918	09/03/10	(222)
Thai Baht	7,880,000	USD	241,940	09/03/10	(1,262)
United States Dollar	169,686	AUD	205,000	09/03/10	1,578
United States Dollar	660,982	CAD	700,000	09/03/10	(3,687)
United States Dollar	493,419	CHF	570,000	09/03/10	35,991
United States Dollar	138,359	DKK	840,000	09/03/10	(436)
United States Dollar	453,126	EUR	370,000	09/03/10	(549)
United States Dollar	275,575	ILS	1,060,000	09/03/10	(2,978)
United States Dollar	1,328,834	JPY	120,300,000	09/03/10	33,232
United States Dollar	286,551	MXN	3,740,000	09/03/10	689
United States Dollar	448,193	SEK	3,540,000	09/03/10	5,800
United States Dollar	376,453	SGD	530,000	09/03/10	2,395
Net unrealized appreciation on forward foreign currency contracts					$66,193

UBS International Equity Fund

Portfolio of investments

June 30, 2010

Concluded

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

ILS  Israeli New Shekel

JPY   Japanese Yen

MXN  Mexican Peso

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$2,688,439	$22,566,304	—	$25,254,743
Preferred stock	—	226,837	—	226,837
Participation note	118,372	—	—	118,372
Short-term investment	—	722,032	—	722,032
Investment of cash collateral from securities loaned	—	471,729	—	471,729
Other financial instruments[1]	—	66,193	—	66,193
Total	$2,806,811	$24,053,095	—	$26,859,906

1  Other financial instruments include forward foreign currency contracts.

At June 30, 2010, securities valued at $170,912 were transferred from Level 1 to Level 2 pursuant to the Fund's fair valuation policy.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Rights	Warrants	Total
Assets
Beginning balance	$24,445	$0	$24,445
Total gains or losses (realized/unrealized) included in earnings	(6,484)	—	(6,484)
Purchases, sales, issuances, and settlements (net)	(17,961)	0	(17,961)
Transfers in and/or out of Level 3	—	—	—
Ending balance	$—	$—	$—

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 11.09% (Class A shares returned 4.94% after the deduction of the maximum sales charge), while Class Y shares returned 11.27%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 15.24% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 26; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance was most notable in the second quarter of 2010, and was largely due to stock selection. Industry group allocation detracted slightly, as well.

Portfolio performance summary1

What worked

•  Several technology stock positions were successful during the period. The Fund was successfully overweight to semiconductor stocks. The semiconductor market is extremely cyclical, with a strong tendency to revert to the mean. Our research however, points to the start of a new cycle for semi-conductor stocks.

  – The Fund's position in VMware, a maker of virtualization software, was one of the largest contributors to the Fund's performance. The company continues to perform well following a big jump in first quarter sales. We believe there may be pent-up demand for its technology. (For details, see "Portfolio highlights.")

  – Apple was positive for performance during the period. While Apple's market share may not be considered significant, the company's "profit share" is much higher than that of its competitors in almost all of Apple's product lines. For example, Apple has an impressive profit share of almost 50% in MP3 players, personal computers and smart phones. Apple continues to execute well, and its shares have been strong as a result.

•  An overweight to transportation stocks, and stock selection within the sector, helped Fund returns.

  – FedEx was positive for performance during the period. Late in 2009, investors were expecting a weak economy to harm the company's results. However, FedEx beat earnings expectations by a wide margin, and the stock price rose. (For details, see "Portfolio highlights.")

  – The Fund's position in Southwest Airlines performed well. Southwest managed its fuel costs efficiently, and has been able to retain its passengers and maintain its pricing power.

•  Stock selection in the energy sector contributed to returns during the period.

  – Anadarko Petroleum became much more attractively valued after the stock fell more than 50% since mid-April due to the BP oil spill. Anadarko is a 25% partner of BP, but we believe its portion of the clean-up costs will be significantly less than the market expects. The stock added to performance during the 12 months. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Alpha Fund

•  The Fund was overweight to media stocks, which contributed to returns during the period. We find very attractive valuations in this sector, as we anticipate a potential change in capital discipline and a significant change in balance of power in the industry. One notable media holding was Comcast, a cable provider that we believe has strong content delivery capabilities. The company's shares were up during the period. (For details, see "Portfolio highlights.")

What didn't work

•  Stock selection in the utilities sector hurt performance as economically sensitive sectors suffered toward the end of the period. In addition, the Fund's overweight to the sector was a headwind. Decreased power demand in 2009, low natural gas prices, and increased pessimism among sell-side analysts focusing on the next 12 months have dampened returns in the utilities sector. Exelon detracted from relative returns. We find Exelon's ability to generate cost savings attractive. In addition, we believe the company will have an advantage when pending carbon legislation imposes a cap and trade system. Exelon has less carbon exposure than its competitors, thus a lower cost base if a carbon emissons tax is imposed. (For details, see "Portfolio highlights.")

•  Several industry weights hindered relative returns. The Fund had underweight positions in real estate stocks and in retailers, both of which performed well during the period. We believe the market has become too optimistic on retailers, and may be in for a surprise as sales come back and competition heats up. Retailers have cut costs to a point where sales dollar increases will not support them and they most likely will need to start spending again to get additional sales. We have looked for better opportunities in other sectors.

•  Other negative stock selection decisions included shorting Netflix and Akamai Technologies.

  – While we expect Netflix to continue to increase cash flows through subscriber and revenue growth, we think that the company's current valuation indicates much greater growth potential than we believe it will be able to realize.

  – We expect that Akamai, which provides technology for mobile services platforms, will face significant competition in its industry, which has low barriers to entry. (For details, see "Portfolio highlights.")

•  We sold out of the Fund's position in Sprint Nextel at the end of 2009. Sprint Nextel detracted from relative returns. The company lost a significant portion of its customer base due to a poorly executed integration of Nextel.

Portfolio highlights

•  The Fund's position in VMware Inc. made a significant contribution to returns. VMware's virtualization software helps companies reduce costs by running multiple applications on a single server, and allows them to move applications among servers. We believe VMware has a significant competitive advantage within its industry but we felt that much of the company's earnings growth has already been factored into the stock price. We sold the position before the end of the review period now that the stock is trading close to fair value.

•  We maintain an overweight position in shares of FedEx due to our belief that the company will continue to gain US market share and enjoy sustained revenue growth internationally. We believe the company's superior management will execute well during this economic downturn and future economic recovery.

UBS U.S. Equity Alpha Fund

•  Anadarko Petroleum operates in three segments—exploring, developing and producing oil and gas. The group's major areas of operation are located in the Rocky Mountains, the Gulf of Mexico and internationally. We feel the market is under-appreciating both the producing asset base and exploration opportunity set available to the company.

•  We expect Comcast to experience strong revenue growth as a result of increased penetration of its bundled package of products consisting of digital video, data and telephone services. Comcast's hybrid fiber coax network enables these products to be delivered over a single-network and should provide meaningful operating leverage.

•  We believe Exelon will continue to realize sustainable cost savings through its cost management initiatives. In addition, US federal carbon legislation is expected to be passed during the next four years, with implementation expected during the next five. Exelon, with the nation's largest nuclear fleet, is expected to be the largest beneficiary of this carbon legislation.

•  Shares of Akamai Technologies rose when the company announced that it has acquired substantially all of the assets of Velocitude, a mobile services platform. Despite this news, we expect increasing competition from Level3 Communications, Limelight Networks, Verisign, and Google to dampen Akamai's share of industry growth. We expect this increase in competition to constrain Akamai's pricing environment.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	11.09%	(7.05)%
Class C3	10.18	(7.75)
Class Y4	11.27	(6.84)
After deducting maximum sales charge
Class A2	4.94%	(8.44)%
Class C3	9.18	(7.75)
Russell 1000 Index[5]	15.24%	(4.29)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—2.49% and 2.26%; Class C—3.32% and 3.01%; and Class Y—2.35% and 2.27%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2010, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Alpha Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2010. The performance of Class C shares will vary based upon the class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)1

As of June 30, 2010

Percentage of net assets
Exxon Mobil Corp.	4.1%
Comcast Corp., Class A	3.2
Apple, Inc.	3.2
Microsoft Corp.	3.1
PepsiCo, Inc.	3.1
Procter & Gamble Co.	3.1
JPMorgan Chase & Co.	3.1
Wells Fargo & Co.	3.0
AT&T, Inc.	2.5
Exelon Corp.	2.4
Total	30.8%

1  Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	3.74%
Air freight & logistics	1.69
Airlines	0.98
Auto components	2.12
Beverages	3.09
Biotechnology	2.89
Capital markets	2.51
Chemicals	2.57
Commercial banks	3.03
Communications equipment	1.73
Computers & peripherals	6.18
Containers & packaging	1.07
Diversified consumer services	2.19
Diversified financial services	5.04
Diversified telecommunication services	2.52
Electric utilities	5.98
Electronic equipment, instruments & components	0.62
Energy equipment & services	3.27
Food & staples retailing	2.21
Health care equipment & supplies	6.73
Health care providers & services	1.74
Hotels, restaurants & leisure	1.48
Household durables	1.78
Household products	3.08
Independent power producers & energy traders	0.43
Insurance	5.37
IT services	0.76
Machinery	6.50
Media	7.18
Multi-utilities	0.85
Oil, gas & consumable fuels	9.96
Personal products	1.47
Pharmaceuticals	6.03
Road & rail	1.56
Semiconductors & semiconductor equipment	5.08
Software	7.52
Specialty retail	3.50
Total common stocks	124.45%
Short-term investment	1.06
Total investments before investments sold short	125.51%
Investments sold short
Common stocks
Aerospace & defense	(0.85)%
Automobiles	(0.67)
Capital markets	(0.52)
Chemicals	(0.91)
Computers & peripherals	(0.85)
Diversified telecommunication services	(0.83)
Electronic equipment, instruments & components	(1.28)
Food products	(1.64)
Health care equipment & supplies	(0.53)
Health care providers & services	(0.79)
Insurance	(0.76)
Internet & catalog retail	(1.43)
Internet software & services	(1.16)
Machinery	(0.82)
Media	(0.52)
Multiline retail	(1.39)
Multi-utilities	(1.96)
Oil, gas & consumable fuels	(1.49)
Pharmaceuticals	(0.86)
Semiconductors & semiconductor equipment	(0.71)
Software	(0.78)
Specialty retail	(1.04)
Thrifts & mortgage finance	(0.58)
Trading companies & distributors	(0.66)
Water utilities	(1.22)
Total investments sold short	(24.25)%
Total investments, net of investments sold short	101.26
Liabilities, in excess of cash and other assets	(1.26)
Net assets	100.00%

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 124.45%
Aerospace & defense: 3.74%
General Dynamics Corp.[1]	15,600	$913,536
Raytheon Co.[1]	13,500	653,265
		1,566,801
Air freight & logistics: 1.69%
FedEx Corp.[1]	10,100	708,111
Airlines: 0.98%
Southwest Airlines Co.[1]	37,000	411,070
Auto components: 2.12%
BorgWarner, Inc.*[1]	23,800	888,692
Beverages: 3.09%
PepsiCo, Inc.[1]	21,200	1,292,140
Biotechnology: 2.89%
Amgen, Inc.*[1]	13,000	683,800
Genzyme Corp.*[1]	10,400	528,008
		1,211,808
Capital markets: 2.51%
Bank of New York Mellon Corp.[1]	29,206	721,096
Goldman Sachs Group, Inc.[1]	2,500	328,175
		1,049,271
Chemicals: 2.57%
Dow Chemical Co.[1]	22,800	540,816
Monsanto Co.[1]	11,600	536,152
		1,076,968
Commercial banks: 3.03%
Wells Fargo & Co.[1]	49,600	1,269,760
Communications equipment: 1.73%
QUALCOMM, Inc.[1]	22,100	725,764
Computers & peripherals: 6.18%
Apple, Inc.*[1]	5,300	1,333,109
Hewlett-Packard Co.[1]	21,000	908,880
Seagate Technology*[1]	26,500	345,560
		2,587,549
Containers & packaging: 1.07%
Ball Corp.[1]	8,500	449,055
Diversified consumer services: 2.19%
Apollo Group, Inc., Class A*[1]	10,100	428,947
H&R Block, Inc.[1]	31,100	487,959
		916,906

	Shares	Value
Diversified financial services: 5.04%
Bank of America Corp.[1]	58,100	$834,897
JPMorgan Chase & Co.[1]	34,900	1,277,689
		2,112,586
Diversified telecommunication services: 2.52%
AT&T, Inc.[1]	43,600	1,054,684
Electric utilities: 5.98%
American Electric Power Co., Inc.[1]	26,800	865,640
Exelon Corp.[1]	26,300	998,611
FirstEnergy Corp.[1]	18,200	641,186
		2,505,437
Electronic equipment, instruments & components: 0.62%
Arrow Electronics, Inc.*[1]	11,700	261,495
Energy equipment & services: 3.27%
Baker Hughes, Inc.[1]	17,800	739,946
Noble Corp.*[1]	20,300	627,473
		1,367,419
Food & staples retailing: 2.21%
Kroger Co.[1]	47,000	925,430
Health care equipment & supplies: 6.73%
Baxter International, Inc.[1]	10,400	422,656
Boston Scientific Corp.*[1]	49,000	284,200
Covidien PLC[1]	23,300	936,194
Medtronic, Inc.[1]	20,300	736,281
Zimmer Holdings, Inc.*[1]	8,100	437,805
		2,817,136
Health care providers & services: 1.74%
UnitedHealth Group, Inc.[1]	25,600	727,040
Hotels, restaurants & leisure: 1.48%
Carnival Corp.[1]	20,500	619,920
Household durables: 1.78%
Fortune Brands, Inc.[1]	19,000	744,420
Household products: 3.08%
Procter & Gamble Co.[1]	21,500	1,289,570
Independent power producers & energy traders: 0.43%
Dynegy, Inc., Class A*[1]	46,940	180,719

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
Insurance: 5.37%
ACE Ltd.[1]	9,300	$478,764
Aflac, Inc.[1]	16,200	691,254
MetLife, Inc.[1]	14,900	562,624
Principal Financial Group, Inc.[1]	22,000	515,680
		2,248,322
IT services: 0.76%
Visa, Inc., Class A1	4,500	318,375
Machinery: 6.50%
Dover Corp.[1]	13,200	551,628
Illinois Tool Works, Inc.[1]	19,800	817,344
PACCAR, Inc.[1]	17,400	693,738
Pall Corp.[1]	19,200	659,904
		2,722,614
Media: 7.18%
Comcast Corp., Class A1	77,000	1,337,490
Interpublic Group of Cos., Inc.*[1]	68,845	490,865
Time Warner, Inc.[1]	26,000	751,660
Viacom, Inc., Class B1	13,600	426,632
		3,006,647
Multi-utilities: 0.85%
MDU Resources Group, Inc.[1]	19,800	356,994
Oil, gas & consumable fuels: 9.96%
Anadarko Petroleum Corp.	5,800	209,322
EOG Resources, Inc.[1]	3,500	344,295
Exxon Mobil Corp.[1]	30,200	1,723,514
Hess Corp.[1]	7,400	372,516
Marathon Oil Corp.[1]	14,900	463,241
Peabody Energy Corp.[1]	9,400	367,822
Ultra Petroleum Corp.*[1]	15,600	690,300
		4,171,010
Personal products: 1.47%
Avon Products, Inc.[1]	23,200	614,800
Pharmaceuticals: 6.03%
Allergan, Inc.[1]	12,500	728,250
Johnson & Johnson[1]	15,300	903,618
Merck & Co., Inc.[1]	25,500	891,735
		2,523,603
Road & rail: 1.56%
Ryder System, Inc.[1]	16,200	651,726

	Shares	Value
Semiconductors & semiconductor equipment: 5.08%
Applied Materials, Inc.[1]	44,600	$536,092
Broadcom Corp., Class A1	17,500	576,975
Intersil Corp., Class A1	30,700	371,777
Marvell Technology Group Ltd.*[1]	16,300	256,888
National Semiconductor Corp.[1]	28,800	387,648
		2,129,380
Software: 7.52%
Autodesk, Inc.*[1]	28,800	701,568
Intuit, Inc.*[1]	21,000	730,170
Microsoft Corp.[1]	56,800	1,306,968
Symantec Corp.*[1]	29,700	412,236
		3,150,942
Specialty retail: 3.50%
GameStop Corp., Class A*[1]	26,200	492,298
Home Depot, Inc.[1]	11,400	319,998
Lowe's Cos., Inc.[1]	32,100	655,482
		1,467,778
Total common stocks (cost $51,383,273)		52,121,942
Short-term investment: 1.06%
Investment company: 1.06%
UBS Cash Management Prime Relationship Fund, 0.207%[2,3] (cost $443,436)	443,436	443,436
Total investments before investments sold short: 125.51% (cost $51,826,709)		52,565,378
Investments sold short: (24.25)%
Common stocks: (24.25)%
Aerospace & defense: (0.85)%
Goodrich Corp.	(5,400)	(357,750)
Automobiles: (0.67)%
Ford Motor Co.	(28,000)	(282,240)
Capital markets: (0.52)%
Northern Trust Corp.	(4,700)	(219,490)
Chemicals: (0.91)%
Sherwin-Williams Co.	(5,500)	(380,545)

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Investments sold short—(Concluded)
Computers & peripherals: (0.85)%
EMC Corp.	(9,400)	$(172,020)
NetApp, Inc.	(4,900)	(182,819)
		(354,839)
Diversified telecommunication services: (0.83)%
Qwest Communications International, Inc.	(66,100)	(347,025)
Electronic equipment, instruments & components: (1.28)%
Avnet, Inc.	(11,200)	(270,032)
Corning, Inc.	(16,500)	(266,475)
		(536,507)
Food products: (1.64)%
Sara Lee Corp.	(25,200)	(355,320)
Tyson Foods, Inc., Class A	(20,200)	(331,078)
		(686,398)
Health care equipment & supplies: (0.53)%
Intuitive Surgical, Inc.	(700)	(220,934)
Health care providers & services: (0.79)%
Amedisys, Inc.	(7,500)	(329,775)
Insurance: (0.76)%
Travelers Cos., Inc.	(6,500)	(320,125)
Internet & catalog retail: (1.43)%
NetFlix, Inc.	(5,500)	(597,575)
Internet software & services: (1.16)%
Akamai Technologies, Inc.	(12,000)	(486,840)
Machinery: (0.82)%
Ingersoll-Rand PLC	(10,000)	(344,900)
Media: (0.52)%
Lamar Advertising Co., Class A	(8,900)	(218,228)
Multiline retail: (1.39)%
Dollar General Corp.	(12,900)	(355,395)
Sears Holdings Corp.	(3,500)	(226,275)
		(581,670)
Multi-utilities: (1.96)%
Consolidated Edison, Inc.	(7,900)	(340,490)
Integrys Energy Group, Inc.	(6,700)	(293,058)
NSTAR	(5,300)	(185,500)
		(819,048)

	Shares	Value
Oil, gas & consumable fuels: (1.49)%
Occidental Petroleum Corp.	(4,000)	$(308,600)
Pioneer Natural Resources Co.	(5,300)	(315,085)
		(623,685)
Pharmaceuticals: (0.86)%
Eli Lilly & Co.	(10,700)	(358,450)
Semiconductors & semiconductor equipment: (0.71)%
Novellus Systems, Inc.	(11,700)	(296,712)
Software: (0.78)%
BMC Software, Inc.	(9,400)	(325,522)
Specialty retail: (1.04)%
Best Buy Co., Inc.	(3,900)	(132,054)
O'Reilly Automotive, Inc.	(6,400)	(304,384)
		(436,438)
Thrifts & mortgage finance: (0.58)%
Hudson City Bancorp, Inc.	(19,900)	(243,576)
Trading companies & distributors: (0.66)%
WW Grainger, Inc.	(2,800)	(278,460)
Water utilities: (1.22)%
American Water Works Co., Inc.	(12,600)	(259,560)
Aqua America, Inc.	(14,200)	(251,056)
		(510,616)
Total investments sold short (proceeds $9,054,628)		(10,157,348)
Total investments, net of investments sold short: 101.26%		42,408,030
Liabilities, in excess of cash and other assets: (1.26)%		(527,697)
Net assets: 100.00%		$41,880,333

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2010

Concluded

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, was $53,248,455; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,483,184
Gross unrealized depreciation	(4,166,261)
Net unrealized depreciation of investments	$(683,077)

*  Non-income producing security.

1  All or a portion of these securities have been segregated to cover open short positions.

2  Investment in affiliated investment company. See notes to financial statements for additional information.

3  The rate shown reflects the yield at June 30, 2010.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$52,121,942	$—	—	$52,121,942
Common stocks sold short	(10,157,348)	—	—	(10,157,348)
Short-term investment	—	443,436	—	443,436
Total	$41,964,594	$443,436	—	$42,408,030

At June 30, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 13.75% (Class A shares returned 7.48% after the deduction of the maximum sales charge), while Class Y shares returned 14.04%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 15.24% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 37; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund lagged slightly due to stock selection in the second quarter of 2010. However, industry allocation was positive for the 12-month period.

Portfolio performance summary1

What worked

•  Several technology stock positions were successful during the period. In addition, the Fund was successfully overweight to the semiconductor industry. The semiconductor market is extremely cyclical, with a strong tendency to revert to the mean. Our research however, points to the start of a new cycle for semi-conductor stocks.

  – The Fund's position in VMware Inc., a maker of virtualization software, was one of the largest contributors to Fund performance. The company continued to perform well, following a big jump in first quarter sales. We believe there may be pent-up demand for its technology. (For details, see "Portfolio highlights.")

  – Apple was positive for performance during the period. While Apple's market share may not be considered significant, the company's "profit share" is much higher than that of its competitors in almost all of Apple's product lines. For example, Apple has an impressive profit share of almost 50% in MP3 players, personal computers and smart phones. Apple continues to execute well, and its shares have been strong as a result.

•  Stock selection in the energy sector contributed to returns during the period.

  – Anadarko Petroleum became much more attractively valued in our view after the stock fell more than 50% since mid-April due to the BP oil spill. Anadarko is a 25% partner of BP, but we believe its portion of the clean-up costs will be significantly less than the market expects. The stock added to performance during the 12 months. (For details, see "Portfolio highlights.")

  – The Fund's position in Exxon Mobil made a positive contribution to relative returns. For much of 2009, our research indicated that the stock was overpriced, similar to many "safe-haven" names throughout the economic crisis. We avoided it, and when it lagged the market, our conviction was rewarded. Late in 2009, we purchased the stock, just as it began to appreciate in price. (For details, see "Portfolio highlights.")

•  An overweight to transportation stocks, and stock selection within the sector, benefited the Fund's returns. Many transportation industry experts became more optimistic that the long-awaited economic recovery may get underway in the second half of 2010.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Equity Fund

  – FedEx was positive for performance during the period. Late in 2009, investors were expecting a weak economy to impact the company's results. However, FedEx beat earnings expectations by a wide margin, and the stock price rose. (For details, see "Portfolio highlights.")

•  The Fund was overweight to media stocks, which contributed to returns during the period. We find very attractive valuations in this sector, as we anticipate a potential change in capital discipline and significant change in balance of power in the industry. One notable media holding was Comcast, a cable provider that we believe has strong content delivery capabilities. The company's shares were up during the period. (For details, see "Portfolio highlights.")

What didn't work

•  Stock selection in the utilities sector made a negative contribution to performance as economically sensitive sectors suffered toward the end of the period. In addition, the Fund's overweight to the sector was a headwind. Decreased power demand in 2009, low natural gas prices, and increased pessimism among sell-side analysts focusing on the next 12 months have dampened returns in the utilities sector. Names such as Exelon and FirstEnergy detracted from relative returns. We believe that Exelon is able to generate cost savings and will have an advantage over its competitors when pending carbon legislation imposes a cap and trade system. Also, Excelon has less carbon exposure than its competitors thus a lower cost base if a carbon emissions tax is imposed. We continue to hold both stocks. (For details, see "Portfolio highlights.")

•  Several industry weights hindered relative returns.

  – The Fund had an underweight to technology hardware stocks, which performed well during the period.

  – Underweights to real estate and retail stocks detracted, as well. We believe the market has become too optimistic on retailers, and may be in for a surprise as sales come back and competition heats up. Retailers have cut costs to a point where sales dollar increases will not support them, and they will most likely need to start spending again to get additional sales. We have looked for better opportunities in other sectors.

•  Other stock selection decisions that were negative included Monsanto and Microsoft.

  – Monsanto manufactures chemicals for destroying weeds, and also sells agricultural supplies, such as seeds. Though the company's shares underperformed, we believe it is well-positioned in its industry. We continue to hold the stock. (For details, see "Portfolio highlights.")

  – The Fund's position in Microsoft detracted from performance during the 12-month period. We have confidence in Microsoft, and continue to hold the stock. (For details, see "Portfolio highlights.")

•  We sold Sprint Nextel at the end of 2009. Sprint Nextel detracted from relative returns. The company lost a significant portion of its customer base due to a poorly executed integration of Nextel.

Portfolio highlights

•  The Fund's position in VMware Inc. made a significant contribution to returns. VMware's virtualization software helps companies reduce costs by running multiple applications on a single server, and allows them to move applications among servers. We believe VMware has a significant competitive advantage within its industry.

UBS U.S. Large Cap Equity Fund

•  Anadarko Petroleum operates in three segments—exploring, developing and producing oil and gas. The group's major areas of operation are located in the Rocky Mountains, the Gulf of Mexico and internationally. We feel the market is under-appreciating both the producing asset base and exploration opportunity set available to the company.

•  Exxon Mobil operates through three segments: exploration, production, and the transportation and sale of crude oil and natural gas. We feel the company's scale is a competitive advantage that allows it to focus on large projects with dominant positions, yet still mitigate risk by participating in multiple regions throughout the world.

•  We maintain an overweight position in shares of FedEx, as we think that the company will continue to gain US market share and enjoy sustained revenue growth internationally. We believe the company's superior management will execute well during this economic downturn and future economic recovery.

•  We expect Comcast to experience strong revenue growth as a result of increased penetration of its bundled package of products consisting of digital video, data and telephone services. Comcast's hybrid fiber coax network enables these products to be delivered over a single-network and should provide meaningful operating leverage.

•  We believe Exelon will continue to realize sustainable cost savings through its cost management initiatives. In addition, US federal carbon legislation is expected to be passed over the next four years, with implementation expected over the next five years. Exelon, with the nation's largest nuclear fleet, is expected to be the largest beneficiary of this carbon legislation.

•  Monsanto has underperformed due to current challenges in the company's herbicide business (RoundUp) and the perception of future problems in the company's primary value engine, the seeds and traits segment. There has been oversupply by generic producers in China and elsewhere, who are selling below cash cost. We believe that in the longer term, Monsanto will be able to leverage its technology lead to create significant value via increased crop yields, decreased farming costs and increased farming convenience.

•  Microsoft's performance relative to the software group has been poor largely due to exposure to the Eurozone across its core businesses. We do not expect existing rollout plans to be cancelled or meaningfully deferred unless Europe sees a significant relapse into recession. Microsoft plans major product launches over the next two years, including Windows 7 and Office 2010. We believe there will be a major tailwind for these product categories based on the demand for IT capital among enterprise customers. A new CFO appears highly committed to preserving the cost cutting that Microsoft undertook during the recession, which could produce profitability levels greater than what the market anticipates.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	13.75%	(2.38)%	1.88%	2.54%
Class B3	12.96	(3.12)	N/A	1.36[6]
Class C4	12.92	(3.09)	N/A	0.84
Class Y5	14.04	(2.10)	2.17	6.77
After deducting maximum sales charge
Class A2	7.48%	(3.48)%	1.30%	2.09%
Class B3	7.96	(3.46)	N/A	1.36[6]
Class C4	11.92	(3.09)	N/A	0.84
Russell 1000 Index[7]	15.24%	(0.55)%	(1.22)%	7.05%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.28% and 1.20%; Class B—2.02% and 1.95%; Class C—1.96% and 1.95%; and Class Y—0.96% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursements put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the Advisor did not waive its management fee or reimburse expenses of the Fund because each Class' "Total annual fund operating expenses" did not exceed its respective agreed-upon expense limit.

1  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 5, 2001 and November 13, 2001, respectively. Inception date of Class Y shares and the index is February 22, 1994.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2010

Percentage of net assets
Exxon Mobil Corp.	3.1%
Apple, Inc.	3.0
Microsoft Corp.	2.9
JPMorgan Chase & Co.	2.6
Comcast Corp., Class A	2.5
Wells Fargo & Co.	2.5
Johnson & Johnson	2.3
PepsiCo, Inc.	2.2
AT&T, Inc.	2.1
Procter & Gamble Co.	2.0
Total	25.2%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	2.97%
Air freight & logistics	1.59
Airlines	0.93
Auto components	1.07
Beverages	2.15
Biotechnology	2.40
Capital markets	1.92
Chemicals	2.11
Commercial banks	2.47
Communications equipment	1.31
Computers & peripherals	5.68
Containers & packaging	1.04
Diversified consumer services	1.59
Diversified financial services	4.63
Diversified telecommunication services	2.10
Electric utilities	4.74
Energy equipment & services	2.68
Food & staples retailing	1.03
Health care equipment & supplies	4.33
Health care providers & services	1.80
Hotels, restaurants & leisure	1.37
Household durables	1.78
Household products	2.04
Insurance	4.27
IT services	0.47
Machinery	4.41
Media	5.95
Oil, gas & consumable fuels	8.43
Personal products	1.50
Pharmaceuticals	5.56
Road & rail	0.91
Semiconductors & semiconductor equipment	3.62
Software	6.85
Specialty retail	2.13
Total common stocks	97.83%
Short-term investment	2.55
Total investments	100.38%
Liabilities, in excess of cash and other assets	(0.38)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 97.83%
Aerospace & defense: 2.97%
General Dynamics Corp.	72,900	$4,269,024
Raytheon Co.	44,200	2,138,838
		6,407,862
Air freight & logistics: 1.59%
FedEx Corp.	49,000	3,435,390
Airlines: 0.93%
Southwest Airlines Co.	179,800	1,997,578
Auto components: 1.07%
BorgWarner, Inc.*	61,600	2,300,144
Beverages: 2.15%
PepsiCo, Inc.	76,100	4,638,295
Biotechnology: 2.40%
Amgen, Inc.*	47,300	2,487,980
Genzyme Corp.*	52,700	2,675,579
		5,163,559
Capital markets: 1.92%
Bank of New York Mellon Corp.	101,383	2,503,146
Goldman Sachs Group, Inc.	12,400	1,627,748
		4,130,894
Chemicals: 2.11%
Dow Chemical Co.	104,600	2,481,112
Monsanto Co.	44,500	2,056,790
		4,537,902
Commercial banks: 2.47%
Wells Fargo & Co.	207,900	5,322,240
Communications equipment: 1.31%
QUALCOMM, Inc.	86,300	2,834,092
Computers & peripherals: 5.68%
Apple, Inc.*	26,100	6,564,933
Hewlett-Packard Co.	96,300	4,167,864
Seagate Technology*	115,900	1,511,336
		12,244,133
Containers & packaging: 1.04%
Ball Corp.	42,600	2,250,558
Diversified consumer services: 1.59%
Apollo Group, Inc., Class A*	44,800	1,902,656
H&R Block, Inc.	97,100	1,523,499
		3,426,155

	Shares	Value
Diversified financial services: 4.63%
Bank of America Corp.	302,000	$4,339,740
JPMorgan Chase & Co.	154,200	5,645,262
		9,985,002
Diversified telecommunication services: 2.10%
AT&T, Inc.	187,200	4,528,368
Electric utilities: 4.74%
American Electric Power Co., Inc.	122,900	3,969,670
Exelon Corp.	103,100	3,914,707
FirstEnergy Corp.	66,200	2,332,226
		10,216,603
Energy equipment & services: 2.68%
Baker Hughes, Inc.	78,000	3,242,460
Noble Corp.*	81,900	2,531,529
		5,773,989
Food & staples retailing: 1.03%
Kroger Co.	113,100	2,226,939
Health care equipment & supplies: 4.33%
Baxter International, Inc.	48,300	1,962,912
Boston Scientific Corp.*	174,000	1,009,200
Covidien PLC	92,600	3,720,668
Medtronic, Inc.	72,500	2,629,575
		9,322,355
Health care providers & services: 1.80%
UnitedHealth Group, Inc.	85,300	2,422,520
WellPoint, Inc.*	30,000	1,467,900
		3,890,420
Hotels, restaurants & leisure: 1.37%
Carnival Corp.	98,000	2,963,520
Household durables: 1.78%
Fortune Brands, Inc.	98,200	3,847,476
Household products: 2.04%
Procter & Gamble Co.	73,300	4,396,534
Insurance: 4.27%
ACE Ltd.	38,400	1,976,832
Aflac, Inc.	65,200	2,782,084
MetLife, Inc.	61,400	2,318,464
Principal Financial Group, Inc.	90,900	2,130,696
		9,208,076
IT services: 0.47%
Visa, Inc., Class A	14,200	1,004,650

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
Machinery: 4.41%
Illinois Tool Works, Inc.	92,300	$3,810,144
PACCAR, Inc.	86,950	3,466,697
Pall Corp.	64,900	2,230,613
		9,507,454
Media: 5.95%
Comcast Corp., Class A	313,000	5,436,810
Interpublic Group of Cos., Inc.*	311,400	2,220,282
Time Warner, Inc.	89,800	2,596,118
Viacom, Inc., Class B	81,800	2,566,066
		12,819,276
Oil, gas & consumable fuels: 8.43%
Anadarko Petroleum Corp.	26,800	967,212
EOG Resources, Inc.	9,600	944,352
Exxon Mobil Corp.	115,600	6,597,292
Hess Corp.	47,500	2,391,150
Marathon Oil Corp.	82,800	2,574,252
Peabody Energy Corp.	43,400	1,698,242
Ultra Petroleum Corp.*	67,677	2,994,707
		18,167,207
Personal products: 1.50%
Avon Products, Inc.	121,800	3,227,700
Pharmaceuticals: 5.56%
Allergan, Inc.	59,100	3,443,166
Johnson & Johnson	85,700	5,061,442
Merck & Co., Inc.	99,300	3,472,521
		11,977,129
Road & rail: 0.91%
Ryder System, Inc.	48,600	1,955,178

	Shares	Value
Semiconductors & semiconductor equipment: 3.62%
Applied Materials, Inc.	115,400	$1,387,108
Broadcom Corp., Class A	65,800	2,169,426
Intersil Corp., Class A	76,200	922,782
Marvell Technology Group Ltd.*	107,900	1,700,504
National Semiconductor Corp.	119,900	1,613,854
		7,793,674
Software: 6.85%
Autodesk, Inc.*	110,300	2,686,908
Intuit, Inc.*	104,100	3,619,557
Microsoft Corp.	269,400	6,198,894
VMware, Inc., Class A*	35,900	2,246,981
		14,752,340
Specialty retail: 2.13%
GameStop Corp., Class A*	93,800	1,762,502
Lowe's Cos., Inc.	138,500	2,828,170
		4,590,672
Total common stocks (cost $201,701,376)		210,843,364
Short-term investment: 2.55%
Investment company: 2.55%
UBS Cash Management Prime Relationship Fund, 0.207%[1,2] (cost $5,489,875)	5,489,875	5,489,875
Total investments: 100.38% (cost $207,191,251)		216,333,239
Liabilities, in excess of cash and other assets: (0.38)%		(824,004)
Net assets: 100.00%		$215,509,235

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $215,593,718; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$21,575,864
Gross unrealized depreciation	(20,836,343)
Net unrealized appreciation of investments	$739,521

*  Non-income producing security.

1  Investment in affiliated investment company. See notes to financial statements for additional information.

2  The rate shown reflects the yield at June 30, 2010.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2010

Concluded

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2010:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
S&P 500 Index, 12 contracts (USD)	September 2010	$3,254,442	$3,079,800	$(174,642)

Currency type abbreviation:

USD  United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$210,843,364	$—	—	$210,843,364
Short-term investment	—	5,489,875	—	5,489,875
Other financial instruments[1]	(174,642)	—	—	(174,642)
Total	$210,668,722	$5,489,875	—	$216,158,597

1  Other financial instruments include futures contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 10.16% (Class A shares returned 4.05% after the deduction of the maximum sales charge), while Class Y shares returned 10.39%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 16.92% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 46; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance was due to stock selection, and occurred largely in the second quarter of 2010. Industry allocation was negative, as well.

Portfolio performance summary1

What worked

•  Several technology stock positions were successful during the period. In addition, the Fund was successfully overweight to the technology hardware industry. At the stock level, Seagate Technology was rewarded during the period when the company benefited from a cyclical upturn in demand for hard disk drives. We believe this leading manufacturer will continue to gain market share and enjoy stable revenue growth.

•  Stock selection in the energy sector contributed to returns during the period.

  – Anadarko Petroleum became much more attractively valued after the stock fell more than 50% since mid-April due to the BP oil spill. Anadarko is a 25% partner of BP, but we believe its portion of the clean-up costs will be significantly less than the market expects. The stock added to performance during the 12 months. (For details, see "Portfolio highlights.")

  – The Fund's position in Exxon Mobil made a positive contribution to relative returns. For much of 2009, our research indicated that the stock was overpriced, similar to many "safe-haven" names throughout the economic crisis. We avoided it, and when it lagged the market, our conviction was rewarded. Late in 2009, we purchased the stock, just as it began to appreciate in price. (For details, see "Portfolio highlights.")

•  An overweight to transportation stocks, and stock selection within the sector, benefited Fund returns. Many transportation industry experts became more optimistic that the long-awaited economic recovery may get underway in the second half of 2010.

  – FedEx was positive for performance during the 12 months. Late in 2009, investors were expecting a weak economy to impact the company's results. However, FedEx beat earnings expectations by a wide margin, and the stock price rose. (For details, see "Portfolio highlights.")

  – Burlington Northern was one of the Fund's strongest names during the period. Shares of Burlington Northern rose when Warren Buffett acquired the company for his firm, Berkshire Hathaway, at the end of 2009. We sold the stock when it reached fair value.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Value Equity Fund

What didn't work

•  Stock selection in the utilities sector made a negative contribution to performance as economically sensitive sectors suffered during the second quarter. In addition, the Fund's overweight to the sector was a headwind. Decreased power demand in 2009, low natural gas prices, and increased pessimism among sell-side analysts focusing on the next 12 months have dampened returns in the utilities sector.

  – Names such as Exelon and FirstEnergy detracted from relative returns. We find Exelon's ability to generate cost savings attractive. In addition, we believe Exelon and FirstEnergy will have an advantage when pending carbon legislation imposes a cap and trade system. These companies have less carbon exposure than their competitors, thus a lower cost base if a carbon emissions tax is imposed. (For details, see "Portfolio highlights.")

•  Several industry weights hindered relative returns. Underweights to materials and pharmaceutical stocks detracted from performance as did an underweight to real estate stocks, which performed well during the period.

•  The Fund's performance was adversely affected by stock selection decisions in various industry groups.

  – Within the consumer discretionary group, the Fund owned Lowe's, which underperformed, due to market concerns about the US consumer. Additionally, we were underweight to the more successful names in the group. The Fund did not hold Ford and Walt Disney, both of which performed well, and this detracted from relative performance as well.

  – Within the banking sector, the Fund held several names that underperformed. Bank of America, Bank of New York Mellon and Morgan Stanley lagged in May and June due to investor concerns regarding the economy and almost daily news about pending financial regulatory reform. The Fund's position in Morgan Stanley was sold prior to the end of the review period. (For details, see "Portfolio highlights.")

•  We sold out of the Fund's position in Sprint Nextel at the end of 2009. Sprint Nextel detracted from relative returns. The company lost a significant portion of its customer base due to a poorly executed integration of Nextel.

Portfolio highlights

•  Anadarko Petroleum operates in three segments—exploring, developing and producing oil and gas. The group's major areas of operation are located in the Rocky Mountains, the Gulf of Mexico and internationally. We feel the market is under-appreciating both the producing asset base and exploration opportunity set available to the company.

•  Exxon Mobil operates through three segments: exploration, production, and the transportation and sale of crude oil and natural gas. The company has recently been more aggressive compared to both major peers. We feel the company's scale is a competitive advantage that allows it to focus on large projects with dominant positions, yet still mitigate risk by participating in multiple regions throughout the world.

•  We maintain an overweight position in shares of FedEx due to our belief that the company will continue to gain US market share and enjoy sustained revenue growth internationally. We believe the company's superior management will execute well during this economic downturn and future economic recovery.

UBS U.S. Large Cap Value Equity Fund

•  We believe Exelon will continue to achieve sustainable cost savings through its cost management initiative. In addition, US federal carbon legislation is expected to be passed over the next four years, with implementation expected during the next five years. Exelon, with the nation's largest nuclear fleet, is expected to be the largest beneficiary of this carbon legislation.

•  We continue to hold Bank of America and Bank of New York Mellon both of which faced headwinds due to impending regulatory reform. While the market does not yet have full visibility on the upcoming changes, we believe the regulatory impact of the upcoming changes on earnings are mostly discounted in valuations. Ultimately, we believe, the better-managed banks will find ways to recapture profits and navigate the new terrain so as to offset the direct hits from lower debit interchange and overdraft fees, and higher FDIC assessments.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	10.16%	(3.24)%	0.95%
Class B3	9.18	(3.99)	0.81[6]
Class C4	9.08	(3.98)	0.47
Class Y5	10.39	(3.00)	1.11
After deducting maximum sales charge
Class A2	4.05%	(4.33)%	0.29%
Class B3	4.18	(4.23)	0.81[6]
Class C4	8.08	(3.98)	0.47
Russell 1000 Value Index[7]	16.92%	(1.64)%	1.53%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.53% and 1.21%; Class B—2.49% and 1.96%; Class C—2.34% and 1.96%; and Class Y—1.46% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursements put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" (including Acquired fund fees and expenses) for the fiscal year ending June 30, 2009 were 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares and 0.86% for Class Y shares.

1  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is December 7, 2001. Inception dates of Class B and Class C shares are November 8, 2001 and December 12, 2001, respectively. Inception date of Class Y shares and the index is June 29, 2001.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class A versus the Russell 1000 Value Index from December 7, 2001, which is the inception date of the class, through June 30, 2010. The second graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class Y versus the Russell 1000 Value Index from June 29, 2001, which is the inception date of the class, through June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2010

Percentage of net assets
Exxon Mobil Corp.	4.9%
JPMorgan Chase & Co.	4.5
AT&T, Inc.	3.8
Wells Fargo & Co.	3.8
Bank of America Corp.	3.3
Comcast Corp., Class A	3.0
Covidien PLC	2.7
Procter & Gamble Co.	2.6
Merck & Co., Inc.	2.5
Bank of New York Mellon Corp.	2.3
Total	33.4%

Industry diversification (unaudited)2

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	3.28%
Air freight & logistics	1.36
Airlines	0.96
Auto components	1.09
Beverages	1.36
Capital markets	3.97
Chemicals	1.54
Commercial banks	3.77
Computers & peripherals	1.79
Containers & packaging	1.42
Diversified financial services	7.88
Diversified telecommunication services	3.78
Electric utilities	5.61
Energy equipment & services	3.72
Food & staples retailing	2.07
Health care equipment & supplies	3.29
Health care providers & services	2.24
Hotels, restaurants & leisure	1.78
Household durables	1.42
Household products	2.55
Independent power producers & energy traders	0.20
Insurance	5.62
Machinery	5.25
Media	7.93
Oil, gas & consumable fuels	14.18
Pharmaceuticals	2.52
Road & rail	0.97
Semiconductors & semiconductor equipment	1.27
Software	0.87
Specialty retail	2.68
Total common stocks	96.37%
Investment company
SPDR S&P 500 ETF Trust	2.02
Short-term investment	4.83
Total investments	103.22%
Liabilities, in excess of cash and other assets	(3.22)
Net assets	100.00%

1  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 96.37%
Aerospace & defense: 3.28%
General Dynamics Corp.	16,600	$972,096
Raytheon Co.	12,100	585,519
		1,557,615
Air freight & logistics: 1.36%
FedEx Corp.	9,200	645,012
Airlines: 0.96%
Southwest Airlines Co.	40,900	454,399
Auto components: 1.09%
BorgWarner, Inc.*	13,900	519,026
Beverages: 1.36%
PepsiCo, Inc.	10,600	646,070
Capital markets: 3.97%
Bank of New York Mellon Corp.	43,500	1,074,015
Goldman Sachs Group, Inc.	6,200	813,874
		1,887,889
Chemicals: 1.54%
Dow Chemical Co.	30,900	732,948
Commercial banks: 3.77%
Wells Fargo & Co.	70,000	1,792,000
Computers & peripherals: 1.79%
Hewlett-Packard Co.	13,600	588,608
Seagate Technology*	20,100	262,104
		850,712
Containers & packaging: 1.42%
Ball Corp.	12,800	676,224
Diversified financial services: 7.88%
Bank of America Corp.	110,500	1,587,885
JPMorgan Chase & Co.	58,870	2,155,231
		3,743,116
Diversified telecommunication services: 3.78%
AT&T, Inc.	74,250	1,796,107
Electric utilities: 5.61%
American Electric Power Co., Inc.	30,400	981,920
Exelon Corp.	24,900	945,453
FirstEnergy Corp.	21,000	739,830
		2,667,203

	Shares	Value
Energy equipment & services: 3.72%
Baker Hughes, Inc.	25,600	$1,064,192
Noble Corp.*	22,700	701,657
		1,765,849
Food & staples retailing: 2.07%
Kroger Co.	49,900	982,531
Health care equipment & supplies: 3.29%
Boston Scientific Corp.*	46,600	270,280
Covidien PLC	32,200	1,293,796
		1,564,076
Health care providers & services: 2.24%
UnitedHealth Group, Inc.	37,500	1,065,000
Hotels, restaurants & leisure: 1.78%
Carnival Corp.	27,900	843,696
Household durables: 1.42%
Fortune Brands, Inc.	17,200	673,896
Household products: 2.55%
Procter & Gamble Co.	20,200	1,211,596
Independent power producers & energy traders: 0.20%
Dynegy, Inc.*	24,540	94,479
Insurance: 5.62%
ACE Ltd.	13,100	674,388
Aflac, Inc.	15,900	678,453
MetLife, Inc.	17,400	657,024
Principal Financial Group, Inc.	28,100	658,664
		2,668,529
Machinery: 5.25%
Dover Corp.	14,800	618,492
Illinois Tool Works, Inc.	24,600	1,015,488
PACCAR, Inc.	21,600	861,192
		2,495,172
Media: 7.93%
Comcast Corp., Class A	81,600	1,417,392
Interpublic Group of Cos., Inc.*	96,800	690,184
Time Warner, Inc.	32,900	951,139
Viacom, Inc., Class B	22,600	708,962
		3,767,677

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

June 30, 2010

Concluded

	Shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels: 14.18%
Anadarko Petroleum Corp.	6,700	$241,803
Chevron Corp.	9,300	631,098
EOG Resources, Inc.	4,900	482,013
Exxon Mobil Corp.	41,150	2,348,430
Hess Corp.	15,600	785,304
Marathon Oil Corp.	20,400	634,236
Peabody Energy Corp.	17,600	688,688
Ultra Petroleum Corp.*	20,900	924,825
		6,736,397
Pharmaceuticals: 2.52%
Merck & Co., Inc.	34,300	1,199,471
Road & rail: 0.97%
Ryder System, Inc.	11,500	462,645
Semiconductors & semiconductor equipment: 1.27%
Applied Materials, Inc.	26,900	323,338
Marvell Technology Group Ltd.*	17,800	280,528
		603,866
Software: 0.87%
Autodesk, Inc.*	16,900	411,684

	Shares	Value
Specialty retail: 2.68%
GameStop Corp., Class A*	21,600	$405,864
Lowe's Cos., Inc.	42,500	867,850
		1,273,714
Total common stocks (cost $50,084,591)		45,788,599
Investment company: 2.02%
SPDR S&P 500 ETF Trust (cost $973,067)	9,300	959,946
Short-term investment: 4.83%
Investment company: 4.83%
UBS Cash Management Prime Relationship Fund, 0.207%[1,2] (cost $2,293,816)	2,293,816	2,293,816
Total investments: 103.22% (cost $53,351,474)		49,042,361
Liabilities, in excess of cash and other assets: (3.22)%		(1,531,921)
Net assets: 100.00%		$47,510,440

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $54,131,503; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,365,957
Gross unrealized depreciation	(6,455,099)
Net unrealized depreciation of investments	$(5,089,142)

*  Non-income producing security.

1  Investment in affiliated investment company. See notes to financial statements for additional information.

2  The rate shown reflects the yield at June 30, 2010.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$45,788,599	$—	—	$45,788,599
Investment company	959,946	—	—	959,946
Short-term investment	—	2,293,816	—	2,293,816
Total	$46,748,545	$2,293,816	—	$49,042,361

At June 30, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 23.83% (Class A shares returned 17.00% after the deduction of the maximum sales charge), while Class Y shares returned 24.15%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 17.96% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 53; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the index primarily due to stock selection.

Portfolio performance summary1

What worked

•  Stock selection in the information technology sector made a positive contribution to the Fund's performance and was the Fund's largest source of relative outperformance during the review period.

  – Successful names included Cirrus Logic, a manufacturer of semiconductors for mobile devices. Apple is Cirrus Logic's largest customer, and the success of the iPhone has positively impacted the company. (For details, see "Portfolio highlights.")

  – F5 Networks, an Internet solutions provider, was positive for performance, as well. The company reported positive earnings during the period, and benefited from investor optimism about the company's future growth potential. (For details, see "Portfolio highlights.")

  – Acme Packet was another positive contributor during the review period. The company provides Internet network equipment. Its sales and earnings were well above consensus during the period, lifting the stock price higher.

•  Stock selection in the health care sector contributed to performance, as well. Though the Fund maintained an underweight to health care, relative to the index, several positions within the sector performed well during the review period.

  – SXC Health Solutions, a pharmacy benefits manager, posted strong earnings in the first quarter of 2010.

  – Thoratec Corp. manufactures mechanical circulatory support devices, and received FDA approval of a new heart product during the period. This, combined with positive earnings, caused the company's shares to rise.

•  The Fund owned several energy stocks that helped performance.

  – Whiting Petroleum and SM Energy, two North American oil and gas exploration firms, had strong performance during the first six months of 2010. The companies benefited from rising natural gas and crude oil prices. Whiting and SM were largely unaffected by the oil spill in the Gulf of Mexico, since they focus on land-based drilling. (For details, see "Portfolio highlights.")

•  The Fund's financial holdings contributed strongly to relative returns.

  – In particular, our focus on real estate investment trusts that operate high-quality facilities within the health care and biotechnology areas was successful during the review period. These firms managed the downturn much better than their peers, and their revenues proved to be more stable than those that were exposed directly to the consumer.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Small Cap Growth Fund

What didn't work

•  The Fund's consumer discretionary stocks underperformed the market during the review period.

  – Two apparel retailers, Coldwater Creek and Talbot's, posted disappointing results. Coldwater Creek reported earnings that were below expectations. We no longer own the stock. Talbot's faced headwinds as slowing retail trends emerged in the period. We believe that the company is attractively valued, and we continue to hold it in the Fund.

  – Iconix Brand Group, a licensor of apparel and footwear, posted lower-than-expected sales and earnings. The stock declined, and we sold the position.

•  Stock selection within the consumer staples sector detracted from returns. Notably, the Fund held Chattem, which manufactures brand and consumer products. The company's quarterly earnings results disappointed in October of 2009, and we sold the stock.

Portfolio highlights

•  Cirrus Logic was a successful holding in the Fund. The company develops high-precision analog and mixed-signal integrated circuits for energy control, measurement and exploration applications. The company also offers audio converter and audio digital signal processors for use in various consumer electronic applications. Cirrus has successfully achieved several design wins at Apple, based on its ability to provide audio components that deliver better performance with significantly smaller footprints and lower power consumption. Cirrus has sockets in the iPhone, iPod, iPad and MacBook. Cirrus is also developing a new power factor correction chip that could potentially be used in LED lighting and motor control applications.

•  The Fund also benefited from holding F5 Networks, a provider of integrated Internet traffic management solutions. The company's software-based solutions manage, control and optimize Internet traffic and content for its customers, while at the same time, offering a layer of security protection. The company has strengthened its security and WAN optimization capabilities through a series of acquisitions. We believe that the new product cycle will have a positive impact on the company's revenue growth and will expand its margins.

•  Shares of Whiting Petroleum Corp. performed strongly during the period. Whiting is an oil and natural gas exploration and production company with operations primarily in the Permian Basin, Rocky Mountains, Mid-Continent and Gulf Coast. The primary driver of reserve and production growth over the next several years will be increased drilling in the company's Bakken (North Dakota) region. Bakken is a rock formation concentrated in areas like North Dakota and has tremendous oil potential. Whiting currently has rights to over 300,000 net acres in the Bakken, with the potential to add up to almost 200 million Barrel of Oil Equivalents (BOEs) in proven reserves. (A barrel of oil equivalent (BOE) is a unit of energy based on the approximate energy released by burning one barrel of crude oil.) The company is also seeing positive results from its CO2 injection programs in the Permian Basin.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	23.83%	(2.15)%	(0.18)%	5.29%
Class B3	22.86	(2.86)	N/A	2.32[6]
Class C4	22.91	(2.88)	N/A	1.88
Class Y5	24.15	(1.90)	0.09	3.97
After deducting maximum sales charge
Class A2	17.00%	(3.25)%	(0.74)%	4.77%
Class B3	17.86	(3.20)	N/A	2.32[6]
Class C4	21.91	(2.88)	N/A	1.88
Russell 2000 Growth Index[7]	17.96%	1.14%	(1.72)%	0.97%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.68% and 1.41%; Class B—2.56% and 2.16%; Class C—2.46% and 2.16%; and Class Y—1.26% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The net expenses listed above reflect the management fee waiver/expense reimbursement put in place for the fiscal year ending June 30, 2010. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to the previous fee waiver and expense reimbursement agreement, the actual "Net expenses" (including Acquired fund fees and expenses) for the fiscal year ending June 30, 2009 were 1.29% for Class A shares, 2.04% for Class B shares, 2.04% for Class C shares and 1.04% for Class Y shares.

1  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is December 31, 1998. Inception dates of Class B and Class C shares are November 7, 2001 and November 19, 2001, respectively. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges.The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As of June 30, 2010

Percentage of net assets
F5 Networks, Inc.	2.8%
Cirrus Logic, Inc.	2.3
Whiting Petroleum Corp.	1.9
Rovi Corp.	1.9
Rock-Tenn Co., Class A	1.8
Regal-Beloit Corp.	1.8
Phillips-Van Heusen Corp.	1.7
WMS Industries, Inc.	1.7
SM Energy Co.	1.7
Landstar System, Inc.	1.6
Total	19.2%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	1.09%
Air freight & logistics	1.57
Auto components	2.71
Automobiles	0.82
Biotechnology	6.03
Chemicals	1.39
Commercial banks	0.31
Commercial services & supplies	1.32
Communications equipment	9.73
Computers & peripherals	0.47
Construction & engineering	2.33
Containers & packaging	1.84
Distributors	1.22
Electrical equipment	4.17
Electronic equipment, instruments & components	1.27
Energy equipment & services	2.35
Health care equipment & supplies	5.46
Health care providers & services	4.46
Health care technology	2.24
Hotels, restaurants & leisure	5.43
Household durables	0.76
Internet software & services	1.16
IT services	0.83
Machinery	1.31
Media	1.10
Metals & mining	0.65
Oil, gas & consumable fuels	3.56
Paper & forest products	0.26
Pharmaceuticals	3.13
Real estate investment trust (REIT)	2.11
Road & rail	3.04
Semiconductors & semiconductor equipment	8.92
Software	10.29
Specialty retail	3.92
Textiles, apparel & luxury goods	1.68
Total common stocks	98.93%
Short-term investment	1.66
Investment of cash collateral from securities loaned	5.39
Total investments	105.98%
Liabilities, in excess of cash and other assets	(5.98)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 98.93%
Aerospace & defense: 1.09%
DigitalGlobe, Inc.*	52,100	$1,370,230
Air freight & logistics: 1.57%
Hub Group, Inc., Class A*	65,600	1,968,656
Auto components: 2.71%
Cooper Tire & Rubber Co.	82,600	1,610,700
Tenneco, Inc.*	85,500	1,800,630
		3,411,330
Automobiles: 0.82%
Tesla Motors, Inc.*	43,200	1,029,456
Biotechnology: 6.03%
Acorda Therapeutics, Inc.*	35,900	1,116,849
Alkermes, Inc.*	61,700	768,165
Cepheid, Inc.*	59,300	949,986
Emergent Biosolutions, Inc.*	49,600	810,464
Enzon Pharmaceuticals, Inc.*	62,600	666,690
Incyte Corp. Ltd.*	83,700	926,559
Micromet, Inc.*[1]	95,700	597,168
Pharmasset, Inc.*	30,700	839,338
Regeneron Pharmaceuticals, Inc.*	40,500	903,960
		7,579,179
Chemicals: 1.39%
Solutia, Inc.*	133,800	1,752,780
Commercial banks: 0.31%
Columbia Banking System, Inc.	21,700	396,242
Commercial services & supplies: 1.32%
Clean Harbors, Inc.*	14,600	969,586
Tetra Tech, Inc.*	35,100	688,311
		1,657,897
Communications equipment: 9.73%
Acme Packet, Inc.*	64,500	1,733,760
Blue Coat Systems, Inc.*	66,500	1,358,595
Calix, Inc.*[1]	12,500	128,250
F5 Networks, Inc.*	51,600	3,538,212
Finisar Corp.*[1]	122,521	1,825,563
Polycom, Inc.*	63,600	1,894,644
Riverbed Technology, Inc.*	63,600	1,756,632
		12,235,656
Computers & peripherals: 0.47%
Compellent Technologies, Inc.*	49,200	596,304

	Shares	Value
Construction & engineering: 2.33%
EMCOR Group, Inc.*	83,100	$1,925,427
Orion Marine Group, Inc.*[1]	70,800	1,005,360
		2,930,787
Containers & packaging: 1.84%
Rock-Tenn Co., Class A	46,556	2,312,436
Distributors: 1.22%
LKQ Corp.*	79,800	1,538,544
Electrical equipment: 4.17%
EnerSys*	69,600	1,487,352
Regal-Beloit Corp.	40,500	2,259,090
Woodward Governor Co.	58,500	1,493,505
		5,239,947
Electronic equipment, instruments & components: 1.27%
Tech Data Corp.*	44,900	1,599,338
Energy equipment & services: 2.35%
Dril-Quip, Inc.*	30,200	1,329,404
Key Energy Services, Inc.*	176,800	1,623,024
		2,952,428
Health care equipment & supplies: 5.46%
Haemonetics Corp.*	11,400	610,128
HeartWare International, Inc.*[1]	12,800	896,896
ResMed, Inc.*	26,200	1,593,222
STERIS Corp.	20,600	640,248
Thoratec Corp.*	44,100	1,884,393
Zoll Medical Corp.*	45,800	1,241,180
		6,866,067
Health care providers & services: 4.46%
Emergency Medical Services Corp., Class A*	25,800	1,264,974
HMS Holdings Corp.*	28,645	1,553,132
IPC The Hospitalist Co., Inc.*	40,600	1,019,060
Mednax, Inc.*	17,500	973,175
VCA Antech, Inc.*	32,000	792,320
		5,602,661
Health care technology: 2.24%
MedAssets, Inc.*	46,900	1,082,452
Phase Forward, Inc.*	39,000	650,520
SXC Health Solutions Corp.*	14,716	1,077,947
		2,810,919

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
Hotels, restaurants & leisure: 5.43%
BJ's Restaurants, Inc.*[1]	58,200	$1,373,520
Buffalo Wild Wings, Inc.*	27,700	1,013,266
California Pizza Kitchen, Inc.*	96,200	1,457,430
Panera Bread Co., Class A*	11,700	880,893
WMS Industries, Inc.*	53,600	2,103,800
		6,828,909
Household durables: 0.76%
Ryland Group, Inc.	60,200	952,364
Internet software & services: 1.16%
VistaPrint NV*[1]	30,700	1,457,943
IT services: 0.83%
TNS, Inc.*	59,800	1,042,912
Machinery: 1.31%
Bucyrus International, Inc.	34,600	1,641,770
Media: 1.10%
National CineMedia, Inc.	83,200	1,386,112
Metals & mining: 0.65%
Steel Dynamics, Inc.	62,400	823,056
Oil, gas & consumable fuels: 3.56%
SM Energy Co.	51,500	2,068,240
Whiting Petroleum Corp.*	30,700	2,407,494
		4,475,734
Paper & forest products: 0.26%
Schweitzer-Mauduit International, Inc.	6,400	322,880
Pharmaceuticals: 3.13%
MAP Pharmaceuticals, Inc.*[1]	58,470	767,126
Nektar Therapeutics*	81,400	984,940
Salix Pharmaceuticals Ltd.*	28,300	1,104,549
Viropharma, Inc.*	95,800	1,073,918
		3,930,533
Real estate investment trust (REIT): 2.11%
BioMed Realty Trust, Inc.	42,400	682,216
DuPont Fabros Technology, Inc.	44,100	1,083,096
Franklin Street Properties Corp.	75,600	892,836
		2,658,148
Road & rail: 3.04%
Knight Transportation, Inc.	88,000	1,781,120
Landstar System, Inc.	52,300	2,039,177
		3,820,297

	Shares	Value
Semiconductors & semiconductor equipment: 8.92%
Atheros Communications, Inc.*	23,800	$655,452
Cavium Networks, Inc.*	70,700	1,851,633
Cirrus Logic, Inc.*	183,300	2,897,973
Cymer, Inc.*	33,800	1,015,352
MaxLinear, Inc., Class A*[1]	28,200	394,236
Mellanox Technologies Ltd.*	58,892	1,289,735
Skyworks Solutions, Inc.*	90,100	1,512,779
Veeco Instruments, Inc.*	46,700	1,600,876
		11,218,036
Software: 10.29%
ArcSight, Inc.*	72,716	1,628,111
AsiaInfo Holdings, Inc.*[1]	74,800	1,635,128
Factset Research Systems, Inc.	26,000	1,741,740
NICE Systems Ltd. ADR*	63,300	1,613,517
Radiant Systems, Inc.*	104,200	1,506,732
Rovi Corp.*	63,200	2,395,912
Sourcefire, Inc.*	31,055	590,045
Ultimate Software Group, Inc.*	55,404	1,820,576
		12,931,761
Specialty retail: 3.92%
Chico's FAS, Inc.	133,700	1,320,956
Children's Place Retail Stores, Inc.*	21,300	937,626
Talbots, Inc.*[1]	144,400	1,488,764
Wet Seal, Inc., Class A*	322,800	1,178,220
		4,925,566
Textiles, apparel & luxury goods: 1.68%
Phillips-Van Heusen Corp.	45,700	2,114,539
Total common stocks (cost $104,775,481)		124,381,417
Short-term investment: 1.66%
Investment company: 1.66%
UBS Cash Management Prime Relationship Fund,0.207%[2,3] (cost $2,089,534)	2,089,534	2,089,534
Investment of cash collateral from securities loaned: 5.39%
UBS Private Money Market Fund LLC, 0.010% [2,3] (cost $6,773,043)	6,773,043	6,773,043
Total investments: 105.98% (cost $113,638,058)		133,243,994
Liabilities, in excess of cash and other assets: (5.98)%		(7,523,274)
Net assets: 100.00%		$125,720,720

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2010

Concluded

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $114,105,761; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,171,776
Gross unrealized depreciation	(6,033,543)
Net unrealized appreciation of investments	$19,138,233

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2010.

2  Investment in affiliated investment company. See notes to financial statements for additional information.

3  The rate shown reflects the yield at June 30, 2010.

ADR  American depositary receipt

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$124,381,417	$—	—	$124,381,417
Short-term investment	—	2,089,534	—	2,089,534
Investment of cash collateral from securities loaned	—	6,773,043	—	6,773,043
Total	$124,381,417	$8,862,577	—	$133,243,994

At June 30, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2010 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

June 30, 2010 (unaudited)

		Beginning account value January 1, 2010	Ending account value June 30, 2010	Expenses paid during period* 01/01/10 – 06/30/10	Expense ratio during period
UBS Global Equity Fund
Class A	Actual	$1,000.00	$884.70	$7.01	1.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50	1.50
Class B	Actual	1,000.00	881.90	10.50	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.64	11.23	2.25
Class C	Actual	1,000.00	882.10	10.50	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.64	11.23	2.25
Class Y	Actual	1,000.00	887.50	5.38	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
UBS International Equity Fund
Class A	Actual	1,000.00	886.20	5.89	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26
Class B	Actual	1,000.00	883.50	9.39	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01
Class C	Actual	1,000.00	882.70	9.38	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01
Class Y	Actual	1,000.00	887.80	4.73	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
UBS U.S. Equity Alpha Fund
Class A	Actual	1,000.00	885.10	10.56	2.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.59	11.28	2.26
Class C	Actual	1,000.00	881.70	14.04	3.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.87	15.00	3.01
Class Y	Actual	1,000.00	885.10	9.35	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2010 (unaudited)

		Beginning account value January 1, 2010	Ending account value June 30, 2010	Expenses paid during period* 01/01/10 – 06/30/10	Expense ratio during period
UBS U.S. Large Cap Equity Fund
Class A	Actual	$1,000.00	$917.50	$5.71	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	914.40	9.26	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class C	Actual	1,000.00	914.30	9.26	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	918.90	4.52	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Large Cap Value Equity Fund
Class A	Actual	1,000.00	908.00	5.68	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	904.30	9.21	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class C	Actual	1,000.00	902.80	9.20	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	908.50	4.50	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2010 (unaudited)

		Beginning account value January 1, 2010	Ending account value June 30, 2010	Expenses paid during period* 01/01/10 – 06/30/10	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,007.60	$6.97	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class B	Actual	1,000.00	1,004.10	10.68	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class C	Actual	1,000.00	1,005.10	10.69	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,009.20	5.73	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial statements

Statement of assets and liabilities

June 30, 2010

	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$105,274,544	$21,194,480	$51,383,273
Affiliated issuers	760,855	722,032	443,436
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	2,220,517	471,729	—
Foreign currency, at cost	609,836	235,928	—
	$108,865,752	$22,624,169	$51,826,709
Investments, at value:
Unaffiliated issuers	$110,332,033	$25,599,952	$52,121,942
Affiliated issuers	760,855	722,032	443,436
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	2,220,517	471,729	—
Foreign currency, at value	612,289	236,706	—
Cash	—	—	8
Receivables:
Investment securities sold	3,371,920	1,103,380	351,427
Dividends	427,351	87,283	44,257
Foreign tax reclaims	315,704	103,500	—
Interest	196	221	141
Fund shares sold	—	10,905	10,022
Variation margin	—	—	—
Cash collateral for futures contracts	—	—	—
Cash collateral for securities sold short	—	—	165,725
Unrealized appreciation on forward foreign currency contracts	260,453	102,876	—
Other assets	44,592	3,611	2,972
Total assets	118,345,910	28,442,195	53,139,930
Liabilities:
Payables:
Investment securities purchased	3,906,488	1,029,558	619,885
Cash collateral from securities loaned	2,220,517	471,729	—
Fund shares redeemed	378,249	118,725	327,675
Investment advisory and administration fee	73,252	26,698	40,310
Distribution and service fees	32,621	2,408	11,092
Custody and fund accounting fees	10,502	8,441	10,834
Dividends payable for securities sold short	—	—	7,362
Accrued expenses	131,559	75,580	85,091
Securities sold short, at value[2]	—	—	10,157,348
Unrealized depreciation on forward foreign currency contracts	153,722	36,683	—
Total liabilities	6,906,910	1,769,822	11,259,597
Net assets	$111,439,000	$26,672,373	$41,880,333

1  The market value of securities loaned by UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Small Cap Growth Fund as of June 30, 2010 was $2,061,821, $444,115 and $6,334,868, respectively.

2  Proceeds from securities sold short by UBS U.S. Equity Alpha Fund were $9,054,628.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$201,701,376	$51,057,658	$104,775,481
Affiliated issuers	5,489,875	2,293,816	2,089,534
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	6,773,043
Foreign currency, at cost	—	—	—
	$207,191,251	$53,351,474	$113,638,058
Investments, at value:
Unaffiliated issuers	$210,843,364	$46,748,545	$124,381,417
Affiliated issuers	5,489,875	2,293,816	2,089,534
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—	6,773,043
Foreign currency, at value	—	—	—
Cash	120	—	—
Receivables:
Investment securities sold	1,317,737	—	1,122,229
Dividends	180,852	39,080	21,273
Foreign tax reclaims	—	—	—
Interest	656	114	926
Fund shares sold	40,081	983	293,667
Variation margin	243,900	—	—
Cash collateral for futures contracts	3	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	7,062	1,567	5,239
Total assets	218,123,650	49,084,105	134,687,328
Liabilities:
Payables:
Investment securities purchased	1,401,460	1,281,418	1,133,144
Cash collateral from securities loaned	—	—	6,773,043
Fund shares redeemed	871,340	177,908	776,310
Investment advisory and administration fee	183,446	9,458	151,282
Distribution and service fees	8,583	13,329	8,468
Custody and fund accounting fees	14,877	6,667	9,120
Dividends payable for securities sold short	—	—	—
Accrued expenses	134,709	84,885	115,241
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	2,614,415	1,573,665	8,966,608
Net assets	$215,509,235	$47,510,440	$125,720,720

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)

June 30, 2010

	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund[1]
Net assets consist of:
Beneficial interest	$154,828,628	$40,565,448	$71,700,314
Accumulated undistributed net investment income	2,912,230	872,408	—
Accumulated net realized loss	(51,486,004)	(19,258,233)	(29,455,930)
Net unrealized appreciation (depreciation)	5,184,146	4,492,750	(364,051)
Net assets	$111,439,000	$26,672,373	$41,880,333
Class A:
Net assets	$64,979,350	$6,874,801	$22,938,252
Shares outstanding	6,271,344	1,038,180	3,273,615
Net asset value and redemption proceeds per share	$10.36	$6.62	$7.01
Offering price per share (NAV per share plus maximum sales charge)[2]	$10.96	$7.01	$7.42
Class B:
Net assets	$733,143	$207,509	N/A
Shares outstanding	72,741	31,429	N/A
Net asset value and offering price per share	$10.08	$6.60	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$9.58	$6.27	N/A
Class C:
Net assets	$20,499,132	$865,824	$6,810,294
Shares outstanding	2,061,285	133,744	982,717
Net asset value and offering price per share	$9.94	$6.47	$6.93
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$9.84	$6.41	$6.86
Class Y:
Net assets	$25,227,375	$18,724,239	$12,131,787
Shares outstanding	2,368,799	2,814,491	1,730,224
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$10.65	$6.65	$7.01

1  UBS U.S. Equity Alpha Fund does not offer Class B Shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$432,662,406	$75,331,020	$178,228,844
Accumulated undistributed net investment income	1,697,631	424,833	52,994
Accumulated net realized loss	(227,818,148)	(23,936,300)	(72,167,054)
Net unrealized appreciation (depreciation)	8,967,346	(4,309,113)	19,605,936
Net assets	$215,509,235	$47,510,440	$125,720,720
Class A:
Net assets	$23,164,347	$41,012,373	$28,585,788
Shares outstanding	1,810,702	7,699,814	2,696,289
Net asset value and redemption proceeds per share	$12.79	$5.33	$10.60
Offering price per share (NAV per share plus maximum sales charge)[2]	$13.53	$5.64	$11.22
Class B:
Net assets	$169,937	$94,157	$73,616
Shares outstanding	13,596	17,798	7,443
Net asset value and offering price per share	$12.50	$5.29	$9.89
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$11.87	$5.03	$9.40
Class C:
Net assets	$3,538,580	$4,888,908	$2,336,029
Shares outstanding	286,005	939,857	236,737
Net asset value and offering price per share	$12.37	$5.20	$9.87
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$12.25	$5.15	$9.77
Class Y:
Net assets	$188,636,371	$1,515,002	$94,725,287
Shares outstanding	14,613,154	282,450	8,611,712
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$12.91	$5.36	$11.00

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations

For the year ended June 30, 2010

	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund
Investment income:
Dividends	$2,944,191	$1,065,862	$1,869,155
Interest and other	485	—	—
Affiliated interest	2,435	3,072	1,659
Securities lending-net	12,060	6,005	—
Foreign tax withheld	(86,940)	(56,325)	—
Total income	2,872,231	1,018,614	1,870,814
Expenses:
Advisory and administration	1,231,522	473,746	946,849
Service and distribution:
Class A	194,786	20,210	78,802
Class B	10,037	2,448	—
Class C	246,747	10,170	88,083
Transfer agency and related service fees:
Class A	148,052	6,984	22,908
Class B	1,736	331	—
Class C	58,053	1,395	13,487
Class Y	26,314	74,435	33,342
Custodian and fund accounting	86,008	73,284	66,728
Federal and state registration	57,537	57,774	41,881
Professional services	100,012	96,995	95,975
Shareholder reports	102,744	3,817	6,868
Trustees	27,505	21,452	23,456
Interest expense	—	2,441	366
Dividend expense and security loan fees for securities sold short	—	—	653,144
Other	36,157	24,435	15,957
Total expenses	2,327,210	869,917	2,087,846
Fee waivers and/or expense reimbursements by Advisor	(57,916)	(293,690)	(166,989)
Net expenses	2,269,294	576,227	1,920,857
Net investment income (loss)	602,937	442,387	(50,043)
Net realized gain (loss) on:
Investments in unaffiliated issuers	23,189,255	19,705,320	34,354,522
Investments in affiliated issuers	2,715,626	—	—
Futures contracts	—	—	—
Securities sold short	—	—	(3,543,953)
Forward foreign currency contracts	1,166,974	170,277	—
Foreign currency transactions	69,850	(68,767)	—
Net realized gain (loss)	27,141,705	19,806,830	30,810,569
Change in net unrealized appreciation (depreciation) on:
Investments	(3,929,665)	(9,300,704)	(6,041,431)
Futures contracts	—	—	—
Securities sold short	—	—	(618,178)
Forward foreign currency contracts	678,010	302,085	—
Translation of other assets and liabilities denominated in foreign currency	(5,145)	(4,350)	—
Change in net unrealized appreciation (depreciation)	(3,256,800)	(9,002,969)	(6,659,609)
Net realized and unrealized gain	23,884,905	10,803,861	24,150,960
Net increase in net assets resulting from operations	$24,487,842	$11,246,248	$24,100,917

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$4,230,042	$1,134,917	$625,479
Interest and other	—	—	—
Affiliated interest	7,296	1,127	5,658
Securities lending-net	3	19	49,099
Foreign tax withheld	—	—	—
Total income	4,237,341	1,136,063	680,236
Expenses:
Advisory and administration	1,969,755	433,707	1,556,273
Service and distribution:
Class A	78,095	119,480	91,814
Class B	2,141	1,828	1,242
Class C	44,336	58,172	25,735
Transfer agency and related service fees:
Class A	52,085	64,068	95,474
Class B	402	725	1,008
Class C	5,330	10,718	10,444
Class Y	174,166	6,048	152,328
Custodian and fund accounting	97,326	40,668	64,904
Federal and state registration	57,760	42,916	49,196
Professional services	88,511	93,468	86,011
Shareholder reports	26,963	40,793	28,859
Trustees	34,336	21,734	28,472
Interest expense	394	—	76
Dividend expense and security loan fees for securities sold short	—	—	—
Other	35,047	12,682	25,559
Total expenses	2,666,647	947,007	2,217,395
Fee waivers and/or expense reimbursements by Advisor	(127,664)	(236,192)	(163,816)
Net expenses	2,538,983	710,815	2,053,579
Net investment income (loss)	1,698,358	425,248	(1,373,343)
Net realized gain (loss) on:
Investments in unaffiliated issuers	23,381,165	(1,295,466)	15,023,871
Investments in affiliated issuers	—	—	—
Futures contracts	363,380	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	23,744,545	(1,295,466)	15,023,871
Change in net unrealized appreciation (depreciation) on:
Investments	13,690,529	6,741,046	24,224,475
Futures contracts	(182,700)	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation (depreciation)	13,507,829	6,741,046	24,224,475
Net realized and unrealized gain	37,252,374	5,445,580	39,248,346
Net increase in net assets resulting from operations	$38,950,732	$5,870,828	$37,875,003

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Global Equity Fund		UBS International Equity Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$602,937	$2,199,037	$442,387	$1,659,840
Net realized gain (loss)	27,141,705	(69,569,439)	19,806,830	(35,631,181)
Change in net unrealized appreciation (depreciation)	(3,256,800)	(18,101,984)	(9,002,969)	(10,960,573)
Net increase (decrease) in net assets from operations	24,487,842	(85,472,386)	11,246,248	(44,931,914)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,823,227)	(4,842,626)	(502,754)	(231,657)
Net realized gain	—	—	—	(760,618)
Total Class A dividends and distributions	(1,823,227)	(4,842,626)	(502,754)	(992,275)
Class B:
Net investment income and net foreign currency gains	(16,105)	(128,499)	(14,771)	—
Net realized gain	—	—	—	(6,885)
Total Class B dividends and distributions	(16,105)	(128,499)	(14,771)	(6,885)
Class C:
Net investment income and net foreign currency gains	(531,429)	(1,311,744)	(58,439)	(11,121)
Net realized gain	—	—	—	(94,172)
Total Class C dividends and distributions	(531,429)	(1,311,744)	(58,439)	(105,293)
Class Y:
Net investment income and net foreign currency gains	(1,055,564)	(6,370,482)	(2,971,270)	(2,441,800)
Net realized gain	—	—	—	(6,407,652)
Total Class Y dividends and distributions	(1,055,564)	(6,370,482)	(2,971,270)	(8,849,452)
Decrease in net assets from dividends and distributions	(3,426,325)	(12,653,351)	(3,547,234)	(9,953,905)
Beneficial interest transactions:
Proceeds from shares sold	5,126,587	37,961,057	5,021,294	46,338,330
Shares issued on reinvestment of dividends and distributions	3,259,302	12,106,041	3,488,259	9,877,838
Cost of shares redeemed	(80,709,652)	(110,911,845)	(65,141,997)	(74,614,879)
Redemption fees	2,824	47,416	42	21,033
Net increase (decrease) in net assets resulting from beneficial interest transactions	(72,320,939)	(60,797,331)	(56,632,402)	(18,377,678)
Increase (decrease) in net assets	(51,259,422)	(158,923,068)	(48,933,388)	(73,263,497)
Net assets, beginning of year	162,698,422	321,621,490	75,605,761	148,869,258
Net assets, end of year	$111,439,000	$162,698,422	$26,672,373	$75,605,761
Net assets include accumulated undistributed net investment income	$2,912,230	$3,923,331	$872,408	$3,794,827

The UBS Funds

Financial statements

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(50,043)	$325,175	$1,698,358	$5,953,983
Net realized gain (loss)	30,810,569	(55,013,005)	23,744,545	(235,188,832)
Change in net unrealized appreciation (depreciation)	(6,659,609)	29,628,558	13,507,829	19,293,729
Net increase (decrease) in net assets from operations	24,100,917	(25,059,272)	38,950,732	(209,941,120)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	(576,077)	(615,929)	(305,532)
Net realized gain	—	—	—	(1,595,416)
Total Class A dividends and distributions	—	(576,077)	(615,929)	(1,900,948)
Class B:
Net investment income and net foreign currency gains	—	—	(1,397)	(623)
Net realized gain	—	—	—	(13,791)
Total Class B dividends and distributions	—	—	(1,397)	(14,414)
Class C:
Net investment income and net foreign currency gains	—	—	(72,171)	(12,672)
Net realized gain	—	—	—	(163,602)
Total Class C dividends and distributions	—	—	(72,171)	(176,274)
Class Y:
Net investment income and net foreign currency gains	—	(110,609)	(5,270,317)	(3,820,205)
Net realized gain	—	—	—	(12,193,390)
Total Class Y dividends and distributions	—	(110,609)	(5,270,317)	(16,013,595)
Decrease in net assets from dividends and distributions	—	(686,686)	(5,959,814)	(18,105,231)
Beneficial interest transactions:
Proceeds from shares sold	7,197,109	117,825,079	27,903,444	93,811,450
Shares issued on reinvestment of dividends and distributions	—	666,293	5,904,189	17,806,087
Cost of shares redeemed	(127,363,698)	(80,103,113)	(108,531,808)	(369,797,169)
Redemption fees	1,582	13,594	31,717	58,778
Net increase (decrease) in net assets resulting from beneficial interest transactions	(120,165,007)	38,401,853	(74,692,458)	(258,120,854)
Increase (decrease) in net assets	(96,064,090)	12,655,895	(41,701,540)	(486,167,205)
Net assets, beginning of year	137,944,423	125,288,528	257,210,775	743,377,980
Net assets, end of year	$41,880,333	$137,944,423	$215,509,235	$257,210,775
Net assets include accumulated undistributed net investment income	$—	$—	$1,697,631	$5,959,087

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (cont'd)

	UBS U.S. Large Cap Value Equity Fund
	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$425,248	$1,136,742
Net realized gain (loss)	(1,295,466)	(21,689,579)
Change in net unrealized appreciation (depreciation)	6,741,046	(6,462,189)
Net increase (decrease) in net assets from operations	5,870,828	(27,015,026)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,002,633)	(516,748)
Net realized gain	—	(7,453,614)
Total Class A dividends and distributions	(1,002,633)	(7,970,362)
Class B:
Net investment income and net foreign currency gains	(896)	(2,141)
Net realized gain	—	(60,577)
Total Class B dividends and distributions	(896)	(62,718)
Class C:
Net investment income and net foreign currency gains	(78,334)	(22,232)
Net realized gain	—	(925,371)
Total Class C dividends and distributions	(78,334)	(947,603)
Class Y:
Net investment income and net foreign currency gains	(54,618)	(27,994)
Net realized gain	—	(332,468)
Total Class Y dividends and distributions	(54,618)	(360,462)
Decrease in net assets from dividends and distributions	(1,136,481)	(9,341,145)
Beneficial interest transactions:
Proceeds from shares sold	749,584	1,979,114
Shares issued on reinvestment of dividends and distributions	1,014,890	8,347,989
Cost of shares redeemed	(10,789,645)	(17,119,519)
Redemption fees	364	1,154
Net decrease in net assets resulting from beneficial interest transactions	(9,024,807)	(6,791,262)
Decrease in net assets	(4,290,460)	(43,147,433)
Net assets, beginning of year	51,800,900	94,948,333
Net assets, end of year	$47,510,440	$51,800,900
Net assets include accumulated undistributed net investment income	$424,833	$1,136,066

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(1,373,343)	$(961,914)
Net realized gain (loss)	15,023,871	(87,081,406)
Change in net unrealized appreciation (depreciation)	24,224,475	(36,741,700)
Net increase (decrease) in net assets from operations	37,875,003	(124,785,020)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(3,056)
Total Class A dividends and distributions	—	(3,056)
Class B:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(19)
Total Class B dividends and distributions	—	(19)
Class C:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(187)
Total Class C dividends and distributions	—	(187)
Class Y:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	(8,114)
Total Class Y dividends and distributions	—	(8,114)
Decrease in net assets from dividends and distributions	—	(11,376)
Beneficial interest transactions:
Proceeds from shares sold	29,302,395	50,736,468
Shares issued on reinvestment of dividends and distributions	—	10,729
Cost of shares redeemed	(119,644,217)	(119,932,435)
Redemption fees	19,963	21,887
Net decrease in net assets resulting from beneficial interest transactions	(90,321,859)	(69,163,351)
Decrease in net assets	(52,446,856)	(193,959,747)
Net assets, beginning of year	178,167,576	372,127,323
Net assets, end of year	$125,720,720	$178,167,576
Net assets include accumulated undistributed net investment income	$52,994	$41,825

See accompanying notes to financial statements.

UBS Global Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.46	$13.54	$15.47	$12.99	$11.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.10	0.15	0.13	0.11
Net realized and unrealized gain (loss) from investment activities	1.12	(3.57)	(2.08)	2.47	1.32
Total income (loss) from investment operations	1.17	(3.47)	(1.93)	2.60	1.43
Less dividends/distributions:
From net investment income	(0.27)	(0.61)	—	(0.12)	(0.07)
Net asset value, end of year	$10.36	$9.46	$13.54	$15.47	$12.99
Total investment return[2]	12.05%	(24.86)%	(12.48)%	20.11%	12.35%
Ratios/supplemental data:
Net assets, end of year (000's)	$64,979	$72,280	$117,601	$168,208	$173,052
Ratio of expenses to average net assets:
Before expense reimbursement	1.55%	1.48%	1.31%	1.35%	1.37%
After expense reimbursement	1.50%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.47%	1.10%	0.98%	0.91%	0.88%
Portfolio turnover rate	83%	76%	66%	32%	48%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.22	$13.13	$15.11	$12.69	$11.39
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.02	0.02	0.01	0.02
Net realized and unrealized gain (loss) from investment activities	1.09	(3.43)	(2.00)	2.43	1.28
Total income (loss) from investment operations	1.05	(3.41)	(1.98)	2.44	1.30
Less dividends/distributions:
From net investment income	(0.19)	(0.50)	—	(0.02)	—
Net asset value, end of year	$10.08	$9.22	$13.13	$15.11	$12.69
Total investment return[2]	11.27%	(25.39)%	(13.10)%	19.25%	11.41%
Ratios/supplemental data:
Net assets, end of year (000's)	$733	$1,254	$3,814	$7,439	$13,672
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.27%	2.25%	2.05%	2.17%	2.35%
After expense reimbursement/recoupment	2.25%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.34)%	0.26%	0.17%	0.10%	0.13%
Portfolio turnover rate	83%	76%	66%	32%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the manager on behalf of the Fund, not to exceed the expense cap in effect at the time of reimbursement.

UBS Global Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.13	$13.05	$15.02	$12.65	$11.35
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss) from investment activities	1.07	(3.44)	(2.00)	2.42	1.28
Total income (loss) from investment operations	1.04	(3.41)	(1.97)	2.44	1.30
Less dividends/distributions:
From net investment income	(0.23)	(0.51)	—	(0.07)	—
Net asset value, end of year	$9.94	$9.13	$13.05	$15.02	$12.65
Total investment return[2]	11.29%	(25.46)%	(13.12)%	19.28%	11.45%
Ratios/supplemental data:
Net assets, end of year (000's)	$20,499	$22,519	$35,900	$52,378	$56,836
Ratio of expenses to average net assets:
Before expense reimbursement	2.34%	2.30%	2.11%	2.14%	2.20%
After expense reimbursement	2.25%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.28)%	0.34%	0.23%	0.16%	0.13%
Portfolio turnover rate	83%	76%	66%	32%	48%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.69	$13.84	$15.78	$13.23	$11.83
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.13	0.19	0.17	0.15
Net realized and unrealized gain (loss) from investment activities	1.16	(3.63)	(2.13)	2.52	1.34
Total income (loss) from investment operations	1.24	(3.50)	(1.94)	2.69	1.49
Less dividends/distributions:
From net investment income	(0.28)	(0.65)	—	(0.14)	(0.09)
Net asset value, end of year	$10.65	$9.69	$13.84	$15.78	$13.23
Total investment return[2]	12.51%	(24.52)%	(12.29)%	20.44%	12.67%
Ratios/supplemental data:
Net assets, end of year (000's)	$25,227	$66,646	$164,307	$180,027	$180,990
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.15%	1.08%	0.96%	0.99%	0.99%
After expense reimbursement/recoupment	1.15%	1.00%	1.00%[3]	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	0.67%	1.27%	1.29%	1.16%	1.14%
Portfolio turnover rate	83%	76%	66%	32%	48%

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.48	$9.97	$12.99	$10.98	$9.48
Income (loss) from investment operations:
Net investment income[1]	0.06	0.10	0.17	0.17	0.16
Net realized and unrealized gain (loss) from investment activities	0.54	(2.89)	(1.83)	2.47	1.81
Total income (loss) from investment operations	0.60	(2.79)	(1.66)	2.64	1.97
Less dividends/distributions:
From net investment income	(0.46)	(0.16)	(0.20)	(0.11)	(0.10)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends/distributions	(0.46)	(0.70)	(1.36)	(0.63)	(0.47)
Net asset value, end of year	$6.62	$6.48	$9.97	$12.99	$10.98
Total investment return[2]	8.65%	(26.75)%	(13.93)%	24.84%	20.93%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,875	$7,809	$17,023	$26,564	$23,539
Ratio of expenses to average net assets:
Before expense reimbursement	1.76%	1.57%	1.32%	1.38%[3]	1.48%
After expense reimbursement	1.25%	1.25%	1.25%	1.26%[3]	1.25%
Ratio of net investment income to average net assets	0.83%	1.50%	1.43%	1.42%	1.52%
Portfolio turnover rate	71%	124%	55%	72%	69%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.49	$9.79	$12.81	$10.82	$9.34
Income (loss) from investment operations:
Net investment income[1]	0.01	0.06	0.08	0.06	0.08
Net realized and unrealized gain (loss) from investment activities	0.54	(2.82)	(1.79)	2.46	1.77
Total income (loss) from investment operations	0.55	(2.76)	(1.71)	2.52	1.85
Less dividends/distributions:
From net investment income	(0.44)	—	(0.15)	(0.01)	—
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends/distributions	(0.44)	(0.54)	(1.31)	(0.53)	(0.37)
Net asset value, end of year	$6.60	$6.49	$9.79	$12.81	$10.82
Total investment return[2]	7.85%	(27.30)%	(14.55)%	23.97%	19.86%
Ratios/supplemental data:
Net assets, end of year (000's)	$208	$218	$324	$555	$732
Ratio of expenses to average net assets:
Before expense reimbursement	2.56%	2.52%	2.25%	2.25%[3]	2.22%
After expense reimbursement	2.00%	2.00%	2.00%	2.01%[3]	2.00%
Ratio of net investment income to average net assets	0.08%	0.93%	0.67%	0.51%	0.77%
Portfolio turnover rate	71%	124%	55%	72%	69%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Includes interest expense of 0.01%.

UBS International Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.34	$9.69	$12.71	$10.76	$9.30
Income (loss) from investment operations:
Net investment income[1]	0.01	0.05	0.09	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	0.53	(2.80)	(1.79)	2.42	1.77
Total income (loss) from investment operations	0.54	(2.75)	(1.70)	2.50	1.85
Less dividends/distributions:
From net investment income	(0.41)	(0.06)	(0.16)	(0.03)	(0.02)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends/distributions	(0.41)	(0.60)	(1.32)	(0.55)	(0.39)
Net asset value, end of year	$6.47	$6.34	$9.69	$12.71	$10.76
Total investment return[2]	7.86%	(27.33)%	(14.51)%	23.85%	19.93%
Ratios/supplemental data:
Net assets, end of year (000's)	$866	$914	$1,949	$2,576	$2,412
Ratio of expenses to average net assets:
Before expense reimbursement	2.56%	2.38%	2.13%	2.16%[3]	2.17%
After expense reimbursement	2.00%	2.00%	2.00%	2.01%[3]	2.01%
Ratio of net investment income to average net assets	0.10%	0.75%	0.75%	0.66%	0.77%
Portfolio turnover rate	71%	124%	55%	72%	69%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$6.51	$10.05	$13.07	$11.04	$9.55
Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.21	0.20	0.19
Net realized and unrealized gain (loss) from investment activities	0.57	(2.91)	(1.85)	2.49	1.79
Total income (loss) from investment operations	0.63	(2.79)	(1.64)	2.69	1.98
Less dividends/distributions:
From net investment income	(0.49)	(0.21)	(0.22)	(0.14)	(0.12)
From net realized gains	—	(0.54)	(1.16)	(0.52)	(0.37)
Total dividends/distributions	(0.49)	(0.75)	(1.38)	(0.66)	(0.49)
Net asset value, end of year	$6.65	$6.51	$10.05	$13.07	$11.04
Total investment return[2]	8.94%	(26.62)%	(13.63)%	24.83%	21.22%
Ratios/supplemental data:
Net assets, end of year (000's)	$18,724	$66,665	$129,573	$172,150	$147,397
Ratio of expenses to average net assets:
Before expense reimbursement	1.55%	1.42%	1.13%	1.16%[3]	1.19%
After expense reimbursement	1.00%	1.00%	1.00%	1.01%[3]	1.00%
Ratio of net investment income to average net assets	0.84%	1.81%	1.79%	1.63%	1.77%
Portfolio turnover rate	71%	124%	55%	72%	69%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended June 30,
	2010	2009	2008	2007[3]
Net asset value, beginning of period	$6.31	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	0.71	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	0.70	(2.44)	(2.05)	1.57
Less dividends/distributions:
From net investment income	—	(0.07)	(0.03)	(0.01)
From net realized gains	—	—	(0.65)	(0.01)
Total dividends/distributions	—	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$7.01	$6.31	$8.82	$11.55
Total investment return[2]	11.09%	(27.52)%	(18.49)%	15.73%
Ratios/supplemental data:
Net assets, end of period (000's)	$22,938	$33,137	$93,344	$187,444
Ratio of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.44%	2.47%	1.93%	1.93%[4]
After expense reimbursement and dividend expense and security loan fees for securities sold short	2.24%	2.24%	1.93%	1.88%[4]
After expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%[4]
Ratio of net investment income (loss) to average net assets	(0.10)%	0.63%	0.47%	0.30%[4]
Portfolio turnover rate	130%	154%	72%	81%

	Class Y
	Year ended June 30,			For the period ended June 30,
	2010	2009	2008	2007[3]
Net asset value, beginning of period	$6.30	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[5]	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	0.70	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	0.71	(2.41)	(2.02)	1.58
Less dividends/distributions:
From net investment income	—	(0.11)	(0.06)	(0.02)
From net realized gains	—	—	(0.65)	(0.01)
Total dividends/distributions	—	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$7.01	$6.30	$8.82	$11.55
Total investment return[2]	11.27%	(27.22)%	(18.34)%	15.88%
Ratios/supplemental data:
Net assets, end of period (000's)	$12,132	$95,804	$9,121	$5,405
Ratio of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.16%	2.33%	1.70%	1.67%[4]
After expense reimbursement and dividend expense and security loan fees for securities sold short	2.00%	2.25%	1.70%	1.67%[4]
After expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average net assets	0.12%	0.07%	0.74%	0.43%[4]
Portfolio turnover rate	130%	154%	72%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

4  Annualized.

5  Amount represents less than $0.005 per share.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Year ended June 30,			For the period ended June 30,
	2010	2009	2008	2007[3]
Net asset value, beginning of period	$6.29	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	0.70	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	0.64	(2.45)	(2.11)	1.51
Less dividends/distributions:
From net investment income	—	—	—	—
From net realized gains	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	(0.65)	(0.01)
Net asset value, end of period	$6.93	$6.29	$8.74	$11.50
Total investment return[2]	10.18%	(28.03)%	(19.11)%	15.12%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,810	$9,003	$22,823	$42,750
Ratio of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	3.27%	3.30%	2.74%	2.72%[4]
After expense reimbursement and dividend expense and security loan fees for securities sold short	2.98%	2.99%	2.68%	2.64%[4]
After expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%[4]
Ratio of net investment income (loss) to average net assets	(0.85)%	(0.12)%	(0.28)%	(0.44)%[4]
Portfolio turnover rate	130%	154%	72%	81%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.48	$16.63	$21.19	$18.24	$17.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.13	0.16	0.15	0.10
Net realized and unrealized gain (loss) from investment activities	1.54	(4.84)	(3.68)	3.52	1.39
Total income (loss) from investment operations	1.60	(4.71)	(3.52)	3.67	1.49
Less dividends/distributions:
From net investment income	(0.29)	(0.07)	(0.16)	(0.10)	(0.11)
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends/distributions	(0.29)	(0.44)	(1.04)	(0.72)	(0.52)
Net asset value, end of year	$12.79	$11.48	$16.63	$21.19	$18.24
Total investment return[2]	13.75%	(28.04)%	(17.17)%	20.39%	8.62%
Ratios/supplemental data:
Net assets, end of year (000's)	$23,164	$34,406	$90,558	$158,138	$88,968
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.33%	1.28%	1.16%	1.18%	1.20%
After expense reimbursement/recoupment	1.20%	1.28%	1.16%	1.18%	1.24%[4]
Ratio of net investment income (loss) to average net assets	0.47%	1.05%	0.83%	0.75%	0.54%
Portfolio turnover rate	50%	62%	47%	34%	50%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.14	$16.20	$20.66	$17.84	$16.94
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.04	0.01	0.00[3]	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.49	(4.71)	(3.58)	3.44	1.35
Total income (loss) from investment operations	1.45	(4.67)	(3.57)	3.44	1.31
Less dividends/distributions:
From net investment income	(0.09)	(0.02)	(0.01)	—	—
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends/distributions	(0.09)	(0.39)	(0.89)	(0.62)	(0.41)
Net asset value, end of year	$12.50	$11.14	$16.20	$20.66	$17.84
Total investment return[2]	12.96%	(28.61)%	(17.79)%	19.50%	7.73%
Ratios/supplemental data:
Net assets, end of year (000's)	$170	$265	$635	$870	$989
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.10%	2.02%	1.93%	1.95%	1.92%
After expense reimbursement/recoupment	1.95%	2.02%	1.93%	1.95%	2.01%[4]
Ratio of net investment income (loss) to average net assets	(0.28)%	0.33%	0.07%	(0.01)%	(0.23)%
Portfolio turnover rate	50%	62%	47%	34%	50%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap in effect at the time of reimbursement.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.14	$16.21	$20.66	$17.83	$16.93
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.04	0.02	0.00[3]	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.50	(4.71)	(3.59)	3.45	1.36
Total income (loss) from investment operations	1.46	(4.67)	(3.57)	3.45	1.32
Less dividends/distributions:
From net investment income	(0.23)	(0.03)	—	—	(0.01)
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends/distributions	(0.23)	(0.40)	(0.88)	(0.62)	(0.42)
Net asset value, end of year	$12.37	$11.14	$16.21	$20.66	$17.83
Total investment return[2]	12.92%	(28.57)%	(17.76)%	19.56%	7.79%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,539	$4,719	$6,382	$10,591	$5,977
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.01%	1.96%	1.91%	1.92%	1.96%
After expense reimbursement/recoupment	1.95%	1.96%	1.91%	1.92%	1.98%[4]
Ratio of net investment income (loss) to average net assets	(0.28)%	0.35%	0.09%	0.01%	(0.20)%
Portfolio turnover rate	50%	62%	47%	34%	50%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.62	$16.85	$21.44	$18.43	$17.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.17	0.22	0.21	0.15
Net realized and unrealized gain (loss) from investment activities	1.56	(4.91)	(3.72)	3.56	1.40
Total income (loss) from investment operations	1.66	(4.74)	(3.50)	3.77	1.55
Less dividends/distributions:
From net investment income	(0.37)	(0.12)	(0.21)	(0.14)	(0.13)
From net realized gains	—	(0.37)	(0.88)	(0.62)	(0.41)
Total dividends/distributions	(0.37)	(0.49)	(1.09)	(0.76)	(0.54)
Net asset value, end of year	$12.91	$11.62	$16.85	$21.44	$18.43
Total investment return[2]	14.04%	(27.85)%	(16.87)%	20.73%	8.91%
Ratios/supplemental data:
Net assets, end of year (000's)	$188,636	$217,821	$645,803	$833,023	$543,099
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.99%	0.96%	0.87%	0.89%	0.92%
After expense reimbursement/recoupment	0.95%	0.96%	0.87%	0.89%	0.97%[4]
Ratio of net investment income (loss) to average net assets	0.72%	1.39%	1.13%	1.04%	0.81%
Portfolio turnover rate	50%	62%	47%	34%	50%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$4.94	$8.42	$11.66	$10.54	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.14	0.13	0.11
Net realized and unrealized gain (loss) from investment activities	0.46	(2.66)	(2.25)	2.03	1.12
Total income (loss) from investment operations	0.51	(2.55)	(2.11)	2.16	1.23
Less dividends/distributions:
From net investment income	(0.12)	(0.06)	(0.14)	(0.11)	(0.12)
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends/distributions	(0.12)	(0.93)	(1.13)	(1.04)	(1.17)
Net asset value, end of year	$5.33	$4.94	$8.42	$11.66	$10.54
Total investment return[2]	10.16%	(29.74)%	(19.38)%	21.20%	12.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$41,012	$43,951	$78,989	$113,213	$105,709
Ratio of expenses to average net assets:
Before expense reimbursement	1.61%	1.52%	1.32%	1.29%	1.31%
After expense reimbursement	1.20%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	0.83%	1.89%	1.35%	1.12%	1.07%
Portfolio turnover rate	70%	67%	52%	27%	41%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$4.87	$8.33	$11.50	$10.39	$10.31
Income (loss) from investment operations:
Net investment income[1]	0.00[3]	0.06	0.06	0.04	0.03
Net realized and unrealized gain (loss) from investment activities	0.45	(2.62)	(2.21)	2.00	1.10
Total income (loss) from investment operations	0.45	(2.56)	(2.15)	2.04	1.13
Less dividends/distributions:
From net investment income	(0.03)	(0.03)	(0.03)	—	—
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends/distributions	(0.03)	(0.90)	(1.02)	(0.93)	(1.05)
Net asset value, end of year	$5.29	$4.87	$8.33	$11.50	$10.39
Total investment return[2]	9.18%	(30.23)%	(19.92)%	20.21%	11.25%
Ratios/supplemental data:
Net assets, end of year (000's)	$94	$247	$471	$1,061	$1,978
Ratio of expenses to average net assets:
Before expense reimbursement	2.62%	2.48%	2.17%	2.19%	2.15%
After expense reimbursement	1.95%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.09%	1.14%	0.59%	0.39%	0.32%
Portfolio turnover rate	70%	67%	52%	27%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$4.83	$8.26	$11.42	$10.34	$10.30
Income (loss) from investment operations:
Net investment income[1]	0.00[3]	0.06	0.06	0.04	0.03
Net realized and unrealized gain (loss) from investment activities	0.45	(2.60)	(2.18)	1.99	1.10
Total income (loss) from investment operations	0.45	(2.54)	(2.12)	2.03	1.13
Less dividends/distributions:
From net investment income	(0.08)	(0.02)	(0.05)	(0.02)	(0.04)
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends/distributions	(0.08)	(0.89)	(1.04)	(0.95)	(1.09)
Net asset value, end of year	$5.20	$4.83	$8.26	$11.42	$10.34
Total investment return[2]	9.08%	(30.25)%	(19.83)%	20.24%	11.26%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,889	$5,429	$9,795	$15,919	$15,683
Ratio of expenses to average net assets:
Before expense reimbursement	2.41%	2.33%	2.10%	2.06%	2.08%
After expense reimbursement	1.95%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	0.08%	1.13%	0.60%	0.37%	0.32%
Portfolio turnover rate	70%	67%	52%	27%	41%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$4.97	$8.46	$11.71	$10.58	$10.52
Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.16	0.15	0.14
Net realized and unrealized gain (loss) from investment activities	0.47	(2.67)	(2.25)	2.05	1.12
Total income (loss) from investment operations	0.53	(2.55)	(2.09)	2.20	1.26
Less dividends/distributions:
From net investment income	(0.14)	(0.07)	(0.17)	(0.14)	(0.15)
From net realized gains	—	(0.87)	(0.99)	(0.93)	(1.05)
Total dividends/distributions	(0.14)	(0.94)	(1.16)	(1.07)	(1.20)
Net asset value, end of year	$5.36	$4.97	$8.46	$11.71	$10.58
Total investment return[2]	10.39%	(29.53)%	(19.15)%	21.52%	12.37%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,515	$2,174	$5,694	$9,074	$7,172
Ratio of expenses to average net assets:
Before expense reimbursement	1.50%	1.45%	1.13%	1.06%	1.06%
After expense reimbursement	0.95%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.07%	2.08%	1.60%	1.36%	1.32%
Portfolio turnover rate	70%	67%	52%	27%	41%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.56	$13.31	$15.94	$14.41	$13.65
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.06)	(0.12)	(0.14)	(0.12)
Net realized and unrealized gain (loss) from investment activities	2.14	(4.69)	(1.47)	2.14	1.45
Total income (loss) from investment operations	2.04	(4.75)	(1.59)	2.00	1.33
Less dividends/distributions:
Distributions from net realized gains	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of year	$10.60	$8.56	$13.31	$15.94	$14.41
Total investment return[2]	23.83%	(35.68)%	(10.25)%	14.18%	9.88%
Ratios/supplemental data:
Net assets, end of year (000's)	$28,586	$41,141	$92,759	$149,362	$151,731
Ratio of expenses to average net assets:
Before expense reimbursement	1.60%	1.67%	1.47%	1.65%	1.50%
After expense reimbursement	1.40%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(1.00)%	(0.60)%	(0.81)%	(0.93)%	(0.82)%
Portfolio turnover rate	72%	73%	51%	34%	49%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.05	$12.59	$15.25	$13.91	$13.29
Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.12)	(0.22)	(0.24)	(0.22)
Net realized and unrealized gain (loss) from investment activities	2.01	(4.42)	(1.40)	2.05	1.41
Total income (loss) from investment operations	1.84	(4.54)	(1.62)	1.81	1.19
Less dividends/distributions:
Distributions from net realized gains	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of year	$9.89	$8.05	$12.59	$15.25	$13.91
Total investment return[2]	22.86%	(36.06)%	(10.94)%	13.32%	9.09%
Ratios/supplemental data:
Net assets, end of year (000's)	$74	$177	$661	$1,798	$5,598
Ratio of expenses to average net assets:
Before expense reimbursement	2.91%	2.55%	2.20%	2.29%	2.39%
After expense reimbursement	2.15%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.75)%	(1.38)%	(1.58)%	(1.69)%	(1.57)%
Portfolio turnover rate	72%	73%	51%	34%	49%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.03	$12.57	$15.23	$13.89	$13.28
Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.12)	(0.21)	(0.24)	(0.22)
Net realized and unrealized gain (loss) from investment activities	2.01	(4.42)	(1.41)	2.05	1.40
Total income (loss) from investment operations	1.84	(4.54)	(1.62)	1.81	1.18
Less dividends/distributions:
Distributions from net realized gains	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of year	$9.87	$8.03	$12.57	$15.23	$13.89
Total investment return[2]	22.91%	(36.11)%	(10.95)%	13.33%	9.02%
Ratios/supplemental data:
Net assets, end of year (000's)	$2,336	$2,471	$6,042	$7,877	$8,329
Ratio of expenses to average net assets:
Before expense reimbursement	2.50%	2.45%	2.25%	2.28%	2.31%
After expense reimbursement	2.15%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.75)%	(1.38)%	(1.55)%	(1.68)%	(1.57)%
Portfolio turnover rate	72%	73%	51%	34%	49%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.86	$13.74	$16.38	$14.75	$13.93
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.03)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) from investment activities	2.22	(4.85)	(1.52)	2.20	1.47
Total income (loss) from investment operations	2.14	(4.88)	(1.60)	2.10	1.39
Less dividends/distributions:
Distributions from net realized gains	—	0.00[3]	(1.04)	(0.47)	(0.57)
Net asset value, end of year	$11.00	$8.86	$13.74	$16.38	$14.75
Total investment return[2]	24.15%	(35.51)%	(10.03)%	14.54%	10.12%
Ratios/supplemental data:
Net assets, end of year (000's)	$94,725	$134,378	$272,666	$303,029	$269,696
Ratio of expenses to average net assets:
Before expense reimbursement	1.21%	1.25%	1.12%	1.18%	1.13%
After expense reimbursement	1.15%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.74)%	(0.36)%	(0.55)%	(0.68)%	(0.57)%
Portfolio turnover rate	72%	73%	51%	34%	49%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of the UBS U.S. Equity Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares. For each Fund, except UBS U.S. Equity Alpha Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS U.S. Equity Alpha Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles ("GAAP") requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

The Financial Accounting Standards Board ("FASB") has established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

The UBS Funds

Notes to financial statements

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including the review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio's securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' adoption of the use of the practical expedient within ASC Topic 820 which was effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

The UBS Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfer in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010.

The provisions of Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Funds is consistent with the derivative activity during the period ended June 30, 2010.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

The UBS Funds

Notes to financial statements

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

The UBS Funds

Notes to financial statements

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures to the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

G. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, foreign currencies and indices, in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

H. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

The UBS Funds

Notes to financial statements

I. Short sales: UBS U.S. Equity Alpha Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee in connection with short sale transactions.

The UBS U.S. Small Cap Growth Fund may, from time to time, sell securities short. There were no short positions, as of June 30, 2010, for this fund.

J. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The Funds participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker

The UBS Funds

Notes to financial statements

subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2010, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Equity Fund	$4,645
UBS U.S. Equity Alpha Fund	19,632
UBS U.S. Large Cap Equity Fund	42,137
UBS U.S. Large Cap Value Equity Fund	9,157

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2010, redemption fees represent less than $0.005 per share for each Fund.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1.0 billion	$1.0 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund, except UBS U.S. Equity Alpha Fund, to the extent necessary so that a Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) do not exceed the expense limit of each Fund as indicated in the table. For UBS International Equity Fund, the Advisor has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies and interest expense) so that total operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) do not exceed the expense limit of the Fund as indicated in the table. For UBS U.S. Equity Alpha Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's operating expenses (excluding interest expense, securities loan fees, dividend expense for

The UBS Funds

Notes to financial statements

securities sold short and expenses incurred through investment in other investment companies) do not exceed the expense limit of the Fund as indicated in the table. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2010, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%	$1,119,538	$57,916
UBS International Equity Fund	1.25	2.00	2.00	1.00	433,125	293,690
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	880,763	166,989
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95	1,779,024	127,664
UBS U.S. Large Cap Value Equity Fund	1.20	1.95	1.95	0.95	391,721	236,192
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15	1,430,014	163,816

*  UBS U.S. Equity Alpha Fund does not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2010 are subject to repayment through June 30, 2013.

At June 30, 2010, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013
UBS Global Equity Fund—Class A	$309,801	$91,547	$183,038	$35,216
UBS Global Equity Fund—Class B	8,537	2,660	5,646	231
UBS Global Equity Fund—Class C	139,620	46,114	71,037	22,469
UBS Global Equity Fund—Class Y	76,072	—	76,072	—
UBS U.S. Equity Alpha Fund—Class A	187,310	5,169	117,100	65,041
UBS U.S. Equity Alpha Fund—Class C	87,701	21,407	40,859	25,435
UBS U.S. Equity Alpha Fund—Class Y	100,588	292	23,783	76,513
UBS U.S. Large Cap Equity Fund—Class A	39,880	—	—	39,880
UBS U.S. Large Cap Equity Fund—Class B	318	—	—	318
UBS U.S. Large Cap Equity Fund—Class C	2,660	—	—	2,660
UBS U.S. Large Cap Equity Fund—Class Y	84,806	—	—	84,806
UBS U.S. Large Cap Value Equity Fund—Class A	639,121	217,979	224,763	196,379
UBS U.S. Large Cap Value Equity Fund—Class B	5,718	2,454	2,049	1,215
UBS U.S. Large Cap Value Equity Fund—Class C	89,833	32,231	30,998	26,604
UBS U.S. Large Cap Value Equity Fund—Class Y	49,534	21,042	16,498	11,994
UBS U.S. Small Cap Growth Fund—Class A	506,478	213,353	218,473	74,652
UBS U.S. Small Cap Growth Fund—Class B	4,422	1,801	1,681	940
UBS U.S. Small Cap Growth Fund—Class C	38,812	15,477	14,437	8,898
UBS U.S. Small Cap Growth Fund—Class Y	706,075	270,369	356,380	79,326

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2010, the Funds owed and incurred administrative fees as follows:

Fund	Adminstrative fees owed	Adminstrative fees incurred
UBS Global Equity Fund	$7,297	$111,984
UBS International Equity Fund	1,738	40,621
UBS U.S. Equity Alpha Fund	2,799	66,086
UBS U.S. Large Cap Equity Fund	14,238	190,731
UBS U.S. Large Cap Value Equity Fund	3,129	41,986
UBS U.S. Small Cap Growth Fund	8,232	126,259

The Funds may invest in units of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended June 30, 2010 were as follows:

  UBS Global Equity Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/10	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$15,173,928	$—	$15,321,254	$2,715,627	$(2,568,301)	$—	0.00%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2010 and for the year ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 6/30/10	% of net assets	Income earned
UBS Global Equity Fund	$75,974	$59,857,336	$59,172,455	$760,855	0.68%	$2,435
UBS International Equity Fund	1,873,956	38,616,409	39,768,333	722,032	2.71%	3,072
UBS U.S. Equity Alpha Fund	2,440,832	62,924,806	64,922,202	443,436	1.06%	1,659
UBS U.S. Large Cap Equity Fund	1,408,399	75,012,432	70,930,956	5,489,875	2.55%	7,296
UBS U.S. Large Cap Value Equity Fund	723,700	15,765,340	14,195,224	2,293,816	4.83%	1,127
UBS U.S. Small Cap Growth Fund	1,529,915	60,051,475	59,491,856	2,089,534	1.66%	5,658

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any

The UBS Funds

Notes to financial statements

portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments for the year ended June 30, 2010 were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 6/30/10	%of net assets	Net Income earned
UBS Global Equity Fund	$2,774,813	$32,397,541	$32,951,837	$2,220,517	1.99%	$12,060
UBS International Equity Fund	6,791,233	25,021,429	31,340,933	471,729	1.77	6,005
UBS U.S. Large Cap Equity Fund	—	16,203,110	16,203,110	—	—	3
UBS U.S. Large Cap Value Equity Fund	—	5,209,986	5,209,986	—	—	19
UBS U.S. Small Cap Growth Fund	8,099,185	85,136,056	86,462,198	6,773,043	5.39	49,099

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2010, were as follows:

Fund	UBS AG
UBS International Equity Fund	$686
UBS U.S. Equity Alpha Fund	781
UBS U.S. Large Cap Equity Fund	3,255
UBS U.S. Large Cap Value Equity Fund	639
UBS U.S. Small Cap Growth Fund	3,241

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Global Equity Fund	0.25%	1.00%	1.00%
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00

*  UBS U.S. Equity Alpha Fund does not offer Class B shares.

The UBS Funds

Notes to financial statements

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2010, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2010, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Equity Fund—Class A	$14,140	$12,139
UBS Global Equity Fund—Class B	636	361
UBS Global Equity Fund—Class C	17,845	106
UBS International Equity Fund—Class A	1,467	2,068
UBS International Equity Fund—Class B	177	482
UBS International Equity Fund—Class C	764	24
UBS U.S. Equity Alpha Fund—Class A	5,070	12,665
UBS U.S. Equity Alpha Fund—Class C	6,022	29
UBS U.S. Large Cap Equity Fund—Class A	5,184	934
UBS U.S. Large Cap Equity Fund—Class B	149	794
UBS U.S. Large Cap Equity Fund—Class C	3,250	135
UBS U.S. Large Cap Value Equity Fund—Class A	8,961	2,826
UBS U.S. Large Cap Value Equity Fund—Class B	84	417
UBS U.S. Large Cap Value Equity Fund—Class C	4,284	100
UBS U.S. Small Cap Growth Fund—Class A	6,355	430
UBS U.S. Small Cap Growth Fund—Class B	66	234
UBS U.S. Small Cap Growth Fund—Class C	2,047	118

4. Transfer agency and related services fees

UBS Financial Services Inc. provides services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") formerly PNC Global Investment Servicing, each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total services fees as follows:

Fund	Amount paid
UBS Global Equity Fund	$86,907
UBS International Equity Fund	4,486
UBS U.S. Equity Alpha Fund	17,821
UBS U.S. Large Cap Equity Fund	7,862
UBS U.S. Large Cap Value Equity Fund	26,175
UBS U.S. Small Cap Growth Fund	17,326

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The UBS Funds

Notes to financial statements

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Portfolio(s) of investments. The value of loaned securities and related collateral outstanding at June 30, 2010, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Equity Fund	$2,061,821	$2,220,517	$2,220,517
UBS International Equity Fund	444,115	471,729	471,729
UBS U.S. Small Cap Growth Fund	6,334,868	6,773,043	6,773,043

6. Purchases and sales of securities

For the year ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Equity Fund	$119,188,580	$191,238,130
UBS International Equity Fund	36,592,250	94,642,868
UBS U.S. Equity Alpha Fund	163,158,545	281,368,314
UBS U.S. Large Cap Equity Fund	123,569,998	201,175,047
UBS U.S. Large Cap Value Equity Fund	38,020,577	48,292,824
UBS U.S. Small Cap Growth Fund	118,564,964	211,121,277

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Global Equity Fund	$3,426,325	$12,653,351	$—	$12,653,351
UBS International Equity Fund	3,547,234	2,944,392	7,009,513	9,953,905
UBS U.S. Equity Alpha Fund	—	686,686	—	686,686
UBS U.S. Large Cap Equity Fund	5,959,814	4,140,422	13,964,809	18,105,231
UBS U.S. Large Cap Value Equity Fund	1,136,481	569,600	8,771,545	9,341,145
UBS U.S. Small Cap Growth Fund	—	11,376	—	11,376

At June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Global Equity Fund	$3,118,834	$(48,988,873)	$2,480,411	$(43,389,628)
UBS International Equity Fund	958,489	(17,897,666)	3,046,102	(13,893,075)
UBS U.S. Equity Alpha Fund	—	(28,034,183)	(1,785,798)	(29,819,981)
UBS U.S. Large Cap Equity Fund	1,697,632	(219,590,324)	739,521	(217,153,171)
UBS U.S. Large Cap Value Equity Fund	424,833	(23,156,271)	(5,089,142)	(27,820,580)
UBS U.S. Small Cap Growth Fund	—	(71,646,357)	19,138,233	(52,508,124)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2010 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Global Equity Fund	$1,812,287	$246,463,798	$(248,276,085)
UBS International Equity Fund	182,428	(182,427)	(1)
UBS U.S. Equity Alpha Fund	50,043	(829)	(49,214)
UBS U.S. Large Cap Value Equity Fund	—	273,335	(273,335)
UBS U.S. Small Cap Growth Fund	1,384,512	45,407	(1,429,919)

The UBS Funds

Notes to financial statements

At June 30, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Global Equity Fund	$(4,283,846)[1]	—	—	—	—	—	$(14,741,673)	$(29,963,354)
UBS International Equity Fund	—	—	—	—	—	—	(5,638,290)	(12,259,376)
UBS U.S. Equity Alpha Fund	—	—	—	—	—	—	(15,530,495)	(12,503,688)
UBS U.S. Large Cap Equity Fund	—	—	—	—	—	—	(52,072,835)	(167,517,489)
UBS U.S. Large Cap Value Equity Fund	—	—	—	—	—	—	(2,034,727)	(20,216,588)
UBS U.S. Small Cap Growth Fund	—	—	—	—	—	—	(10,194,467)	(61,451,890)

1  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent year may be limited.

UBS Global Equity Fund and UBS U.S. Large Cap Value Equity Fund had capital loss carryforwards in the amount of $253,636,661 and $273,335, respectively, that expired as of June 30, 2010.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2010, the following Fund incurred, and elected to defer, losses of the following:

Fund	Net capital losses
UBS U.S. Large Cap Value Equity Fund	$904,956

As of and during the year ended June 30, 2010, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset

The UBS Funds

Notes to financial statements

size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2010, were as follows:

Fund	Average daily borrowings	Number of days Outstanding	Interest expense	Weighted average annualized interest rate
UBS International Equity Fund	$5,885,310	15	$2,441	1.00%
UBS U.S. Equity Alpha Fund	4,318,698	4	366	0.76
UBS U.S. Large Cap Equity Fund	4,308,225	4	394	0.82
UBS U.S. Small Cap Growth Fund	2,925,000	1	76	0.94

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2010.

9. Shares of beneficial interest

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	145,285	$1,671,360	370	$3,963
Shares repurchased	(1,710,774)	(19,257,996)	(12,210)	(130,804)
Shares converted from Class B to Class A	50,653	548,079	(52,051)	(548,079)
Dividends reinvested	148,169	1,703,949	610	6,849
Redemption fees	—	2,645	—	—
Net decrease	(1,366,667)	$(15,331,963)	(63,281)	$(668,071)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	51,808	$561,877	198,746	$2,341,308
Shares repurchased	(500,865)	(5,481,257)	(4,795,448)	(55,291,516)
Dividends reinvested	44,968	498,254	89,155	1,050,250
Redemption fees	—	179	—	—
Net decrease	(404,089)	$(4,420,947)	(4,507,547)	$(51,899,958)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	69,558	$517,761	—	$—
Shares repurchased	(302,849)	(2,206,513)	(3,341)	(24,442)
Shares converted from Class B to Class A	872	6,532	(873)	(6,532)
Dividends reinvested	65,443	477,730	2,021	14,771
Redemption fees	—	18	—	—
Net decrease	(166,976)	$(1,204,472)	(2,193)	$(16,203)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	27,365	$195,421	574,341	$4,301,580
Shares repurchased	(45,826)	(325,595)	(8,401,530)	(62,578,915)
Dividends reinvested	8,153	58,374	401,282	2,937,384
Redemption fees	—	24	—	—
Net decrease	(10,308)	$(71,776)	(7,425,907)	$(55,339,951)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	425,830	$3,263,919	32,228	$247,136	582,815	$3,686,054
Shares repurchased	(2,400,367)	(18,257,508)	(480,716)	(3,582,496)	(14,052,092)	(105,523,694)
Redemption fees	—	1,576	—	6	—	—
Net decrease	(1,974,537)	$(14,992,013)	(448,488)	$(3,335,354)	(13,469,277)	$(101,837,640)

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	211,919	$2,862,468	—	$—
Shares repurchased	(1,441,915)	(19,457,342)	(8,841)	(110,351)
Shares converted from Class B to Class A	1,396	18,466	(1,434)	(18,466)
Dividends reinvested	42,141	581,128	86	1,161
Redemption fees	—	1,524	—	—
Net decrease	(1,186,459)	$(15,993,756)	(10,189)	$(127,656)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	29,251	$383,526	1,787,956	$24,638,984
Shares repurchased	(171,958)	(2,193,369)	(6,301,552)	(86,752,280)
Dividends reinvested	5,224	69,956	377,838	5,251,944
Redemption fees	—	334	—	29,859
Net decrease	(137,483)	$(1,739,553)	(4,135,758)	$(56,831,493)

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	50,208	$292,843	—	$—
Shares repurchased	(1,420,888)	(8,212,013)	(6,448)	(36,185)
Shares converted from Class B to Class A	26,216	152,591	(26,548)	(152,591)
Dividends reinvested	151,731	886,108	122	713
Redemption fees	—	208	—	—
Net decrease	(1,192,733)	$(6,880,263)	(32,874)	$(188,063)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,177	$122,270	31,414	$181,880
Shares repurchased	(219,077)	(1,252,208)	(195,293)	(1,136,648)
Dividends reinvested	12,907	73,960	9,218	54,109
Redemption fees	—	53	—	103
Net decrease	(184,993)	$(1,055,925)	(154,661)	$(900,556)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	606,902	$6,271,903	—	$—
Shares repurchased	(2,724,947)	(27,696,331)	(3,736)	(35,773)
Shares converted from Class B to Class A	10,168	100,987	(10,847)	(100,987)
Redemption fees	—	1,782	—	—
Net decrease	(2,107,877)	$(21,321,659)	(14,583)	$(136,760)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,354	$82,926	2,133,702	$22,846,579
Shares repurchased	(79,320)	(756,398)	(8,682,682)	(91,054,728)
Redemption fees	—	9	—	18,172
Net decrease	(70,966)	$(673,463)	(6,548,980)	$(68,189,977)

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	852,952	$7,176,020	5,010	$41,269
Shares repurchased	(2,559,943)	(24,075,777)	(57,451)	(515,592)
Shares converted from Class B to Class A	110,222	922,712	(113,105)	(922,712)
Dividends reinvested	548,867	4,429,358	11,050	87,185
Redemption fees	—	3,930	—	—
Net decrease	(1,047,902)	$(11,543,757)	(154,496)	$(1,309,850)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	229,971	$1,849,122	2,869,225	$27,971,934
Shares repurchased	(674,246)	(6,004,469)	(8,630,574)	(79,393,295)
Dividends reinvested	158,286	1,237,794	768,971	6,351,704
Redemption fees	—	1,982	—	41,504
Net decrease	(285,989)	$(2,915,571)	(4,992,378)	$(45,028,153)

The UBS Funds

Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	182,517	$1,120,748	22,033	$117,402
Shares repurchased	(875,793)	(5,639,548)	(3,460)	(25,759)
Shares converted from Class B to Class A	18,906	161,817	(19,254)	(161,817)
Dividends reinvested	171,858	955,529	1,229	6,884
Redemption fees	—	606	—	—
Net increase (decrease)	(502,512)	$(3,400,848)	548	$(63,290)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,812	$50,443	6,334,237	$44,887,920
Shares repurchased	(84,555)	(525,044)	(10,561,037)	(68,262,711)
Dividends reinvested	18,700	102,292	1,579,415	8,813,133
Redemption fees	—	4	—	20,423
Net decrease	(57,043)	$(372,305)	(2,647,385)	$(14,541,235)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	997,552	$6,508,277	114,962	$760,851	19,085,492	$110,555,951
Shares repurchased	(6,433,661)	(42,106,053)	(1,296,571)	(8,358,332)	(4,939,401)	(29,638,728)
Dividends reinvested	97,832	555,684	—	—	19,542	110,609
Redemption fees	—	6,602	—	1,026	—	5,966
Net increase (decrease)	(5,338,277)	$(35,035,490)	(1,181,609)	$(7,596,455)	14,165,633	$81,033,798

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	713,097	$8,435,012	3,482	$34,838
Shares repurchased	(3,332,952)	(40,109,741)	(19,766)	(212,004)
Shares converted from Class B to Class A	485	5,267	(499)	(5,267)
Dividends reinvested	172,359	1,814,939	1,386	14,218
Redemption fees	—	15,350	—	—
Net decrease	(2,447,011)	$(29,839,173)	(15,397)	$(168,215)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	184,062	$2,012,349	6,748,339	$83,323,984
Shares repurchased	(171,020)	(1,973,843)	(27,821,873)	(327,496,314)
Dividends reinvested	16,747	171,657	1,485,458	15,805,273
Redemption fees	—	2,386	—	41,042
Net increase (decrease)	29,789	$212,549	(19,588,076)	$(228,326,015)

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	122,284	$656,872	27,467	$144,398
Shares repurchased	(2,116,892)	(11,676,380)	(22,528)	(123,028)
Shares converted from Class B to Class A	22,849	114,853	(23,142)	(114,853)
Dividends reinvested	1,485,743	7,027,563	12,396	58,013
Redemption fees	—	488	—	—
Net decrease	(486,016)	$(3,876,604)	(5,807)	$(35,470)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	68,492	$369,004	127,685	$693,987
Shares repurchased	(324,670)	(1,843,188)	(439,237)	(3,362,070)
Dividends reinvested	194,454	902,267	75,820	360,146
Redemption fees	—	357	—	309
Net decrease	(61,724)	$(571,560)	(235,732)	$(2,307,628)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,273,917	$11,039,066	397	$3,031
Shares repurchased	(3,457,962)	(30,202,550)	(12,734)	(115,065)
Shares converted from Class B to Class A	17,091	164,512	(18,117)	(164,512)
Dividends reinvested	348	2,683	3	18
Redemption fees	—	1,668	—	—
Net decrease	(2,166,606)	$(18,994,621)	(30,451)	$(276,528)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,053	$54,930	4,467,592	$39,474,929
Shares repurchased	(178,854)	(1,419,267)	(9,154,022)	(88,031,041)
Dividends reinvested	24	175	985	7,853
Redemption fees	—	121	—	20,098
Net decrease	(172,777)	$(1,364,041)	(4,685,445)	$(48,528,161)

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund (six of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 27, 2010

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 3 and 4, 2010 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2010, June 3, 2010 and June 4, 2010, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to

The UBS Funds

Board approval of investment advisory agreements

the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Equity Alpha Fund and UBS International Equity Fund each had appeared in one of the top three performance quintiles for most applicable performance periods, and that the UBS Dynamic Alpha Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund and UBS Global Bond Fund, each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year and three-year periods.

In explaining the performance of the UBS U.S. Small Cap Growth Fund, the Advisor discussed the investments that had a negative impact on the Fund's performance during the past year, noting in particular the impact of security selection on the Fund. The Advisor noted that enhancements designed to improve idea generation and timeliness of investment decisions were put in place recently to help address the performance issues of the Fund. The Advisor also explained that it believes that the UBS U.S. Small Cap Growth Fund is well positioned for the current market. The Advisor noted that, as of the date of the Meeting, the year-to-date performance of the UBS U.S. Small Cap Growth Fund was competitive with the performance of its peers. In addition, the Board noted that while the UBS U.S. Small Cap Growth Fund underperformed its peer universe during the one-year, three-year and five-year performance periods, the Fund's ten-year performance relative to its Lipper peer universe was in the first quintile for performance.

With respect to the UBS Absolute Return Bond Fund, the Advisor discussed with the Board the Fund's strategy of attempting to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor explained that in employing the UBS Absolute Return Bond Fund's strategy, the Fund is managed to maintain a duration of between +3 and -3 years depending on the level and expected future direction of interest rates. The Advisor noted that the Fund's duration stance negatively impacted its performance in comparison to its peer universe during the one-year performance period. The Advisor stated that many of UBS Absolute Return Bond Fund's peers benefited from the performance of longer term debt securities, noting that the funds in the UBS Absolute Return Bond Fund's peer universe maintained a duration range on average of 4 to 5 years.

In discussing the performance of the UBS U.S. Bond Fund, the Advisor explained that the Fund's relative performance in the last year had continued to suffer from security selection decisions made primarily in the non-agency mortgage backed securities sector. The Advisor noted that over the past two years the Advisor had enhanced the investment process of the UBS U.S. Bond Fund to help address the performance issues of the Fund. The Advisor stated that the performance of the UBS U.S. Bond Fund had steadily improved. The

The UBS Funds

Board approval of investment advisory agreements

Advisor noted that the Fund had posted a 4.65% return (Class A) for the six-months ending March 31, 2010, which ranked the Fund in the top quintile of its Lipper peer universe for the period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS U.S. Equity Alpha Fund and UBS Global Equity Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Equity Fund, UBS U.S. Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Large Cap Equity Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor noted that the UBS U.S. Equity Alpha Fund's actual management fee was only 3.3 basis points higher than the median of its Lipper expense group. The Board also considered that the UBS U.S. Equity Alpha Fund's total expenses were lower than the median for the total expenses in the Fund's Lipper expense group.

The Board next discussed the management fee and total expenses of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee placed in the second quintile in the Fund's Lipper expense group. The Board also considered that the UBS U.S. Large Cap Equity Fund's total expenses were higher than the total expenses of the Fund's Lipper expense group. The Advisor explained that the UBS U.S. Large Cap Equity Fund's total expenses were higher than the median of the Fund's Lipper expense group due to higher transfer agency fees created by a significant number of small accounts.

The Board next noted that the UBS Global Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor noted that the UBS Global Equity Fund's contractual management fee was not appreciably higher than the expense group median. The Board also considered that while the Fund's actual management fee was higher than the median of the Fund's Lipper expense group, the

The UBS Funds

Board approval of investment advisory agreements

UBS Global Equity Fund's total expenses compared very favorably to its peers, ranking in the first quintile of its expense group for total expenses.

The Board then considered the fees and expenses for the UBS U.S. Small Cap Growth Fund, noting that, while the Fund's contractual management fee was above the median of its Lipper expense group, the Fund's actual management fee and actual total expenses were in the first quintile and second quintile, respectively, of its Lipper expense group and compared favorably to its peer funds.

The Board also reviewed the management fee of the UBS U.S. Bond Fund and noted that the contractual management fee for the UBS U.S. Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS U.S. Bond Fund's actual management fee and actual total expenses were in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that were equal to the median for total expenses in its expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board

The UBS Funds

Board approval of investment advisory agreements

concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-today operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Walter E. Auch; (89) 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a trustee emeritus of the Morgan Stanley Smith Barney Consulting Group Capital Market Funds (11 portfolios) (prior to which he was a trustee from 2008 to March 2010). Mr. Auch is also a member of the Board of Sound Surgical Technologies. Mr. Auch was a trustee of Advisors Series Trust (from 1997 to 2008), a trustee of Legg Mason Partners Fund Complex (from 2005 to 2007) and a trustee of Nicholas Applegate Institutional Funds (from 1999 to 2008).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; (52) A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; (65) 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (12 funds); a Director of the Legg Mason Equity Funds (54 funds); trustee, Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 funds).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; (56) University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a Director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture)(since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; (74) Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Edward M. Roob; (75) c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

J. Mikesell Thomas; (58) 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since 2008), President and CEO of First Chicago Bancorp. (Since 2008) and CEO of First Chicago Bank of Trust (Since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System.

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; (45)	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM – Americas region"). Prior to joining UBS Global AM – Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; (46)	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management – Americas for UBS Global AM – Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM – Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; (44)	Vice President, Treasurer and Principal Accounting Officer	Vice President (since 2002) Treasurer and Principal Accounting Officer (since 2006)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM – Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; (45)	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; (52)	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM – Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM – Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM – Americas") from 2001 to 2004. He has been secretary of UBS Global AM – Americas region since 2004, of UBS Global Asset Management Trust Company since 1993 and secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; (42)	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM – Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; (39)	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM – Americas region (since 2005). Prior to joining UBS Global AM – Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; (41)	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since October 2007). Prior to joining UBS Global AM – Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; (48)	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; (44)	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; (44)	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM – Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; (54)	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM – Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008) Prior to joining UBS Global AM – Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; (49)	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM – Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2010, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends received deduction	15% Long-term capital gain	Foreign tax credit
UBS Global Equity Fund	30.38%	—	$57,258
UBS International Equity Fund	0.00	—	45,462
UBS U.S. Large Cap Equity Fund	100.00	—	—
UBS U.S. Large Cap Value Equity Fund	100.00	—	—

In addition, for the year ended June 30, 2010, gross income derived from sources within foreign countries amounted to $1,892,341 for UBS Global Equity Fund and $1,065,862 for UBS International Equity Fund.

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The UBS Funds—Asset Allocation

Annual Report

June 30, 2010

President's letter	1

Market commentary	2

Asset Allocations

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	35

UBS Global Frontier Fund	51

Explanation of expense disclosure	61

Statement of assets and liabilities	63

Statement of operations	65

Statement of changes in net assets	66

Financial highlights	68

Notes to financial statements	74

Report of independent registered public accounting firm	96

General information	97

Board approval of investment advisory agreements	98

Trustee and Officer information	103

Federal tax information	111

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President's letter

August 16, 2010

Dear shareholder,

It certainly would be safe to say that market events throughout 12-month reporting period ended June 30, 2010 shook the confidence of even the most unwavering investors.

Within this time, we witnessed increased market volatility, along with the potential for a mild double-dip recession, driven in part by disappointing economic data, high unemployment numbers and the debt crisis in Greece all making daily headlines. Despite the Federal Reserve Board's (the "Fed's") accommodative monetary policy, US growth moderated along with expectations by many of you for a sustained and timely economic recovery. For example, late in the period, the S&P 5001 Index and the MSCI EAFE2 Index (net) both posted negative performance.

Although we firmly believe that the global economic recovery remains intact, many of these events may have prompted you to seek what may be considered "safe" investments like Treasuries. Risk aversion was on the rise, especially toward the end of the reporting period. This flight to quality may have been the result of emotional investing decisions, a behavior that tends to rear its ugly head in times like these.

At UBS Global Asset Management, we recognize the challenges that you face, particularly if you are nearing retirement and are looking for your nest egg to work even harder than ever. However, our nearly 30 years of experience over full market cycles compels us to remind you, time and time again: do not react emotionally to market events, diversify your portfolio and stick to your long-term investment plan.

Our commitment to providing you with long-term investment solutions to help you build and preserve wealth, in any market environment, has never been stronger. Driving our commitment is our focus on original fundamental research and proprietary risk management, all delivered by a fully integrated and experienced global team of professionals.

But our commitment does not stop there. We continue to anticipate your needs by constantly evaluating our investment teams, processes and our product offerings. We constantly recruit and maintain the highest caliber professionals with solid track records, and look to increase the depth of our analyst teams to bring you innovative investment solutions tailored to meet your financial objectives.

We remain firmly grounded and dedicated to your success and we thank you for your continued support.

Mark E. Carver
President
UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

1

The markets in review

Moderating economic growth

While economic growth in the US moderated as the review period progressed, it continued to expand over the 12 months ended June 30, 2010. After four consecutive quarters of negative gross domestic product ("GDP") growth, the US economy started to grow in the third quarter of 2009. During that time, GDP grew 1.6%. Economic activity then accelerated over the last three months of the year, as the Commerce Department reported that GDP increased a strong 5.0% in the fourth quarter. The US economy's turnaround was due, in part, to the Federal Reserve Board's (the "Fed's") accommodative monetary policy and the federal government's $787 billion stimulus program. Economic growth has continued thus far in 2010, albeit at a slower pace. GDP expanded 3.7% during the first quarter, and the Commerce Department's advance estimate for second quarter GDP was a 2.4% expansion.

While economic growth outside the US was also generally positive, more developed countries lagged their emerging markets counterparts. For example, growth rates in the Eurozone and in the UK were negatively impacted by the escalating debt crisis. In addition, there were concerns that the situation in Greece could spread to other countries in the region. In contrast, growth was so strong in developing countries such as China and India that their central banks raised interest rates in an effort to ward off inflation.

The global equity markets overcome a late stumble

For much of the reporting period, global equity markets continued their ascent which began in the spring of 2009. In the US, the S&P 500 Index1 posted positive returns during eight of the first 10 months of the reporting period. Improving economic conditions, better-than-expected corporate profits and robust investor demand supported the market. Then, in an about-face, the market reversed course, and the S&P 500 declined 7.99% and 5.23% in May and June, respectively. The market's weakness was triggered by a series of events, including unfolding events in Europe, uncertainties regarding financial reform legislation in the US, declining consumer confidence and some disappointing economic data. All told, the S&P 500 gained 14.43% during the 12 months ended June 30, 2010, more than 50% higher than its 12-year low on March 9, 2009, but a 15% decline since its April 23, 2010 peak.

International equities often moved in tandem with the US stock market throughout the review period. After an initial rise, international developed stocks, as measured by the MSCI EAFE Index (net),2 declined during each of the last three months of the period, ultimately gaining a relatively modest 5.92% during the 12 months ended June 30, 2010. Emerging markets equities, on the other hand, performed significantly better, with the MSCI Emerging Markets Index3 gaining 23.48% over the same period. Stronger economic growth, rising commodity prices and solid demand during much of the period supported emerging markets equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

2

The market in review

The fixed income markets produce solid results

Many of the same factors that initially propelled the US stock market higher helped US spread sectors (non-Treasuries) post strong results during much of the reporting period. Also supporting spread sectors was the Fed's ongoing commitment to keep short-term interest rates at historically low levels for "an extended period." As a result, some investors were willing to assume greater risks earlier in the period in order to generate additional income from their investments, which was a sharp reversal from the end of April 2010, when risk aversion increased in the wake of the European debt crisis and concerns regarding the sustainability of the US economic recovery. Against this backdrop, demand for US Treasuries increased and investors sold securities that they considered risky.

The US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 9.50% for the 12 months ended June 30, 2010. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated very strong results over the 12 month reporting period. During that time, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 26.92% and the J.P. Morgan Emerging Markets Bond Index Global6 (EMBI Global) rose 17.90%.

4  The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non convertible, coupon-bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market-weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 14.19% (Class A shares returned 7.85% after the deduction of the maximum sales charge), while Class Y shares returned 14.49%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 4.11% over the same time period, the MSCI World Free Index (net) returned 10.20% and the US Consumer Price Index (CPI) rose 1.05%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was primarily due to market allocation decisions. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  The Fund's long position in risky assets contributed strongly to absolute returns.

  – The Fund maintained a long exposure to global equities due to their attractive fundamental valuations and our baseline view of a continued economic recovery. This strategy outperformed during the 12 months, as equities were positive for the period, despite a decline in May and June of 2010.

  – Within equities, the Fund had a large position in the US market, which outperformed other developed equity markets, as sovereign debt concerns negatively affected Europe. An overweight to UK equities contributed, as well.

  – Though the period ended with the markets pricing in the potential for a mild double-dip recession, we believe that the global economic recovery remains intact. We remain constructive on equities, and view factors such as the low interest rate environment and the strength of Asian and other emerging markets as positive. The selloff has made equities even more attractively valued, and we maintain our overweight position.

•  The Fund's currency strategy was positive for performance.

  – At the end of 2009, we viewed the euro as expensive, relative to the US dollar. We took a short position in the euro, while going long the US dollar. This position made a significant contribution to absolute returns. Sovereign debt concerns in Greece caused the euro to decline during the review period, and the dollar strengthened in tandem.

  – We were successfully underweight to higher-yielding currencies from the commodity countries in an effort to capitalize on what our research indicated were mispricings.

  – The Fund is overweight to other European currencies, as well. In particular, we believe the Swedish krona and the Swiss franc are undervalued relative to the euro. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

4

UBS Dynamic Alpha Fund

•  Security selection made a positive contribution to relative performance during the review period.

  – A major driver of outperformance was our Fixed Income Best Ideas strategy. This portion of the portfolio is a duration-neutral portfolio that invests in global bonds, and has performed strongly during the past year.

  – The European Equity High Alpha strategy also outperformed during the period.

What didn't work

•  A short position in US Treasury bonds hindered Fund returns.

  – We believe sovereign debt is the least attractive asset class from a valuation perspective, and that continued economic growth should put upward pressure on interest rates. During the period, however, the increase in volatility and falling consumer confidence led many investors to gravitate toward what they considered to be safe havens.

  – The US government bond market had a huge rally and the yield on the 10-year Treasury bond fell significantly. This caused US government bonds to become more overvalued, in our view, and we continue to short the sector.

•  The Fund was short to Australian equities, which outperformed during the period.

  – We view the Australian market as considerably overvalued, and we sold that asset class short. During the period, however, the country's equities rallied, which hurt the Fund's returns.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	14.19%	0.96%	1.29%
Class B3	13.11	0.14	0.48
Class C4	13.15	0.16	0.49
Class Y5	14.49	1.27	1.60
After deducting maximum sales charge
Class A2	7.85%	(0.17)%	0.24%
Class B3	8.11	(0.08)	0.37
Class C4	12.15	0.16	0.49
BofA Merrill Lynch US Treasury 1-5 Year Index[6]	4.11%	4.81%	4.63%
MSCI World Free Index (net)[7]	10.20	0.06	0.35
US Consumer Price Index (CPI)[8]	1.05	2.30	2.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses, as supplemented in June 2010 were as follows: Class A—1.58% and 1.58%; Class B—2.43% and 2.40%; Class C—2.36% and 2.36%; and Class Y—1.26% and 1.26%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's ordinary operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2010, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index is designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net), and the US Consumer Price Index (CPI) from January 27, 2005, which is the inception date of the two classes, through June 30, 2010. The performance of Class B and Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

7

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)1,2

As of June 30, 2010

Percentage of net assets
Apple, Inc.	1.2%
Vodafone Group PLC	1.1
Nestle SA	1.0
Illinois Tool Works, Inc.	0.7
Allergan, Inc.	0.7
GlaxoSmithKline PLC	0.7
Unilever PLC	0.7
Sage Group PLC	0.6
Henkel AG & Co KGaA, Preference shares	0.6
Covidien PLC	0.6
Total	7.9%

Country exposure, top five (unaudited)2,3

As of June 30, 2010

Percentage of net assets
United States	26.7%
United Kingdom	9.9
Switzerland	2.8
Netherlands	2.8
Japan	2.1
Total	44.3%

Top ten fixed income holdings (unaudited)2

As of June 30, 2010

Percentage of net assets
Federal National Mortgage Association, 7.890%, due 10/09/19	0.6%
US Treasury Bonds, PO, 4.989%, due 08/15/29	0.5
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19	0.3
State of California General Obligation Bonds, 7.300%, due 10/01/39	0.3
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	0.3
Shasta CLO Ltd., due 04/20/13	0.2
Citigroup, Inc., 4.750%, due 05/31/17	0.2
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.537%, due 11/25/35	0.2
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	0.2
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.085%, due 07/10/38	0.2
Total	3.0%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies was included.

3  This table includes long and short positions.

8

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	0.91%
Air freight & logistics	1.04
Airlines	0.28
Auto components	0.56
Automobiles	0.10
Beverages	1.78
Biotechnology	0.69
Building products	0.23
Capital markets	1.04
Chemicals	1.64
Commercial banks	2.51
Commercial services & supplies	0.21
Communications equipment	1.38
Computers & peripherals	2.45
Construction & engineering	0.30
Construction materials	0.23
Consumer finance	0.14
Containers & packaging	0.14
Distributors	0.09
Diversified consumer services	0.24
Diversified financial services	0.83
Diversified telecommunication services	0.16
Electric utilities	1.22
Electrical equipment	0.57
Electronic equipment, instruments & components	0.75
Energy equipment & services	0.57
Food & staples retailing	0.43
Food products	2.61
Health care equipment & supplies	1.39
Health care providers & services	1.65
Health care technology	0.10
Hotels, restaurants & leisure	1.55
Household durables	0.42
Household products	1.44
Independent power producers & energy traders	0.04
Industrial conglomerates	0.32
Insurance	1.26
Internet & catalog retail	0.93
Internet software & services	0.86
IT services	1.21
Life sciences tools & services	0.10
Machinery	3.38
Media	1.60
Metals & mining	0.83
Multiline retail	0.56
Multi-utilities	0.70
Office electronics	0.14
Oil, gas & consumable fuels	3.62
Personal products	0.37
Pharmaceuticals	3.25
Professional services	0.28%
Real estate management & development	0.21
Road & rail	0.90
Semiconductors & semiconductor equipment	1.63
Software	2.68
Specialty retail	1.53
Textiles, apparel & luxury goods	0.44
Tobacco	0.24
Trading companies & distributors	0.50
Transportation infrastructure	0.41
Wireless telecommunication services	1.86
Total common stocks	59.50%
Bonds
Corporate bonds
Building products	0.06
Capital markets	0.13
Chemicals	0.09
Commercial banks	0.88
Construction materials	0.08
Consumer finance	0.26
Containers & packaging	0.19
Diversified financial services	0.65
Diversified telecommunication services	0.08
Electric utilities	0.10
Energy	0.05
Energy equipment & services	0.12
Health care providers & services	0.18
Hotels, restaurants & leisure	0.13
Household durables	0.06
Insurance	0.20
IT services	0.09
Media	0.17
Metals & mining	0.10
Multi-utilities	0.05
Oil, gas & consumable fuels	0.60
Paper & forest products	0.18
Pharmaceuticals	0.12
Specialty retail	0.04
Tobacco	0.12
Wireless telecommunication services	0.13
Total corporate bonds	4.86%
Asset-backed securities	0.78
Collateralized debt obligations	1.77
Commercial mortgage-backed securities	1.22
Mortgage & agency debt securities	1.07
Municipal bonds	0.32
US government obligation	0.49
Total bonds	10.51%

9

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2010

Investment companies
UBS Global Corporate Bond Relationship Fund	10.11%
UBS Opportunistic Emerging Markets Debt Relationship Fund	3.30
UBS U.S. Equity Alpha Relationship Fund	11.88
Total investment companies	25.29%
Short-term investment	5.78
Options purchased	0.42
Investment of cash collateral from securities loaned	0.83
Total investments before investments sold short	102.33%
Investments sold short
Common stocks
Aerospace & defense	(0.43)
Air freight & logistics	(0.58)
Airlines	(0.13)
Automobiles	(0.12)
Beverages	(0.23)
Biotechnology	(0.09)
Capital markets	(0.08)
Chemicals	(0.05)
Commercial banks	(0.37)
Communications equipment	(0.26)
Computers & peripherals	(0.42)
Diversified financial services	(0.10)
Diversified telecommunication services	(0.16)
Electric utilities	(0.39)
Electrical equipment	(0.32)
Electronic equipment, instruments & components	(0.26)
Energy equipment & services	(0.10)
Food & staples retailing	(0.18)
Food products	(0.69)
Health care equipment & supplies	(0.37)%
Health care providers & services	(0.40)
Hotels, restaurants & leisure	(0.28)
Household durables	(0.13)
Household products	(0.40)
Independent power producers & energy traders	(0.12)
Industrial conglomerates	(0.09)
Insurance	(0.41)
Internet & catalog retail	(0.11)
Internet software & services	(0.19)
IT services	(0.29)
Leisure equipment & products	(0.05)
Life sciences tools & services	(0.33)
Machinery	(0.85)
Media	(0.26)
Metals & mining	(0.14)
Multiline retail	(0.34)
Multi-utilities	(0.83)
Oil, gas & consumable fuels	(1.08)
Pharmaceuticals	(0.89)
Road & rail	(0.17)
Semiconductors & semiconductor equipment	(0.81)
Software	(0.60)
Specialty retail	(0.38)
Thrifts & mortgage finance	(0.07)
Trading companies & distributors	(0.35)
Water utilities	(0.20)
Wireless telecommunication services	(0.04)
Total investments sold short	(15.14)%
Total investments, net of investments sold short	87.19
Cash and other assets, less liabilities	12.81
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

10

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 59.50%
Australia: 0.55%
AMP Ltd.	111,646	$485,458
BHP Billiton Ltd.	32,107	998,523
Incitec Pivot Ltd.	293,724	665,967
National Australia Bank Ltd.	24,020	463,975
Woolworths Ltd.[1]	11,811	267,750
Total Australia common stocks		2,881,673
Belgium: 0.57%
Anheuser-Busch InBev NV	62,809	3,016,967
Brazil: 0.15%
Lojas Renner SA	30,000	814,404
Canada: 0.27%
Potash Corp. of Saskatchewan, Inc.	5,200	448,448
Research In Motion Ltd.*	8,300	408,858
SXC Health Solutions Corp.*	7,500	549,375
Total Canada common stocks		1,406,681
Cayman Islands: 0.09%
Seagate Technology*[2]	35,900	468,136
China: 0.47%
Baidu, Inc. ADR*	3,700	251,896
Bank of Communications Co., Ltd., H Shares	481,000	507,230
Belle International Holdings Ltd.	356,000	504,729
Shangri-La Asia Ltd.	210,000	386,998
Sino Land Co., Ltd.	166,000	294,833
Sun Hung Kai Properties Ltd.	21,000	285,522
Tencent Holdings Ltd.	13,400	220,971
Total China common stocks		2,452,179
Denmark: 0.59%
Carlsberg A/S, Class B	4,334	329,502
FLSmidth & Co. A/S	13,605	873,790
Jyske Bank A/S*	28,483	827,611
Novo Nordisk A/S, Class B	13,038	1,051,719
Total Denmark common stocks		3,082,622
Finland: 0.27%
Nokia Oyj	98,511	804,370
Sampo Oyj, Class A	30,115	630,100
Total Finland common stocks		1,434,470
France: 0.83%
AXA SA	21,526	326,461
BNP Paribas	5,306	283,311
PPR	4,701	580,122

	Shares	Value
Remy Cointreau SA	8,410	$444,847
Sanofi-Aventis SA	20,850	1,257,315
Societe Generale	15,498	630,439
Vallourec SA1	4,974	849,268
Total France common stocks		4,371,763
Germany: 1.38%
Allianz SE	6,007	596,474
Deutsche Post AG	126,787	1,839,184
Fresenius Medical Care AG & Co. KGaA ADR[1]	6,400	343,616
GEA Group AG	23,833	473,443
Henkel AG & Co KGaA, Preference shares	64,716	3,148,296
RWE AG	6,232	406,205
Sky Deutschland AG*	120,011	193,629
United Internet AG	21,811	239,829
Total Germany common stocks		7,240,676
Guernsey: 0.10%
Resolution Ltd.[3]	584,713	550,032
India: 0.17%
Dr. Reddys Laboratories Limited ADR[1]	12,700	391,795
ICICI Bank Ltd. ADR	7,100	256,594
Tata Motors Ltd. ADR[1]	13,500	232,065
Total India common stocks		880,454
Ireland: 0.82%
Covidien PLC[2]	77,200	3,101,896
CRH PLC	57,376	1,200,924
Total Ireland common stocks		4,302,820
Italy: 0.53%
ENI SpA	117,421	2,155,513
Saipem SpA	21,384	649,877
Total Italy common stocks		2,805,390
Japan: 2.14%
Asahi Glass Co., Ltd.	44,000	410,538
Canon, Inc.	19,700	734,477
Disco Corp.	11,800	748,380
Elpida Memory, Inc.*	29,400	454,223
FamilyMart Co., Ltd.	8,000	263,662
Fanuc Ltd.	4,600	516,074
Ibiden Co., Ltd.	15,100	407,089
Isuzu Motors Ltd.	175,000	522,548
Kansai Electric Power Co., Inc.	22,200	542,020
Komatsu Ltd.	18,100	327,068
Makino Milling Machine Co., Ltd.*	67,000	426,329

11

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Mitsubishi Corp.	18,100	$377,164
Mitsubishi UFJ Financial Group, Inc.	78,100	354,040
Mitsui Fudosan Co., Ltd.	30,000	419,411
Nippon Sheet Glass Co., Ltd.	148,000	360,360
Nomura Holdings, Inc.	118,000	645,983
NTT DoCoMo, Inc.	248	375,033
Rakuten, Inc.	759	548,140
Sumitomo Trust & Banking Co., Ltd.	101,000	513,791
Takeda Pharmaceutical Co., Ltd.	12,300	526,404
THK Co., Ltd.	47,000	971,675
Toshiba Corp.*	103,000	511,726
Toyoda Gosei Co., Ltd.	13,000	322,168
Total Japan common stocks		11,278,303
Jersey (Channel Islands): 0.06%
Experian PLC	36,615	317,028
Luxembourg: 0.04%
ArcelorMittal	8,828	234,790
Netherlands: 2.04%
ASML Holding NV	29,721	816,182
ASML Holding NV, Class G	9,400	258,218
Heineken NV	37,024	1,569,424
Hunter Douglas NV	10,440	379,534
Koninklijke Ahold NV	20,554	254,546
Koninklijke Philips Electronics NV	48,806	1,455,783
Ordina NV*	53,996	184,885
Royal Dutch Shell PLC, Class A	36,857	930,767
Royal Dutch Shell PLC, Class B	83,314	2,017,142
STMicroelectronics NV	49,492	391,854
TNT NV	55,944	1,410,027
Unilever NV CVA	18,827	513,324
VimpelCom Ltd. ADR*	33,400	540,412
Total Netherlands common stocks		10,722,098
Russia: 0.06%
X5 Retail Group NV GDR*	8,870	294,707
Singapore: 0.06%
Golden Agri-Resources Ltd.	797,000	298,298
South Africa: 0.05%
Aspen Pharmacare Holdings Ltd.*	28,528	281,333
South Korea: 0.38%
Hyundai Heavy Industries Co., Ltd.	1,143	218,004

	Shares	Value
Hyundai Mobis	5,389	$902,531
KB Financial Group, Inc. ADR[1]	12,700	481,203
LG Innotek Co., Ltd.	3,054	401,942
Total South Korea common stocks		2,003,680
Spain: 0.30%
Gestevision Telecinco SA	32,804	291,081
Inditex SA	14,035	795,999
Telefonica SA	27,186	502,030
Total Spain common stocks		1,589,110
Sweden: 1.28%
Assa Abloy AB, Class B	126,463	2,522,327
Autoliv, Inc.*	16,100	770,385
Nordea Bank AB	202,234	1,667,978
Swedish Match AB	31,244	680,659
Volvo AB, Class B*	98,921	1,087,815
Total Sweden common stocks		6,729,164
Switzerland: 2.83%
Adecco SA1	10,143	478,574
Credit Suisse Group AG	10,924	410,565
GAM Holding Ltd.*	22,426	244,473
Givaudan SA	2,936	2,481,637
Nestle SA	109,535	5,285,061
Nobel Biocare Holding AG	41,396	707,511
Novartis AG	45,883	2,226,080
Roche Holding AG	10,873	1,556,410
Swatch Group AG	16,367	836,967
Xstrata PLC	19,709	258,215
Zurich Financial Services AG	1,815	398,412
Total Switzerland common stocks		14,883,905
United Kingdom: 9.60%
3i Group PLC	35,221	138,813
Amlin PLC	34,331	197,409
Anglo American PLC*	46,019	1,599,787
Associated British Foods PLC	14,597	209,807
Autonomy Corp. PLC*	24,336	656,785
Aviva PLC	27,654	128,532
BAE Systems PLC	58,164	270,212
Balfour Beatty PLC	14,992	53,272
Barclays PLC	428,912	1,700,431
BG Group PLC	44,613	660,411
BP PLC	472,367	2,268,647
British Airways PLC*[1]	130,752	379,448
Cable & Wireless Worldwide PLC	250,766	321,245
Carnival PLC	9,569	306,707
Cattles PLC*[3,4]	404,007	0
Centrica PLC	145,456	640,533

12

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Daily Mail & General Trust (Non-voting), Class A	6,013	$38,874
Diageo PLC	84,925	1,330,695
Drax Group plc	19,405	108,135
DSG International PLC*	1,036,943	378,757
Electrocomponents PLC	56,563	180,814
Ensco International PLC ADR[2]	8,600	337,808
Firstgroup PLC	227,321	1,229,874
GlaxoSmithKline PLC	223,693	3,790,965
Halma PLC	138,560	563,111
Hiscox Ltd.	38,307	195,119
HMV Group PLC	241,886	226,597
Home Retail Group PLC	78,470	248,169
HSBC Holdings PLC	309,744	2,825,804
ITV PLC*	83,179	61,920
Jardine Lloyd Thompson Group PLC	76,995	597,137
Kesa Electricals PLC	117,505	211,597
Kingfisher PLC	198,489	615,985
Leaf Clean Energy Co.*	160,376	149,761
Lloyds Banking Group PLC*	548,402	435,117
Logica PLC	175,100	280,888
Monitise PLC*	300,360	85,085
National Express Group PLC*	71,240	230,865
Northern Foods PLC	101,963	66,000
Pearson PLC	139,857	1,830,180
Premier Farnell PLC	73,166	238,233
Prudential PLC	58,481	438,321
Psion PLC	71,227	79,405
Reckitt Benckiser Group PLC	54,309	2,512,150
Reed Elsevier PLC	221,576	1,635,742
Regus PLC	112,055	115,285
Rio Tinto PLC	30,216	1,322,246
Sage Group PLC	965,035	3,302,251
Stagecoach Group PLC	523,114	1,377,606
Standard Chartered PLC	38,261	928,821
STV Group PLC*	25,770	27,395
Taylor Wimpey PLC*	399,726	155,741
Tomkins PLC	64,651	217,194
Tullow Oil PLC	30,115	448,584
Unilever PLC	134,324	3,579,899
Vodafone Group PLC	2,683,238	5,560,262
William Hill PLC	461,294	1,163,424
Wolseley PLC*	85,689	1,675,265
Yule Catto & Co. PLC*	85,447	227,568
Total United Kingdom common stocks		50,556,688

	Shares	Value
United States: 33.87%
ACE Ltd.[2]	17,000	$875,160
Aegean Marine Petroleum Network, Inc.[1]	38,800	775,224
Aflac, Inc.[2]	14,900	635,783
Allergan, Inc.[2]	65,900	3,839,334
Amazon.com, Inc.*	23,000	2,512,980
American Electric Power Co., Inc.[2]	49,200	1,589,160
American Tower Corp., Class A*	8,800	391,600
Amgen, Inc.*	20,800	1,094,080
Amphenol Corp., Class A	23,000	903,440
Apollo Group, Inc., Class A*[2]	17,900	760,213
Apple, Inc.*[2]	26,000	6,539,780
Arch Coal, Inc.[2]	26,600	526,946
Arrow Electronics, Inc.*[2]	17,900	400,065
Artio Global Investors, Inc.	23,900	376,186
Atheros Communications, Inc.*	15,500	426,870
Atmel Corp.*	244,600	1,174,080
Autodesk, Inc.*[2]	40,700	991,452
Avon Products, Inc.[2]	64,400	1,706,600
Baker Hughes, Inc.[2]	38,486	1,599,863
Ball Corp.[2]	2,000	105,660
Bank of New York Mellon Corp.[2]	29,500	728,355
Baxter International, Inc.[2]	8,500	345,440
Becton Dickinson and Co.[2]	4,900	331,338
BioMarin Pharmaceutical, Inc.*	8,000	151,680
BlackRock, Inc.	6,900	989,460
BorgWarner, Inc.*[2]	26,600	993,244
Boston Scientific Corp.*[2]	33,100	191,980
Broadcom Corp., Class A2	40,600	1,338,582
Brocade Communications Systems, Inc.*	54,600	281,736
Bucyrus International, Inc.	12,700	602,615
C.R. Bard, Inc.	11,100	860,583
CarMax, Inc.*	18,900	376,110
Carnival Corp.[2]	16,200	489,888
Central European Distribution Corp.*	23,400	500,292
Cisco Systems, Inc.*	115,100	2,452,781
City National Corp.[2]	12,200	625,006
CME Group, Inc.	4,900	1,379,595
Coach, Inc.[2]	21,400	782,170
Coca-Cola Co.[2]	4,400	220,528
Cognizant Technology Solutions Corp., Class A*	13,600	680,816
Colgate-Palmolive Co.	14,300	1,126,268
Comcast Corp., Class A2	78,600	1,365,282
Concho Resources, Inc.*	9,200	509,036
Concur Technologies, Inc.*	18,600	793,848
Constellation Brands, Inc., Class A*[2]	58,700	916,894

13

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Continued)
United States—(Continued)
Continental Resources, Inc.*[1]	19,100	$852,242
Crown Castle International Corp.*	49,200	1,833,192
Crown Holdings, Inc.*[2]	13,600	340,544
Danaher Corp.[2]	44,000	1,633,280
DaVita, Inc.*	12,900	805,476
Dean Foods Co.*[2]	45,400	457,178
Dick's Sporting Goods, Inc.*	19,300	480,377
Discover Financial Services[2]	52,900	739,542
Discovery Communications, Inc., Class A*	25,100	896,321
Dolby Laboratories, Inc., Class A*[2]	12,600	789,894
Dollar General Corp.*	9,200	253,460
Dover Corp.[2]	22,200	927,738
Dow Chemical Co.[2]	6,500	154,180
Dynegy, Inc., Class A*[2]	55,900	215,215
Ecolab, Inc.	10,100	453,591
EMC Corp.*	59,300	1,085,190
EnergySolutions, Inc.	60,200	306,418
EOG Resources, Inc.[2]	18,700	1,839,519
Exelon Corp.[2]	55,000	2,088,350
Express Scripts, Inc.*	63,000	2,962,260
FedEx Corp.[2]	31,500	2,208,465
Fidelity National Information Services, Inc.[2]	36,700	984,294
FirstEnergy Corp.[2]	34,300	1,208,389
Flowers Foods, Inc.	11,300	276,059
Fortune Brands, Inc.[2]	35,800	1,402,644
GameStop Corp., Class A*[2]	11,700	219,843
General Dynamics Corp.[2]	26,200	1,534,272
General Mills, Inc.	28,800	1,022,976
Genzyme Corp.*[2]	32,300	1,639,871
Gilead Sciences, Inc.*[2]	4,300	147,404
Goldman Sachs Group, Inc.	7,800	1,023,906
Google, Inc., Class A*	6,800	3,025,660
Henry Schein, Inc.*	6,900	378,810
Hess Corp.[2]	4,700	236,598
Hewlett-Packard Co.[2]	26,700	1,155,576
Home Depot, Inc.[2]	43,000	1,207,010
Illinois Tool Works, Inc.[2]	94,200	3,888,576
Immucor, Inc.*	14,000	266,700
IntercontinentalExchange, Inc.*	17,300	1,955,419
International Game Technology	95,100	1,493,070
Interpublic Group of Companies, Inc.*[2]	120,300	857,739
Intersil Corp., Class A2	85,700	1,037,827
Intuit, Inc.*[2]	50,900	1,769,793
JB Hunt Transport Services, Inc.[2]	13,800	450,846
Johnson & Johnson[2]	9,400	555,164
JPMorgan Chase & Co.[2]	5,900	215,999

	Shares	Value
Juniper Networks, Inc.*	29,700	$677,754
Kellogg Co.	33,100	1,664,930
Kimberly-Clark Corp.[2]	3,900	236,457
KLA-Tencor Corp.[2]	11,300	315,044
Kroger Co.[2]	60,100	1,183,369
LKQ Corp.*	24,600	474,288
Lowe's Cos., Inc.[2]	61,200	1,249,704
Marathon Oil Corp.[2]	11,300	351,317
Marvell Technology Group Ltd.*[2]	39,200	617,792
Masco Corp.[2]	38,400	413,184
MasterCard, Inc., Class A2	10,700	2,134,971
McDonald's Corp.	39,700	2,615,039
McKesson Corp.[2]	8,300	557,428
MDU Resources Group, Inc.[2]	48,900	881,667
Mead Johnson Nutrition Co., Class A2	5,100	255,612
Medco Health Solutions, Inc.*[2]	52,200	2,875,176
Medtronic, Inc.[2]	11,100	402,597
MEMC Electronic Materials, Inc.*[2]	15,600	154,128
Merck & Co., Inc.[2]	16,800	587,496
Microsoft Corp.[2]	57,000	1,311,570
Molson Coors Brewing Co., Class B2	13,000	550,680
Monsanto Co.[2]	5,400	249,588
Monster Worldwide, Inc.*[1]	67,800	789,870
MSC Industrial Direct Co., Class A	11,900	602,854
MSCI, Inc., Class A*	14,600	400,040
National Oilwell Varco, Inc.	5,600	185,192
National Semiconductor Corp.[2]	33,200	446,872
NetApp, Inc.*	27,300	1,018,563
NetFlix, Inc.*[1]	3,800	412,870
Newfield Exploration Co.*	16,700	815,962
NIKE, Inc., Class B	10,400	702,520
NiSource, Inc.[2]	41,100	595,950
Noble Corp.*[2]	8,900	275,099
Northrop Grumman Corp.[2]	22,100	1,203,124
Occidental Petroleum Corp.	9,400	725,210
Omnicom Group, Inc.[2]	21,400	734,020
Oracle Corp.	81,600	1,751,136
O'Reilly Automotive, Inc.*	21,400	1,017,784
PACCAR, Inc.[2]	41,000	1,634,670
Pall Corp.[2]	21,800	749,266
Parker Hannifin Corp.	14,400	798,624
Peabody Energy Corp.[2]	8,600	336,518
Pepco Holdings, Inc.[2]	64,000	1,003,520
PepsiCo, Inc.[2]	8,800	536,360
Pfizer, Inc.[2]	69,800	995,348
Philip Morris International, Inc.[2]	12,400	568,416
Praxair, Inc.	19,600	1,489,404
Priceline.com, Inc.*	6,700	1,182,818
Principal Financial Group, Inc.[2]	27,700	649,288
Procter & Gamble Co.[2]	9,000	539,820

14

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Pulte Homes, Inc.*[2]	15,400	$127,512
QUALCOMM, Inc.[2]	80,500	2,643,620
Quanta Services, Inc.*	31,700	654,605
Red Hat, Inc.*	20,500	593,270
Regal-Beloit Corp.	31,400	1,751,492
Rock-Tenn Co., Class A	6,200	307,954
Rockwell Automation, Inc.	10,500	515,445
Roper Industries, Inc.	12,800	716,288
Ryder System, Inc.[2]	29,600	1,190,808
Salesforce.com, Inc.*	9,000	772,380
SBA Communications Corp., Class A*	16,400	557,764
Scotts Miracle-Gro Co., Class A	21,400	950,374
Sempra Energy[2]	25,200	1,179,108
Sherwin-Williams Co.	21,500	1,487,585
SolarWinds, Inc.*	36,000	577,440
Solera Holdings, Inc.	25,300	915,860
Southwest Airlines Co.[2]	100,500	1,116,555
Southwestern Energy Co.*	51,900	2,005,416
Sprint Nextel Corp.*[2]	121,800	516,432
Strayer Education, Inc.[1]	2,500	519,725
Suncor Energy, Inc.	12,900	379,776
Sunoco, Inc.[2]	13,400	465,918
Symantec Corp.*[2]	42,800	594,064
Talecris Biotherapeutics Holdings Corp.*	28,600	603,460
Target Corp.[2]	26,400	1,298,088
TD Ameritrade Holding Corp.*	57,900	885,870
Teradata Corp.*	69,400	2,115,312
Tetra Tech, Inc.*	28,700	562,807
Texas Instruments, Inc.[2]	20,500	477,240
Thermo Fisher Scientific, Inc.*	10,600	519,930
Time Warner Cable, Inc.	2	104
Time Warner, Inc.[2]	4,800	138,768
TreeHouse Foods, Inc.*	8,500	388,110
Tupperware Brands Corp.	3,900	155,415
Ultra Petroleum Corp.*[2]	28,100	1,243,425
Union Pacific Corp.	23,600	1,640,436
United Technologies Corp.	27,200	1,765,552
UnitedHealth Group, Inc.[2]	8,400	238,560
Urban Outfitters, Inc.*	23,600	811,604
Verisk Analytics, Inc., Class A*	33,000	986,700
Viacom, Inc., Class B2	9,600	301,152
Visa, Inc., Class A2	30,700	2,172,025
WellPoint, Inc.*[2]	10,400	508,872
Wells Fargo & Co.[2]	25,300	647,680
WMS Industries, Inc.*	44,200	1,734,850
Zimmer Holdings, Inc.*	20,700	1,118,835
Total United States common stocks		178,309,975
Total common stocks (cost $300,730,121)		313,207,346

	Face amount		Value
Bonds: 10.51%
Corporate bonds: 4.86%
Australia: 0.08%
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	250,000	$217,531
Wesfarmers Ltd., 8.250%, due 09/11/14		250,000	220,793
Total Australia corporate bonds			438,324
Bermuda: 0.12%
Noble Group Ltd., 6.750%, due 01/29/20[5]		$500,000	485,000
Validus Holdings Ltd., 8.875%, due 01/26/40		150,000	156,642
Total Bermuda corporate bonds			641,642
Canada: 0.24%
Anadarko Finance Co., 6.750%, due 05/01/11[1]		450,000	445,758
Citigroup Finance Canada, Inc., 6.750%, due 09/22/14	CAD	250,000	252,170
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16		$587,500	561,062
Total Canada corporate bonds			1,258,990
Cayman Islands: 0.12%
Transocean, Inc., 5.250%, due 03/15/13		350,000	329,242
6.625%, due 04/15/11		300,000	292,835
Total Cayman Islands corporate bonds			622,077
France: 0.04%
Credit Agricole SA, 6.637%, due 05/31/17[5,6,7]		300,000	220,500
Germany: 0.08%
HeidelbergCement AG, 8.000%, due 01/31/17	EUR	350,000	425,858
Luxembourg: 0.17%
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	300,000	467,840
Wind Acquisition Finance SA, 11.000%, due 12/01/15	EUR	325,000	397,426
Total Luxembourg corporate bonds			865,266
Netherlands: 0.10%
EDP Finance BV, 4.900%, due 10/01/19[5]		$600,000	543,634

15

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Spain: 0.12%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[5]		$650,000	$624,457
United Kingdom: 0.24%
FCE Bank PLC, 7.125%, due 01/16/12	EUR	350,000	431,207
Lloyds TSB Bank PLC, 5.800%, due 01/13/20[5]		$600,000	566,337
Virgin Media Finance PLC, 9.125%, due 08/15/16		275,000	284,625
Total United Kingdom corporate bonds			1,282,169
United States: 3.55%
Altria Group, Inc., 9.250%, due 08/06/19		270,000	336,989
American General Finance Corp., 4.000%, due 03/15/11		600,000	580,500
5.625%, due 08/17/11		300,000	289,125
Anadarko Petroleum Corp., 5.950%, due 09/15/16		300,000	258,209
Apria Healthcare Group, Inc., 11.250%, due 11/01/14[5]		650,000	692,250
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		600,000	607,500
Bank of America Corp., 6.000%, due 09/01/17		350,000	368,316
Biomet, Inc., 10.375%, due 10/15/17[8]		250,000	268,750
Boise Cascade LLC, 7.125%, due 10/15/14		700,000	658,875
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14		300,000	324,000
Chesapeake Energy Corp., 9.500%, due 02/15/15[1]		250,000	276,250
Citigroup, Inc., 4.750%, due 05/31/17[6]	EUR	900,000	996,504
Comcast Corp., 7.050%, due 03/15/33		$300,000	346,368
Crown Americas LLC, 7.625%, due 05/15/17[5]		650,000	672,750
Discover Financial Services, 10.250%, due 07/15/19		300,000	357,043
DISH DBS Corp., 6.625%, due 10/01/14		250,000	250,000

	Face amount	Value
Fidelity National Financial, Inc., 6.600%, due 05/15/17	$175,000	$174,487
FireKeepers Development Authority, 13.875%, due 05/01/15[5]	300,000	346,500
FirstEnergy Solutions Corp., 6.800%, due 08/15/39	280,000	277,032
Ford Motor Credit Co. LLC, 12.000%, due 05/15/15	650,000	752,441
Frontier Communications Corp., 8.250%, due 05/01/14	250,000	259,375
International Lease Finance Corp., 8.625%, due 09/15/15[5]	675,000	639,563
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	600,000	625,640
Momentive Performance Materials, Inc., 11.500%, due 12/01/16[1]	530,000	467,725
Morgan Stanley, 6.250%, due 08/28/17	500,000	508,318
7.300%, due 05/13/19	600,000	645,251
Owens Corning, 6.500%, due 12/01/16	300,000	319,197
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	300,000	312,750
Pacific Bell Telephone Co., 7.125%, due 03/15/26	350,000	400,682
Pacific Life Insurance Co., 9.250%, due 06/15/39[5]	350,000	433,748
Plains Exploration & Production Co., 7.750%, due 06/15/15	450,000	445,500
Reynolds American, Inc., 6.750%, due 06/15/17	300,000	325,016
Ryerson, Inc., 12.000%, due 11/01/15	500,000	511,250
Sungard Data Systems, Inc., 9.125%, due 08/15/13	450,000	457,313
SunTrust Bank, 7.250%, due 03/15/18	300,000	328,538
Swiss Re Solutions Holding Corp., 6.450%, due 03/01/19	300,000	320,450
Tennessee Valley Authority, 5.250%, due 09/15/39	600,000	663,295
Valero Energy Corp., 6.125%, due 02/01/20	710,000	729,593
Wachovia Capital Trust III, 5.800%, due 03/15/11[6,7]	300,000	238,500

16

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Wells Fargo Capital XIII, 7.700%, due 03/26/13[6,7]		$300,000	$303,000
Williams Cos., Inc., 8.750%, due 03/15/32		241,000	281,239
Yankee Acquisition Corp., 8.500%, due 02/15/15		300,000	303,375
Yonkers Racing Corp., 11.375%, due 07/15/16[5]		300,000	321,375
Total United States corporate bonds			18,674,582
Total corporate bonds (cost $25,503,354)			25,597,499
Asset-backed securities: 0.78%
Cayman Islands: 0.14%
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.714%, due 05/10/21[4,5,6,9]		$1,000,000	765,700
United Kingdom: 0.09%
Chester Asset Receivables Dealings No. 12 PLC, Series C, 2.101%, due 03/18/13[6]	GBP	320,000	467,358
United States: 0.55%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.547%, due 08/25/35[6]		$101,118	95,298
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, due 06/20/14		200,000	213,700
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.397%, due 04/25/28[6]		23,273	23,011
Series 2005-7, Class 3AV3, 0.757%, due 11/25/35[6]		43,431	43,331
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.397%, due 11/25/36[6]		86,395	84,351
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.527%, due 07/25/36[6]		381,282	346,362

	Face amount	Value
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.447%, due 03/25/37[6]	$2,562,128	$125,739
JP Morgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2, 0.397%, due 07/25/36[6]	3,987	3,956
MBNA Credit Card Master Note Trust, Series 2003-C7, Class C7, 1.700%, due 03/15/16[6]	375,000	364,076
Series 2004-B1, Class B1, 4.450%, due 08/15/16	325,000	344,045
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.472%, due 06/25/35[4,5,6,9]	41,852	914
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.517%, due 08/25/36[4,6]	1,224,852	298,239
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.437%, due 01/25/37[6]	22,519	21,701
Renaissance Home Equity Loan Trust, Series 2006-4, Class AV1, 0.417%, due 01/25/37[6]	130,348	127,552
Series 2005-3, Class AF3, 4.814%, due 11/25/35[10]	57,863	56,068
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.537%, due 03/25/36[6]	384,359	355,368
Series 2005-KS11, Class AI3, 0.547%, due 12/25/35[6]	48,844	47,125
SACO I Trust, Series 2006-3, Class A1, 0.707%, due 04/25/36[6]	1,868,341	315,193
Saxon Asset Securities Trust, Series 2005-3, Class A2C, 0.627%, due 11/25/35[6]	1,902	1,902
Soundview Home Equity Loan Trust, Series 2006-OPT3, Class 2A2, 0.457%, due 06/25/36[6]	13,314	12,980
Total United States asset-backed securities		2,880,911
Total asset-backed securities (cost $7,642,777)		4,113,969

17

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Continued)
Collateralized debt obligations: 1.77%
Cayman Islands: 0.76%
Avenue CLO Fund Ltd., Series 2007-5I, Class SUB, due 04/25/19[4,11]		$2,200,000	$396,000
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19[4,5,9,11]		2,750,000	1,595,000
FM Leveraged Capital Fund II, due 11/20/20[4,5,6,9,11]		5,300,000	378,950
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19[4,5,9,11]		1,200,000	432,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[4,5,9]		8,000,000	0
Shasta CLO Ltd., due 04/20/13[4,5,9,11]		4,000,000	1,200,000
Total Cayman Islands collateralized debt obligations			4,001,950
Ireland: 0.10%
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23[4,5,9,11]	EUR	1,500,000	495,254
Eurocredit CDO BV, Series VI-X, Class SUB, due 07/16/22[4,6,11]		4,500,000	55,029
Total Ireland collateralized debt obligations			550,283
Luxembourg: 0.02%
Ashwell Rated SA, due 12/22/77[3,4,5,6,9,11]	GBP	1,400,000	20,917
Series II due 12/22/77[3,4,5,6,9]		1,950,000	29
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22[4,5,6,9,11]	EUR	2,400,000	58,697
Total Luxembourg collateralized debt obligations			79,643
Netherlands: 0.74%
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24[4,5,6,9]		1,400,000	342,398
Cadogan Square CLO BV, Series 3A, Class M, 8.481%, due 01/17/23[4,5,6,9]		2,000,000	538,054

	Face amount		Value
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[4,5,9]	EUR	3,000,000	$733,710
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22[4,5,9,11]		3,000,000	843,766
Prospero CLO I BV, Series I-A, Class A2, 1.064%, due 03/20/17[4,5,6,9]		$1,000,000	760,000
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23[4,5,6,9]	EUR	2,000,000	684,796
Total Netherlands collateralized debt obligations			3,902,724
United States: 0.15%
Cent CDO Ltd., Series 2006-12A, Class INC, due 11/18/20[3,4,11]		$2,000,000	800,000
Total collateralized debt obligations (cost $57,467,523)			9,334,600
Commercial mortgage-backed securities: 1.22%
United States: 1.22%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, due 07/10/42		$242,282	242,151
Series 2006-6, Class A4, 5.356%, due 10/10/45		800,000	800,894
Series 2007-3, Class A2, 5.837%, due 06/10/49[6]		600,000	616,596
Series 2007-2, Class AM, 5.877%, due 04/10/49[6]		450,000	354,850
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.888%, due 12/10/49[6]		650,000	554,979
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2, 5.560%, due 10/15/48		400,000	422,270
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM, 5.986%, due 06/10/46[6]		300,000	259,568
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, due 03/10/39		699,937	725,623

18

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Series 2007-GG9, Class AM, 5.475%, due 03/10/39	$1,200,000	$952,860
Series 2006-GG7, Class A4, 6.085%, due 07/10/38[6]	900,000	940,755
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.808%, due 08/10/45[6]	300,000	294,951
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43	300,000	253,874
Total commercial mortgage-backed securities (cost $5,444,096)		6,419,371
Mortgage & agency debt securities: 1.07%
United States: 1.07%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.537%, due 11/25/35[6]	$2,721,098	972,602
Banc of America Alternative Loan Trust, Series 2006-9, Class B2, 6.250%, due 01/25/37[4]	528,535	2,378
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AV2, 0.587%, due 08/25/35[6]	19,346	19,120
Countrywide Alternative Loan Trust, Series 2006-45T1, Class M1, 6.000%, due 02/25/37	523,132	5
Series 2006-26CB, Class M1, 6.500%, due 09/25/36	425,636	171
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.682%, due 05/25/36[6]	668,059	9,022
Series 2006-7, Class B1, 5.928%, due 08/25/36[6]	477,198	1,203
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	1,300,000	1,396,118
Federal National Mortgage Association, 7.890%, due 10/09/19[12,13]	4,700,000	2,905,634

	Face amount	Value
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.106%, due 06/25/36[6]	$954,956	$32,488
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.588%, due 06/19/35[6]	261,887	150,263
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.983%, due 04/25/35[6]	1,681,702	67,961
Series 2007-1, Class B1II, 6.049%, due 02/25/37[6]	1,282,627	9,876
Series 2006-7, Class B1II, 6.222%, due 08/25/36[6]	108,501	11
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3B1, 5.637%, due 12/25/36[6]	1,297,022	27,017
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 2B1, 5.991%, due 09/25/36[6]	372,318	3,723
Series 2006-18, Class B1, 6.000%, due 12/26/36	1,261,838	58,082
Total mortgage & agency debt securities (cost $8,037,624)		5,655,674
Municipal bonds: 0.32%
State of California General Obligation Bonds, 7.300%, due 10/01/39	$1,425,000	1,499,271
State of Illinois General Obligation Bonds, Series 2010, 4.421%, due 01/01/15	165,000	165,541
Total municipal bonds (cost $1,601,646)		1,664,812
US government obligation: 0.49%
US Treasury Bonds, PO, 4.989%, due 08/15/29[12] (cost $2,223,177)	$5,500,000	2,565,035
Total bonds (cost $107,920,198)		55,350,960

19

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Investment companies: 25.29%
UBS Global Corporate Bond Relationship Fund*[14]	5,088,193	$53,202,142
UBS Opportunistic Emerging Markets Debt Relationship Fund*[14]	1,186,960	17,369,977
UBS U.S. Equity Alpha Relationship Fund*[14]	6,785,905	62,547,042
Total investment companies (cost $121,912,872)		133,119,161
Short-term investment: 5.78%
Investment company: 5.78%
UBS Cash Management Prime Relationship Fund, 0.207%[14,15] (cost $30,452,523)	30,452,523	30,452,523
	Number of contracts
Options purchased: 0.42%
Call options: 0.25%
1 Year Euro-Dollar Mid Curve, strike @ USD 98.50, expires December 2010*	638	606,100
10 Year US Treasury Notes, strike @ USD 122.00, expires July 2010*	340	398,437
30 Year US Treasury Bonds, strike @ USD 130.00, expires July 2010*	170	103,594
30 Year US Treasury Bonds, strike @ USD 130.00, expires August 2010*	47	64,625
S&P 500 Index, strike @ USD 1,200.00, expires September 2010*	540	137,700
Put options: 0.06%
30 Year US Treasury Bonds, strike @ USD 122.00, expires July 2010*	170	18,594
30 Year US Treasury Bonds, strike @ USD 120.00, expires August 2010*	204	66,937
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires September 2010*	467	198,475
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires March 2011*	161	2,013

	Number of contracts	Value
90 Day Euro-Dollar Futures, strike @ USD 95.00, expires June 2011*	144	$900
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires September 2011*	528	29,700
Fed Fund Futures, strike @ USD 99.44, expires October 2010*	280	5,834
	Notional amount
Payer options purchased on interest rate swaps: 0.11%
Expiring 04/27/11. If exercised the Fund pays semi-annually 4.035% and receives quarterly floating 6 month LIBOR terminating 04/27/18. European style. Counterparty: Deutsche Bank AG*	$6,500,000	64,926
Expiring 06/10/11. If exercised the Fund pays quarterly floating 3 month LIBOR terminating 06/10/13 and receives 1.990% paid semi-annually. European style. Counterparty: Deutsche Bank AG*	32,500,000	379,193
Expiring 06/10/11. If exercised the Fund pays semi-annually 1.990% and receives quarterly floating 3 month LIBOR terminating 06/10/13. European style. Counterparty: Deutsche Bank AG*	32,500,000	138,113
Total options purchased (cost $3,631,769)		2,215,141
	Shares
Investment of cash collateral from securities loaned: 0.83%
UBS Private Money Market Fund LLC, 0.010%[14,15] (cost $4,355,230)	4,355,230	4,355,230
Total investments before investments sold short: 102.33% (cost $569,002,712)		538,700,361

20

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Investments sold short: (15.14)%
Common stocks: (15.14)%
Ireland: (0.07)%
Ingersoll-Rand PLC	(10,300)	$(355,247)
United States: (15.07)%
3M Co.	(6,300)	(497,637)
Adobe Systems, Inc.	(22,400)	(592,032)
Advanced Micro Devices, Inc.	(89,000)	(651,480)
Akamai Technologies, Inc.	(25,200)	(1,022,364)
Alliant Energy Corp.	(55,900)	(1,774,266)
Altera Corp.	(35,600)	(883,236)
Amedisys, Inc.	(9,400)	(413,318)
American Water Works Co., Inc.	(28,100)	(578,860)
Aqua America, Inc.	(27,300)	(482,664)
Avnet, Inc.	(17,800)	(429,158)
Beckman Coulter, Inc.	(3,800)	(229,102)
Berkshire Hathaway, Inc., Class B	(2,500)	(199,225)
Best Buy Co., Inc.	(23,400)	(792,324)
BMC Software, Inc.	(53,600)	(1,856,168)
Bristol-Myers Squibb Co.	(35,000)	(872,900)
Brown-Forman Corp., Class B	(21,300)	(1,218,999)
Bucyrus International, Inc.	(5,200)	(246,740)
C.H. Robinson Worldwide, Inc.	(28,000)	(1,558,480)
Calpine Corp.	(27,200)	(345,984)
Cardinal Health, Inc.	(18,900)	(635,229)
Caterpillar, Inc.	(14,200)	(852,994)
Celgene Corp.	(9,200)	(467,544)
CenturyLink, Inc.	(9,800)	(326,438)
Charles River Laboratories International, Inc.	(22,300)	(762,883)
Charles Schwab Corp.	(22,300)	(316,214)
Chesapeake Energy Corp.	(31,200)	(653,640)
Chevron Corp.	(7,900)	(536,094)
Chubb Corp.	(5,500)	(275,055)
Cisco Systems, Inc.	(26,300)	(560,453)
Clorox Co.	(17,200)	(1,069,152)
CME Group, Inc.	(500)	(140,775)
Cognizant Technology Solutions Corp., Class A	(7,200)	(360,432)
Colgate-Palmolive Co.	(13,400)	(1,055,384)
Compuware Corp.	(24,300)	(193,914)
CONSOL Energy, Inc.	(9,000)	(303,840)
Consolidated Edison, Inc.	(29,500)	(1,271,450)
Corning, Inc.	(32,800)	(529,720)
Covance, Inc.	(10,600)	(543,992)
CSX Corp.	(8,500)	(421,855)
Cummins, Inc.	(13,300)	(866,229)
Deere & Co.	(5,900)	(328,512)
Delta Air Lines, Inc.	(59,500)	(699,125)
DISH Network Corp., Class A	(13,986)	(253,846)
Dollar General Corp.	(3,300)	(90,915)

	Shares	Value
Duke Energy Corp.	(18,200)	$(291,200)
Eli Lilly & Co.	(55,700)	(1,865,950)
EMC Corp.	(63,600)	(1,163,880)
Emerson Electric Co.	(19,300)	(843,217)
EQT Corp.	(8,800)	(318,032)
Expeditors International Washington, Inc.	(42,100)	(1,452,871)
Express Scripts, Inc.	(14,200)	(667,684)
Exxon Mobil Corp.	(11,600)	(662,012)
Fiserv, Inc.	(9,800)	(447,468)
Flextronics International Ltd.	(28,700)	(160,720)
Flowers Foods, Inc.	(25,200)	(615,636)
Ford Motor Co.	(61,200)	(616,896)
Forest Laboratories, Inc.	(53,200)	(1,459,276)
Freeport-McMoRan Copper & Gold, Inc.	(4,600)	(271,998)
Gap, Inc.	(35,500)	(690,830)
Goodrich Corp.	(19,700)	(1,305,125)
Hasbro, Inc.	(7,000)	(287,700)
Hershey Co.	(23,900)	(1,145,527)
Honeywell International, Inc.	(12,800)	(499,584)
Hormell Foods Corp.	(8,900)	(360,272)
Hospira, Inc.	(7,600)	(436,620)
Hudson City Bancorp, Inc.	(22,400)	(274,176)
Humana, Inc.	(7,900)	(360,793)
Integrys Energy Group, Inc.	(4,500)	(196,830)
Intel Corp.	(71,900)	(1,398,455)
International Business Machines Corp.	(4,000)	(493,920)
Intuitive Surgical, Inc.	(2,200)	(694,364)
ITT Corp.	(10,200)	(458,184)
Jabil Circuit, Inc.	(20,300)	(269,990)
Joy Global, Inc.	(9,100)	(455,819)
Kohl's Corp.	(22,500)	(1,068,750)
Lamar Advertising Co., Class A	(36,700)	(899,884)
Linear Technology Corp.	(9,900)	(275,319)
McAfee, Inc.	(7,600)	(233,472)
McDonald's Corp.	(14,200)	(935,354)
MetroPCS Communications, Inc.	(23,600)	(193,284)
Micron Technology, Inc.	(20,400)	(173,196)
Motorola, Inc.	(66,700)	(434,884)
Navistar International Corp.	(11,300)	(555,960)
NetApp, Inc.	(7,900)	(294,749)
NetFlix, Inc.	(5,200)	(564,980)
Northern Trust Corp.	(1,900)	(88,730)
Novellus Systems, Inc.	(30,400)	(770,944)
NSTAR	(32,000)	(1,120,000)
Nvidia Corp.	(11,500)	(117,415)
Occidental Petroleum Corp.	(21,600)	(1,666,440)
O'Reilly Automotive, Inc.	(5,600)	(266,336)
Parker Hannifin Corp.	(14,200)	(787,532)
Paychex, Inc.	(7,100)	(184,387)

21

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
People's United Financial, Inc.	(9,600)	$(129,600)
Pioneer Natural Resources Co.	(9,300)	(552,885)
PNC Financial Services Group, Inc.	(13,200)	(745,800)
Prudential Financial, Inc.	(16,100)	(863,926)
QLogic Corp.	(30,700)	(510,234)
Quicksilver Resources, Inc.	(43,500)	(478,500)
Red Hat, Inc.	(10,100)	(292,294)
Regions Financial Corp.	(85,300)	(561,274)
Rockwell Automation, Inc.	(16,800)	(824,712)
RRI Energy, Inc.	(70,800)	(268,332)
Sara Lee Corp.	(19,500)	(274,950)
Schlumberger Ltd.	(9,600)	(531,264)
Sears Holdings Corp.	(9,500)	(614,175)
Sherwin-Williams Co.	(3,700)	(256,003)
Smithfield Foods, Inc.	(38,600)	(575,140)
Southern Co.	(34,200)	(1,138,176)
Spectra Energy Corp.	(24,800)	(497,736)
Stanley Black & Decker, Inc.	(13,900)	(702,228)
Starwood Hotels & Resorts Worldwide, Inc.	(12,300)	(509,589)
Stryker Corp.	(13,100)	(655,786)
Synopsys, Inc.	(9,900)	(206,613)
Tellabs, Inc.	(54,100)	(345,699)

	Shares	Value
Thermo Fisher Scientific, Inc.	(9,500)	$(465,975)
TJX Cos., Inc.	(6,300)	(264,285)
Travelers Cos., Inc.	(17,200)	(847,100)
Tyson Foods, Inc., Class A	(40,100)	(657,239)
Union Pacific Corp.	(7,000)	(486,570)
US Bancorp	(27,900)	(623,565)
Verizon Communications, Inc.	(19,400)	(543,588)
Vulcan Materials Co.	(11,000)	(482,130)
Walgreen Co.	(14,000)	(373,800)
Walt Disney Co.	(7,500)	(236,250)
Watson Pharmaceuticals, Inc.	(12,300)	(499,011)
Western Union Co.	(23,400)	(348,894)
Whole Foods Market, Inc.	(16,100)	(579,922)
WW Grainger, Inc.	(18,600)	(1,849,770)
Xcel Energy, Inc.	(29,200)	(601,812)
Total United States common stocks		(79,352,094)
Total investments sold short (proceeds $69,289,251)		(79,707,341)
Total investments, net of investments sold short: 87.19%		458,993,020
Cash and other assets, less liabilities: 12.81%		67,441,816
Net assets: 100.00%		$526,434,836

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short was $600,386,413; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$38,057,035
Gross unrealized depreciation	(99,743,087)
Net unrealized depreciation of investments	$(61,686,052)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2010.

2  All or a portion of these securities have been segregated to cover open short positions.

3  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2010, the value of these securities amounted to $1,370,978 or 0.26% of net assets.

4  Security is illiquid. At June 30, 2010, the value of these securities amounted to $10,401,831 or 1.98% of net assets.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $14,396,299 or 2.73% of net assets.

6  Floating rate security—The interest rates shown are the current rates as of June 30, 2010.

7  Perpetual bond security. The maturity date reflects the next call date.

8  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

9  These securities, which represent 1.68% of net assets as of June 30, 2010, are considered restricted. (See restricted securities table below for more information.)

22

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/10 Market value	06/30/10 Market value as a percentage of net assets
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24	03/26/07	$1,863,680	0.35%	$342,398	0.07%
Ashwell Rated SA, Series II, due 12/22/77	01/29/07-
due 12/22/77	07/28/08	6,188,025	1.18	20,946	0.00[1]
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	1,894,125	0.36	495,254	0.10
Cadogan Square CLO BV, Series 3A, Class M, 8.481%, due 01/17/23	12/01/06	2,533,935	0.48	538,054	0.10
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.714%, due 05/10/21	09/30/09	692,500	0.13	765,700	0.14
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19	11/03/06	2,447,500	0.47	1,595,000	0.30
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	1.01	378,950	0.07
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	3,200,760	0.61	58,697	0.01
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	3,637,455	0.69	733,710	0.14
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,128,000	0.21	432,000	0.08
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	11/28/06	3,840,472	0.73	843,766	0.16
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	1.55	0	0.00
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 06/13/08- 7.472%, due 06/25/35	04/25/10	743	0.00[1]	914	0.00[1]
Prospero CLO I BV, Series I-A, Class A2, 1.064%, due 03/20/17	10/29/09	760,000	0.14	760,000	0.15
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23	09/25/06	2,551,500	0.48	684,796	0.13
Shasta CLO Ltd., due 04/20/13	12/20/06	3,800,000	0.72	1,200,000	0.23
		$47,976,751	9.11%	$8,850,185	1.68%

1  Amount represents less than 0.005%.

23

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

10  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2010. Maturity date disclosed is the ultimate maturity date.

11  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

12  Rate shown reflects annualized yield at June 30, 2010 on zero coupon bond.

13  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

14  Investment in affiliated investment company. See Notes to financial statements for additional information.

15  The rate shown reflects the yield at June 30, 2010.

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depository certificate

GDR  Global depositary receipt

GS  Goldman Sachs

GSR  Goldman Sachs Residential

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	480,000	USD	387,802	09/02/10	$(13,256)
Australian Dollar	60,935,000	USD	50,515,115	09/03/10	(391,812)
Canadian Dollar	680,000	USD	629,394	09/02/10	(9,126)
Canadian Dollar	14,210,000	USD	13,469,539	09/03/10	126,440
Euro	7,550,000	CHF	10,369,132	09/03/10	395,735
Euro	6,650,000	USD	8,129,791	09/02/10	(4,290)
Euro	66,740,000	USD	81,961,726	09/03/10	326,692
Great Britain Pound	7,430,000	CHF	12,235,501	09/03/10	263,045
Great Britain Pound	600,000	EUR	703,368	09/03/10	(36,115)
Great Britain Pound	695,000	USD	996,588	09/02/10	(41,811)
Great Britain Pound	56,625,000	USD	81,970,916	09/03/10	(2,632,497)
Japanese Yen	1,258,500,000	USD	13,929,627	09/03/10	(319,413)

24

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
New Zealand Dollar	71,205,000	USD	47,586,302	09/03/10	$(1,027,488)
Norwegian Krone	12,360,000	USD	1,885,368	09/03/10	(7,679)
Swiss Franc	15,415,000	USD	13,423,994	09/03/10	(893,300)
United States Dollar	22,491,110	AUD	27,070,000	09/03/10	123,981
United States Dollar	1,791,000	EUR	1,480,000	09/02/10	19,292
United States Dollar	3,412,147	EUR	2,760,000	09/03/10	(36,170)
United States Dollar	13,057,071	GBP	8,650,000	09/03/10	(133,106)
United States Dollar	10,423,234	KRW	13,028,000,000	09/03/10	215,209
United States Dollar	24,936,344	MXN	325,140,000	09/03/10	35,074
United States Dollar	17,662,027	MYR	59,136,000	09/03/10	550,648
United States Dollar	34,225,960	SEK	269,040,000	09/03/10	277,540
United States Dollar	10,275,013	SGD	14,375,000	09/03/10	330
United States Dollar	20,150,023	TWD	644,700,000	09/03/10	(9,429)
Net unrealized depreciation on forward foreign currency contracts					$(3,221,506)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of June 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 74 contracts (USD)	September 2010	$9,405,058	$9,435,000	$29,942
US Ultra Bond Futures, 278 contracts (USD)	September 2010	35,929,222	37,755,875	1,826,653
10 Year US Treasury Notes, 163 contracts (USD)	September 2010	19,804,758	19,975,141	170,383
US Treasury futures sell contracts:
2 Year US Treasury Notes, 610 contracts (USD)	September 2010	(133,271,866)	(133,485,156)	(213,290)
5 Year US Treasury Notes, 531 contracts (USD)	September 2010	(61,767,041)	(62,844,680)	(1,077,639)
10 Year US Treasury Notes, 267 contracts (USD)	September 2010	(32,342,941)	(32,720,016)	(377,074)
Index futures buy contracts:
Amsterdam Exchange Index, 144 contracts (EUR)	July 2010	11,795,115	10,944,547	(850,567)
CAC 40 Euro Index, 242 contracts (EUR)	July 2010	10,842,270	9,996,860	(845,410)
DAX Index, 142 contracts (EUR)	September 2010	26,780,449	25,570,673	(1,209,776)
Hang Seng Stock Index, 14 contracts (HKD)	July 2010	1,870,553	1,771,030	(99,523)
MSCI Singapore Index, 31 contracts (SGD)	July 2010	1,509,019	1,473,853	(35,166)
NIKKEI 225 Index, 117 contracts (JPY)	September 2010	12,520,027	12,235,432	(284,596)
S&P Toronto Stock Exchange 60 Index, 8 contracts (CAD)	September 2010	1,022,515	990,766	(31,749)
SPI 200 Index, 73 contracts (AUD)	September 2010	6,916,824	6,450,476	(466,348)

25

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
Dow Jones EURO STOXX 50 Index, 1,038 contracts (EUR)	September 2010	$(34,217,738)	$(32,180,766)	$2,036,972
FTSE 100 Index, 316 contracts (GBP)	September 2010	(24,527,300)	(22,702,769)	1,824,530
FTSE/MIB Index, 78 contracts (EUR)	September 2010	(9,731,243)	(9,017,944)	713,299
IBEX 35 Index, 215 contracts (EUR)	July 2010	(25,233,783)	(23,605,457)	1,628,326
OMXS 30 Index, 93 contracts (SEK)	July 2010	(1,238,727)	(1,183,131)	55,596
S&P 500 Index, 33 contracts (USD)	September 2010	(8,854,722)	(8,469,450)	385,272
S&P MidCap 400 Index, 523 contracts (USD)	September 2010	(38,956,701)	(37,133,000)	1,823,701
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 103 contracts (USD)	December 2012	25,083,436	25,186,075	102,639
90 Day Euro-Dollar Futures, 296 contracts (USD)	March 2014	70,722,203	71,639,400	917,197
Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 170 contracts (USD)	September 2010	(42,167,905)	(42,221,625)	(53,720)
90 Day Euro-Dollar Futures, 296 contracts (USD)	March 2012	(72,078,664)	(72,897,400)	(818,736)
Japanese 10 Year Bond, 72 contracts (JPY)	September 2010	(114,515,564)	(115,359,611)	(844,047)
Net unrealized appreciation on futures contracts				$4,306,869

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Options written

UBS Dynamic Alpha Fund had the following open options written as of June 30, 2010:

	Expiration dates	Premiums received	Value
Call options
10 Year US Treasury Notes, 340 contracts, strike @ USD 124.00	July 2010	$94,901	$116,875
10 Year US Treasury Notes, 85 contracts, strike @ USD 124.00	August 2010	66,225	65,078
2 Year Euro-Dollar Mid Curve, 638 contracts, strike @ USD 97.38	December 2010	294,704	917,125
30 Year US Treasury Bonds, 340 contracts, strike @ USD 133.00	July 2010	68,313	63,750
European Option on Index CDX.NA.14, Notional Amount USD 6,500,000 strike @ USD 1.30	June 2015	44,200	44,738
Put options
90 Day Euro-Dollar Futures, 528 contracts, strike @ USD 95.00	September 2011	394,152	13,200
90 Day Euro-Dollar Time Deposit, 467 contracts, strike @ USD 99.25	September 2010	66,590	84,644
Fed Fund Futures, 280 contracts, strike @ USD 99.69	October 2010	88,776	17,501
Receiver options written on interest rate swaps
Expiring 04/27/11. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,075,000	April 2018	202,508	42,312
Expiring 06/08/11. If exercised the Fund pays quarterly floating 3 month LIBOR and receives 1.550% paid semi-annually. European style. Counterparty: Merrill Lynch International, Notional Amount USD 64,025,000	June 2012	266,504	354,129

26

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Portfolio of investments

June 30, 2010

	Expiration dates	Premiums received	Value
Expiring 06/08/11. If exercised the Fund pays semi-annually 1.550% and receives quarterly floating 3 month LIBOR. European style. Counterparty: Merrill Lynch International, Notional Amount USD 64,025,000	June 2012	$266,504	$128,839
Total options written		$1,853,377	$1,848,191

Currency type abbreviations:

USD  United States Dollar

Written option activity for the year ended June 30, 2010 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2009	4,070	$2,233,906
Options written	48,513	13,223,261
Options terminated in closing purchase transactions	(46,785)	(13,551,156)
Options expired prior to exercise	(3,120)	(832,350)
Options outstanding at June 30, 2010	2,678	$1,073,661

Swaption activity for the year ended June 30, 2010 for UBS Dynamic Alpha Fund was as follows:

	Notional amount	Amount of premiums received
Swaptions outstanding at June 30, 2009	$—	$—
Swaptions written	255,125,000	1,056,616
Swaptions terminated in closing purchase transactions	(52,000,000)	(133,900)
Swaptions expired prior to exercise	(58,500,000)	(143,000)
Swaptions outstanding at June 30, 2010	$144,625,000	$779,716

Swap agreements

UBS Dynamic Alpha Fund had outstanding currency swap agreements with the following terms as of June 30, 2010:

Counterparty	Pay currency	Pay contracts	Receive currency	Receive contracts	Termination dates	Pay rate	Receive rate	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	AUD	5,650,000	USD	4,615,485	02/25/40	4.8533%[1]	0.4969%[2]	$—	$(255,100)	$(255,100)
Deutsche Bank AG	EUR	5,238,268	USD	7,200,000	03/16/20	0.7190[3]	0.5371[2]	—	740,368	740,368
Deutsche Bank AG	USD	7,200,000	EUR	5,238,268	03/16/40	0.5371[2]	0.7190[3]	—	(683,481)	(683,481)
Merrill Lynch International	USD	4,615,485	AUD	5,650,000	02/25/20	0.4969[2]	4.8533[1]	—	240,013	240,013
Merrill Lynch International	CAD	7,322,400	USD	7,141,715	03/16/40	0.8614[4]	0.5371[2]	—	311,533	311,533
Merrill Lynch International	USD	7,141,715	CAD	7,322,400	03/16/20	0.5376[2]	0.8614[4]	—	(283,283)	(283,283)
								$—	$70,050	$70,050

1  Based on 3 month BBSW.

2  Based on 3 month USD LIBOR.

3  Based on 3 month EURIBOR.

4  Based on the 3 month Canadian Bankers Acceptance.

27

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2010:

Counterparty	Notional amount		Termination dates	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	27,444,000	08/31/14	2.6325%	0.5334%[2]	$—	$(946,127)	$(946,127)
Citigroup Global Markets Ltd.	EUR	12,710,000	04/13/15	0.9520[3]	2.4430	—	347,749	347,749
Citigroup Global Markets Ltd.	USD	20,960,000	11/15/16	4.0000	0.4359[2]	—	(2,074,073)	(2,074,073)
Citigroup Global Markets Ltd.	EUR	6,600,000	04/13/20	3.3300	0.9520[3]	—	(359,891)	(359,891)
Citigroup Global Markets Ltd.	USD	7,029,000	02/15/36	4.6680	0.5334[2]	—	(1,201,863)	(1,201,863)
Deutsche Bank AG	GBP	10,000,000	04/13/15	2.9375	0.8869[4]	—	(441,441)	(441,441)
Deutsche Bank AG	USD	20,268,000	02/15/17	0.5334[2]	3.4175	—	1,180,343	1,180,343
Deutsche Bank AG	USD	42,090,000	04/30/17	3.1000	—[5]	—	(1,293,883)	(1,293,883)
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460	0.2909[2]	—	(1,581,276)	(1,581,276)
Deutsche Bank AG	AUD	11,800,000	09/21/19	4.6383[6]	5.9700	—	335,305	335,305
Deutsche Bank AG	GBP	5,530,000	04/13/20	0.8869[4]	3.8660	—	405,294	405,294
Deutsche Bank AG	USD	8,051,000	02/15/36	4.5450	0.5334[2]	—	(1,207,698)	(1,207,698)
Deutsche Bank AG	USD	360,000	04/01/39	4.5690	1.5118[2]	—	(46,710)	(46,710)
Deutsche Bank AG	USD	524,000	09/15/39	4.3500	—[5]	—	(58,422)	(58,422)
Deutsche Bank AG	AUD	6,310,000	09/21/39	5.6200	4.6383[6]	(3,104)	(233,406)	(236,510)
Deutsche Bank AG	USD	990,000	10/01/39	4.0580	—[5]	—	(56,525)	(56,525)
Goldman Sachs International	JPY	1,350,000,000	02/02/37	2.5230	0.4625[7]	—	(2,096,219)	(2,096,219)
JPMorgan Chase Bank	USD	119,500,000	11/24/18	0.3472[8]	0.4841[2]	—	500,754	500,754
Merrill Lynch International	USD	119,500,000	11/24/10	0.4841[2]	0.3472[8]	—	(24,317)	(24,317)
Merrill Lynch International	USD	119,500,000	11/24/11	—[9]	—[10]	—	14,113	14,113
Merrill Lynch International	JPY	2,051,000,000	06/18/12	0.4450[7]	0.4738	—	1,241	1,241
Merrill Lynch International	USD	64,600,000	11/30/14	—[5]	2.4500	—	1,303,652	1,303,652
Merrill Lynch International	CAD	15,380,000	06/18/15	3.0200	0.8643[11]	—	(334,096)	(334,096)
Merrill Lynch International	JPY	1,380,000,000	06/18/15	0.6600	0.4450[7]	—	(34,724)	(34,724)
Merrill Lynch International	CAD	14,650,000	03/09/19	3.3960	0.8329[11]	(7,060)	(285,941)	(293,001)
Merrill Lynch International	USD	4,107,000	02/22/20	3.8900	0.4841[2]	—	(380,593)	(380,593)
Merrill Lynch International	CAD	8,670,000	06/18/20	0.8643[11]	3.7880	—	257,138	257,138
Merrill Lynch International	JPY	338,000,000	06/18/20	0.4450[7]	1.3013	—	48,667	48,667

28

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

Counterparty	Notional amount		Termination dates	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Merrill Lynch International	USD	6,144,000	02/22/25	0.4841%[2]	4.3500%	$—	$786,574	$786,574
Merrill Lynch International	CAD	8,900,000	03/09/29	0.8329[11]	4.1880	35,443	170,391	205,834
Merrill Lynch International	USD	2,970,000	08/15/29	4.2625	0.4359[2]	—	(343,885)	(343,885)
Merrill Lynch International	USD	2,579,000	02/22/30	4.5115	0.4841[2]	—	(390,199)	(390,199)
Merrill Lynch International	USD	4,080,000	06/15/39	3.6250	0.5371[2]	—	47,249	47,249
						$25,279	$(7,992,819)	$(7,967,540)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month LIBOR (USD BBA).

3  Rate based on 6 month EURIBOR.

4  Rate based on 6 month LIBOR (GBP BBA).

5  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2010.

6  Rate based on 6 month BBSW.

7  Rate based on 6 month LIBOR (JPY BBA).

8  Rate based on 1 month LIBOR (USD BBA).

9  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2010.

10  Rate based on 1 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2010.

11  Rate based on 3 month Canadian Bankers Acceptance.

BBA  British Banking Association

BBSW  Bank Bill Swap Rate

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	9,680,000	12/20/12	0.6000%[2]	—[3]	$—	$179,609	$179,609
Deutsche Bank AG	USD	33,000,000	06/20/13	3.2500[2]	—[4]	—	(250,598)	(250,598)
Deutsche Bank AG	USD	4,000,000	06/20/13	3.2500[2]	—[4]	—	(30,376)	(30,376)
Deutsche Bank AG	USD	7,000,000	06/20/14	5.0000[2]	—[5]	302,946	(600,691)	(297,745)
Deutsche Bank AG	USD	6,000,000	06/20/15	5.0000[2]	—[6]	(433,333)	318,519	(114,814)
Goldman Sachs International	USD	4,960,000	12/20/13	1.5000[2]	—[7]	(120,095)	(37,205)	(157,300)
Goldman Sachs International	USD	8,460,000	06/20/14	5.0000[2]	—[8]	(1,322,462)	139,699	(1,182,763)
Goldman Sachs International	USD	5,000,000	06/20/14	5.0000[2]	—[5]	243,472	(429,065)	(185,593)
Goldman Sachs International	USD	6,500,000	06/20/15	5.0000[2]	—[9]	688,278	(682,717)	5,561
Goldman Sachs International	USD	6,000,000	02/17/51	0.3500[2]	—[10]	(674,883)	807,166	132,283

29

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Merrill Lynch International	USD	26,200,000	06/20/13	3.2500%[2]	—[4]	$—	$(198,960)	$(198,960)
Merrill Lynch International	USD	24,000,000	06/20/13	3.2500[2]	—[4]	—	(182,253)	(182,253)
Merrill Lynch International	EUR	6,500,000	06/20/15	1.0000[2]	—[11]	22,366	116,164	138,530
Merrill Lynch International	USD	13,000,000	06/20/15	1.0000[2]	—[12]	(124,757)	130,705	5,948
Merrill Lynch International	USD	6,000,000	06/20/15	5.0000[2]	—[9]	569,834	(630,201)	(60,367)
						$(848,634)	$(1,350,204)	$(2,198,838)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

5  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 11 Index.

6  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 14 Index.

7  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 11 Index.

8  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.HY Series 12 Index.

9  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 13 Index. referenced obligation specified in the Dow Jones CDX.NA.HY Series 12 Index.

10  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AAA Series 4 Index.

11  Payment from the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 13 Index.

12  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 14 Index.

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	600,000	09/20/14	5.0000%[2]	—[3]	$(53,000)	$(64,748)	$(117,748)
Citigroup Global Markets Ltd.	USD	2,600,000	12/20/14	1.0000[2]	—[4]	29,396	17,051	46,447
Citigroup Global Markets Ltd.	USD	1,000,000	03/20/15	1.0000[2]	—[5]	(24,873)	68,832	43,959
Deutsche Bank AG	USD	3,000,000	12/20/14	1.0000[2]	—[6]	47,207	16,023	63,230
Merrill Lynch International	USD	1,800,000	12/20/13	3.0500[2]	—[7]	—	(122,732)	(122,732)
Merrill Lynch International	USD	2,740,000	06/20/15	1.0000[2]	—[8]	53,128	58,687	111,815
Merrill Lynch International	USD	2,740,000	06/20/15	0.2500[2]	—[9]	(37,017)	91,997	54,980
						$14,841	$65,110	$79,951

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

30

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2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Textron Financial Corp. 5.125% bond, due 08/15/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wells Fargo & Company 0.702% bond, due 10/28/15.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Prudential Financial, Inc. 4.500% bond, due 07/15/13.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the JPMorgan Chase & Co. 4.750% bond, due 03/01/15.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the AXP 4.875% bond, due 07/15/13.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Belgium Kingdom 4.250% bond, due 9/28/14.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of France 4.250% bond, due 4/25/19.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Citigroup Global Markets Ltd.	USD	3,250,000	06/20/15	—[3]	5.0000%[4]	$21,215	$(172,531)	$(151,316)	6.4169%
Deutsche Bank AG	USD	45,500,000	06/20/13	—[5]	3.2500[4]	—	345,521	345,521	1.5500
Deutsche Bank AG	USD	24,800,000	06/20/14	—[6]	1.0000[4]	328,352	(71,621)	256,731	1.0825
Deutsche Bank AG	EUR	24,200,000	06/20/14	—[7]	1.8500[4]	(1,003,906)	652,878	(351,028)	1.2756
Deutsche Bank AG	USD	2,976,000	06/20/14	—[6]	1.0000[4]	102,378	(8,595)	93,783	1.0825
Deutsche Bank AG	USD	9,500,000	07/25/45	—[8]	.5400[4]	—	(6,396,169)	(6,396,169)	1.5500
Goldman Sachs International	USD	44,770,000	06/20/13	—[9]	1.5500[4]	—	225,046	225,046	1.3891
Goldman Sachs International	EUR	6,000,000	06/20/14	—[7]	1.8500[4]	(274,526)	161,871	(112,655)	1.2756
Goldman Sachs International	USD	6,500,000	06/20/15	—[10]	1.0000[4]	14,442	(65,352)	(50,910)	1.2218
JPMorgan Chase Bank	USD	33,461,176	06/20/13	—[11]	5.0000[4]	—	3,245,060	3,245,060	5.0000
Merrill Lynch International	EUR	15,000,000	06/20/15	—[12]	1.0000[4]	(72,316)	(268,070)	(340,386)	1.3236
Merrill Lynch International	USD	3,100,000	07/25/45	—[8]	.5400[4]	—	(2,087,171)	(2,087,171)	1.5500
						$(884,361)	$(4,439,133)	$(5,323,494)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 14 Index.

4  Payments received are based on the notional amount.

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UBS Dynamic Alpha Fund

Portfolio of investments

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5  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

6  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.

7  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 11 Index.

8  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-A Series 6 Index.

9  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

10  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 14 Index.

11  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index 15-100% Tranche.

12  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 13 Index.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Citigroup Global Markets Ltd.	USD	1,000,000	03/20/15	—[3]	1.0000%[4]	$38,345	$(92,715)	$(54,370)	3.3270%
Deutsche Bank AG	USD	1,750,000	12/20/13	—[5]	5.3500[4]	—	190,332	190,332	2.0409
Deutsche Bank AG	USD	1,400,000	12/20/13	—[6]	4.0800[4]	—	66,711	66,711	2.6017
Deutsche Bank AG	USD	6,500,000	03/20/15	—[7]	1.0000[4]	(70,881)	133,899	63,018	0.5938
Deutsche Bank AG	USD	2,000,000	06/20/15	—[8]	1.0000[4]	102,093	(84,685)	17,408	1.9703
Deutsche Bank AG	USD	675,000	06/20/15	—[9]	1.0000[4]	87,610	(193,623)	(106,013)	10.0456
Merrill Lynch International	USD	600,000	09/20/14	—[10]	5.0000[4]	13,250	56,605	69,855	2.5903
						$170,417	$76,524	$246,941

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife, Inc. 5.000% bond, due 06/15/15.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Morgan Stanley 6.600% bond, due 04/01/12.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Woodside Finance 5.000% bond,due 11/15/13.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Helenic Republic 5.900% bond,due 10/22/22.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bombardier, Inc. 6.750% bond, due 05/01/12.

32

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding total return swap agreements with the following terms as of June 30, 2010:

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation
Merrill Lynch International	GBP	11,590,000	03/31/11	—[1]	1.2500%[2]	$—	$1,889,451	$1,889,451

1  Payment to the counterparty is equal to the negative total return of the IPD UK Annual Index multiplied by the notional amount.

2  Fixed payment received is based on the notional amount. The Fund will also receive a payment from the counterparty if the total return of the IPD UK Annual Index is positive equal to the positive return multiplied by the notional amount.

IPD  Institutional Property Databank

Currency type abbreviation:

GBP  Great Britain Pound

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$188,884,157	$124,323,189	$0	$313,207,346
Common stocks sold short	(79,707,341)	—	—	(79,707,341)
Corporate bonds	—	25,597,499	—	25,597,499
Asset-backed securities	—	3,347,355	766,614	4,113,969
Collateralized debt obligations	—	—	9,334,600	9,334,600
Commercial mortgage-backed securities	—	6,419,371	—	6,419,371
Mortgage & agency debt securities	—	5,655,674	—	5,655,674
Municipal bonds	—	1,664,812	—	1,664,812
US government obligation	—	2,565,035	—	2,565,035
Investment companies	—	133,119,161	—	133,119,161
Short-term investment	—	30,452,523	—	30,452,523
Purchased options	2,215,141	—	—	2,215,141
Investment of cash collateral from securities loaned	—	4,355,230	—	4,355,230
Other financial instruments[1]	2,458,678	(14,902,527)	—	(12,443,849)
Total	$113,850,635	$322,597,322	$10,101,214	$446,549,171

1  Other financial instruments include futures contracts, swap agreements, options and forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

33

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2010

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's iinvestments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stocks	Asset-backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Rights	Warrants	Total
Assets
Beginning balance	$45,729	$112,633	$1,934,202	$149,708	$46,344	$0	$2,288,616
Total gains or losses (realized/unrealized) included in earnings	(45,729)	(38,519)	21,716,300	125,353	(12,292)	—	21,745,113
Purchases, sales, issuances, and settlements (net)	—	692,500	(14,315,902)	(275,061)	(34,052)	0	(13,932,515)
Transfers in and/or out of Level 3	—	—	—	—	—	—	—
Ending balance	$0	$766,614	$9,334,600	$—	$—	$—	$10,101,214
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$(45,729)	$(37,899)	$3,093,225	$—	$—	$—	$3,009,597

See accompanying notes to financial statements.
34

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS Global Allocation Fund (the "Fund") returned 13.11% (Class A shares returned 6.84% after the deduction of the maximum sales charge), while Class Y shares returned 13.54%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 10.31% over the same time period.

For comparison purposes, the Russell 3000 Index returned 15.72%, the MSCI World Free Index (net) returned 10.20%. and the Citigroup World Government Bond Index returned 3.03% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 37; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its Index due primarily to market allocation decisions.

Portfolio performance summary1

What worked

•  The Fund's overweight to risky assets contributed strongly to relative returns.

  – The Fund maintained an overweight to global equities due to attractive fundamental valuations and our baseline view of a continued economic recovery. This strategy outperformed during the review period, as equities were positive, despite a decline in May and June of 2010.

  – Within equities, the Fund was weighted more toward the US market, which outperformed other developed equity markets, as sovereign debt concerns negatively affected Europe.

  – Though the period ended with the markets pricing in the potential for a mild double-dip recession, we believe that the global economic recovery remains intact. We remain constructive on equities, and view factors such as the low interest rate environment and the strength of Asian and other emerging markets as positive. The selloff has made equities even more attractively valued, and we maintain our overweight position.

•  The Fund's currency strategy was positive for performance.

  – At the end of 2009, we viewed the euro as expensive relative to the US dollar. We took a significant underweight to the euro in the Fund, while overweighting the US dollar. This position was rewarded as sovereign debt concerns in Greece caused the euro to decline during the review period, and the dollar strengthened in tandem.

  – We were successfully underweight to higher-yielding currencies from the commodity countries in an effort to capitalize on what our research indicated were mispricings.

  – The Fund is overweight to other European currencies, as well. In particular, we believe the Swedish krona and the Swiss franc are undervalued relative to the euro. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

35

UBS Global Allocation Fund

•  The Fund's overweight to investment grade corporate bonds made a positive contribution to relative performance.

  – We find US and European investment grade corporate credit to be attractive. Despite the spread compression that has occurred over the past nine months, we believe that healthier balance sheets, coupled with stronger corporate profits, will benefit credit. (The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.)

  – In fact, spreads widened substantially amid volatility at the end of the period, making valuations even more attractive in our view. As a result, we added slightly to our investment grade corporate credit position.

What didn't work

•  Stock selection, particularly in US equities, negatively impacted performance during the review period.

  – The Fund's holdings in the utilities sector made a negative contribution to performance, as economically sensitive sectors suffered during the second quarter of 2010. In addition, the Fund's overweight to the sector also detracted from performance.

  – The Fund had underweight positions in food and beverage stocks, as well as technology hardware names, all of which performed well as the markets rewarded defensive names.

  – In the growth sleeve of the Fund, individual holdings in the consumer discretionary and information technology sectors detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

36

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	13.11%	0.28%	4.43%	4.28%
Class B3	12.14	(0.54)	N/A	3.86[6]
Class C4	12.29	(0.50)	N/A	3.77
Class Y5	13.54	0.56	4.68	6.55
After deducting maximum sales charge
Class A2	6.84%	(0.86)%	3.84%	3.83%
Class B3	7.14	(0.81)	N/A	3.86[6]
Class C4	11.29	(0.50)	N/A	3.77
Russell 3000 Index[7]	15.72%	(0.48)%	(0.92)%	7.54%
MSCI World Free Index (net)[8]	10.20	0.06	(1.02)	5.85
Citigroup World Government Bond Index[9]	3.03	5.14	6.52	6.14
GSMI Mutual Fund Index[10]	10.31	2.80	2.75	7.16

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.22% and 1.22%; Class B—2.05% and 2.05%; Class C—2.00% and 2.00%; and Class Y—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The Fund was not subject to an expense cap agreement for the fiscal year ended June 30, 2009.

1  Inception date of UBS Global Allocation Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 13, 2001 and November 22, 2001, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is August 31,1992.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

10  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

37

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the Russell 3000 Index, the MSCI World Free Index (net), the Citigroup World Government Bond Index and the GSMI Mutual Fund Index over the 10 years ended June 30, 2010. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.
Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

38

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2010

Percentage of net assets
Apple, Inc.	1.1%
Exxon Mobil Corp.	0.7
Covidien PLC	0.7
JPMorgan Chase & Co.	0.7
Comcast Corp., Class A	0.6
Wells Fargo & Co.	0.6
Allergan, Inc.	0.6
Illinois Tool Works, Inc.	0.6
AT&T, Inc.	0.6
Bank of America Corp.	0.5
Total	6.7%

Country exposure, top five (unaudited)2

As of June 30, 2010

Percentage of net assets
United States	38.7%
United Kingdom	3.7
Japan	2.6
Germany	2.2
China	1.3
Total	48.5%

Top ten fixed income holdings (unaudited)1

As of June 30, 2010

Percentage of net assets
US Treasury Notes, 1.000%, due 04/30/12	2.6%
US Treasury Bonds, 8.750%, due 08/15/20	1.2
US Treasury Notes, 2.625%, due 04/30/16	1.0
US Treasury Notes, 1.875%, due 06/15/12	0.7
US Treasury Notes, 2.750%, due 10/31/13	0.7
US Treasury Bonds, 4.625%, due 02/15/40	0.6
U.S. Treasury Notes, 3.125%, due 04/30/17	0.6
US Treasury Notes, 2.125%, due 05/31/15	0.6
US Treasury Notes, 2.500%, due 04/30/15	0.5
US Treasury Notes, 3.625%, due 02/15/20	0.4
Total	8.9%

1  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of the UBS Global Allocation Fund. If a breakdown of the underlying investment companies were included, the country exposure percentages would be as follows: United States 48.4%; United Kingdom 6.1%; Japan 5.8%; China 3.0%; Germany 2.6%.

39

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2010

Common stocks
Aerospace & defense	0.98%
Air freight & logistics	0.31
Airlines	0.57
Auto components	0.22
Automobiles	0.57
Beverages	0.66
Biotechnology	0.49
Building products	0.13
Capital markets	1.23
Chemicals	1.14
Commercial banks	2.74
Communications equipment	0.99
Computers & peripherals	1.88
Construction materials	0.46
Consumer finance	0.23
Containers & packaging	0.24
Diversified consumer services	0.30
Diversified financial services	1.92
Diversified telecommunication services	0.82
Electric utilities	1.50
Electrical equipment	0.23
Electronic equipment, instruments & components	0.14
Energy equipment & services	0.86
Food & staples retailing	1.20
Food products	0.81
Health care equipment & supplies	1.36
Health care providers & services	1.03
Hotels, restaurants & leisure	1.04
Household durables	0.34
Household products	0.66
Independent power producers & energy traders	0.01
Industrial conglomerates	0.20
Insurance	1.51
Internet & catalog retail	0.52
Internet software & services	0.60
IT services	0.74
Machinery	1.77
Marine	0.37
Media	1.74
Metals & mining	1.04
Multiline retail	0.00[2]
Office electronics	0.40
Oil, gas & consumable fuels	4.16
Paper & forest products	0.02
Personal products	0.37
Pharmaceuticals	2.15%
Professional services	0.32
Real estate investment trust (REIT)	0.08
Real estate management & development	0.20
Road & rail	0.61
Semiconductors & semiconductor equipment	1.01
Software	1.65
Specialty retail	0.69
Textiles, apparel & luxury goods	0.10
Tobacco	0.17
Trading companies & distributors	0.53
Wireless telecommunication services	1.06
Total common stocks	47.07%
Bonds
Corporate bonds
Commercial banks	0.20
Diversified financial services	0.13
Wireless telecommunication services	0.02
Total corporate bonds	0.35%
Mortgage & agency debt securities	0.12
US government obligations	9.58
Non US-government obligations	2.04
Supranational bond	0.07
Total bonds	12.16%
Investment companies
UBS Credit Bond Relationship Fund	5.42
UBS Emerging Markets Equity Relationship Fund	4.53
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	14.01
UBS Global Corporate Bond Relationship Fund	8.45
UBS High Yield Relationship Fund	2.74
UBS Small-Cap Equity Relationship Fund	2.27
Total investment companies	37.42%
Rights	0.00[2]
Participation note	0.04
Short-term investment	1.23
Investment of cash collateral from securities loaned	0.78
Total investments	98.70%
Cash and other assets, less liabilities	1.30
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Amount represents less than 0.005%.

40

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks: 47.07%
Australia: 0.56%
National Australia Bank Ltd.	104,349	$2,015,627
Orica Ltd.	102,506	2,158,029
Qantas Airways Ltd.*	1,230,207	2,258,357
QBE Insurance Group Ltd.	87,672	1,334,220
Total Australia common stocks		7,766,233
Belgium: 0.50%
Anheuser-Busch InBev NV	55,150	2,649,075
Delhaize Group SA	28,412	2,057,248
KBC Groep NV*	56,468	2,165,880
Total Belgium common stocks		6,872,203
Brazil: 0.75%
All America Latina Logistica SA	56,000	440,554
Banco Bradesco SA ADR[1]	41,240	654,066
BM&F Bovespa SA	229,000	1,471,690
BRF-Brasil Foods SA	47,000	617,119
Cia de Bebidas das Americas ADR	10,000	1,010,100
Cosan Ltd., Class A*	53,000	495,020
Diagnosticos da America SA	56,000	527,114
Hypermarcas SA*	47,800	613,853
Itau Unibanco Holding SA ADR[1]	33,180	597,572
Localiza Rent a Car SA	39,000	452,659
Marisa Lojas SA*	5,000	57,507
MMX Mineracao e Metalicos SA*	102,159	595,409
Petroleo Brasileiro SA ADR	16,900	580,008
Redecard SA	27,000	381,440
Tam SA ADR[1]	47,700	665,415
Vale SA ADR[1]	47,800	1,163,930
Total Brazil common stocks		10,323,456
Canada: 1.04%
Cenovus Energy, Inc.	70,977	1,826,847
EnCana Corp.[1]	55,600	1,683,851
Suncor Energy, Inc.	67,800	1,995,373
Teck Resources Ltd., Class B	81,700	2,415,965
Toronto-Dominion Bank	52,300	3,388,901
TransCanada Corp.[1]	91,800	3,070,779
Total Canada common stocks		14,381,716
Cayman Islands: 0.19%
Comba Telecom Systems Holdings Ltd.[1]	747,177	823,854
Seagate Technology*	142,500	1,858,200
Total Cayman Islands common stocks		2,682,054

	Shares	Value
China: 1.30%
Baidu, Inc. ADR*	8,800	$599,104
Bank of Communications Co., Ltd., H Shares	619,000	652,755
China Coal Energy Co., H Shares	468,000	586,891
China Life Insurance Co., Ltd., H Shares	155,000	680,932
China Mobile Ltd. ADR[1]	13,300	657,153
China Oilfield Services Ltd., H Shares	558,000	652,497
China Telecom Corp. Ltd., H Shares	680,000	324,650
Chongqing Machinery & Electric Co., Ltd., H Shares	2,924,000	692,389
CNOOC Ltd.	768,000	1,309,222
Industrial & Commercial Bank of China, H Shares	816,000	592,506
Jardine Matheson Holdings Ltd.	60,000	2,096,582
Melco Crown Entertainment Ltd. ADR*[1]	105,100	393,074
New World Development Ltd.	1,396,000	2,255,128
Pacific Basin Shipping Ltd.	2,219,000	1,375,025
PetroChina Co., Ltd., H Shares	590,000	651,257
Shougang Concord International Enterprises Co., Ltd.*	2,832,000	397,371
Sinotrans Shipping Ltd.[1]	1,830,500	699,409
Tencent Holdings Ltd.	79,900	1,317,583
Weichai Power Co., Ltd., H Shares	41,000	263,471
Xingda International Holdings Ltd.	2,098,000	1,162,264
Yanzhou Coal Mining Co., Ltd., H Shares	308,000	592,413
Total China common stocks		17,951,676
Cyprus: 0.07%
Globaltrans Investment PLC GDR[1]	68,587	972,431
Finland: 0.15%
Sampo Oyj, Class A	102,853	2,152,008
France: 0.63%
BNP Paribas	53,403	2,851,422
Carrefour SA	65,716	2,594,705
Total SA	72,501	3,226,620
Total France common stocks		8,672,747

41

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Continued)
Germany: 1.43%
Bayer AG	46,487	$2,593,745
E.ON AG	106,630	2,870,455
Fresenius Medical Care & Co. KGaA	30,314	1,639,978
HeidelbergCement AG	54,479	2,594,863
MAN SE	20,914	1,724,195
Metro AG	69,090	3,512,510
SAP AG	43,375	1,926,622
Volkswagen AG, Preference shares	33,117	2,899,334
Total Germany common stocks		19,761,702
India: 0.42%
Dr. Reddys Laboratories Limited ADR[1]	26,400	814,440
HDFC Bank Ltd. ADR[1]	5,400	772,038
ICICI Bank Ltd. ADR	23,800	860,132
Infosys Technology Ltd., ADR	19,900	1,192,209
Reliance Industries Ltd. GDR[2]	14,398	661,657
Sterlite Industries India Ltd. ADR	49,000	697,760
Tata Motors Ltd. ADR[1]	44,400	763,236
Total India common stocks		5,761,472
Indonesia: 0.26%
Astra Agro Lestari Tbk PT	169,000	356,848
Astra International Tbk PT	366,500	1,929,245
Indah Kiat Pulp and Paper Corp. Tbk PT*	1,544,000	311,362
Indofood Sukses Makmur Tbk PT	486,000	219,407
Kalbe Farma Tbk	1,955,000	448,639
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	389,500	351,911
Total Indonesia common stocks		3,617,412
Ireland: 1.05%
Covidien PLC	241,300	9,695,434
CRH PLC	75,464	1,579,519
James Hardie Industries SE CDI*	273,162	1,422,683
Ryanair Holdings PLC ADR*	67,200	1,820,448
Total Ireland common stocks		14,518,084
Japan: 2.64%
Asahi Glass Co., Ltd.	188,000	1,754,117
Canon, Inc.	73,500	2,740,307
Chuo Mitsui Trust Holdings, Inc.	370,000	1,302,975
ITOCHU Corp.	268,400	2,092,686
Kao Corp.	92,300	2,169,767
KDDI Corp.	433	2,056,793
Mitsubishi Corp.	185,600	3,867,499
Mitsui OSK Lines Ltd.	333,000	2,197,599
Nissan Motor Co., Ltd.*	436,600	3,026,607
Nomura Holdings, Inc.	250,200	1,369,703

	Shares	Value
ORIX Corp.	38,960	$2,829,772
Ricoh Co., Ltd.	218,000	2,770,634
Shin-Etsu Chemical Co., Ltd.	50,500	2,349,376
Sumitomo Mitsui Financial Group, Inc.	115,200	3,252,175
THK Co., Ltd.	133,500	2,759,969
Total Japan common stocks		36,539,979
Kazakhstan: 0.07%
Eurasian Natural Resources Corp.	75,926	965,763
Luxembourg: 0.11%
ArcelorMittal	56,311	1,497,653
Malaysia: 0.08%
Axiata Group Bhd*	277,900	334,180
Bumiputra-Commerce Holdings Bhd	361,000	777,665
Total Malaysia common stocks		1,111,845
Mexico: 0.08%
America Movil SAB de CV,
Series L, ADR	7,500	356,250
Cemex SAB de CV ADR*	80,212	775,650
Total Mexico common stocks		1,131,900
Netherlands: 0.43%
ASML Holding NV	82,723	2,271,694
ING Groep NV CVA*	383,964	2,850,734
New World Resources NV, Class A*	79,761	805,739
Total Netherlands common stocks		5,928,167
Norway: 0.35%
Petroleum Geo-Services ASA*[1]	162,400	1,355,554
Telenor ASA	276,572	3,473,342
Total Norway common stocks		4,828,896
Philippines: 0.15%
Alliance Global Group, Inc.*	5,851,000	679,113
Megaworld Corp.	17,090,000	506,152
Metropolitan Bank & Trust	334,550	445,234
Universal Robina Corp.	696,900	455,095
Total Philippines common stocks		2,085,594
Russia: 0.17%
Mobile Telesystems OJSC ADR[1]	42,000	804,720
Rosneft Oil Co. GDR	87,291	531,344
RusHydro ADR*	131,000	626,777
TMK OAO GDR*[2]	2,600	37,856
TMK OAO GDR*[3]	24,481	356,445
Total Russia common stocks		2,357,142

42

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Continued)
Singapore: 0.30%
DBS Group Holdings Ltd.	214,000	$2,074,989
Olam International Ltd.	1,102,000	2,017,872
Total Singapore common stocks		4,092,861
South Africa: 0.23%
Adcock Ingram Holdings Ltd.	35,027	263,644
African Bank Investments Ltd.	182,994	716,954
Impala Platinum Holdings Ltd.	12,488	289,498
Imperial Holdings Ltd.	46,822	514,437
JD Group Ltd.	114,757	603,499
Shoprite Holdings Ltd.	76,758	824,288
Total South Africa common stocks		3,212,320
South Korea: 0.79%
Doosan Infracore Co., Ltd.*	56,390	874,591
Glovis Co., Ltd.	7,091	772,400
Hynix Semiconductor, Inc.*	47,860	970,464
Hyundai Heavy Industries Co., Ltd.	3,402	648,861
KB Financial Group, Inc.	9,188	350,726
KIWOOM Securities Co., Ltd.	18,110	606,953
Korean Air Lines Co., Ltd.*	7,770	515,742
LG Innotek Co., Ltd.	6,146	808,885
Lumens Co., Ltd.*	78,785	769,457
NHN Corp.*	4,436	660,174
Samsung Electronics Co., Ltd.	2,448	1,537,069
Samsung Fire & Marine Insurance Co., Ltd.	4,449	705,138
Shinsegae Co., Ltd.	2,063	890,544
STX Pan Ocean Co., Ltd.	87,080	795,582
Total South Korea common stocks		10,906,586
Spain: 0.16%
Banco Bilbao Vizcaya Argentaria SA	218,298	2,252,068
Switzerland: 0.71%
Credit Suisse Group AG	47,637	1,790,377
Nobel Biocare Holding AG	81,766	1,397,486
Roche Holding AG	29,721	4,081,395
SGS SA	1,849	2,489,447
Total Switzerland common stocks		9,758,705
Taiwan: 0.19%
HON HAI Precision Industry Co., Ltd.	321,000	1,127,391
Powertech Technology, Inc.	368,000	1,019,948
Uni-President Enterprises Corp.	116,000	127,745
Yuanta Financial Holding Co., Ltd.	611,000	326,061
Total Taiwan common stocks		2,601,145

	Shares	Value
Thailand: 0.09%
Bangkok Bank PCL	87,000	$339,662
Home Product Center PCL	2,167,881	475,207
Thanachart Capital PCL	450,600	403,440
Total Thailand common stocks		1,218,309
Turkey: 0.05%
Turkiye Garanti Bankasi AS	167,027	692,001
United Kingdom: 3.22%
Associated British Foods PLC	234,646	3,372,634
Barclays PLC	767,412	3,042,422
BP PLC	522,622	2,510,008
British Land Co. PLC	170,892	1,092,419
British Sky Broadcasting Group PLC	226,867	2,366,254
Carnival PLC	55,444	1,777,101
Cobham PLC	438,991	1,383,692
GlaxoSmithKline PLC	205,308	3,479,391
Imperial Tobacco Group PLC	82,964	2,313,225
Man Group PLC	577,053	1,908,986
Prudential PLC	339,995	2,548,299
Rio Tinto PLC	91,940	4,023,277
Sage Group PLC	696,861	2,384,587
Scottish & Southern Energy PLC	169,315	2,806,854
Tullow Oil PLC	119,931	1,786,456
Vodafone Group PLC	3,033,306	6,285,680
Wolseley PLC*	69,618	1,361,068
Total United Kingdom common stocks		44,442,353
United States: 28.90%
ACE Ltd.	60,100	3,093,948
Aflac, Inc.	89,400	3,814,698
Allergan, Inc.	137,600	8,016,576
Amazon.com, Inc.*	44,200	4,829,292
American Electric Power Co., Inc.	169,400	5,471,620
Amgen, Inc.*	82,100	4,318,460
Anadarko Petroleum Corp.	36,500	1,317,285
Apollo Group, Inc., Class A*	64,800	2,752,056
Apple, Inc.*	62,800	15,796,084
Applied Materials, Inc.	156,500	1,881,130
AT&T, Inc.	313,200	7,576,308
Autodesk, Inc.*	132,000	3,215,520
Avon Products, Inc.	108,400	2,872,600
Baker Hughes, Inc.	150,400	6,252,128
Ball Corp.	63,700	3,365,271
Bank of America Corp.	486,100	6,985,257
Bank of New York Mellon Corp.	176,402	4,355,365
Baxter International, Inc.	43,100	1,751,584

43

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
BlackRock, Inc.	13,300	$1,907,220
BorgWarner, Inc.*	82,400	3,076,816
Boston Scientific Corp.*	247,600	1,436,080
Broadcom Corp., Class A	58,600	1,932,042
CarMax, Inc.*	36,300	722,370
Carnival Corp.	142,300	4,303,152
Chevron Corp.	18,400	1,248,624
Cisco Systems, Inc.*	222,100	4,732,951
CME Group, Inc.	7,600	2,139,780
Colgate-Palmolive Co.	27,500	2,165,900
Comcast Corp., Class A	506,200	8,792,694
Concho Resources, Inc.*	17,800	984,874
Credicorp Ltd.	4,600	418,094
Crown Castle International Corp.*	94,800	3,532,248
Discovery Communications, Inc., Class A*	48,300	1,724,793
Dover Corp.	29,200	1,220,268
Dow Chemical Co.	155,100	3,678,972
Dynegy, Inc., Class A*	48,560	186,956
EMC Corp.*	114,100	2,088,030
EOG Resources, Inc.	31,100	3,059,307
Exelon Corp.	140,900	5,349,973
Express Scripts, Inc.*	77,400	3,639,348
Exxon Mobil Corp.	184,600	10,535,122
FedEx Corp.	61,700	4,325,787
FirstEnergy Corp.	100,500	3,540,615
Fortune Brands, Inc.	121,500	4,760,370
GameStop Corp., Class A*	127,600	2,397,604
General Dynamics Corp.	97,700	5,721,312
General Mills, Inc.	55,400	1,967,808
Genzyme Corp.*	47,000	2,386,190
Goldman Sachs Group, Inc.	38,400	5,040,768
Google, Inc., Class A*	12,900	5,739,855
H&R Block, Inc.	86,500	1,357,185
Hess Corp.	73,100	3,679,854
Hewlett-Packard Co.	112,300	4,860,344
Illinois Tool Works, Inc.	190,700	7,872,096
IntercontinentalExchange, Inc.*	20,100	2,271,903
International Game Technology	183,500	2,880,950
Interpublic Group of Cos., Inc.*	468,500	3,340,405
Intersil Corp., Class A	67,800	821,058
Intuit, Inc.*	92,600	3,219,702
Johnson & Johnson	76,300	4,506,278
JPMorgan Chase & Co.	253,400	9,276,974
Juniper Networks, Inc.*	57,100	1,303,022
Kellogg Co.	63,800	3,209,140
Kroger Co.	200,200	3,941,938
Lowe's Cos., Inc.	263,100	5,372,502
Marathon Oil Corp.	113,900	3,541,151
Marvell Technology Group Ltd.*	131,500	2,072,440

	Shares	Value
MasterCard, Inc., Class A	20,620	$4,114,309
McDonald's Corp.	76,700	5,052,229
Medco Health Solutions, Inc.*	52,800	2,908,224
Medtronic, Inc.	64,400	2,335,788
Merck & Co., Inc.	156,100	5,458,817
MetLife, Inc.	89,800	3,390,848
Microsoft Corp.	239,800	5,517,798
Monsanto Co.	39,800	1,839,556
National Semiconductor Corp.	106,800	1,437,528
NII Holdings, Inc.*	18,900	614,628
NIKE, Inc., Class B	20,000	1,351,000
Noble Corp.	118,400	3,659,744
Occidental Petroleum Corp.	18,100	1,396,415
Oracle Corp.	156,400	3,356,344
PACCAR, Inc.	120,050	4,786,393
Pall Corp.	57,800	1,986,586
Parker Hannifin Corp.	27,600	1,530,696
Peabody Energy Corp.	73,300	2,868,229
PepsiCo, Inc.	88,800	5,412,360
Praxair, Inc.	37,700	2,864,823
Priceline.com, Inc.*	13,000	2,295,020
Principal Financial Group, Inc.	135,900	3,185,496
Procter & Gamble Co.	105,300	6,315,894
QUALCOMM, Inc.	207,600	6,817,584
Raytheon Co.	63,100	3,053,409
Red Hat, Inc.*	39,400	1,140,236
Rockwell Automation, Inc.	20,200	991,618
Roper Industries, Inc.	24,700	1,382,212
Ryder System, Inc.	66,000	2,655,180
Sherwin-Williams Co.	41,500	2,871,385
Southwest Airlines Co.	240,600	2,673,066
Southwestern Energy Co.*	67,200	2,596,608
Suncor Energy, Inc.	24,900	733,056
Teradata Corp.*	44,800	1,365,504
Time Warner, Inc.	144,500	4,177,495
Ultra Petroleum Corp.*	101,600	4,495,800
Union Pacific Corp.	45,400	3,155,754
United Technologies Corp.	52,300	3,394,793
UnitedHealth Group, Inc.	150,100	4,262,840
Verisk Analytics, Inc., Class A*	63,800	1,907,620
Viacom, Inc., Class B	118,100	3,704,797
Visa, Inc., Class A	63,499	4,492,554
VMware, Inc., Class A*	31,991	2,002,317
WellPoint, Inc.*	26,700	1,306,431
Wells Fargo & Co.	324,200	8,299,520
Zimmer Holdings, Inc.*	39,800	2,151,190
Total United States common stocks		399,257,741
Total common stocks (cost $640,431,960)		650,314,222

44

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds: 12.16%
Corporate bonds: 0.35%
France: 0.01%
Societe Generale, 3.750%, due 08/21/14	EUR	100,000	$126,002
Ireland: 0.02%
GE Capital European Funding, 4.875%, due 03/06/13		250,000	323,351
Netherlands: 0.02%
Rabobank Nederland NV, 4.125%, due 01/14/20		250,000	314,823
Norway: 0.01%
DnB NOR Bank ASA, 4.500%, due 05/29/14		130,000	170,158
Sweden: 0.01%
Nordea Bank AB, 4.500%, due 05/12/14		130,000	170,278
Switzerland: 0.01%
Credit Suisse/London, 4.750%, due 08/05/19		100,000	127,907
United Kingdom: 0.23%
Barclays Bank PLC, 4.875%, due 08/13/19		120,000	153,039
Lloyds TSB Bank PLC, 6.750%, due 10/24/18	GBP	100,000	158,841
Network Rail Infrastructure Finance PLC, 4.875%, due 03/07/12		600,000	947,291
Royal Bank of Scotland PLC, 4.125%, due 11/14/11		630,000	977,968
5.375%, due 09/30/19	EUR	150,000	178,835
Vodafone Group PLC, 3.625%, due 11/29/12		280,000	353,050
Wellcome Trust Finance, 4.750%, due 05/28/21	GBP	215,000	333,547
Total United Kingdom corporate bonds			3,102,571
United States: 0.04%
Citigroup, Inc., 5.500%, due 11/18/15		100,000	153,855
Goldman Sachs Group, Inc., 5.125%, due 10/23/19	EUR	150,000	179,573

	Face amount		Value
Morgan Stanley, 5.500%, due 10/02/17	EUR	125,000	$151,912
Total United States corporate bonds			485,340
Total corporate bonds (cost $5,271,913)			4,820,430
Mortgage & agency debt securities: 0.12%
United States: 0.12%
Federal Home Loan Mortgage Corp. Gold Pools, #G00194, 7.500%, due 02/01/24[4]		$81,135	91,465
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,500,077	1,565,621
Total mortgage & agency debt securities (cost $1,654,534)			1,657,086
US government obligations: 9.58%
US Treasury Bonds, 4.625%, due 02/15/40		$7,445,000	8,368,641
6.125%, due 11/15/27		3,000,000	3,948,750
6.250%, due 08/15/23		3,500,000	4,536,875
8.750%, due 08/15/20		10,360,000	15,531,909
US Treasury Notes, 1.000%, due 12/31/11[1]		1,840,000	1,853,441
1.000%, due 04/30/12		36,770,000	37,045,775
1.875%, due 06/15/12		9,500,000	9,734,536
2.125%, due 05/31/15[1]		7,605,000	7,735,730
2.500%, due 04/30/15[1]		6,225,000	6,446,280
2.625%, due 04/30/16		14,000,000	14,385,000
2.750%, due 10/31/13		9,000,000	9,471,798
3.125%, due 04/30/17		8,000,000	8,362,496
3.625%, due 02/15/20[1]		4,745,000	5,013,387
Total US government obligations (cost $129,616,878)			132,434,618
Non US-government obligations: 2.04%
Austria: 0.07%
Government of Austria, 4.150%, due 03/15/37[2]	EUR	785,000	1,015,259
Belgium: 0.05%
Government of Belgium, 8.000%, due 03/28/15		475,000	728,135

45

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Concluded)
Non US-government obligations—(Concluded)
Canada: 0.07%
Government of Canada, 3.750%, due 06/01/19	CAD	30,000	$29,813
5.250%, due 06/01/12		925,000	931,995
			961,808
Denmark: 0.04%
Government of Denmark, 4.000%, due 11/15/17	DKK	2,700,000	492,989
Finland: 0.07%
Government of Finland, 4.375%, due 07/04/19	EUR	667,000	924,676
France: 0.22%
Government of France, 3.750%, due 04/25/21		960,000	1,234,980
4.000%, due 04/25/14		1,080,000	1,441,520
4.250%, due 04/25/19		270,000	365,564
			3,042,064
Germany: 0.75%
Bundesobligation, 4.000%, due 04/13/12		1,135,000	1,475,402
4.000%, due 10/11/13		815,000	1,098,239
Bundesrepublik Deutschland, 3.500%, due 01/04/16		1,145,000	1,532,647
3.750%, due 01/04/19		1,610,000	2,172,282
4.000%, due 01/04/37		530,000	727,951
5.000%, due 07/04/12		870,000	1,157,097
Bundesschatzanweisungen, 2.250%, due 12/10/10		385,000	474,648
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		970,000	1,272,687
5.500%, due 06/05/14	AUD	620,000	523,225
			10,434,178
Greece: 0.01%
Hellenic Republic Government Bond, 2.429%, due 07/25/30[5]	EUR	256,656	124,442
Italy: 0.31%
Buoni Poliennali Del Tesoro, 3.750%, due 08/01/21		540,000	644,649
4.000%, due 02/01/17		1,750,000	2,208,617
5.000%, due 08/01/34		1,140,000	1,391,387
			4,244,653

	Face amount		Value
Netherlands: 0.11%
Government of Netherlands, 4.000%, due 01/15/11	EUR	25,000	$31,152
4.250%, due 07/15/13		1,145,000	1,533,487
			1,564,639
Spain: 0.11%
Government of Spain, 3.900%, due 10/31/12		895,000	1,110,430
4.200%, due 01/31/37		370,000	375,695
			1,486,125
Sweden: 0.03%
Government of Sweden, 6.750%, due 05/05/14	SEK	2,320,000	350,987
United Kingdom: 0.20%
UK Gilts, 4.250%, due 12/07/49	GBP	275,000	417,842
4.750%, due 12/07/38		465,000	762,009
5.000%, due 03/07/12		600,000	960,135
5.250%, due 06/07/12		410,000	663,658
			2,803,644
Total Non US-government obligations (cost $30,251,693)			28,173,599
Supranational bond: 0.07%
European Investment Bank, 5.375%, due 10/15/12 (cost $963,556)	EUR	690,000	923,216
Total bonds (cost $167,758,574)			168,008,949
	Shares
Investment companies: 37.42%
UBS Credit Bond Relationship Fund*[6]		5,510,710	74,925,815
UBS Emerging Markets Equity Relationship Fund*[6]		1,994,740	62,461,477
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[6]		17,236,576	193,561,579
UBS Global Corporate Bond Relationship Fund*[6]		11,163,364	116,724,130

46

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

	Shares	Value
Investment companies—(Concluded)
UBS High Yield Relationship Fund*[6]	1,573,152	$37,881,974
UBS Small-Cap Equity Relationship Fund*[6]	743,829	31,361,478
Total investment companies (cost $443,387,788)		516,916,453
	Number of rights
Rights: 0.00%[7]
China: 0.00%[7]
Bank of Communications Co. Ltd., expires 07/09/10* (cost $0)	70,200	28,127

	Number of warrants	Value
Participation note: 0.04%
Russia: 0.04%
Aeroflot—Russian Airlines OJSC, strike @ USD $1.65, expires 04/08/13* (cost $752,943)	330,000	$544,500
	Shares
Short-term investment: 1.23%
Investment company: 1.23%
UBS Cash Management Prime Relationship Fund, 0.207%[6,7] (cost $17,046,965)	17,046,965	17,046,965
Investment of cash collateral from securities loaned: 0.78%
UBS Private Money Market Fund LLC, 0.010%[6,7] (cost $10,789,467)	10,789,467	10,789,467
Total investments: 98.70% (cost $1,280,167,697)		1,363,648,683
Cash and other assets, less liabilities: 1.30%		17,953,929
Net assets: 100.00%		$1,381,602,613

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $1,316,675,309; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$112,174,056
Gross unrealized depreciation	(65,200,682)
Net unrealized appreciation of investments	$46,973,374

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $1,714,772 or 0.12% of net assets.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2010, the value of this security amounted to $356,445 or 0.03% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

6  Investment in affiliated investment company. See Notes to financial statements for additional information.

7  The rate shown reflects the yield at June 30, 2010.

47

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification—depository certificate

GDR  Global depositary receipt

OJSC  Open joint stock company

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

USD  United States Dollar

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	21,720,000	USD	18,005,880	09/03/10	$(139,660)
Euro	12,205,000	CHF	16,762,286	09/03/10	639,727
Euro	16,065,000	USD	19,483,311	09/03/10	(167,076)
Great Britain Pound	10,995,000	CHF	18,106,236	09/03/10	389,257
Great Britain Pound	7,245,000	USD	10,574,260	09/03/10	(250,495)
Hong Kong Dollar	57,340,000	USD	7,373,535	09/03/10	6,773
Japanese Yen	930,000,000	USD	10,244,999	09/03/10	(284,685)
Norwegian Krone	47,830,000	USD	7,340,280	09/03/10	14,681
Swedish Krona	59,840,000	USD	7,701,118	09/03/10	26,834
United States Dollar	18,344,017	AUD	21,720,000	09/03/10	(198,477)
United States Dollar	875,932	CAD	920,000	07/02/10	(11,717)
United States Dollar	28,698,616	EUR	23,350,000	09/03/10	(137,363)
United States Dollar	102,094,688	JPY	9,227,500,000	09/03/10	2,381,292
United States Dollar	15,004,448	MXN	195,640,000	09/03/10	21,104
United States Dollar	7,467,855	NOK	47,830,000	09/03/10	(142,256)
United States Dollar	72,044,899	SEK	567,060,000	09/03/10	678,689
United States Dollar	17,168,192	TWD	546,000,000	09/03/10	(111,010)
Net unrealized appreciation on forward foreign currency contracts					$2,715,618

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

48

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of June 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 494 contracts (USD)	September 2010	$(107,675,807)	$(108,101,094)	$(425,287)
10 Year US Treasury Notes, 645 contracts (USD)	September 2010	(77,701,808)	(79,042,734)	(1,340,926)
Index futures buy contracts:
Amsterdam Exchange Index, 181 contracts (EUR)	July 2010	14,825,804	13,756,688	(1,069,116)
CAC 40 Euro Index, 332 contracts (EUR)	July 2010	14,874,519	13,714,701	(1,159,818)
DAX Index, 78 contracts (EUR)	September 2010	14,710,356	14,045,863	(664,493)
Dow Jones EURO STOXX 50 Index, 894 contracts (EUR)	September 2010	29,474,728	27,716,383	(1,758,345)
FTSE 100 Index, 575 contracts (GBP)	September 2010	44,632,952	41,310,419	(3,322,533)
Index futures sell contracts:
FTSE/MIB Index, 303 contracts (EUR)	September 2010	(37,802,692)	(35,031,244)	2,771,448
IBEX 35 Index, 313 contracts (EUR)	July 2010	(36,735,696)	(34,365,154)	2,370,542
S&P 500 Index, 146 contracts (USD)	September 2010	(7,919,332)	(7,494,180)	425,152
S&P Toronto Stock Exchange 60 Index, 219 contracts (CAD)	September 2010	(27,988,572)	(27,122,221)	866,351
Interest rate futures buy contracts:
Euro-Bund, 194 contracts (EUR)	September 2010	30,527,420	30,695,565	168,145
Long Gilt, 42 contracts (GBP)	September 2010	7,494,244	7,596,154	101,910
Net unrealized depreciation on futures contracts				$(3,036,970)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$446,060,618	$204,253,604	—	$650,314,222
Corporate bonds	—	4,820,430	—	4,820,430
Mortgage & agency debt securities	—	1,657,086	—	1,657,086
US government obligations	—	132,434,618	—	132,434,618
Non US-government obligations	—	28,173,599	—	28,173,599
Supranational bond	—	923,216	—	923,216
Investment companies	—	516,916,453	—	516,916,453
Rights	—	28,127	—	28,127
Participation note	544,500	—	—	544,500

49

UBS Global Allocation Fund

Portfolio of investments

June 30, 2010

Concluded

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Short-term investment	$—	$17,046,965	—	$17,046,965
Investment of cash collateral from securities loaned	—	10,789,467	—	10,789,467
Other financial instruments[1]	(3,036,970)	2,715,618	—	(321,352)
Total	$443,568,148	$919,759,183	—	$1,363,327,331

1  Other financial instruments include futures contracts and forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Asset-backed securities	Collateralized debt obligation	Commercial mortgage- backed securities	Stripped mortgage- backed securities	Total
Assets
Beginning balance	$102,097	$87,750	$2,135,791	$238,794	$2,564,432
Total gains or losses (realized/ unrealized) included in earnings	10,210	(55,250)	917,753	172,649	1,045,362
Purchases, sales, issuances, and settlements (net)	(112,307)	(32,500)	(3,053,544)	(411,443)	(3,609,794)
Transfers in and/or out of Level 3	—	—	—	—	—
Ending balance	$—	$—	$—	$—	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$—	$—	$—	$—	$—

See accompanying notes to financial statements.
50

UBS Global Frontier Fund

Portfolio performance

For the 12 months ended June 30, 2010, Class A shares of UBS Global Frontier Fund (the "Fund") returned 18.30% (Class A shares returned 11.71% after the deduction of the maximum sales charge), while Class Y shares returned 18.54%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 10.31% over the same time period. For comparison purposes, the MSCI World Free Index (net) returned 10.20%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 53; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to market allocation and leverage decisions.

Portfolio performance summary1

What worked

•  The Fund's overweight to risky assets contributed strongly to relative returns.

  – The Fund maintained an overweight to global equities due to attractive fundamental valuations and our baseline view of a continued economic recovery. This strategy outperformed during the 12 months, as equities were positive for the period, despite a decline in May and June of 2010.

  – Within equities, the Fund was weighted more toward the US market, which outperformed other developed equity markets as sovereign debt concerns negatively affected Europe.

  – Though the period ended with the markets pricing in the potential for a mild double-dip recession, we believe that the global economic recovery remains intact. We remain constructive on equities, and view factors such as the low interest rate environment and the strength of Asian and other emerging markets as positive. The selloff has made equities even more attractively valued, and we maintain our overweight position.

•  The Fund's currency strategy was positive for performance.

  – At the end of 2009, we viewed the euro as expensive relative to the US dollar. We took a significant underweight to the euro in the Fund, while overweighting the US dollar. This position was rewarded as sovereign debt concerns in Greece caused the euro to decline during the review period, and the dollar strengthened in tandem.

  – We were successfully underweight to higher-yielding currencies from the commodity countries in an effort to capitalize on what our research indicated were mispricings.

  – The Fund is overweight to other European currencies, as well. In particular, we believe the Swedish krona and the Swiss franc are undervalued relative to the euro. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

51

UBS Global Frontier Fund

•  The Fund's leverage strategy magnified the Fund's positive performance during the period.

  – We held the amount of leverage in the Fund at its maximum level of 50% for the 12-month period. This allowed us to take further advantage of the runup in the prices of global equities, and magnified the impact of our avoidance of fixed income. We remain convinced based on our research that riskier assets like equities and investment grade corporate bonds offer attractive absolute and risk-adjusted potential returns.

•  The Fund's overweight to investment grade corporate bonds made a positive contribution to relative performance.

  – We find US and European investment grade corporate credit attractive. Despite the spread compression that has occurred over the past nine months, we believe that healthier balance sheets, coupled with stronger corporate profits, will benefit credit. (The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.)

  – In fact, spreads widened substantially amid volatility at the end of the period, making valuations even more attractive in our view. As a result, we added slightly to our investment grade corporate credit position.

What didn't work

•  Stock selection, particularly in US equities, made a negative contribution to performance during the period.

  – The Fund's holdings in the utilities sector made a negative contribution to performance as economically sensitive sectors suffered during the second quarter of 2010. In addition, the Fund's overweight to the sector also detracted from performance.

  – The Fund had underweight positions in food and beverage stocks, as well as technology hardware names, all of which performed well as the markets rewarded defensive names.

  – In the growth sleeve of the Fund, stock selection in the consumer discretionary and information technology sectors detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2010. The views and opinions in the letter were current as of August 16, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

52

UBS Global Frontier Fund

Average annual total returns for periods ended 06/30/10 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	18.30%	(12.11)%
Class C3	17.50	(12.76)
Class Y4	18.54	(11.86)
After deducting maximum sales charge
Class A2	11.71%	(13.79)%
Class C3	16.50	(12.76)
MSCI World Free Index (net)[5]	10.20%	(11.09)%
GSMI Mutual Fund Index[6]	10.31	(3.67)

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.79% and 1.53%; Class C—2.61% and 2.28%; and Class Y—1.48% and 1.28%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

53

UBS Global Frontier Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Frontier Fund Class A and Class Y shares versus the MSCI World Free Index (net) and the GSMI Mutual Fund Index from July 26, 2007, which is the inception date of the two classes, through June 30, 2010. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

54

UBS Global Frontier Fund

Top ten fixed income holdings (unaudited)1

As of June 30, 2010

Percentage of net assets
US Treasury Notes, 1.000%, due 04/30/12	1.1%
US Treasury Notes, 2.125%, due 05/31/15	0.7
Government of the Netherlands, 5.000%, due 07/15/12	0.6
Government of France, 4.250%, due 10/25/17	0.4
US Treasury Bonds, 4.625%, due 02/15/40	0.4
US Treasury Notes, 1.875%, due 06/15/12	0.4
Buoni Poliennali Del Tesoro, 4.250%, due 08/01/13	0.3
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13	0.3
Republic of Austria, 4.350%, due 03/15/19	0.3
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	0.3
Total	4.8%

Industry diversification (unaudited)3

As a percentage of net assets as of June 30, 2010

Bonds
Corporate bonds
Commercial banks	0.18%
Diversified financial services	0.18
Total corporate bonds	0.36%
US government obligations	3.78
Non US-government obligations	5.05
Supranational bond	0.07
Total bonds	9.26%
Investment companies
UBS Credit Bond Relationship Fund	6.41
UBS Emerging Markets Equity Relationship Fund	14.38
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	9.74
UBS Global Corporate Bond Relationship Fund	11.78
UBS High Yield Relationship Fund	4.10
UBS International Equity Relationship Fund	10.33
UBS U.S. Large Cap Equity Relationship Fund	18.29
UBS U.S. Large Cap Growth Equity Relationship Fund	8.60
Total investment companies	83.63%
Short-term investment	1.00
Total investments	93.89%
Cash and other assets, less liabilities	6.11
Net assets	100.00%

Country exposure, top five (unaudited)2

As of June 30, 2010

Percentage of net assets
United States	3.8%
Germany	1.2
United Kingdom	0.9
Italy	0.8
Netherlands	0.7
Total	7.4%

1  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of the UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 38.5%, United Kingdom 7.2%, Japan 4.6%, China 4.1% and Netherlands 3.4%.

3  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

55

UBS Global Frontier Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds: 9.26%
Corporate bonds: 0.36%
United Kingdom: 0.36%
Network Rail Infrastructure Finance PLC, 4.875%, due 03/07/12	GBP	70,000	$110,517
Royal Bank of Scotland PLC, 4.125%, due 11/14/11		75,000	116,425
Total corporate bonds (cost $240,883)			226,942
US government obligations: 3.78%
US Treasury Bonds, 4.625%, due 02/15/40		$210,000	236,053
6.250%, due 08/15/23		70,000	90,738
6.625%, due 02/15/27		105,000	144,539
US Treasury Notes, 0.875%, due 01/31/12		30,000	30,159
1.000%, due 12/31/11[1]		40,000	40,292
1.000%, due 04/30/12		705,000	710,287
1.875%, due 06/15/12		220,000	225,431
2.125%, due 05/31/15[1]		400,000	406,876
2.500%, due 04/30/15[1]		170,000	176,043
3.625%, due 02/15/20[1]		160,000	169,050
4.625%, due 07/31/12		120,000	130,013
Total US government obligations (cost $2,294,770)			2,359,481
Non US-government obligations: 5.05%
Austria: 0.32%
Republic of Austria, 4.350%, due 03/15/19[2]	EUR	150,000	202,284
Belgium: 0.16%
Kingdom of Belgium, 5.500%, due 09/28/17		70,000	99,557
Canada: 0.10%
Government of Canada, 4.000%, due 06/01/16	CAD	40,000	40,526
5.250%, due 06/01/12		20,000	20,151
			60,677
Denmark: 0.07%
Government of Denmark, 4.000%, due 11/15/17	DKK	230,000	41,995
Finland: 0.22%
Government of Finland, 3.875%, due 09/15/17	EUR	100,000	134,912

	Face amount		Value
France: 0.50%
Government of France, 4.250%, due 10/25/17	EUR	190,000	$258,231
4.750%, due 04/25/35		40,000	57,349
			315,580
Germany: 1.24%
Bundesrepublik Deutschland, 3.750%, due 01/04/19		20,000	26,985
4.750%, due 07/04/34		80,000	120,814
5.000%, due 07/04/12		125,000	166,249
6.250%, due 01/04/24		80,000	134,081
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		160,000	209,928
4.625%, due 10/12/12		30,000	39,545
5.500%, due 06/05/14	AUD	95,000	80,172
			777,774
Greece: 0.02%
Hellenic Republic Government Bond, Series HICP 2.300%, due 07/25/30[3]	EUR	26,735	12,963
Italy: 0.80%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37		185,000	196,817
4.250%, due 08/01/13		165,000	212,091
4.500%, due 08/01/18		70,000	89,473
			498,381
Netherlands: 0.73%
Government of the Netherlands, 4.000%, due 07/15/18		40,000	54,269
5.000%, due 07/15/12		305,000	404,754
			459,023
Spain: 0.32%
Government of Spain, 3.900%, due 10/31/12		140,000	173,698
4.200%, due 01/31/37		25,000	25,385
			199,083
Sweden: 0.06%
Government of Sweden, 6.750%, due 05/05/14	SEK	240,000	36,309

56

UBS Global Frontier Fund

Portfolio of investments

June 30, 2010

	Face amount		Value
Bonds—(Concluded)
Non US-government obligations—(Concluded)
United Kingdom: 0.51%
UK Gilts, 2.250%, due 03/07/14	GBP	55,000	$83,964
4.250%, due 12/07/49		25,000	37,986
4.750%, due 12/07/38		50,000	81,936
5.000%, due 03/07/12		50,000	80,011
5.250%, due 06/07/12		20,000	32,374
			316,271
Total non US-government obligations (cost $3,377,555)			3,154,809
Supranational bond: 0.07%
Supranational: 0.07%
European Investment Bank, 5.375%, due 10/15/12 (cost $45,061)	EUR	30,000	40,140
Total bonds (cost $5,958,269)			5,781,372
	Shares
Investment companies: 83.63%
UBS Credit Bond Relationship Fund*[4]		294,588	4,005,338

	Shares	Value
UBS Emerging Markets Equity Relationship Fund*[4]	286,863	$8,982,575
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[4]	541,432	6,080,116
UBS Global Corporate Bond Relationship Fund*[4]	703,495	7,355,743
UBS High Yield Relationship Fund*[4]	106,325	2,560,339
UBS International Equity Relationship Fund*[4]	448,441	6,453,919
UBS U.S. Large Cap Equity Relationship Fund*[4]	725,480	11,425,002
UBS U.S. Large Cap Growth Equity Relationship Fund*[4]	512,060	5,368,075
Total investment companies (cost $43,090,299)		52,231,107
Short-term investment: 1.00%
Investment company: 1.00%
UBS Cash Management Prime Relationship Fund, 0.207%[4,5] (cost $625,102)	625,102	625,102
Total investments: 93.89% (cost $49,673,670)		58,637,581
Cash and other assets, less liabilities: 6.11%		3,818,877
Net assets: 100.00%		$62,456,458

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $76,398,419; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(17,760,838)
Net unrealized depreciation of investments	$(17,760,838)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $202,284 or 0.32% of net assets.

3  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

4  Investment in affiliated investment company. See Notes to financial statements for additional information.

5  The rate shown reflects the yield at June 30, 2010.

57

UBS Global Frontier Fund

Portfolio of investments

June 30, 2010

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of June 30, 2010:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	610,000	USD	520,733	09/03/10	$11,120
Australian Dollar	525,000	USD	434,561	09/03/10	(4,040)
Euro	765,000	CHF	1,050,647	09/03/10	40,097
Euro	695,000	USD	856,736	09/03/10	6,625
Great Britain Pound	595,000	CHF	979,828	09/03/10	21,065
Great Britain Pound	230,000	USD	340,229	09/03/10	(3,414)
United States Dollar	1,249,961	AUD	1,480,000	09/03/10	(13,524)
United States Dollar	439,081	CAD	465,000	09/03/10	(2,449)
United States Dollar	1,081,797	CHF	1,250,000	09/03/10	79,190
United States Dollar	4,090,381	EUR	3,340,000	09/03/10	(4,960)
United States Dollar	2,763,932	GBP	1,910,000	09/03/10	89,799
United States Dollar	8,785,018	JPY	793,700,000	09/03/10	201,445
United States Dollar	697,618	KRW	858,000,000	09/03/10	3,010
United States Dollar	838,965	MXN	10,950,000	09/03/10	2,018
United States Dollar	340,374	MYR	1,128,000	09/03/10	7,027
United States Dollar	4,308,478	SEK	34,030,000	09/03/10	55,758
United States Dollar	1,125,680	TWD	35,800,000	09/03/10	(7,279)
Net unrealized appreciation on forward foreign currency contracts					$481,488

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

58

UBS Global Frontier Fund

Portfolio of investments

June 30, 2010

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of June 30, 2010:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 32 contracts (USD)	September 2010	$(6,974,951)	$(7,002,500)	$(27,549)
Index futures buy contracts:
Amsterdam Exchange Index, 8 contracts (EUR)	July 2010	655,284	608,030	(47,254)
CAC 40 Euro Index, 36 contracts (EUR)	July 2010	1,612,899	1,487,136	(125,763)
DAX Index, 6 contracts (EUR)	September 2010	1,131,566	1,080,451	(51,115)
Dow Jones EURO STOXX 50 Index, 157 contracts (EUR)	September 2010	5,176,210	4,867,418	(308,792)
FTSE 100 Index, 49 contracts (GBP)	September 2010	3,803,503	3,520,366	(283,137)
Hang Seng Stock Index, 3 contracts (HKD)	July 2010	400,833	379,507	(21,326)
OMX Stockholm 30 Index, 68 contracts (SEK)	July 2010	905,903	865,085	(40,818)
Russell 2000 Index, 28 contracts (USD)	September 2010	1,805,524	1,701,840	(103,684)
S&P 500 Index, 217 contracts (USD)	September 2010	11,720,294	11,138,610	(581,684)
S&P Toronto Stock Exchange 60 Index, 3 contracts (CAD)	September 2010	383,443	371,537	(11,906)
SPI 200 Index, 10 contracts (AUD)	September 2010	947,510	883,627	(63,883)
TOPIX Index, 26 contracts (JPY)	September 2010	2,528,832	2,440,205	(88,627)
Index futures sell contracts:
FTSE MIB Index, 14 contracts (EUR)	September 2010	(1,746,749)	(1,618,605)	128,144
IBEX 35 Index, 11 contracts (EUR)	July 2010	(1,291,029)	(1,207,721)	83,308
Net unrealized depreciation on futures contracts				$(1,544,086)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments:

Measurements at 06/30/10
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$226,942	—	$226,942
US government obligations	—	2,359,481	—	2,359,481
Non US-government obligations	—	3,154,809	—	3,154,809
Supranational bond	—	40,140	—	40,140
Investment companies	—	52,231,107	—	52,231,107
Short-term investment	—	625,102	—	625,102
Other financial instruments[1]	(1,544,086)	481,488	—	(1,062,598)
Total	$(1,544,086)	$59,119,069	—	$57,574,983

1  Other financial instruments include futures contracts and forward foreign currency contracts.

At June 30, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.
59

UBS Global Frontier Fund

Portfolio of investments

June 30, 2010

Concluded

Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Total
Assets
Beginning balance	$27,226	$27,226
Total gains or losses (realized/unrealized) included in earnings	2,723	2,723
Purchases, sales, issuances, and settlements (net)	(29,948)	(29,948)
Transfers in and/or out of Level 3	—	—
Ending balance	$—	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/10.	$—	$—

See accompanying notes to financial statements.
60

The UBS Funds

June 30, 2010 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

61

The UBS Funds

June 30, 2010 (unaudited)

		Beginning account value January 1, 2010	Ending account value June 30, 2010	Expenses paid during period* 01/01/10 – 06/30/10	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$959.50	$8.31	1.71%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.31	8.55	1.71
Class B	Actual	1,000.00	956.00	11.93	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.60	12.28	2.46
Class C	Actual	1,000.00	956.00	11.93	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.60	12.28	2.46
Class Y	Actual	1,000.00	961.70	6.61	1.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	6.80	1.36
UBS Global Allocation Fund
Class A	Actual	1,000.00	929.20	5.69	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19
Class B	Actual	1,000.00	925.40	9.93	2.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.48	10.39	2.08
Class C	Actual	1,000.00	926.40	9.41	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	9.84	1.97
Class Y	Actual	1,000.00	930.50	4.26	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	4.46	0.89
UBS Global Frontier Fund
Class A	Actual	1,000.00	893.90	6.57	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	890.00	10.08	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	895.30	5.40	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

62

The UBS Funds

Financial statements

Statements of assets and liabilities
June 30, 2010

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$412,282,087	$808,943,477	$5,958,269
Affiliated issuers	152,365,395	460,434,753	43,715,401
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	4,355,230	10,789,467	—
Foreign currency, at cost	2,009,250	3,143,046	32,772
	$571,011,962	$1,283,310,743	$49,706,442
Investments, at value:
Unaffiliated issuers	$370,773,447	$818,895,798	$5,781,372
Affiliated issuers	163,571,684	533,963,418	52,856,209
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	4,355,230	10,789,467	—
Foreign currency, at value	1,989,250	3,151,738	35,258
Cash	2,765,647	—	—
Receivables:
Investment securities sold	2,689,085	28,945,786	600,000
Dividends	562,449	1,210,350	—
Interest	731,265	1,579,617	101,261
Fund shares sold	532,111	503,824	127,778
Variation margin	831,331	—	—
Foreign tax reclaims	219,714	142,657	—
Cash collateral for futures contracts	22,072,461	25,515,027	2,944,776
Cash collateral for securities sold short	48,389,663	—	—
Cash collateral for swap agreements	15,110,000	—	—
Outstanding swap agreements, at value[2]	15,602,210	—	—
Unrealized appreciation on forward foreign currency contracts	2,333,986	4,158,357	517,154
Other assets	18,277	48,837	11,234
Total assets	652,547,810	1,428,904,876	62,975,042
Liabilities:
Payables:
Cash collateral from securities loaned	4,355,230	10,789,467	—
Investment securities purchased	1,525,018	21,912,350	—
Investment advisory and administration fee	446,056	986,156	55,008
Fund shares redeemed	4,879,259	10,590,520	42,148
Custody and fund accounting fees	38,479	83,411	8,333
Distribution and service fees	164,598	514,222	22,174
Dividends payable for securities sold short	98,091	—	—
Variation margin	—	554,428	307,971
Accrued expenses	211,988	428,970	47,284
Options written, at value[3]	1,848,191	—	—
Securities sold short, at value[4]	79,707,341	—	—
Outstanding swap agreements, at value[2]	27,283,231	—	—
Unrealized depreciation on forward foreign currency contracts	5,555,492	1,442,739	35,666
Total liabilities	126,112,974	47,302,263	518,584
Net assets	$526,434,836	$1,381,602,613	$62,456,458

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund as of June 30, 2010 was $4,206,737, $14,199,225 and $593,909, respectively.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $1,522,458.

3  Premiums received by UBS Dynamic Alpha Fund were $1,853,377

4   Proceeds from securities sold short by UBS Dynamic Alpha Fund were $69,289,251

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statements of assets and liabilities (cont'd)
June 30, 2010

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund[1]
Net assets consist of:
Beneficial interest	$951,557,292	$2,543,714,469	$92,698,411
Accumulated undistributed net investment income	2,158,638	54,381,068	566,294
Accumulated net realized loss	(374,628,060)	(1,299,653,695)	(38,705,720)
Net unrealized appreciation (depreciation)	(52,653,034)	83,160,771	7,897,473
Net assets	$526,434,836	$1,381,602,613	$62,456,458
Class A:
Net assets	$334,131,310	$814,759,773	$48,479,386
Shares outstanding	56,397,650	94,068,491	7,672,605
Net asset value and redemption proceeds per share	$5.92	$8.66	$6.32
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.26	$9.16	$6.69
Class B:
Net assets	$4,596,520	$15,189,670	N/A
Shares outstanding	813,270	1,774,983	N/A
Net asset value and offering price per share	$5.65	$8.56	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.37	$8.13	N/A
Class C:
Net assets	$104,146,434	$381,136,548	$13,792,114
Shares outstanding	18,430,682	45,245,549	2,186,684
Net asset value and offering price per share	$5.65	$8.42	$6.31
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.59	$8.34	$6.25
Class Y:
Net assets	$83,560,572	$170,516,622	$184,958
Shares outstanding	13,863,174	19,298,195	29,255
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.03	$8.84	$6.32

1  UBS Global Frontier Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

64

The UBS Funds

Financial statements

Statements of operations
For the year ended June 30, 2010

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Investment Income:
Dividends	$7,608,565	$15,221,466	$—
Interest and other	4,975,291	5,550,407	270,793
Affiliated interest	36,673	89,067	7,672
Securities lending-net	112,621	294,561	116
Foreign tax withheld	(168,478)	(486,238)	—
Total income	12,564,672	20,669,263	278,581
Expenses:
Advisory and administration	5,691,046	13,858,628	738,830
Service and distribution:
Class A	952,174	2,483,350	138,176
Class B	60,690	249,890	—
Class C	1,236,288	4,621,862	160,442
Transfer agency and related service fees:
Class A	326,349	670,800	24,764
Class B	10,594	48,209	—
Class C	123,657	468,613	14,535
Class Y	14,949	69,644	98
Custodian and fund accounting	271,957	565,740	51,178
Federal and state registration	54,764	67,100	38,146
Professional services	119,388	122,888	78,366
Shareholder reports	113,758	253,486	10,682
Trustees	57,795	126,264	22,737
Interest expense	976	314	—
Dividend expense and security loan fees for securities sold short	2,318,899	—	—
Other	80,735	185,740	11,313
Total expenses	11,434,019	23,792,528	1,289,267
Fee waivers and/or expense reimbursements by Advisor	(92,944)	—	(162,386)
Net expenses	11,341,075	23,792,528	1,126,881
Net investment income (loss)	1,223,597	(3,123,265)	(848,300)
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,999,838	73,976,176	(436,900)
Investments in affiliated issuers	4,424,218	55,045,782	3,331,428
Futures contracts	(30,564,565)	34,421,759	6,713,005
Options written	10,345,578	—	—
Securities sold short	(7,311,226)	—	—
Swap agreements	(6,926,278)	1,337,853	—
Forward foreign currency contracts	31,604,264	27,519,918	797,014
Foreign currency transactions	(375,513)	1,944,438	(283,962)
Net realized gain	10,196,316	194,245,926	10,120,585
Change in net unrealized appreciation (depreciation) on:
Investments	71,964,780	54,846,733	4,126,160
Futures contracts	89,033	(6,129,743)	(1,036,539)
Options written	(1,006,156)	—	—
Securities sold short	(9,874,728)	—	—
Swap agreements	15,021,856	(869,376)	—
Forward foreign currency contracts	1,182,765	4,358,478	495,553
Translation of other assets and liabilities denominated in foreign currency	(286,209)	(1,471,714)	(11,350)
Change in net unrealized appreciation	77,091,341	50,734,378	3,573,824
Net realized and unrealized gain	87,287,657	244,980,304	13,694,409
Net increase in net assets resulting from operations	$88,511,254	$241,857,039	$12,846,109

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statements of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$1,223,597	$19,500,260	$(3,123,265)	$15,384,231
Net realized gain (loss)	10,196,316	(282,707,811)	194,245,926	(1,294,009,072)
Change in net unrealized appreciation (depreciation)	77,091,341	(21,216,191)	50,734,378	335,816,830
Contributions from advisor	—	468,462	—	—
Net increase (decrease) in net assets from operations	88,511,254	(283,955,280)	241,857,039	(942,808,011)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(18,036,063)	—	(64,679,381)	(59,648,240)
Net realized gain	—	(192,230,422)	—	(123,974,517)
Total Class A dividends and distributions	(18,036,063)	(192,230,422)	(64,679,381)	(183,622,757)
Class B:
Net investment income and net foreign currency gains	(256,998)	—	(1,173,478)	(2,269,417)
Net realized gain	—	(3,120,832)	—	(5,525,208)
Total Class B dividends and distributions	(256,998)	(3,120,832)	(1,173,478)	(7,794,625)
Class C:
Net investment income and net foreign currency gains	(5,224,436)	—	(27,111,813)	(23,434,528)
Net realized gain	—	(63,020,277)	—	(57,275,656)
Total Class C dividends and distributions	(5,224,436)	(63,020,277)	(27,111,813)	(80,710,184)
Class Y:
Net investment income and net foreign currency gains	(5,942,088)	—	(14,623,794)	(15,557,694)
Net realized gain	—	(32,866,940)	—	(30,474,399)
Total Class Y dividends and distributions	(5,942,088)	(32,866,940)	(14,623,794)	(46,032,093)
Decrease in net assets from dividends and distributions	(29,459,585)	(291,238,471)	(107,588,466)	(318,159,659)
Beneficial interest transactions:
Proceeds from shares sold	114,313,977	115,085,769	115,466,913	232,846,047
Shares issued on reinvestment of dividends and distributions	28,144,238	275,369,691	100,642,981	300,453,214
Cost of shares redeemed	(289,139,327)	(1,032,877,113)	(679,409,293)	(1,511,910,920)
Redemption fees	10,795	132,489	30,280	228,376
Net decrease in net assets resulting from beneficial interest transactions	(146,670,317)	(642,289,164)	(463,269,119)	(978,383,283)
Decrease in net assets	(87,618,648)	(1,217,482,915)	(329,000,546)	(2,239,350,953)
Net assets, beginning of year	614,053,484	1,831,536,399	1,710,603,159	3,949,954,112
Net assets, end of year	$526,434,836	$614,053,484	$1,381,602,613	$1,710,603,159
Net assets include accumulated undistributed net investment income	$2,158,638	$20,336,334	$54,381,068	$106,532,019

66

The UBS Funds

Financial statements

	UBS Global Frontier Fund
	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(848,300)	$(825,012)
Net realized gain (loss)	10,120,585	(55,738,514)
Change in net unrealized appreciation (depreciation)	3,573,824	19,509,409
Contributions from advisor	—	—
Net increase (decrease) in net assets from operations	12,846,109	(37,054,117)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(2,525,878)	(1,267,938)
Net realized gain	—	—
Total Class A dividends and distributions	(2,525,878)	(1,267,938)
Class B:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class B dividends and distributions	—	—
Class C:
Net investment income and net foreign currency gains	(614,766)	(204,311)
Net realized gain	—	—
Total Class C dividends and distributions	(614,766)	(204,311)
Class Y:
Net investment income and net foreign currency gains	(530)	(62,386)
Net realized gain	—	—
Total Class Y dividends and distributions	(530)	(62,386)
Decrease in net assets from dividends and distributions	(3,141,174)	(1,534,635)
Beneficial interest transactions:
Proceeds from shares sold	14,056,564	39,256,449
Shares issued on reinvestment of dividends and distributions	3,011,650	1,318,346
Cost of shares redeemed	(28,974,906)	(47,222,976)
Redemption fees	6,130	39,387
Net decrease in net assets resulting from beneficial interest transactions	(11,900,562)	(6,608,794)
Decrease in net assets	(2,195,627)	(45,197,546)
Net assets, beginning of year	64,652,085	109,849,631
Net assets, end of year	$62,456,458	$64,652,085
Net assets include accumulated undistributed net investment income	$566,294	$2,257,877

See accompanying notes to financial statements.
67

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.45	$9.89	$11.42	$11.04	$10.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.14	0.04	0.01	(0.09)
Net realized and unrealized gain (loss) from investment activities	0.75	(1.84)	(0.56)	0.37	1.01
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]
Total income (loss) from investment operations	0.77	(1.70)	(0.52)	0.38	0.92
Less dividends/distributions:
From net investment income	(0.30)	—	(0.01)	0.00[3]	(0.10)
From net realized gains	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.30)	(2.74)	(1.01)	0.00[3]	(0.10)
Net asset value, end of year	$5.92	$5.45	$9.89	$11.42	$11.04
Total investment return[2]	14.19%	(14.31)%[4]	(4.95)%	3.44%	9.02%[5]
Ratios/supplemental data:
Net assets, end of year (000's)	$334,131	$398,321	$1,178,342	$2,168,596	$1,777,329
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	1.74%	1.54%[6]	1.20%	1.17%	1.20%
After expense reimbursement and dividend expense and security loan fees for securities sold short	1.72%	1.54%[6]	1.20%	1.17%	1.20%
After expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.30%	1.20%	1.17%	1.20%
Ratio of net investment income (loss) to average net assets	0.31%	1.99%	0.35%	0.06%	(0.80)%
Portfolio turnover rate	58%	139%	39%	28%	38%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.20	$9.68	$11.26	$10.98	$10.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.08	(0.04)	(0.09)	(0.17)
Net realized and unrealized gain (loss) from investment activities	0.73	(1.82)	(0.54)	0.37	1.00
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]
Total income (loss) from investment operations	0.70	(1.74)	(0.58)	0.28	0.83
Less dividends/distributions:
From net investment income	(0.25)	—	—	—	(0.04)
From net realized gains	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.25)	(2.74)	(1.00)	—	(0.04)
Net asset value, end of year	$5.65	$5.20	$9.68	$11.26	$10.98
Total investment return[2]	13.11%	(14.98)%[4]	(5.62)%	2.64%	8.09%[5]
Ratios/supplemental data:
Net assets, end of year (000's)	$4,597	$6,733	$14,905	$25,790	$30,051
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.58%	2.39%[6]	1.99%	1.95%	1.98%
After expense reimbursement/recoupment and dividend expense and security loan fees for securities sold short	2.47%	2.36%[6]	1.99%	1.95%	1.99%
After expense reimbursement/recoupment and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	1.99%	1.95%	1.99%[7]
Ratio of net investment income (loss) to average net assets	(0.44)%	1.23%	(0.42)%	(0.78)%	(1.59)%
Portfolio turnover rate	58%	139%	39%	28%	38%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

68

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.21	$9.68	$11.26	$10.97	$10.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.08	(0.04)	(0.08)	(0.17)
Net realized and unrealized gain (loss) from investment activities	0.72	(1.81)	(0.54)	0.37	1.00
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]
Total income (loss) from investment operations	0.69	(1.73)	(0.58)	0.29	0.83
Less dividends/distributions:
From net investment income	(0.25)	—	—	—	(0.05)
From net realized gains	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.25)	(2.74)	(1.00)	—	(0.05)
Net asset value, end of year	$5.65	$5.21	$9.68	$11.26	$10.97
Total investment return[2]	13.15%	(14.98)%[4]	(5.62)%	2.64%	8.15%[5]
Ratios/supplemental data:
Net assets, end of year (000's)	$104,146	$131,745	$317,450	$579,916	$520,754
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.50%	2.32%[6]	1.97%	1.93%	1.97%
After expense reimbursement and dividend expense and security loan fees for securities sold short	2.47%	2.32%[6]	1.97%	1.93%	1.97%
After expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.07%	1.97%	1.93%	1.97%
Ratio of net investment income (loss) to average net assets	(0.44)%	1.24%	(0.41)%	(0.72)%	(1.57)%
Portfolio turnover rate	58%	139%	39%	28%	38%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.54	$9.96	$11.48	$11.07	$10.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.17	0.08	0.05	(0.06)
Net realized and unrealized gain (loss) from investment activities	0.78	(1.85)	(0.56)	0.36	1.02
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]
Total income (loss) from investment operations	0.81	(1.68)	(0.48)	0.41	0.96
Less dividends/distributions:
From net investment income	(0.32)	—	(0.04)	0.00[3]	(0.12)
From net realized gains	—	(2.74)	(1.00)	—	—
Total dividends/distributions	(0.32)	(2.74)	(1.04)	0.00[3]	(0.12)
Net asset value, end of year	$6.03	$5.54	$9.96	$11.48	$11.07
Total investment return[2]	14.49%	(13.99)%[4]	(4.64)%	3.80%	9.28%[5]
Ratios/supplemental data:
Net assets, end of year (000's)	$83,561	$77,254	$320,839	$478,785	$293,004
Ratios of expenses to average net assets:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	1.42%	1.22%[6]	0.91%	0.89%	0.92%
After expense reimbursement/recoupment and dividend expense and security loan fees for securities sold short	1.42%	1.22%[6]	0.91%	0.89%	0.92%
After expense reimbursement/recoupment and before dividend expense and security loan fees for securities sold short	1.04%	1.00%	0.91%	0.89%	0.92%
Ratio of net investment income (loss) to average net assets	0.56%	2.23%	0.69%	0.40%	(0.52)%
Portfolio turnover rate	58%	139%	39%	28%	38%

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

5  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

6  Ratios have been restated to reflect interest and dividend expense for securities sold short. This restatement had no impact on the Fund's previously reported net assets, net investment income, net asset value, total return or ratio of net investment income to average net assets. See Note 10.

7  The Investment Manager recouped expenses previously reimbursed by the Investment Manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.
69

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.18	$12.59	$14.81	$13.86	$13.33
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.08	0.17	0.19	0.19
Net realized and unrealized gain (loss) from investment activities	1.11	(3.08)	(1.34)	1.83	1.08
Total income (loss) from investment operations	1.11	(3.00)	(1.17)	2.02	1.27
Less dividends/distributions:
From net investment income	(0.63)	(0.46)	(0.23)	(0.27)	(0.14)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.63)	(1.41)	(1.05)	(1.07)	(0.74)
Net asset value, end of year	$8.66	$8.18	$12.59	$14.81	$13.86
Total investment return[2]	13.11%	(22.36)%	(8.43)%	14.93%	9.72%
Ratios/supplemental data:
Net assets, end of year (000's)	$814,760	$996,059	$2,396,937	$3,094,036	$2,246,289
Ratio of expenses to average net assets	1.21%	1.19%	1.09%	1.13%	1.14%
Ratio of net investment income/(loss) to average net assets	0.01%	0.84%	1.19%	1.28%	1.41%
Portfolio turnover rate	90%	122%	83%	74%	83%
	Class B
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.00	$12.35	$14.52	$13.60	$13.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	0.00[3]	0.05	0.07	0.08
Net realized and unrealized gain (loss) from investment activities	1.08	(3.01)	(1.31)	1.79	1.06
Total income (loss) from investment operations	1.00	(3.01)	(1.26)	1.86	1.14
Less dividends/distributions:
From net investment income	(0.44)	(0.39)	(0.09)	(0.14)	(0.02)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.44)	(1.34)	(0.91)	(0.94)	(0.62)
Net asset value, end of year	$8.56	$8.00	$12.35	$14.52	$13.60
Total investment return[2]	12.14%	(22.98)%	(9.14)%	13.96%	8.81%
Ratios/supplemental data:
Net assets, end of year (000's)	$15,190	$33,685	$90,258	$139,061	$161,704
Ratio of expenses to average net assets	2.09%	2.02%	1.91%	1.93%	1.95%
Ratio of net investment income/(loss) to average net assets	(0.90)%	0.01%	0.36%	0.48%	0.60%
Portfolio turnover rate	90%	122%	83%	74%	83%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

70

UBS Global Allocation Fund

Financial highlights

	Class C
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.96	$12.29	$14.48	$13.58	$13.09
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	0.00[3]	0.05	0.07	0.09
Net realized and unrealized gain (loss) from investment activities	1.07	(2.99)	(1.30)	1.79	1.05
Total income (loss) from investment operations	1.00	(2.99)	(1.25)	1.86	1.14
Less dividends/distributions:
From net investment income	(0.54)	(0.39)	(0.12)	(0.16)	(0.05)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.54)	(1.34)	(0.94)	(0.96)	(0.65)
Net asset value, end of year	$8.42	$7.96	$12.29	$14.48	$13.58
Total investment return[2]	12.29%	(22.93)%	(9.15)%	14.02%	8.82%
Ratios/supplemental data:
Net assets, end of year (000's)	$381,137	$456,577	$985,156	$1,274,539	$1,044,517
Ratio of expenses to average net assets	2.00%	1.97%	1.89%	1.90%	1.91%
Ratio of net investment income/(loss) to average net assets	(0.78)%	0.06%	0.40%	0.51%	0.64%
Portfolio turnover rate	90%	122%	83%	74%	83%
	Class Y
	Year ended June 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.34	$12.80	$15.04	$14.06	$13.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.10	0.21	0.23	0.23
Net realized and unrealized gain (loss) from investment activities	1.14	(3.13)	(1.37)	1.85	1.09
Total income (loss) from investment operations	1.17	(3.03)	(1.16)	2.08	1.32
Less dividends/distributions:
From net investment income	(0.67)	(0.48)	(0.26)	(0.30)	(0.17)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)
Total dividends/distributions	(0.67)	(1.43)	(1.08)	(1.10)	(0.77)
Net asset value, end of year	$8.84	$8.34	$12.80	$15.04	$14.06
Total investment return[2]	13.54%	(22.12)%	(8.20)%	15.18%	9.98%
Ratios/supplemental data:
Net assets, end of year (000's)	$170,517	$224,281	$477,603	$648,479	$463,122
Ratio of expenses to average net assets	0.93%	0.90%	0.82%	0.88%	0.88%
Ratio of net investment income/(loss) to average net assets	0.29%	1.14%	1.46%	1.53%	1.67%
Portfolio turnover rate	90%	122%	83%	74%	83%

See accompanying notes to financial statements.
71

UBS Global Frontier Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A			Class C
	Year ended June 30,		For the period ended	Year ended June 30,		For the period ended
	2010	2009	June 30, 2008[3]	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$5.59	$8.75	$10.00	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.06)	(0.05)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss) from investment activities	1.12	(2.98)	(1.10)	1.12	(2.96)	(1.10)
Total income (loss) from investment operations	1.05	(3.04)	(1.15)	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.32)	(0.12)	(0.03)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	(0.07)	—	—	(0.07)
Total dividends/distributions	(0.32)	(0.12)	(0.10)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$6.32	$5.59	$8.75	$6.31	$5.58	$8.71
Total investment return[2]	18.30%	(34.51)%	(11.60)%	17.50%	(35.03)%	(12.22)%
Ratios/supplemental data:
Net assets, end of period (000's)	$48,479	$48,395	$79,572	$13,792	$14,559	$22,882
Before expense reimbursement	1.62%	1.66%	1.59%[5]	2.41%	2.48%	2.40%[5]
After expense reimbursement	1.40%	1.40%	1.40%[5]	2.15%	2.15%	2.15%[5]
Ratio of net investment loss to average net assets	(1.01)%	(1.01)%	(0.52)%[5]	(1.76)%	(1.76)%	(1.27)%[5]
Portfolio turnover rate	54%	148%	84%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

72

UBS Global Frontier Fund

Financial highlights

	Class Y
	Year ended June 30,		For the period ended
	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.11	(2.99)	(1.10)
Total income (loss) from investment operations	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$6.32	$5.60	$8.77
Total investment return[2]	18.54%	(34.30)%	(11.33)%
Ratios/supplemental data:
Net assets, end of period (000's)	$185	$1,699	$7,395
Before expense reimbursement	1.35%	1.35%	1.31%[5]
After expense reimbursement	1.15%	1.15%	1.15%[5]
Ratio of net investment loss to average net assets	(0.72)%	(0.73)%	(0.26)%[5]
Portfolio turnover rate	54%	148%	84%

See accompanying notes to financial statements.
73

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Global Frontier Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Global Frontier Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles ("GAAP") requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

The Financial Accounting Standards Board ("FASB") has established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

74

The UBS Funds

Notes to financial statements

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' adoption of the use of the practical expedient within ASC Topic 820 which was effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

75

The UBS Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ('ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfer in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010.

The provisions of Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended June 30, 2010. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the

76

The UBS Funds

Notes to financial statements

Notes to financial statements); however, the Funds are not aware of any additional credit risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended June 30, 2010 is as follows:

Asset derivatives

		Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha	Forward contracts[1]	$—	$—	$—	$2,333,986	$2,333,986
Fund	Futures contracts[2]	3,046,814	8,467,696	—	—	11,514,510
	Swap agreements[1]	5,398,470	1,889,451	7,022,375	1,291,914	15,602,210
	Total value	$8,445,284	$10,357,147	$7,022,375	$3,625,900	$29,450,706

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha	Forward contracts[1]	$—	$—	$—	$(5,555,492)	$(5,555,492)
Fund	Futures contracts[2]	(3,384,506)	(3,823,135)	—	—	(7,207,641)
	Swap agreements[1]	(13,391,289)	—	(12,670,078)	(1,221,864)	(27,283,231)
	Written options[1]	(788,484)	—	(44,738)	(1,014,969)	(1,848,191)
	Total value	$(17,564,279)	$(3,823,135)	$(12,714,816)	$(7,792,325)	$(41,894,555)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

77

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2010, were as follows:

		Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha	Net realized gain/(loss)[1]
Fund	Forward contracts	$—	$—	$—	$31,604,264	$31,604,264
	Futures contracts	(4,328,372)	(26,236,193)	—	—	(30,564,565)
	Swap agreements	(13,977,166)	1,879,189	5,158,779	12,920	(6,926,278)
	Written options	10,336,478	9,100	—	—	10,345,578
	Total net realized gain/(loss)	$(7,969,060)	$(24,347,904)	$5,158,779	$31,617,184	$4,458,999
	Net change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$—	$1,182,765	$1,182,765
	Futures contracts	(414,990)	504,023	—	—	89,033
	Swap agreements	11,993,247	4,495,569	(1,537,010)	70,050	15,021,856
	Written options	(1,322,841)	316,685	—	—	(1,006,156)
	Total net change in unrealized appreciation/ (depreciation)	$10,255,416	$5,316,277	$(1,537,010)	$1,252,815	$15,287,498

1  Statement of operations location: Net realized gain/(loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/(depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation	Forward contracts[1]	$—	$—	$4,158,357	$4,158,357
Fund	Futures contracts[2]	270,055	6,433,493	—	6,703,548
	Total value	$270,055	$6,433,493	$4,158,357	$10,861,905

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation	Forward contracts[1]	$—	$—	$(1,442,739)	$(1,442,739)
Fund	Futures contracts[2]	(1,766,213)	(7,974,305)	—	(9,740,518)
	Total value	$(1,766,213)	$(7,974,305)	$(1,442,739)	$(11,183,257)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts,

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

78

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2010, were as follows:

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation	Net realized gain[1]
Fund	Forward contracts	$—	$—	$27,519,918	$27,519,918
	Futures contracts	11,889,555	22,532,204	—	34,421,759
	Swap agreements	1,337,853	—	—	1,337,853
	Total net realized gain	$13,227,408	$22,532,204	$27,519,918	$63,279,530
	Net change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$4,358,478	$4,358,478
	Futures contracts	(5,404,826)	(724,917)	—	(6,129,743)
	Swap agreements	(869,376)	—	—	(869,376)
	Total net change in unrealized appreciation/(depreciation)	$(6,274,202)	$(724,917)	$4,358,478	$(2,640,641)

1  Statement of operations location: Net realized gain/(loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/(depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

		Equity Risk	Foreign exchange risk	Total
UBS Global Frontier	Forward contracts[1]	$—	$517,154	$517,154
Fund	Futures contracts[2]	211,452	—	211,452
	Total value	$211,452	$517,154	$728,606

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Interest rate risk	Equity Risk	Foreign exchange risk	Total
UBS Global Frontier	Forward contracts[1]	$—	$—	$(35,666)	$(35,666)
Fund	Futures contracts[2]	(27,549)	(1,727,989)	—	(1,755,538)
	Total value	$(27,549)	$(1,727,989)	$(35,666)	$(1,791,204)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts,

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

79

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2010, were as follows:

		Interest rate risk	Equity Risk	Foreign exchange risk	Total
UBS Global Frontier	Net realized gain/(loss)[1]
Fund	Forward contracts	$—	$—	$797,014	$797,014
	Futures contracts	490,890	6,222,115	—	6,713,005
	Total net realized gain/(loss)	$490,890	$6,222,115	$797,014	$7,510,019
	Net change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$495,553	$495,553
	Futures contracts	(207,186)	(829,353)	—	(1,036,539)
	Total net change in unrealized appreciation/(depreciation)	$(207,186)	$(829,353)	$495,553	$(540,986)

1  Statement of operations location: Net realized gain/(loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/(depreciation) on futures contracts and forward foreign currency contracts

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting

80

The UBS Funds

Notes to financial statements

for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the

81

The UBS Funds

Notes to financial statements

TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

82

The UBS Funds

Notes to financial statements

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently

83

The UBS Funds

Notes to financial statements

marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund ("Dynamic Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Dynamic Alpha shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Dynamic Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Dynamic Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Dynamic Alpha segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Dynamic Alpha is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2010 the UBS Global Allocation Fund recorded $43,403 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities.

84

The UBS Funds

Notes to financial statements

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2010, redemption fees represent less than $0.005 per share.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund, except UBS Dynamic Alpha Fund, to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) do not exceed the expense limit of each Fund as indicated in the table. For UBS Dynamic Alpha Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investments in other investment companies) to the extent necessary so that the Fund's ordinary operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) do not exceed the expense limit of the Fund as indicated in the table. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2010, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$5,224,551	$92,944
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	12,585,415	—
UBS Global Frontier Fund	1.40	N/A1	2.15	1.15	684,758	162,386

1  UBS Global Frontier Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total

85

The UBS Funds

Notes to financial statements

operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2010 are subject to repayment through June 30, 2013.

At June 30, 2010, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2011	Expires June 30, 2012	Expires June 30, 2013
UBS Dynamic Alpha Fund—Class A	$51,127	$—	$—	$51,127
UBS Dynamic Alpha Fund—Class B	8,988	—	2,654	6,334
UBS Dynamic Alpha Fund—Class C	35,483	—	—	35,483
UBS Global Frontier Fund—Class A	408,805	152,817	137,121	118,867
UBS Global Frontier Fund—Class C	145,522	52,934	50,614	41,974
UBS Global Frontier Fund—Class Y	19,640	12,442	5,653	1,545

Each Fund pays UBS Global AM (US), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2010, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$34,433	$466,495
UBS Global Allocation Fund	89,193	1,273,213
UBS Global Frontier Fund	4,019	54,072

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended June 30, 2010 were as follows:

  UBS Dynamic Alpha Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 06/30/10	% of net assets
UBS Global Corporate Bond Relationship Fund	$—	$51,636,000	$—	$—	$1,566,142	$53,202,142	10.11%
UBS Opportunistic Emerging Markets Debt Relationship Fund	18,034,797	—	3,500,000	777,294	2,057,886	17,369,977	3.30%
UBS U.S. Equity Alpha Relationship Fund	71,305,087	—	20,000,000	3,646,924	7,595,031	62,547,042	11.88%
	$89,339,884	$51,636,000	$23,500,000	$4,424,218	$11,219,059	$133,119,161	25.29%

86

The UBS Funds

Notes to financial statements

  UBS Global Allocation Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 06/30/10	% of net assets
UBS Credit Bond Relationship Fund	$88,036,816	$—	$25,000,000	$4,550,119	$7,338,881	$74,925,815	5.42%
UBS Emerging Markets Equity Relationship Fund	105,347,347	—	70,000,000	22,304,302	4,809,828	62,461,477	4.53%
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	257,485,609	—	75,000,000	17,740,576	(6,664,606)	193,561,579	14.01%
UBS Global Corporate Bond Relationship Fund	—	113,150,000	—	—	3,574,130	116,724,130	8.45%
UBS High Yield Relationship Fund	50,775,856	—	24,000,000	6,088,798	5,017,320	37,881,974	2.74%
UBS Small-Cap Equity Relationship Fund	31,609,145	—	12,000,000	4,214,946	7,537,387	31,361,478	2.27%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	1,988,539	—	2,062,493	147,041	(73,087)	—	0.00%
	$535,243,312	$113,150,000	$208,062,493	$55,045,782	$21,539,853	$516,916,453	37.42%

87

The UBS Funds

Notes to financial statements

  UBS Global Frontier Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/10	% of net assets
UBS Credit Bond Relationship Fund	$4,401,841	$—	$1,010,000	$179,912	$433,585	$4,005,338	6.41%
UBS Emerging Markets Equity Relationship Fund	9,024,979	1,007,500	3,400,000	1,561,349	788,747	8,982,575	14.38%
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	7,092,092	1,000,000	2,100,000	284,212	(196,188)	6,080,116	9.74%
UBS Global Corporate Bond Relationship Fund	—	7,900,000	750,000	27,971	177,772	7,355,743	11.78%
UBS High Yield Relationship Fund	2,879,802	—	1,000,000	344,352	336,185	2,560,339	4.10%
UBS International Equity Relationship Fund	7,330,241	—	1,700,000	31,661	792,017	6,453,919	10.33%
UBS U.S. Large Cap Equity Relationship Fund	12,161,156	1,200,000	4,050,000	901,971	1,211,875	11,425,002	18.29%
UBS U.S. Large Cap Growth Equity Relationship Fund	2,818,201	2,050,000	—	—	499,874	5,368,075	8.60%
	$45,708,312	$13,157,500	$14,010,000	$3,331,428	$4,043,867	$52,231,107	83.63%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2010 and for the year ended were as follows:

Fund	Value 06/30/09	Purchases	Sales proceeds	Value 06/30/10	%of net assets	Net income earned
UBS Dynamic Alpha Fund	$2,893,375	$335,295,353	$307,736,205	$30,452,523	5.78%	$36,673
UBS Global Allocation Fund	75,008,315	496,881,157	554,842,507	17,046,965	1.23%	89,067
UBS Global Frontier Fund	6,677,130	36,396,004	42,448,032	625,102	1.00%	7,672

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating

88

The UBS Funds

Notes to financial statements

expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments at June 30, 2010 and for the year ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 6/30/10	% of net assets	Net income earned
UBS Dynamic Alpha Fund	$7,699,401	$109,097,062	$112,441,233	$4,355,230	0.83%	$112,621
UBS Global Allocation Fund	21,204,379	237,217,799	247,632,711	10,789,467	0.78	294,561
UBS Global Frontier Fund	—	771,459	771,459	—	—	116

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2010, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$9,339
UBS Global Allocation Fund	14,601

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A1	1.00

1  UBS Global Frontier Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2010, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2010, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$71,759	$108,428
UBS Dynamic Alpha Fund—Class B	3,977	22,304
UBS Dynamic Alpha Fund—Class C	88,862	2,987
UBS Global Allocation Fund—Class A	174,735	392,409
UBS Global Allocation Fund—Class B	13,157	78,517
UBS Global Allocation Fund—Class C	326,330	13,766
UBS Global Frontier Fund—Class A	10,390	64,465
UBS Global Frontier Fund—Class C	11,784	564

89

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") formerly PNC Global Investment Servicing, each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total services fees follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$231,741
UBS Global Allocation Fund	518,705
UBS Global Frontier Fund	19,387

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Portfolio(s) of investments. In addition, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral amounting to $4,085,736 and $609,658, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2010, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$4,206,737	$4,355,230	$4,355,230
UBS Global Allocation Fund	14,199,225	14,875,203	10,789,467
UBS Global Frontier Fund	593,909	609,658	—

6. Purchases and sales of securities

For the year ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$398,560,545	$556,487,564
UBS Global Allocation Fund	691,494,572	1,113,905,790
UBS Global Frontier Fund	20,965,972	23,113,845

90

The UBS Funds

Notes to financial statements

For the year ended June 30, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$2,128,115	$—
UBS Global Allocation Fund	747,663,503	756,426,307
UBS Global Frontier Fund	13,767,371	14,088,751

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$29,459,585	$8,108	$291,230,363	$291,238,471
UBS Global Allocation Fund	107,588,466	165,040,234	153,119,425	318,159,659
UBS Global Frontier Fund	3,141,174	1,534,635	—	1,534,635

At June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Dynamic Alpha Fund	$—	$(355,915,321)	$(86,014,369)	$(441,929,690)
UBS Global Allocation Fund	57,546,402	(1,255,404,264)	48,394,988	(1,149,462,874)
UBS Global Frontier Fund	1,048,035	(29,587,350)	(18,312,964)	(46,852,279)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2010 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Dynamic Alpha Fund	$10,058,292	$4,888,008	$(14,946,300)
UBS Global Allocation Fund	58,560,780	(234,631,930)	176,071,150
UBS Global Frontier Fund	2,297,891	(21,660,915)	19,363,024

91

The UBS Funds

Notes to financial statements

At June 30, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Dynamic Alpha Fund	—	—	—	—	—	—	$145,211,340	$202,927,795
UBS Global Allocation Fund	—	—	—	—	—	—	288,404,627	862,762,158
UBS Global Frontier Fund	—	—	—	—	—	—	12,841,328	9,543,610

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2010, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$4,123,842	$3,519,823
UBS Global Allocation Fund	101,365,098	—
UBS Global Frontier Fund	7,180,823	—

As of and during the year ended June 30, 2010, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended June 30, 2010, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$2,851,382	14	$976	0.88%
UBS Global Allocation Fund	3,468,982	4	314	0.82

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2010.

92

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the period ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	8,327,793	$51,653,337	1,338	$7,948
Shares repurchased	(27,919,319)	(169,870,197)	(440,378)	(2,587,427)
Shares converted from Class B to Class A	80,825	498,728	(84,617)	(498,728)
Dividends reinvested	2,795,905	16,999,103	43,098	250,834
Redemption fees	—	10,795	—	—
Net decrease	(16,714,796)	$(100,708,234)	(480,559)	$(2,827,373)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,384,171	$8,180,981	9,079,410	$53,972,983
Shares repurchased	(9,114,936)	(53,034,892)	(10,125,401)	(63,148,083)
Dividends reinvested	852,122	4,959,348	961,905	5,934,953
Net decrease	(6,878,643)	$(39,894,563)	(84,086)	$(3,240,147)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	6,352,517	$59,062,787	10,783	$100,247
Shares repurchased	(41,995,018)	(391,321,186)	(1,081,458)	(9,800,513)
Shares converted from Class B to Class A	1,460,114	13,447,161	(1,486,878)	(13,447,161)
Dividends reinvested	6,494,949	59,948,378	121,003	1,108,390
Redemption fees	—	21,796	—	—
Net decrease	(27,687,438)	$(258,841,064)	(2,436,550)	$(22,039,037)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,764,048	$16,132,184	2,805,782	$26,724,534
Shares repurchased	(16,688,832)	(151,047,516)	(11,923,497)	(113,792,917)
Dividends reinvested	2,798,058	25,210,500	1,529,331	14,375,713
Redemption fees	—	7,984	—	500
Net decrease	(12,126,726)	$(109,696,848)	(7,588,384)	$(72,692,170)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,866,397	$12,428,452	208,061	$1,436,877	27,487	$191,235
Shares repurchased	(3,195,448)	(21,825,684)	(714,884)	(4,951,609)	(301,785)	(2,197,613)
Dividends reinvested	347,095	2,408,840	86,529	602,239	82	571
Redemption fees	—	5,142	—	988	—	—
Net decrease	(981,956)	$(6,983,250)	(420,294)	$(2,911,505)	(274,216)	$(2,005,807)

93

The UBS Funds

Notes to financial statements

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	12,201,854	$84,315,501	76,017	$485,824
Shares repurchased	(94,925,141)	(668,841,884)	(752,172)	(4,950,099)
Shares converted from Class B to Class A	197,940	1,247,757	(205,303)	(1,247,757)
Dividends reinvested	36,546,773	181,271,963	635,398	3,018,142
Redemption fees	—	111,984	—	—
Net decrease	(45,978,574)	$(401,894,679)	(246,060)	$(2,693,890)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	994,111	$7,576,868	3,987,680	$21,928,281
Shares repurchased	(20,995,238)	(138,300,018)	(28,525,753)	(219,537,355)
Dividends reinvested	12,513,912	59,441,082	6,277,481	31,638,504
Redemption fees	—	17,451	—	3,054
Net decrease	(7,487,215)	$(71,264,617)	(18,260,592)	$(165,967,516)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	17,002,992	$148,901,594	87,388	$716,139
Shares repurchased	(110,986,962)	(978,286,940)	(2,786,597)	(23,135,806)
Shares converted from Class B to Class A	1,418,218	10,924,954	(1,448,815)	(10,924,954)
Dividends reinvested	23,913,497	171,938,048	1,048,345	7,401,313
Redemption fees	—	187,063	—	171
Net decrease	(68,652,255)	$(646,335,281)	(3,099,679)	$(25,943,137)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	3,081,072	$27,040,672	5,402,385	$45,262,688
Shares repurchased	(36,745,661)	(313,102,739)	(21,956,098)	(186,460,481)
Dividends reinvested	10,868,562	76,297,308	6,122,479	44,816,545
Redemption fees	—	22,152	—	18,990
Net decrease	(22,796,027)	$(209,742,607)	(10,431,234)	$(96,362,258)

94

The UBS Funds

Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,784,149	$31,913,221	1,432,561	$7,334,674	1,690	$8,554
Shares repurchased	(6,453,656)	(35,257,994)	(1,492,704)	(7,852,515)	(541,463)	(4,112,467)
Dividends reinvested	230,913	1,122,239	40,268	196,107	—	—
Redemption fees	—	35,053	—	4,334	—	—
Net decrease	(438,594)	$(2,187,481)	(19,875)	$(317,400)	(539,773)	$(4,103,913)

10. Restatement

Subsequent to the issuance of the December 31, 2009 financial statements, the Fund determined that the ratio of expenses to average net assets for UBS Dynamic Alpha Fund as reported in the Financial highlights for the year ended June 30, 2009 did not reflect interest and dividend expense for securities sold short.

The correction of the above item resulted in the restatement of the ratio of expenses to average net assets in the Financial highlights as shown below:

	Class A For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	1.30%	1.54%
After expense reimbursement and dividend expense and security loan fees for securities sold short	1.30%	1.54%
	Class B For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.13%	2.39%
After expense reimbursement and dividend expense and security loan fees for securities sold short	2.10%	2.36%
	Class C For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	2.07%	2.32%
After expense reimbursement and dividend expense and security loan fees for securities sold short	2.07%	2.32%
	Class Y For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after dividend expense and security loan fees for securities sold short	1.00%	1.22%
After expense reimbursement and dividend expense and security loan fees for securities sold short	1.00%	1.22%

95

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund (three of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 27, 2010

96

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

97

The UBS Funds

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 3 and 4, 2010 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2010, June 3, 2010 and June 4, 2010, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to

98

The UBS Funds

Board approval of investment advisory agreements

the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Equity Alpha Fund and UBS International Equity Fund each had appeared in one of the top three performance quintiles for most applicable performance periods, and that the UBS Dynamic Alpha Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund and UBS Global Bond Fund, each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year and three-year periods.

In explaining the performance of the UBS U.S. Small Cap Growth Fund, the Advisor discussed the investments that had a negative impact on the Fund's performance during the past year, noting in particular the impact of security selection on the Fund. The Advisor noted that enhancements designed to improve idea generation and timeliness of investment decisions were put in place recently to help address the performance issues of the Fund. The Advisor also explained that it believes that the UBS U.S. Small Cap Growth Fund is well positioned for the current market. The Advisor noted that, as of the date of the Meeting, the year-to-date performance of the UBS U.S. Small Cap Growth Fund was competitive with the performance of its peers. In addition, the Board noted that while the UBS U.S. Small Cap Growth Fund underperformed its peer universe during the one-year, three-year and five-year performance periods, the Fund's ten-year performance relative to its Lipper peer universe was in the first quintile for performance.

With respect to the UBS Absolute Return Bond Fund, the Advisor discussed with the Board the Fund's strategy of attempting to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor explained that in employing the UBS Absolute Return Bond Fund's strategy, the Fund is managed to maintain a duration of between +3 and -3 years depending on the level and expected future direction of interest rates. The Advisor noted that the Fund's duration stance negatively impacted its performance in comparison to its peer universe during the one-year performance period. The Advisor stated that many of UBS Absolute Return Bond Fund's peers benefited from the performance of longer term debt securities, noting that the funds in the UBS Absolute Return Bond Fund's peer universe maintained a duration range on average of 4 to 5 years.

In discussing the performance of the UBS U.S. Bond Fund, the Advisor explained that the Fund's relative performance in the last year had continued to suffer from security selection decisions made primarily in the non-agency mortgage backed securities sector. The Advisor noted that over the past two years the Advisor had enhanced the investment process of the UBS U.S. Bond Fund to help address the performance issues of the Fund. The Advisor stated that the performance of the UBS U.S. Bond Fund had steadily improved. The

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Advisor noted that the Fund had posted a 4.65% return (Class A) for the six-months ending March 31, 2010, which ranked the Fund in the top quintile of its Lipper peer universe for the period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS U.S. Equity Alpha Fund and UBS Global Equity Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Equity Fund, UBS U.S. Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Large Cap Equity Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor noted that the UBS U.S. Equity Alpha Fund's actual management fee was only 3.3 basis points higher than the median of its Lipper expense group. The Board also considered that the UBS U.S. Equity Alpha Fund's total expenses were lower than the median for the total expenses in the Fund's Lipper expense group.

The Board next discussed the management fee and total expenses of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee placed in the second quintile in the Fund's Lipper expense group. The Board also considered that the UBS U.S. Large Cap Equity Fund's total expenses were higher than the total expenses of the Fund's Lipper expense group. The Advisor explained that the UBS U.S. Large Cap Equity Fund's total expenses were higher than the median of the Fund's Lipper expense group due to higher transfer agency fees created by a significant number of small accounts.

The Board next noted that the UBS Global Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor noted that the UBS Global Equity Fund's contractual management fee was not appreciably higher than the expense group median. The Board also considered that while the Fund's actual management fee was higher than the median of the Fund's Lipper expense group, the

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UBS Global Equity Fund's total expenses compared very favorably to its peers, ranking in the first quintile of its expense group for total expenses.

The Board then considered the fees and expenses for the UBS U.S. Small Cap Growth Fund, noting that, while the Fund's contractual management fee was above the median of its Lipper expense group, the Fund's actual management fee and actual total expenses were in the first quintile and second quintile, respectively, of its Lipper expense group and compared favorably to its peer funds.

The Board also reviewed the management fee of the UBS U.S. Bond Fund and noted that the contractual management fee for the UBS U.S. Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS U.S. Bond Fund's actual management fee and actual total expenses were in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that were equal to the median for total expenses in its expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board

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concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Walter E. Auch; 89 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a trustee emeritus of the Morgan Stanley Smith Barney Consulting Group Capital Market Funds (11 portfolios) (prior to which he was a trustee from 2008 to March 2010). Mr. Auch is also a member of the Board of Sound Surgical Technologies. Mr. Auch was a trustee of Advisors Series Trust (from 1997 to 2008), a trustee of Legg Mason Partners Fund Complex (from 2005 to 2007) and a trustee of Nicholas Applegate Institutional Funds (from 1999 to 2008).

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Non-interested Trustees (continued):

Name, address and date of birth	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex to be overseen by Nominee	Other directorships held by Nominee

Adela Cepeda; 52 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005); trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 65 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (12 funds); a Director of the Legg Mason Equity Funds (54 funds); trustee, Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 funds).

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Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Abbie J. Smith; 56 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a Director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture)(since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply- chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 74 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

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Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Edward M. Roob; 75 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

J. Mikesell Thomas; 59 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since 2008), President and CEO of First Chicago Bancorp. (Since 2008) and CEO of First Chicago Bank of Trust (Since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System.

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Officers:

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph J. Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM – Americas region"). Prior to joining UBS Global AM – Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management – Americas for UBS Global AM – Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM – Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Vice President (since 2002) Treasurer and Principal Accounting Officer (since 2006).	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM – Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Officers (continued):

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM – Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM – Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM – Americas") from 2001 to 2004. He has been secretary of UBS Global AM – Americas region since 2004, of UBS Global Asset Management Trust Company since 1993 and secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM – Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM – Americas region (since 2005). Prior to joining UBS Global AM – Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2007). Prior to joining UBS Global AM – Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Officers (continued):

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM – Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM – Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008) Prior to joining UBS Global AM – Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Officers (continued):

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM – Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

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Federal tax information (unaudited)

For the year ended June 30, 2010, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends received deduction	15% Long-term capital gain	Foreign tax credit
UBS Dynamic Alpha Fund	21.63%	—	—
UBS Global Allocation Fund	12.80%	—	—

For the year ended June 30, 2010, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Global Allocation Fund	16.21%
UBS Global Frontier Fund	22.89%

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2010 and June 30, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $600,700 and $681,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2010 and June 30, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $21,000 and $19,688, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2010 and June 30, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $64,750 and $81,750, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2010 and June 30, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)   To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust UBS Funds, as well as with the Trust’s UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)   To pre-approve all non-audit services to be provided to the Trust UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)   To pre-approve all non-audit services to be provided by the Trust’s UBS Funds independent auditors to the Trust’s UBS Funds investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of the Trust UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)   To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)   To consider whether the non-audit services provided by the Trust’s UBS Funds independent auditor to the Trust’s UBS Funds investment advisor or any advisor affiliate that provides on-going services to the Trust UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)          (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2010 and June 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2010 and June 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2010 and June 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2010 and June 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2010 and June 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2010 and June 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended June 30, 2010 and June 30, 2009, the aggregate fees billed by E&Y of $315,750 and $2,278,338, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009
Covered Services	$85,750	$101,438
Non-Covered Services	$230,000	$2,176,900

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	September 8, 2010